     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 2007

                                                             FILE NOS. 333-00295
                                                                       811-07495
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                   FORM N-1A
                            ------------------------

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 25                                             [X]

                                      AND
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
     AMENDMENT NO. 26                                                   [X]

                            ------------------------

                   THE DIVERSIFIED INVESTORS FUNDS GROUP II*
        (FORMERLY THE DIVERSIFIED INVESTORS STRATEGIC ALLOCATION FUNDS)
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                            FOUR MANHATTANVILLE ROAD
                            PURCHASE, NEW YORK 10577
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (914) 697-8000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                            ------------------------

                             ROBERT F. COLBY, ESQ.
                     DIVERSIFIED INVESTMENT ADVISORS, INC.
                            FOUR MANHATTANVILLE ROAD
                            PURCHASE, NEW YORK 10577
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                    COPY TO:
                             ROGER P. JOSEPH, ESQ.
                             BINGHAM MCCUTCHEN LLP
                               150 FEDERAL STREET
                          BOSTON, MASSACHUSETTS 02110

It is proposed that this filing will become effective on May 1, 2006 pursuant to paragraph (b) of Rule 485.

Diversified Investors Portfolios has also executed this Registration Statement.

                            ------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Prospectus

                     THE DIVERSIFIED INVESTORS FUNDS GROUP
              THE DIVERSIFIED INVESTORS STRATEGIC ALLOCATION FUNDS

                     Diversified Investment Advisors, Inc.,
                               investment adviser

MONEY MARKET FUND
Diversified Investors Money Market Fund

BOND FUNDS
Diversified Investors High Quality Bond Fund
Diversified Investors Inflation-Protected Securities Fund
Diversified Investors Core Bond Fund
Diversified Investors Total Return Bond Fund
Diversified Investors High Yield Bond Fund

BALANCED FUND
Diversified Investors Balanced Fund

STOCK FUNDS
Diversified Investors Value & Income Fund
Diversified Investors Value Fund
Diversified Investors Stock Index Fund
Diversified Investors Growth & Income Fund
Diversified Investors Equity Growth Fund
Diversified Investors Aggressive Equity Fund
Diversified Investors Mid-Cap Value Fund
Diversified Investors Mid-Cap Growth Fund
Diversified Investors Small-Cap Value Fund
Diversified Investors Special Equity Fund
Diversified Investors Small-Cap Growth Fund
Diversified Investors International Equity Fund

STRATEGIC ALLOCATION FUNDS
Short Horizon Strategic Allocation Fund
Short/Intermediate Horizon Strategic Allocation Fund
Intermediate Horizon Strategic Allocation Fund
Intermediate/Long Horizon Strategic Allocation Fund
Long Horizon Strategic Allocation Fund

The mutual funds described in this prospectus are designed to meet a variety of investment goals. The Funds employ a wide range of stock and bond strategies covering the full risk/reward spectrum. You may choose to allocate your investment among the Stock, Bond and Money Market Funds, which each invest in securities through an underlying mutual fund, or you may choose to invest in a
Strategic Allocation Fund. The Strategic Allocation Funds invest in combinations of the other Funds determined by Diversified Investment Advisors. No Fund, by itself, is a complete investment program.

                   The Securities and Exchange Commission has
                  not approved or disapproved these securities
          or passed upon the adequacy or accuracy of this prospectus, and any representation to the contrary
                             is a criminal offense.

May 1, 2007

                     (This page intentionally left blank.)

TABLE OF CONTENTS


The Funds at a Glance.......................................    2
     Money Market Fund......................................    2
     Bond Funds.............................................    5
     Balanced Fund..........................................   15
     Stock Funds............................................   20
     Strategic Allocation Funds.............................   41
Shareholder Services........................................   51
     How to Reach the Funds.................................   51
     How to Purchase Shares.................................   51
     Frequent Purchases and Sales of Fund Shares............   52
     How the Price of Your Shares is Calculated.............   53
     How to Sell Shares.....................................   53
     Shareholder Services and Policies......................   54
Dividends and Distributions.................................   55
Tax Matters.................................................   55
Management..................................................   56
More About the Funds........................................   68
     Money Market Fund......................................   69
     Bond Funds.............................................   70
     Balanced Fund..........................................   73
     Stock Funds............................................   73
     Strategic Allocation Funds.............................   78
     More About Risks.......................................   78
General Information.........................................   83
Financial Highlights........................................   86


Appendix A -- Strategic Allocation Funds....................  A-1
Appendix B -- Instructions for Purchases and Sales from the
  Distributor...............................................  B-1

THE FUNDS AT A GLANCE
                                                               MONEY MARKET FUND

DIVERSIFIED INVESTORS MONEY MARKET FUND

THIS SUMMARY BRIEFLY DESCRIBES THE MONEY MARKET FUND AND THE PRINCIPAL RISKS OF INVESTING IN IT.

FUND GOAL

The Fund's goal is to provide liquidity and as high a level of income as is consistent with the preservation of capital.

MAIN INVESTMENT STRATEGIES

The Fund invests primarily in high quality, short-term money market instruments. These instruments include short-term U.S. government obligations, corporate bonds and notes, bank obligations (such as certificates of deposit and bankers' acceptances), commercial paper and repurchase agreements. The Fund may invest more than 25% of its total assets in obligations of U.S. banks.

The Fund is subject to SEC industry regulations applicable to money market funds. These regulations require that the Fund's investments mature or be deemed to mature within 397 days from the date of acquisition, that the average maturity of the Fund's investments (on a dollar-weighted basis) be ninety days or less, and that all of the Fund's investments be in U.S. dollar-denominated high quality securities which have been determined by the Fund to present minimal credit risks.

The Fund invests in securities through an underlying mutual fund (called a Portfolio) having the same investment goals and strategies. All references in this prospectus to the Fund include the Fund's underlying Portfolio, unless otherwise noted.

MAIN RISKS

The value of the Fund's shares will change under certain circumstances. This means that your Fund shares may be worth more or less when you sell them than when you bought them. You may lose money if you invest in the Fund.

     - The Fund's rate of income will vary from day to day depending on short-term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are low, as they have been recently, the Fund's expenses could absorb all or a significant portion of the Fund's income.

     - The Fund does not maintain a stable net asset value of $1.00 per share and does not declare dividends on a daily basis (many money market funds do). Undeclared investment income, or a default on a portfolio security, may cause the Fund's net asset value to fluctuate.

     - If the Fund concentrates in U.S. bank obligations, the Fund will be particularly sensitive to adverse events affecting U.S. banks. Banks are sensitive to changes in money market and general economic conditions, as well as decisions by regulators that can affect banks' profitability.

Please note that an investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO MAY WANT TO INVEST

Consider investing in the Money Market Fund if you are a conservative investor who is seeking liquidity and preservation of capital.

FUND PERFORMANCE

The following bar chart and tables can help you evaluate the risks of investing in the Fund, and how the Fund's returns have varied over time.

     -  The bar chart shows changes in the Fund's performance from year to year.

     - The tables show the Fund's best and worst quarters during the years covered by the bar chart, and how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Please remember that, unlike the Fund, the market index does not include the costs of buying and selling securities and other Fund expenses.

When you consider this information, please remember that the Fund's past performance is not necessarily an indication of how it will perform in the future.

MONEY MARKET FUND

TOTAL RETURN
(per calendar year)
1997-2006
[DIVERSIFIED INVESTORS MONEY MARKET FUND BAR CHART]

                                                                           MONEY MARKET FUND
                                                                           -----------------
1997                                                                             4.98
1998                                                                             4.91
1999                                                                             4.66
2000                                                                             6.00
2001                                                                             3.47
2002                                                                             1.24
2003                                                                             0.59
2004                                                                             0.65
2005                                                                             2.47
2006                                                                             4.31

-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest            1.53%            September 30, 2000
-----------------------------------------------------------------
      Lowest             0.09%              June 30, 2004
-----------------------------------------------------------------

-----------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2006)
-----------------------------------------------------------------------------------
                            1 Year               5 Year              10 Year
-----------------------------------------------------------------------------------
 Money Market Fund          4.31%                1.84%                3.31%
--------------------------------------------------------------------------------------------------------
     Citigroup
   3-Month T-Bill
       Index                4.76%                2.35%                3.67%
--------------------------------------------------------------------------------------------------------

FUND FEES AND EXPENSES

THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE MONEY MARKET FUND.


    --------------------------------------------------------------------------------
     SHAREHOLDER FEES (fees paid directly from your investment)
    --------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed on Purchases                   None
    --------------------------------------------------------------------------------
     Maximum Deferred Sales Charge (Load)                               None
    --------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed on Reinvested Dividends        None
    --------------------------------------------------------------------------------
     Redemption Fee                                                     None
    --------------------------------------------------------------------------------
     Exchange Fee                                                       None
    --------------------------------------------------------------------------------
     ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) as a % of average net assets(1)
    --------------------------------------------------------------------------------
     Advisory Fee                                                      0.25%
    --------------------------------------------------------------------------------
     Distribution (12b-1) Fees                                         0.25%
    --------------------------------------------------------------------------------
     Other Expenses
    --------------------------------------------------------------------------------
          Administrative Services Fee                                  0.30%
    --------------------------------------------------------------------------------
          Miscellaneous Expenses                                       0.06%
    --------------------------------------------------------------------------------
     Total Other Expenses                                              0.36%
    --------------------------------------------------------------------------------
     TOTAL ANNUAL FUND OPERATING EXPENSES                              0.86%
    --------------------------------------------------------------------------------
     Fee Waiver and/or Expense Reimbursement(2)                        0.06%
    --------------------------------------------------------------------------------
     NET EXPENSES                                                      0.80%
    --------------------------------------------------------------------------------

   (1) The Fund invests in securities through an underlying mutual fund. This table and the example below reflect the expenses of the Fund and that underlying fund.
   (2) The Adviser has contractually agreed to reimburse certain of the Fund's expenses. Each of these agreements has a term of 10 years from the date of this prospectus.

EXAMPLE

The following example is intended to help you compare the cost of investing in the Money Market Fund to the cost of investing in other mutual funds. The example assumes that:
     -  you invest $10,000 in the Fund for the time periods indicated; and

     -  you then sell all your shares at the end of those periods.

The example also assumes that:
     -  your investment has a 5% return each year; and

     - the Fund's operating expenses shown in the table above, before fee waivers and reimbursements, remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-----------------------------------------------------------------------
     1 YEAR            3 YEARS           5 YEARS          10 YEARS
-----------------------------------------------------------------------
       $82              $255              $444              $990
-----------------------------------------------------------------------

                                                                      BOND FUNDS

DIVERSIFIED INVESTORS HIGH QUALITY BOND FUND
DIVERSIFIED INVESTORS INFLATION-PROTECTED SECURITIES FUND

DIVERSIFIED INVESTORS CORE BOND FUND


DIVERSIFIED INVESTORS TOTAL RETURN BOND FUND

DIVERSIFIED INVESTORS HIGH YIELD BOND FUND

THIS SUMMARY BRIEFLY DESCRIBES THE BOND FUNDS AND THE PRINCIPAL RISKS OF INVESTING IN THEM.

FUND GOALS

HIGH QUALITY BOND FUND              The Fund's goal is to provide a high
                                    risk-adjusted return while focusing on the preservation of capital.

INFLATION-PROTECTED SECURITIES FUND The Fund's goal is to seek maximum real return consistent with the preservation of capital.


CORE BOND FUND                      The Fund's goal is to achieve maximum total
                                    return.



TOTAL RETURN BOND FUND              The Fund's goal is to maximize long term
                                    total return.


HIGH YIELD BOND FUND                The Fund's goal is to provide a high level
                                    of current income.

MAIN INVESTMENT STRATEGIES

HIGH QUALITY BOND FUND

The High Quality Bond Fund invests primarily in a diverse portfolio of high quality bonds and other debt securities with short and intermediate maturities. Under normal circumstances the Fund invests at least 80% of its net assets in high quality bonds and related investments.

The Fund considers securities rated BBB or better by Standard & Poor's or Fitch or Baa or better by Moody's (and securities that the Fund's advisers believe are of comparable quality) to be high quality.

The dollar-weighted average effective maturity of the Fund generally does not exceed three years under normal circumstances.

INFLATION-PROTECTED SECURITIES FUND

The Inflation-Protected Securities Fund invests primarily in inflation-protected securities issued by the U.S. Government, its agencies and instrumentalities. The Fund also invests in inflation-protected securities of U.S. corporations, foreign governments, and other foreign issuers. Under normal circumstances the Fund invests at least 80% of its net assets in inflation-protected securities and related investments.

The Fund invests primarily in investment-grade securities. The Fund considers securities rated at least BBB by Standard & Poor's or Fitch or Baa by Moody's (and securities of comparable quality as determined by the Fund's advisers) to be investment grade securities.


The Fund seeks to maintain an average portfolio duration that is within +/-20% of the duration of the Lehman U.S. TIPS Index, an index of inflation-protected securities. As of March 31, 2007, the duration of the index was 6.52 years. The Fund may invest in securities of any maturity.



CORE BOND FUND



The Core Bond Fund invests primarily in investment grade debt securities and U.S. government obligations (including mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities). The Fund also invests in securities of foreign issuers. Under normal circumstances the Fund invests at least 80% of its net assets in bonds and related investments.



The Fund considers securities rated at least BBB by Standard & Poor's or Fitch or Baa by Moody's (and comparable unrated securities) to be investment grade securities.



The Fund's dollar-weighted average effective maturity generally is between five and fifteen years (and does not exceed thirty years) under normal circumstances.


TOTAL RETURN BOND FUND

The Total Return Bond Fund invests primarily in investment grade debt securities and U.S. government obligations (including mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities). The Fund also invests in securities of foreign issuers. Under normal circumstances the Fund invests at least 80% of its net assets in bonds and related investments.

The Fund considers securities rated at least BBB by Standard & Poor's or Fitch or Baa by Moody's (and securities of comparable quality as determined by the Fund's advisers) to be investment grade securities.


The Fund's dollar-weighted average effective maturity generally is between five and fifteen years under normal circumstances.


HIGH YIELD BOND FUND

The High Yield Bond Fund invests primarily in high-yielding, income producing debt securities and preferred stocks. Under normal circumstances the Fund invests at least 80% of its net assets in high-yield bonds and related investments.

High-yield securities usually are lower-rated debt securities, commonly referred to as "junk bonds." Investing in junk bonds is an aggressive approach to income investing.

ALL BOND FUNDS

Each of the Bond Funds may, but is not required to, engage in certain investment strategies involving derivatives. These investment strategies may be employed in connection with hedging activities and to generate income.

Each Fund invests in securities through an underlying mutual fund (called a Portfolio) having the same investment goals and strategies. All references in this prospectus to a Fund includes that Fund's underlying Portfolio, unless otherwise noted.

MAIN RISKS

The value of each Fund's shares will change daily as the value of its underlying securities change. This means that your Fund shares may be worth more or less when you sell them than when you bought them. You may lose money if you invest in these Funds.

     - MARKET RISK. This is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions, or due to a company's individual situation. The value of certain securities held by the Funds, particularly those held by the High Yield Bond Fund, may be quite volatile.

     - INTEREST RATE RISK. In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. A change in interest rates could cause a Fund's share price to go down. Generally, the longer the average maturity of the bonds in a Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

     - PREPAYMENT AND EXTENSION RISK. The issuers of debt securities held by a Fund may be able to prepay principal due on the securities, particularly during periods of declining interest rates. The

        Fund may not be able to reinvest that principal at attractive rates. The Fund would also lose the benefit of falling interest rates on the price of the repaid bond. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. Also, rising interest rates may cause prepayments to occur at slower than expected rates. This effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's share price more volatile. Mortgage-backed securities are particularly susceptible to prepayment and extension risk and their prices may be volatile.

     - CREDIT RISK. Some issuers may not make payments on debt securities held by a Fund, causing a loss. Or, an issuer's financial condition may deteriorate, lowering the credit quality of a security and leading to greater volatility in the price of the security and in shares of a Fund. Investments held by the High Yield Bond Fund will be particularly susceptible to credit risk. U.S. government securities are generally considered to be subject to less credit risk. Investors should note that while securities issued by certain U.S. government agencies are guaranteed by the U.S. government, securities issued by many U.S. government agencies are not guaranteed by the U.S. government.

     - INFLATION-PROTECTED SECURITIES RISK. Market values of inflation-protected securities can be affected by changes in the market's inflation expectations or changes in real rates of interest. If real interest rates rise, the value of inflation-protected securities held by the Fund will decline. Moreover, because the principal amount of inflation-protected securities may be adjusted downward during a period of deflation to the original par value, the Fund will be subject to deflation risk with respect to its investments in these securities. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.

     - FOREIGN SECURITIES. Investments in foreign securities involve risks relating to adverse political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on Fund investments, currency exchange controls and other limitations on the use or transfer of Fund assets and political or social instability. There may be rapid changes in the value of foreign currencies or securities, causing a Fund's share price to be volatile. Also, in certain circumstances, a Fund could realize reduced or no value in U.S. dollars from its investments in foreign securities, causing the Fund's share price to go down.

     - PORTFOLIO SELECTION. The advisers of the Funds may not pick securities that perform well because they are unable to predict accurately the direction of interest rates or the repayment of certain debt obligations or to assess accurately fundamental changes affecting credit quality or other factors. In that case, investors in a Fund may lose money, or their investment in a Fund may not do as well as investments in other fixed income funds.

     - DERIVATIVES. Each Fund may, but is not required to, engage in certain investment strategies involving derivatives (such as options, futures, swaps and forward currency contracts). These investment strategies generally are employed in connection with hedging activities, but may also be used to generate income. The success or failure of a hedging transaction will depend on the advisers' ability to predict movements in the hedge, the investment being hedged and the market in general (and the correlation between these factors). If these predictions are wrong, or if the derivatives do not work as anticipated, the Fund could suffer greater losses than if the Fund had not used derivatives. Derivatives may not be available on terms that make economic sense (for example, they may be too costly), and, when used, their transaction costs and premiums may adversely affect Fund performance. These techniques may increase the Fund's volatility and may involve a small investment of cash relative to the magnitude of the risk being taken.

     - PORTFOLIO TURNOVER. The Inflation-Protected Securities, Core-Bond and Total Return Bond Funds had annual portfolio turnover rates in 2006 in excess of 100%. Trading securities may produce capital gains, which are taxable when distributed to investors with non-tax-sheltered accounts. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that a Fund pays when it buys and sells securities which may increase the Fund's expenses and affect performance.


Please note that an investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO MAY WANT TO INVEST

Consider investing in the Bond Funds if you are seeking current income (or, for the Total Return Bond Fund and Core Bond Fund, high total return, meaning the total return on your investment, including both income and growth of capital). You should not invest in the Bond Funds to play short-term swings in the bond market. Consider the HIGH QUALITY BOND FUND if you are seeking a higher yield than a money market fund through investments in high quality, short-term debt securities. Consider the INFLATION-PROTECTED SECURITIES FUND if you are concerned about protecting your investment from the adverse effects of inflation and are seeking, a "real" rate of return (i.e. greater than the inflation rate). Consider the TOTAL RETURN BOND FUND if you are seeking a core bond fund that strives to maximize the combination of price appreciation and current income and are willing to accept somewhat greater risk in exchange for the prospect of greater returns. Consider the CORE BOND FUND if you are seeking a higher level of current income than is generally available from short-term securities and are willing to accept the greater price fluctuations associated with higher levels of income. Consider the HIGH YIELD BOND FUND if you are seeking a higher level of current income than is generally available from a higher quality bond fund and are willing to accept significant price volatility and risk of loss.

FUND PERFORMANCE

The following bar charts and tables can help you evaluate the risks of investing in the Bond Funds, and how the Funds' returns have varied over time.

     -  The bar charts show changes in the Funds' performance from year to year.

     - The tables show the Funds' best and worst quarters during the years covered by the bar charts, and how the Funds' average annual returns for the periods indicated compare to that of a broad measure of market performance. Please remember that, unlike the Funds, the market indices do not include the costs of buying and selling securities and other Fund expenses.

When you consider this information, please remember that a Fund's past performance is not necessarily an indication of how it will perform in the future.

HIGH QUALITY BOND FUND

TOTAL RETURN
(per calendar year)
1997-2006
[HIGH QUALITY BOND FUND BAR CHART]

                                                                        HIGH QUALITY BOND FUND
                                                                        ----------------------
1997                                                                             5.11
1998                                                                             6.08
1999                                                                             2.63
2000                                                                             7.77
2001                                                                             7.62
2002                                                                             5.54
2003                                                                             1.75
2004                                                                             0.89
2005                                                                             1.38
2006                                                                             3.78

-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest             3.31%           September 30, 2001
-----------------------------------------------------------------
      Lowest             -1.19%             June 30, 2004
-----------------------------------------------------------------


-----------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2006)
-----------------------------------------------------------------------------------
                            1 Year               5 Year              10 Year
-----------------------------------------------------------------------------------
 High Quality Bond
        Fund                3.78%                2.66%                4.23%
-----------------------------------------------------------------------------------
   Merrill Lynch
      1-3 Year
      Treasury
       Index                3.96%                2.82%                4.69%
-----------------------------------------------------------------------------------

INFLATION-PROTECTED SECURITIES FUND*

TOTAL RETURN
(per calendar year)
1997-2006
[INFLATION-PROTECTED SECURITIES FUND CHART]

                                                                 INFLATION-PROTECTED SECURITIES FUND*
                                                                 ------------------------------------
1997                                                                             6.88
1998                                                                             6.47
1999                                                                             0.99
2000                                                                             8.70
2001                                                                             6.23
2002                                                                             7.71
2003                                                                             0.97
2004                                                                             1.02
2005                                                                             0.66
2006                                                                             2.92

-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest             3.61%           September 30, 2001
-----------------------------------------------------------------
      Lowest             -2.37%             June 30, 2004
-----------------------------------------------------------------

------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2006)
------------------------------------------------------------------------------------------------------
                                               1 Year               5 Year              10 Year
------------------------------------------------------------------------------------------------------
          Inflation-Protected
            Securities Fund                    2.92%                2.62%                4.21%
------------------------------------------------------------------------------------------------------
             Lehman Bros.
             Intermediate
               Gov. Bond
                 Index                         3.84%                3.92%                5.48%
------------------------------------------------------------------------------------------------------
              Lehman U.S.
              TIPS Index                       0.41%                7.19%                   NA**
------------------------------------------------------------------------------------------------------

* Prior to May 1, 2007, the Inflation-Protected Securities Fund had a different investment objective and strategy and was named Diversified Investors Intermediate Government Bond Fund. The Fund's performance prior to May 1, 2007 does not necessarily represent results that would have been obtained had the current investment objective and strategy been in effect for all periods.

** Inception date of the Lehman U.S. TIPS Index was March 1, 1997.

CORE BOND FUND

TOTAL RETURN
(per calendar year)
1997-2006
[CORE BOND FUND BAR CHART]

                                                                            CORE BOND FUND
                                                                            --------------
1997                                                                              8.14
1998                                                                              7.21
1999                                                                             -1.51
2000                                                                              9.54
2001                                                                              6.33
2002                                                                              8.56
2003                                                                              4.05
2004                                                                              4.04
2005                                                                              1.86
2006                                                                              3.54

-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest             4.14%           December 31, 2000
-----------------------------------------------------------------
      Lowest             -1.97%             June 30, 2004
-----------------------------------------------------------------

-----------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2006)
-----------------------------------------------------------------------------------
                            1 Year               5 Year              10 Year
-----------------------------------------------------------------------------------
   Core Bond Fund           3.54%                4.39%                5.13%
-----------------------------------------------------------------------------------
    Lehman Bros.
     Aggregate
     Bond Index             4.33%                5.06%                6.24%
-----------------------------------------------------------------------------------

TOTAL RETURN BOND FUND

TOTAL RETURN
(per calendar year)
2006
[TOTAL RETURN BOND FUND BAR CHART]

                                                                        TOTAL RETURN BOND FUND
                                                                        ----------------------
2006                                                                             4.40

-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest             3.76%           September 30, 2006
-----------------------------------------------------------------
      Lowest             -0.53%             March 31, 2006
-----------------------------------------------------------------


--------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2006)
--------------------------------------------------------------
                                            Since Inception
                            1 Year             June 2005
--------------------------------------------------------------
 Total Return Bond
        Fund                4.40%                2.81%
--------------------------------------------------------------
    Lehman Bros.
Aggregate Bond Index        4.33%                3.01%
--------------------------------------------------------------

HIGH YIELD BOND FUND

TOTAL RETURN
(per calendar year)
1997-2006
[HIGH YIELD BOND FUND BAR CHART]

                                                                         HIGH YIELD BOND FUND
                                                                         --------------------
1997                                                                             12.28
1998                                                                              2.20
1999                                                                              0.04
2000                                                                             -4.44
2001                                                                              4.56
2002                                                                              1.72
2003                                                                             27.22
2004                                                                              9.83
2005                                                                              2.91
2006                                                                             11.33

-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest             9.17%             June 30, 2003
-----------------------------------------------------------------
      Lowest             -4.76%           September 30, 1998
-----------------------------------------------------------------

-----------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2006)
-----------------------------------------------------------------------------------
                            1 Year               5 Year              10 Year
-----------------------------------------------------------------------------------
High Yield Bond Fund        11.33%               10.27%               6.46%
-----------------------------------------------------------------------------------
 Merrill Lynch High
  Yield Master II
       Index                11.77%                9.86%               6.61%
-----------------------------------------------------------------------------------

FUND FEES AND EXPENSES

THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE BOND FUNDS.


    -----------------------------------------------------------------------------------------------------------------------------
                                                          INFLATION-
    SHAREHOLDER FEES (FEES PAID                           PROTECTED                               TOTAL
    DIRECTLY FROM YOUR                HIGH QUALITY        SECURITIES            CORE           RETURN BOND         HIGH YIELD
    INVESTMENT)                        BOND FUND             FUND            BOND FUND             FUND            BOND FUND
    -----------------------------------------------------------------------------------------------------------------------------
     Maximum Sales Charge (Load)
     Imposed on Purchases                 None               None               None               None               None
    -----------------------------------------------------------------------------------------------------------------------------
     Maximum Deferred Sales Charge
     (Load)                               None               None               None               None               None
    -----------------------------------------------------------------------------------------------------------------------------
     Maximum Sales Charge (Load)
     Imposed on Reinvested
     Dividends                            None               None               None               None               None
    -----------------------------------------------------------------------------------------------------------------------------
     Redemption Fee                       None               None               None               None               None
    -----------------------------------------------------------------------------------------------------------------------------
     Exchange Fee                         None               None               None               None               None
    -----------------------------------------------------------------------------------------------------------------------------
     ANNUAL FUND OPERATING
     EXPENSES (expenses that are
     deducted from Fund assets) as
     a % of average net assets(1)
    -----------------------------------------------------------------------------------------------------------------------------
     Advisory Fee                        0.35%              0.35%              0.35%              0.35%              0.55%
    -----------------------------------------------------------------------------------------------------------------------------
     Distribution (12b-1) Fees           0.25%              0.25%              0.25%              0.25%              0.25%
    -----------------------------------------------------------------------------------------------------------------------------
     Other Expenses
    -----------------------------------------------------------------------------------------------------------------------------
          Administrative Services
             Fee                         0.30%              0.30%              0.30%              0.30%              0.30%
    -----------------------------------------------------------------------------------------------------------------------------
          Miscellaneous Expenses         0.06%              0.12%              0.06%              0.27%              0.08%
    -----------------------------------------------------------------------------------------------------------------------------
     Total Other Expenses                0.36%              0.42%              0.36%              0.57%              0.38%
    -----------------------------------------------------------------------------------------------------------------------------
     TOTAL ANNUAL FUND
     OPERATING EXPENSES                  0.96%              1.02%              0.96%              1.17%              1.18%
    -----------------------------------------------------------------------------------------------------------------------------
     Fee Waiver and/or Expense
     Reimbursement(2)                  --                   0.02%            --                   0.17%              0.08%
    -----------------------------------------------------------------------------------------------------------------------------
     NET EXPENSES                        0.96%              1.00%              0.96%              1.00%              1.10%
    -----------------------------------------------------------------------------------------------------------------------------


   (1) Each Fund invests in securities through an underlying mutual fund. This table and the example below reflect the expenses of the Fund and that underlying fund.
   (2) The Adviser contractually has agreed to reimburse certain of the Funds' expenses. Each of these agreements has a term of 10 years from the date of this prospectus.

EXAMPLE

The following example is intended to help you compare the cost of investing in a Bond Fund to the cost of investing in other mutual funds. The example assumes that:
     -  you invest $10,000 in a Fund for the time periods indicated; and

     -  you then sell all your shares at the end of those periods.

The example also assumes that:
     -  your investment has a 5% return each year; and

     - the Fund's operating expenses shown in the table above, after fee waivers and reimbursements, remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


-----------------------------------------------------------------------------------------------------------------------
                                            INFLATION-
                                             PROTECTED
                       HIGH QUALITY         SECURITIES       TOTAL RETURN BOND         CORE             HIGH YIELD
                         BOND FUND             FUND                FUND              BOND FUND           BOND FUND
-----------------------------------------------------------------------------------------------------------------------
      1 year              $   98               $ 102               $ 102              $   98               $ 112
-----------------------------------------------------------------------------------------------------------------------
      3 years              $ 306               $ 318               $ 318               $ 306               $ 350
-----------------------------------------------------------------------------------------------------------------------
      5 years              $ 531               $ 552               $ 552               $ 531               $ 606
-----------------------------------------------------------------------------------------------------------------------
     10 years             $1,178              $1,225              $1,225              $1,178              $1,340
-----------------------------------------------------------------------------------------------------------------------



                                                          BALANCED FUND

DIVERSIFIED INVESTORS BALANCED FUND

THIS SUMMARY BRIEFLY DESCRIBES THE BALANCED FUND AND THE PRINCIPAL RISKS OF INVESTING IN IT.

FUND GOAL

The Fund's goal is to provide a high total investment return through investment in a broadly diversified portfolio of stocks, bonds and money market instruments.

MAIN INVESTMENT STRATEGIES

The Fund invests in a managed mix of equity and debt securities of predominantly U.S. issuers. The Fund may also invest in foreign securities including securities of issuers located in emerging markets. The Fund's equity securities include common and preferred stocks (and their equivalents such as American Depositary Receipts). The Fund's debt securities include corporate bonds, notes and commercial paper, U.S. government securities and bank obligations.

The Fund varies the percentage of assets invested in any one type of security in accordance with its advisers' interpretation of economic and market conditions, fiscal and monetary policy, and underlying securities values. Generally, the Fund invests approximately 60% of its assets in equity securities and 40% of its assets in fixed income and money market securities.

In selecting common stocks, the Fund emphasizes established companies. Most of the Fund's long-term debt investments are investment grade (rated BBB or better by Standard & Poor's or Fitch or Baa or better by Moody's) or considered by the Fund's advisers to be of comparable quality.

The Fund may, but is not required to, engage in certain investment strategies involving derivatives. These investment strategies may be employed in connection with hedging activities.

The Fund invests in securities through an underlying mutual fund (called a Portfolio) having the same investment goals and strategies. All references in this prospectus to the Fund include the Fund's underlying Portfolio, unless otherwise noted.

MAIN RISKS

The value of the Fund's shares will change daily as the value of its underlying securities change. This means that your Fund shares may be worth more or less when you sell them than when you bought them. You may lose money if you invest in the Fund.

     - MARKET RISK. This is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions, or due to a company's individual situation. Historically, equity securities have been more volatile than most debt securities in response to market risk.

     - INTEREST RATE RISK. In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. A change in interest rates could cause the Fund's share price to go down. Generally, the longer the average maturity of the bonds in the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

     - CREDIT RISK. Some issuers may not make payments on debt securities held by the Fund, causing a loss. Or, an issuer's financial condition may deteriorate, lowering the credit quality of a security and leading to greater volatility in the price of the security and in shares of the Fund. The prices of lower rated securities often are more volatile than those of higher rated securities.

     - PREPAYMENT AND EXTENSION RISK. The issuers of debt securities held by the Fund may be able to prepay principal due on the securities, particularly during periods of declining interest rates. The Fund may not be able to reinvest that principal at attractive rates. The Fund would also lose the benefit of falling interest rates on the price of the repaid bond. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. Also, rising interest rates may cause prepayments to occur at slower than expected rates. This effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's share price more volatile. Mortgage-backed securities are particularly susceptible to prepayment and extension risk and their prices may be volatile.

     - FOREIGN SECURITIES. Investments in foreign securities involve risks relating to adverse political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on Fund investments, currency exchange controls and other limitations on the use or transfer of Fund assets and political or social instability. There may be rapid changes in the value of foreign currencies or securities, causing the Fund's share price to be volatile. Also, in certain circumstances, the Fund could realize reduced or no value in U.S. dollars from its investments in foreign securities, causing the Fund's share price to go down.

        The Fund may invest in issuers located in emerging, or developing, markets. All of the risks of investing in foreign securities are heightened by investing in these markets.

     - PORTFOLIO SELECTION. The advisers of the Fund may fail to pick stocks that outperform the market or that do as well as the market. In addition, the advisers may not pick securities that perform well because they are unable to predict accurately the direction of interest rates or the repayment of certain debt obligations or to assess accurately fundamental changes affecting credit quality or other factors. In that case, investors in the Fund may lose money or their investment in the Fund may not do as well as investments in other balanced funds.

     - DERIVATIVES. The Fund may, but is not required to, engage in certain investment strategies involving derivatives (such as options, futures, swaps and forward currency contracts). These investment strategies generally are employed in connection with hedging activities, but may also be used to generate income. The success or failure of a hedging transaction will depend on the advisers' ability to predict movements in the hedge, the investment being hedged and the market in general (and the correlation between these factors). If these predictions are wrong, or if the derivatives do not work as anticipated, the Fund could suffer greater losses than if the fund had not used derivatives. Derivatives may not always be available on terms that make economic sense (for example, they may be too costly), and, when used, their transaction costs and premiums may adversely affect Fund performance. These techniques may increase the Fund's volatility and may involve a small investment of cash relative to the magnitude of the risk being taken.

     - PORTFOLIO TURNOVER. The Fund had an annual portfolio turnover rate in 2006 in excess of 100%. Trading securities may produce capital gains, which are taxable when distributed to investors with non-tax-sheltered accounts. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells securities which may increase the Fund's expenses and affect performance.

Please note that an investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO MAY WANT TO INVEST

Consider investing in the Balanced Fund if you are seeking a diversified investment program through both stocks and bonds.

FUND PERFORMANCE

The following bar chart and tables can help you evaluate the risks of investing in the Fund, and how the Fund's returns have varied over time. You should not invest in the Balanced Fund to play the short-term swings in the stock or bond markets.

     -  The bar chart shows changes in the Fund's performance from year to year.

     - The tables show the Fund's best and worst quarters during the years covered by the bar chart, and how the Fund's average annual returns for the periods indicated compare to those of a broad measure of stock performance and a broad measure of bond performance. Please remember that, unlike the Fund, the market indices do not include the costs of buying and selling securities and other Fund expenses.

When you consider this information, please remember that the Fund's past performance is not necessarily an indication of how it will perform in the future.

BALANCED FUND
TOTAL RETURN
(per calendar year)
1997-2006
[TOTAL RETURN BAR CHART]

                                                                             BALANCED FUND
                                                                             -------------
1997                                                                             18.67
1998                                                                             11.81
1999                                                                             10.97
2000                                                                             -2.80
2001                                                                             -5.82
2002                                                                            -10.56
2003                                                                             17.00
2004                                                                              7.73
2005                                                                              4.98
2006                                                                             11.03

-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest            10.77%           December 31, 1999
-----------------------------------------------------------------
      Lowest             -9.01%           September 30, 2002
-----------------------------------------------------------------


-----------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2006)
-----------------------------------------------------------------------------------
                            1 Year               5 Year              10 Year
-----------------------------------------------------------------------------------
   Balanced Fund            11.03%               5.62%                5.88%
-----------------------------------------------------------------------------------
   S&P 500 Index            15.80%               6.19%                8.42%
-----------------------------------------------------------------------------------
    Lehman Bros.
     Aggregate
     Bond Index              4.33%               5.06%                6.24%
-----------------------------------------------------------------------------------

FUND FEES AND EXPENSES

THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE BALANCED FUND.


    --------------------------------------------------------------------------------
     SHAREHOLDER FEES (fees paid directly from your investment)
    --------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed on Purchases                   None
    --------------------------------------------------------------------------------
     Maximum Deferred Sales Charge (Load)                               None
    --------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed on Reinvested Dividends        None
    --------------------------------------------------------------------------------
     Redemption Fee                                                     None
    --------------------------------------------------------------------------------
     Exchange Fee                                                       None
    --------------------------------------------------------------------------------
     ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) as a % of average net assets(1)
    --------------------------------------------------------------------------------
     Advisory Fee                                                      0.45%
    --------------------------------------------------------------------------------
     Distribution (12b-1) Fees                                         0.25%
    --------------------------------------------------------------------------------
     Other Expenses
    --------------------------------------------------------------------------------
          Administrative Services Fee                                  0.30%
    --------------------------------------------------------------------------------
          Miscellaneous Expenses                                       0.12%
    --------------------------------------------------------------------------------
     Total Other Expenses                                              0.42%
    --------------------------------------------------------------------------------
     TOTAL ANNUAL FUND OPERATING EXPENSES                              1.12%
    --------------------------------------------------------------------------------
     Fee Waiver and/or Expense Reimbursement(2)                        0.03%
    --------------------------------------------------------------------------------
     NET EXPENSES                                                      1.09%
    --------------------------------------------------------------------------------


   (1) The Fund invests in securities through an underlying mutual fund. This table and the example below reflect the expenses of the Fund and that underlying fund.
   (2) The Adviser has contractually agreed to reimburse certain of the Fund's expenses for a period of 10 years. This agreement has a term of 10 years from the date of this prospectus.

EXAMPLE

The following example is intended to help you compare the cost of investing in the Balanced Fund to the cost of investing in other mutual funds. The example assumes that:
     -  you invest $10,000 in the Fund for the time periods indicated; and

     -  you then sell all your shares at the end of those periods.

The example also assumes that:
     -  your investment has a 5% return each year; and

     - the Fund's operating expenses shown in the table above, after fee waivers and reimbursement, remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-----------------------------------------------------------------------
     1 YEAR            3 YEARS           5 YEARS          10 YEARS
-----------------------------------------------------------------------
      $111              $347              $601             $1,329
-----------------------------------------------------------------------

                                                                     STOCK FUNDS


DIVERSIFIED INVESTORS VALUE & INCOME FUND

DIVERSIFIED INVESTORS VALUE FUND

DIVERSIFIED INVESTORS STOCK INDEX FUND

DIVERSIFIED INVESTORS GROWTH & INCOME FUND
DIVERSIFIED INVESTORS EQUITY GROWTH FUND

DIVERSIFIED INVESTORS AGGRESSIVE EQUITY FUND

DIVERSIFIED INVESTORS MID-CAP VALUE FUND
DIVERSIFIED INVESTORS MID-CAP GROWTH FUND
DIVERSIFIED INVESTORS SMALL-CAP VALUE FUND
DIVERSIFIED INVESTORS SPECIAL EQUITY FUND
DIVERSIFIED INVESTORS SMALL-CAP GROWTH FUND

DIVERSIFIED INVESTORS INTERNATIONAL EQUITY FUND


THIS SUMMARY BRIEFLY DESCRIBES THE STOCK FUNDS AND THE PRINCIPAL RISKS OF INVESTING IN THEM.

FUND GOALS


VALUE & INCOME FUND                 The Fund's goal is to provide a high level
                                    of current income through investment in a diversified portfolio of common stocks with relatively high current yield. Capital appreciation is a secondary goal.


VALUE FUND                          The Fund's goal is to provide capital
                                    appreciation. Dividend income is a secondary goal.


STOCK INDEX FUND                    The Fund's goal is to match the performance
                                    of the Standard & Poor's 500 Composite Stock
                                    Price Index.


GROWTH & INCOME FUND                The Fund's goal is to provide capital
                                    appreciation and current income.

EQUITY GROWTH FUND                  The Fund's goal is to provide a high level
                                    of capital appreciation through investment in a diversified portfolio of common stocks with a potential for above-average growth in earnings. Current income is a secondary goal.


AGGRESSIVE EQUITY FUND              The Fund's goal is to provide a high level
                                    of capital appreciation primarily through investing in a diversified portfolio of common stocks.


MID-CAP VALUE FUND                  The Fund's goal is to provide a high total
                                    investment return through investments
                                    primarily in a diversified portfolio of
                                    common stocks.

MID-CAP GROWTH FUND                 The Fund's goal is to provide a high total
                                    investment return through investments
                                    primarily in a diversified portfolio of
                                    common stocks.

SMALL-CAP VALUE FUND                The Fund's goal is to provide a high total
                                    investment return through investments
                                    primarily in a diversified portfolio of
                                    common stock.

SPECIAL EQUITY FUND                 The Fund's goal is to provide a high level
                                    of capital appreciation through investment in a diversified portfolio of common stocks of small to medium size companies.

SMALL-CAP GROWTH FUND               The Fund's goal is to provide a high total
                                    investment return through investments
                                    primarily in a diversified portfolio of
                                    common stocks.


INTERNATIONAL EQUITY FUND           The Fund's goal is to provide a high level
                                    of long-term capital appreciation through investment in a diversified portfolio of securities of foreign issuers.

MAIN INVESTMENT STRATEGIES


VALUE & INCOME FUND


The Value & Income Fund invests primarily in stocks of companies which, in the opinion of the Fund's advisers, are fundamentally sound financially and which pay relatively high dividends on a consistent basis. The Fund also emphasizes stocks of companies which, in the opinion of the Fund's advisers, are undervalued. The Fund emphasizes common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter.

VALUE FUND

The Value Fund invests primarily in stocks of medium and large sized U.S. companies which, in the opinion of the Fund's advisers, are undervalued. The Fund emphasizes stocks of U.S. companies with market capitalizations of greater than $2 billion.


STOCK INDEX FUND



The Stock Index Fund invests substantially all of its net assets (at least 90% under normal conditions) in the stocks comprising the Standard & Poor's 500 Composite Stock Price Index(1) and related investments. In attempting to match the return of the S&P 500 Index, the Fund invests approximately the same percentage of its assets in each stock as the stock represents in the S&P 500 Index. The Fund may also use various investment techniques such as buying and selling futures contracts and options, entering into swap agreements and purchasing indexed securities.



The Fund invests in securities through an underlying mutual fund (called the Master Portfolio or the S&P 500 Index Master Portfolio) having similar investment goals and strategies. All references in this prospectus to the Fund include the Fund's underlying Portfolio, unless otherwise noted.


GROWTH & INCOME FUND

The Growth & Income Fund invests primarily in securities selected in large part for their potential to generate long-term capital appreciation. The Fund may also select securities based on their potential to generate current income. The Fund emphasizes common stocks and securities of growing, financially stable and undervalued companies. The Fund emphasizes common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter.

EQUITY GROWTH FUND

The Equity Growth Fund invests primarily in common stocks of companies that its advisers believe have the potential for above average growth in earnings. Under normal circumstances the Fund invests at least 80% of its net assets in equity securities and related investments. The Fund emphasizes common and preferred stocks listed on the New York Stock Exchange and other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. The Fund uses multiple advisers to try to control the volatility often associated with growth funds.

---------------


(1) Standard & Poor's does not sponsor the Stock Index Fund, nor is it affiliated in any way with the Fund or the Fund's advisers. "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," and "Standard & Poor's 500(R)" are trademarks of McGraw-Hill, Inc. The Stock Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation or warranty, express or implied, regarding the advisability of investing in the Stock Index Fund.

AGGRESSIVE EQUITY FUND



The Aggressive Equity Fund invests primarily in high growth companies and focuses on large capitalization issuers. The Fund seeks to invest in companies which present an opportunity for significant increases in earnings, revenue and/or value, without consideration for current income. Under normal circumstances the Fund invests at least 80% of its net assets in equity securities and related investments. The value of shares of this Fund may be quite volatile. The Fund is actively managed, and the advisers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate in excess of 100%. Active trading may increase the Fund's expenses.


MID-CAP VALUE FUND


The Mid-Cap Value Fund invests primarily in stocks of medium sized companies which the Fund's advisers believe have below market valuations and present an opportunity for earnings improvement. Under normal circumstances the Fund invests at least 80% of its net assets in securities of medium sized (or mid-cap) companies and related investments. The Fund considers mid-cap companies to be companies with market capitalizations that, at the time of initial purchase, are within the range of capitalization of the companies that are included in the Russell Midcap Value Index. As of March 31, 2007, the market capitalizations of companies in the Russell Midcap Value Index ranged from approximately $279 million to $21.8 billion. Over time, the capitalizations of the companies in the Index will change. As they do, the size of the companies in which the Mid-Cap Value Fund invests may change.


The Fund's equity securities may include common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. The Fund emphasizes common stocks. The Fund may also invest in foreign securities.

MID-CAP GROWTH FUND

The Mid-Cap Growth Fund invests primarily in stocks of medium sized companies which the Fund's advisers believe have the potential to deliver earnings growth in excess of the market average, or to become market leaders. When identifying companies that may become market leaders, one of the factors the Fund's advisers consider is whether a company sells proprietary products or services and/or operates in an industry with high barriers to entry such as the telecommunications industry. The Fund does not intend, however, to concentrate its investments in any particular industry. Under normal circumstances the Fund invests at least 80% of its net assets in securities of medium sized (or mid-cap) companies and related investments. This Fund considers mid-cap companies to be companies with market capitalizations that, at the time of initial purchase, are within the range of capitalization of the companies that are included in the Russell Midcap Growth Index.


As of March 31, 2007, the market capitalizations of companies in the Russell MidCap Growth Index ranged from approximately $96.2 million to $21.5 billion. Over time, the capitalizations of the companies in the Index will change. As they do, the size of the companies in which the Mid-Cap Growth Fund invests may change.


The Fund's equity securities may include common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. The Fund emphasizes common stocks. The Fund may also invest in foreign securities.

SMALL-CAP VALUE FUND

The Small-Cap Value Fund invests primarily in stocks of companies with small market capitalizations which the Fund's advisers believe have strong market share, cash flow and management teams but are undervalued by the market place. Under normal market circumstances the Fund invests at least 80% of its net assets in the securities of companies with small market capitalizations (or small-cap companies) and related investments. The Fund considers small-cap companies to be companies with market capitalizations that, at the time of initial purchase, are within the range of capitalization of the companies that are included in the Russell 2000 Index.


As of March 31, 2007, the market capitalizations of companies in the Russell 2000 Index ranged from $15.8 million to $3.8 billion. Over time, the capitalizations of the companies in the Index will change. As they do, the size of the companies in which the Small-Cap Value Fund invests may change.


The Fund's equity securities may include common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. The Fund emphasizes common stocks. The Fund may also invest in foreign securities.

SPECIAL EQUITY FUND

The Special Equity Fund invests primarily in stocks of small to medium sized companies which, in the opinion of the Fund's advisers, present an opportunity for significant increases in earnings, revenue and/or value, without consideration for current income. The Fund emphasizes common stocks of U.S. companies with market capitalizations of less than $15 billion. Under normal circumstances the Fund invests at least 80% of its net assets in equity securities and related investments. The Fund uses multiple managers to control the volatility often associated with investments in companies of this size. The Fund is actively managed, and the advisers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate in excess of 100%. Active trading may increase the Fund's expenses.

SMALL-CAP GROWTH FUND

The Small-Cap Growth Fund invests primarily in stocks of companies with small market capitalizations which the Fund's advisers believe have above average growth potential. Factors the Fund's advisers may consider in determining a company's growth potential include the introduction of new products, technologies, distribution channels, or other opportunities, or otherwise strong industry or market positioning. Under normal market circumstances the Fund invests at least 80% of its net assets in securities of companies with small market capitalizations (or small-cap companies) and related investments. The Fund considers small-cap companies to be companies with market capitalizations that, at the time of initial purchase, are within the range of capitalization of the companies that are included in the Russell 2000 Index.


As of March 31, 2007, the market capitalizations of companies in the Russell 2000 Index ranged from $15.8 million to $3.8 billion. Over time, the capitalizations of the companies in the Index will change. As they do, the size of the companies in which the Small-Cap Growth Fund invests may change.


The Fund's equity securities may include common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. The Fund emphasizes common stocks. The Fund may also invest in foreign securities.


INTERNATIONAL EQUITY FUND


The International Equity Fund invests primarily in securities of issuers in at least three countries other than the United States. The Fund may invest up to 10% of its assets in securities of issuers in developing countries. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities and related investments. The Fund uses two managers with different investment styles. One manager uses a value-oriented strategy to identify companies that appear to be trading below their true worth. The other manager uses a quantitative modeling strategy.

ALL STOCK FUNDS

Each of the Stock Funds may, but are not required to, engage in certain investment strategies involving derivatives. These investment strategies may be employed in connection with hedging activities and to generate income.

Each Fund invests in securities through an underlying mutual fund (called a Portfolio) having the same investment goals and strategies. All references in this prospectus to a Fund include that Fund's underlying Portfolio, unless otherwise noted.

MAIN RISKS

The value of each Fund's shares will change daily as the value of its underlying securities change. This means that your Fund shares may be worth more or less when you sell them than when you bought them. You may lose money if you invest in these Funds.

     - MARKET RISK. This is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions, or due to a company's individual situation. Historically, equity securities have been more volatile than most debt securities in response to market risk. The value of some securities held by each Fund may be quite volatile.


     - GROWTH SECURITIES. Growth securities typically are quite sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. In addition, a growth oriented fund may underperform certain other stock funds (those emphasizing value stocks, for example) during periods when growth stocks are out of favor. The Growth & Income, Equity Growth, Aggressive Equity, Mid-Cap Growth and Small-Cap Growth Funds are particularly susceptible to the risks of growth investing.


     - VALUE INVESTING. A security may not achieve its expected value because the circumstances causing it to be underpriced worsen (causing the price to decline further) or do not change. In addition, a value oriented fund may underperform certain other stock funds (those emphasizing growth stocks, for example) during periods when value stocks are out of favor. The Value & Income, Value, Mid-Cap Value and Small-Cap Value Funds are particularly susceptible to the risks of value investing.


     - PORTFOLIO SELECTION. The success of the investment strategy of the Growth & Income, Equity Growth, Aggressive Equity, Mid-Cap Growth and Small-Cap Growth Funds depends largely on the skill of those Funds' advisers in assessing the growth potential of companies in which the Funds invest. The advisers may fail to pick stocks that outperform the market or that do as well as the market. In that case, investors in one of these Funds may lose money or their investment may not do as well as an investment in another stock fund using a growth approach.


        The success of a Fund using a value approach, such as the Value & Income, Value, Mid-Cap Value and Small-Cap Value Funds, depends largely on the advisers' skill in identifying securities of companies that are in fact undervalued, but have good longer term business prospects. The advisers may not be correct in their determinations. In that case, investors in these Funds may lose money or their investment in the Fund may not do as well as an investment in another stock fund using a value approach.


     - SMALLER COMPANIES. The securities of smaller and medium capitalized companies may have more risks than those of larger, more seasoned companies. They may be particularly susceptible to market downturns because of limited product lines, markets, distribution channels or financial and management resources. Also, there may be less publicly available information about small-cap and mid-cap companies. As a result, their prices may be more volatile, causing a Fund's share price to be volatile. Investments held by the Mid-Cap Value, Mid-Cap Growth, Small-Cap Value, Special Equity and Small-Cap Growth Funds are likely to be particularly susceptible to the risks of small-cap and mid-cap companies.


     - FOREIGN SECURITIES. Investments in foreign securities involve risks relating to adverse political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on Fund investments, currency exchange controls and other limitations on the use or transfer of Fund assets and political or social instability. There may be rapid changes in the value of foreign currencies or securities, causing a Fund's share price to be volatile. Also, in certain circumstances, a Fund could realize reduced or no value in U.S. dollars from its investments in foreign securities, causing the Fund's share price to go down.

        The International Equity Fund may invest up to 10% of its assets in issuers located in emerging, or developing, markets. All of the risks of investing in foreign securities are heightened by investing in these markets.

     - DERIVATIVES. Each Fund may, but is not required to, engage in certain investment strategies involving derivatives (such as options, futures, swaps and forward currency contracts). These investment strategies generally are employed in connection with hedging activities, but may also be used to generate income. The success or failure of a hedging transaction will depend on the advisers' ability to predict movements in the hedge, the investment being hedged and the market in general (and the correlation between these factors). If these predictions are wrong, or if the derivatives do not work as anticipated, the Fund could suffer greater losses than if the Fund had not used derivatives. Derivatives may not be available on terms that make economic sense (for example, they may be too costly), and, when used, their transaction costs and premiums may adversely affect Fund performance. These techniques may increase the Fund's volatility and may involve a small investment of cash relative to the magnitude of the risk being taken.

     - INTEREST RATE RISK. In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations. A change in interest rates could cause a Fund's share price to go down. Generally, the longer the average maturity of the bonds in a Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

     - CREDIT RISK. Some issuers may not make payments on debt securities held by a Fund, causing a loss. Or, an issuer's financial condition may deteriorate, lowering the credit quality of a security and leading to greater volatility in the price of the security and in shares of the Fund. The prices of lower rated securities often are more volatile than those of higher rated securities.


     - PORTFOLIO TURNOVER. The Aggressive Equity and Special Equity Funds are actively managed, and the portfolio managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate in excess of 100%. In addition, the Aggressive Equity, Mid-Cap Growth, Small-Cap Value and Small-Cap Growth Funds had annual portfolio turnover rates in 2006 in excess of 100%. Trading securities may produce capital gains, which are taxable when distributed to investors with non-tax-sheltered accounts. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the Funds pay when they buy and sell securities which may increase a Fund's expenses and affect performance.


Please note that an investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO MAY WANT TO INVEST


Consider investing in the Stock Funds if you can tolerate stock market fluctuations and changes in the value of your investment. You should not invest in the Stock Funds to play short-term swings in the stock market. Consider the STOCK INDEX FUND if you wish to keep investment expenses lower while seeking potentially high long-term returns from investments in large companies. Consider the VALUE & INCOME, VALUE, MID-CAP VALUE and SMALL-CAP VALUE FUNDS if you are seeking capital appreciation with an income component to temper volatility. Consider the GROWTH & INCOME, EQUITY GROWTH, AGGRESSIVE EQUITY, MID-CAP GROWTH, SPECIAL EQUITY, SMALL-CAP GROWTH, and INTERNATIONAL EQUITY FUNDS if you are seeking growth from equity investments, can tolerate substantial changes in the value of your investment and do not require current income from your investment. The Mid-Cap Value, Mid-Cap Growth, Small-

Cap Value, Special Equity and Small-Cap Growth Funds emphasize securities of small to medium size companies, and, as a result, these Funds may be particularly volatile.

FUND PERFORMANCE

The following bar charts and tables can help you evaluate the risks of investing in the Stock Funds, and how the Funds' returns have varied over time.

     -  The bar charts show changes in the Funds' performance from year to year.

     - The tables show the Funds' best and worst quarters during the years covered by the bar charts, and how the Funds' average annual returns for the periods indicated compare to those of broad measures of market performance. Please remember that, unlike the Funds, the market indices do not include the costs of buying and selling securities and other Fund expenses.

When you consider this information, please remember that a Fund's past performance is not necessarily an indication of how it will perform in the future.

VALUE & INCOME FUND

TOTAL RETURN
(per calendar year)
1997-2006
[VALUE & INCOME FUND BAR CHART]

                                                                          VALUE & INCOME FUND
                                                                          -------------------
1997                                                                             29.31
1998                                                                             12.47
1999                                                                              7.70
2000                                                                              8.97
2001                                                                             -2.46
2002                                                                            -15.70
2003                                                                             25.88
2004                                                                             12.31
2005                                                                              6.33
2006                                                                             20.05

-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest            15.50%             June 30, 1997
-----------------------------------------------------------------
      Lowest            -19.23%           September 30, 2002
-----------------------------------------------------------------



-----------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2006)
-----------------------------------------------------------------------------------
                           1 Year                5 Year              10 Year
-----------------------------------------------------------------------------------
Value & Income Fund        20.05%                 8.76%                9.74%
-----------------------------------------------------------------------------------
   S&P 500 Index           15.80%                 6.19%                8.42%
-----------------------------------------------------------------------------------
 Russell 1000 Value
       Index               22.25%                10.86%               11.00%
-----------------------------------------------------------------------------------

VALUE FUND

TOTAL RETURN
(per calendar year)
2006
[VALUE FUND BAR CHART]

                                                                              VALUE FUND
                                                                              ----------
2006                                                                             14.98

-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest             8.03%           December 31, 2006
-----------------------------------------------------------------
      Lowest             -2.71%             June 30, 2006
-----------------------------------------------------------------


--------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2006)
--------------------------------------------------------------
                                            Since Inception
                            1 Year             June 2005
--------------------------------------------------------------
     Value Fund             14.98%               14.27%
--------------------------------------------------------------
 Russell 1000 Value
       Index                22.25%               18.03%
--------------------------------------------------------------

STOCK INDEX FUND

TOTAL RETURN
(per calendar year)
2000-2006
(STOCK INDEX FUND BAR CHART)

                                                                           STOCK INDEX FUND
                                                                           ----------------
2000                                                                             -9.78
2001                                                                            -12.50
2002                                                                            -22.65
2003                                                                             27.85
2004                                                                             10.19
2005                                                                              4.24
2006                                                                             15.16

-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest            15.08%             June 30, 2003
-----------------------------------------------------------------
      Lowest            -17.36%           September 30, 2002
-----------------------------------------------------------------


-----------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2006)
-----------------------------------------------------------------------------------
                                                                 Since Inception
                            1 Year               5 Year             March 1999
-----------------------------------------------------------------------------------
  Stock Index Fund          15.16%               5.52%                2.27%
-----------------------------------------------------------------------------------
   S&P 500 Index            15.80%               6.19%                3.37%
-----------------------------------------------------------------------------------

GROWTH & INCOME FUND

TOTAL RETURN
(per calendar year)
1997-2006
[GROWTH & INCOME BAR CHART]

                                                                         GROWTH & INCOME FUND
                                                                         --------------------
1997                                                                             34.14
1998                                                                             34.63
1999                                                                             30.05
2000                                                                            -17.91
2001                                                                            -22.74
2002                                                                            -22.98
2003                                                                             23.59
2004                                                                             10.23
2005                                                                              6.55
2006                                                                             11.22

-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest            24.96%           December 31, 1998
-----------------------------------------------------------------
      Lowest            -20.26%             March 31, 2001
-----------------------------------------------------------------


-----------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2006)
-----------------------------------------------------------------------------------
                            1 Year               5 Year              10 Year
-----------------------------------------------------------------------------------
Growth & Income Fund       11.22%                 4.46%               6.36%
--------------------------------------------------------------------------------------------------------
   S&P 500 Index           15.80%                 6.19%               8.42%
--------------------------------------------------------------------------------------------------------

EQUITY GROWTH FUND

TOTAL RETURN
(per calendar year)
1997-2006
[EQUITY GROWTH FUND BAR CHART]

                                                                          EQUITY GROWTH FUND
                                                                          ------------------
1997                                                                             26.54
1998                                                                             35.97
1999                                                                             37.08
2000                                                                            -16.72
2001                                                                            -20.71
2002                                                                            -24.06
2003                                                                             25.77
2004                                                                              7.17
2005                                                                              6.57
2006                                                                              3.53

-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest            29.77%           December 31, 1998
-----------------------------------------------------------------
      Lowest            -19.79%             March 31, 2001
-----------------------------------------------------------------


-----------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2006)
-----------------------------------------------------------------------------------
                            1 Year               5 Year              10 Year
-----------------------------------------------------------------------------------
 Equity Growth Fund          3.53%                2.46%               5.81%
-----------------------------------------------------------------------------------
   S&P 500 Index            15.80%                6.19%               8.42%
-----------------------------------------------------------------------------------
Russell 1000 Growth
       Index                 9.07%                2.69%               5.44%
-----------------------------------------------------------------------------------

AGGRESSIVE EQUITY FUND

TOTAL RETURN
(per calendar year)
1997-2006
[AGGRESSIVE EQUITY FUND BAR CHART]

                                                                        AGGRESSIVE EQUITY FUND
                                                                        ----------------------
1997                                                                              6.13
1998                                                                             41.79
1999                                                                             64.01
2000                                                                            -13.85
2001                                                                            -31.53
2002                                                                            -26.89
2003                                                                             27.42
2004                                                                             11.55
2005                                                                              7.61
2006                                                                              5.93

-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest            43.66%           December 31, 1999
-----------------------------------------------------------------
      Lowest            -28.62%             March 31, 2001
-----------------------------------------------------------------


-----------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2006)
-----------------------------------------------------------------------------------
                            1 Year               5 Year              10 Year
-----------------------------------------------------------------------------------
     Aggressive
    Equity Fund              5.93%               3.45%                5.60%
-----------------------------------------------------------------------------------
   S&P 500 Index            15.80%               6.19%                8.42%
-----------------------------------------------------------------------------------
Russell 1000 Growth
       Index                 9.07%               2.69%                5.44%
-----------------------------------------------------------------------------------

MID-CAP VALUE FUND

TOTAL RETURN
(per calendar year)
2002-2006
[MID-CAP VALUE FUND BAR CHART]

                                                                          MID-CAP VALUE FUND
                                                                          ------------------
2002                                                                            -16.00
2003                                                                             40.97
2004                                                                             24.69
2005                                                                              9.13
2006                                                                             17.74

-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest            17.56%             June 30, 2003
-----------------------------------------------------------------
      Lowest            -16.10%           September 30, 2002
-----------------------------------------------------------------


-----------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2006)
-----------------------------------------------------------------------------------
                                                                 Since Inception
                            1 Year               5 Year            August 2001
-----------------------------------------------------------------------------------
      Mid-Cap
     Value Fund             17.74%               13.67%               14.49%
-----------------------------------------------------------------------------------
  Russell Mid-Cap
    Value Index             20.22%               15.88%               14.47%
-----------------------------------------------------------------------------------

MID-CAP GROWTH FUND

TOTAL RETURN
(per calendar year)
2002-2006
[MID-CAP GROWTH FUND BAR CHART]

                                                                          MID-CAP GROWTH FUND
                                                                          -------------------
2002                                                                            -26.35
2003                                                                             26.33
2004                                                                             14.66
2005                                                                             12.69
2006                                                                              1.58

-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest            16.07%           December 31, 2004
-----------------------------------------------------------------
      Lowest            -16.06%             June 30, 2002
-----------------------------------------------------------------


-----------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2006)
-----------------------------------------------------------------------------------
                                                                 Since Inception
                            1 Year               5 Year           September 2001
-----------------------------------------------------------------------------------
      Mid-Cap
    Growth Fund              1.58%               4.08%                4.47%
-----------------------------------------------------------------------------------
  Russell Mid-Cap
    Growth Index            10.66%               8.22%                8.88%
-----------------------------------------------------------------------------------

SMALL-CAP VALUE FUND

TOTAL RETURN
(per calendar year)
2003-2006
[SMALL CAP VALUE FUND BAR CHART]

                                                                         SMALL-CAP VALUE FUND
                                                                         --------------------
2003                                                                             40.36
2004                                                                             20.98
2005                                                                             -5.23
2006                                                                              8.98

-----------------------------------------------------------------
                   HIGHEST AND LOWEST RETURNS
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest            21.54%             June 30, 2003
-----------------------------------------------------------------
      Lowest             -7.91%             March 31, 2005
-----------------------------------------------------------------


--------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2006)
--------------------------------------------------------------
                                            Since Inception
                            1 Year             July 2002
--------------------------------------------------------------
Small-Cap Value Fund         8.98%               10.52%
--------------------------------------------------------------
 Russell 2000 Value
       Index                23.48%               15.41%
--------------------------------------------------------------

SPECIAL EQUITY FUND

TOTAL RETURN
(per calendar year)
1997-2006
[SPECIAL EQUITY FUND BAR CHART]

                                                                          SPECIAL EQUITY FUND
                                                                          -------------------
1997                                                                             25.82
1998                                                                              3.15
1999                                                                             25.26
2000                                                                             -4.70
2001                                                                             -3.65
2002                                                                            -24.81
2003                                                                             43.20
2004                                                                             11.96
2005                                                                              9.90
2006                                                                             11.14

-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest            20.84%           December 31, 1998
-----------------------------------------------------------------
      Lowest            -21.83%           September 30, 2001
-----------------------------------------------------------------

-----------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2006)
-----------------------------------------------------------------------------------
                            1 Year               5 Year              10 Year
-----------------------------------------------------------------------------------
Special Equity Fund         11.14%                8.05%               8.19%
-----------------------------------------------------------------------------------
   S&P 500 Index            15.80%                6.19%               8.42%
-----------------------------------------------------------------------------------
 Russell 2000 Index         18.37%               11.39%               9.44%
-----------------------------------------------------------------------------------

SMALL-CAP GROWTH FUND

TOTAL RETURN
(per calendar year)
2003-2006
[SMALL CAP GROWTH FUND BAR CHART]

                                                                         SMALL-CAP GROWTH FUND
                                                                         ---------------------
2003                                                                             38.60
2004                                                                             11.21
2005                                                                             -0.11
2006                                                                              8.03



                                                              SMALL CAP GROWTH FUND
                                                              ---------------------
2003                                                                 38.60%
2004                                                                 11.21%
2005                                                                 -0.11%
2006

-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest            20.72%             June 30, 2003
-----------------------------------------------------------------
      Lowest             -9.11%             March 31, 2005
-----------------------------------------------------------------


--------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2006)
--------------------------------------------------------------
                                            Since Inception
                            1 Year            August 2002
--------------------------------------------------------------
  Small-Cap Growth
        Fund                 8.03%               13.07%
--------------------------------------------------------------
Russell 2000 Growth
       Index                13.35%               16.97%
--------------------------------------------------------------

INTERNATIONAL EQUITY FUND

TOTAL RETURN
(per calendar year)
1997-2006
[INTERNATIONAL EQUITY FUND BAR CHART]

                                                                       INTERNATIONAL EQUITY FUND
                                                                       -------------------------
1997                                                                              7.74
1998                                                                             10.47
1999                                                                             63.73
2000                                                                            -19.15
2001                                                                            -19.02
2002                                                                            -17.31
2003                                                                             32.87
2004                                                                             18.98
2005                                                                             10.67
2006                                                                             26.65

-----------------------------------------------------------------
HIGHEST AND LOWEST RETURNS
(for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest            27.40%           December 31, 1999
-----------------------------------------------------------------
      Lowest            -20.19%           September 30, 2002
-----------------------------------------------------------------


-----------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2006)
-----------------------------------------------------------------------------------
                            1 Year               5 Year              10 Year
-----------------------------------------------------------------------------------
International Equity
        Fund                26.65%               12.88%               8.86%
-----------------------------------------------------------------------------------
  MSCI World ex-US
       Index                26.23%               15.71%               8.33%
-----------------------------------------------------------------------------------

FUND FEES AND EXPENSES

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE STOCK FUNDS.


---------------------------------------------------------------------------------------------------
                                 VALUE &                STOCK      GROWTH &    EQUITY   AGGRESSIVE
  SHAREHOLDER FEES (FEES PAID    INCOME     VALUE       INDEX       INCOME     GROWTH     EQUITY
DIRECTLY FROM YOUR INVESTMENT)    FUND      FUND        FUND         FUND       FUND       FUND
---------------------------------------------------------------------------------------------------
 Maximum Sales Charge (Load)
 Imposed on Purchases             None      None        None        None       None        None
---------------------------------------------------------------------------------------------------
 Maximum Deferred Sales Charge
 (Load)                           None      None        None        None       None        None
---------------------------------------------------------------------------------------------------
 Maximum Sales Charge (Load)
 Imposed on Reinvested
 Dividends                        None      None        None        None       None        None
---------------------------------------------------------------------------------------------------
 Redemption Fee                   None      None        None        None       None        None
---------------------------------------------------------------------------------------------------
 Exchange Fee                     None      None        None        None       None        None
---------------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES
 (expenses that are deducted
 from Fund assets) as a % of
 average net assets(1)
---------------------------------------------------------------------------------------------------
 Advisory Fee                     0.45%     0.50%       0.40%       0.60%      0.62%       0.77%
---------------------------------------------------------------------------------------------------
 Distribution (12b-1) Fees        0.25%     0.25%       0.25%       0.25%      0.25%       0.25%
---------------------------------------------------------------------------------------------------
 Other Expenses
---------------------------------------------------------------------------------------------------
   Administrative Services Fee    0.30%     0.30%        (2)        0.30%      0.30%       0.30%
---------------------------------------------------------------------------------------------------
   Miscellaneous Expenses         0.05%     0.35%       0.03%       0.05%      0.04%       0.08%
---------------------------------------------------------------------------------------------------
 Total Other Expenses             0.35%     0.65%       0.03%       0.35%      0.34%       0.38%
---------------------------------------------------------------------------------------------------
 TOTAL ANNUAL FUND OPERATING
 EXPENSES                         1.05%     1.40%       0.68%       1.20%      1.21%       1.40%
---------------------------------------------------------------------------------------------------
 Fee Waiver and/or Expense
 Reimbursement(3)                 0.05%     0.35%       0.03%       0.05%        --        0.10%
---------------------------------------------------------------------------------------------------
 NET EXPENSES                     1.00%     1.05%       0.65%       1.15%      1.21%       1.30%
----------------------------------------------------------------------------------------------------


   (1) Each Fund invests in securities through an underlying mutual fund. This table and the example below reflect the expenses of the Fund and that underlying fund.
   (2) Administrative services fees of the Fund are included in the Advisory Fee for the Fund.
   (3) The Adviser has contractually agreed to reimburse certain of the Funds' expenses. Each of these agreements has a term of 10 years from the date of this prospectus.

-----------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID    MID-CAP     MID-CAP    SMALL-CAP    SPECIAL    SMALL-CAP     INTERNATIONAL
DIRECTLY FROM YOUR              VALUE      GROWTH       VALUE       EQUITY      GROWTH         EQUITY
INVESTMENT)                     FUND        FUND         FUND        FUND        FUND           FUND
-----------------------------------------------------------------------------------------------------------
 Maximum Sales Charge (Load)
 Imposed on Purchases           None        None        None        None         None           None
-----------------------------------------------------------------------------------------------------------
 Maximum Deferred Sales
 Charge (Load)                  None        None        None        None         None           None
-----------------------------------------------------------------------------------------------------------
 Maximum Sales Charge (Load)
 Imposed on Reinvested
 Dividends                      None        None        None        None         None           None
-----------------------------------------------------------------------------------------------------------
 Redemption Fee                 None        None        None        None         None           None
-----------------------------------------------------------------------------------------------------------
 Exchange Fee                   None        None        None        None         None           None
-----------------------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING
 EXPENSES (expenses that are
 deducted from Fund assets)
 as a % of average net
 assets(1)
-----------------------------------------------------------------------------------------------------------
 Advisory Fee                   0.67%       0.72%       0.82%       0.80%        0.87%          0.75%
-----------------------------------------------------------------------------------------------------------
 Distribution (12b-1) Fees      0.25%       0.25%       0.25%       0.25%        0.25%          0.25%
-----------------------------------------------------------------------------------------------------------
 Other Expenses
-----------------------------------------------------------------------------------------------------------
   Administrative Services
      Fee                       0.30%       0.30%       0.30%       0.30%        0.30%          0.30%
-----------------------------------------------------------------------------------------------------------
   Miscellaneous Expenses       0.06%       0.07%       0.10%       0.07%        0.45%          0.14%
-----------------------------------------------------------------------------------------------------------
 Total Other Expenses           0.36%       0.37%       0.40%       0.37%        0.75%          0.44%
-----------------------------------------------------------------------------------------------------------
 TOTAL ANNUAL FUND OPERATING
 EXPENSES                       1.28%       1.34%       1.47%       1.42%        1.87%          1.44%
-----------------------------------------------------------------------------------------------------------
 Fee Waiver and/or Expense
 Reimbursement(2)               0.03%        (3)        0.02%        (3)         0.32%          0.04%
-----------------------------------------------------------------------------------------------------------
 NET EXPENSES                   1.25%       1.34%       1.45%       1.42%        1.55%          1.40%
-----------------------------------------------------------------------------------------------------------


   (1) Each Fund invests in securities through an underlying mutual fund. This table and the example below reflect the expenses of the Fund and that underlying fund.
   (2) The Adviser has contractually agreed to reimburse certain of the Funds' expenses. Each of these agreements has a term of 10 years from the date of this prospectus.
   (3) Amount waived was less than 0.005%.

EXAMPLE

The following example is intended to help you compare the cost of investing in a Stock Fund to the cost of investing in other mutual funds. The example assumes that:
     -  you invest $10,000 in a Fund for the time periods indicated; and
     -  you then sell all your shares at the end of those periods.

The example also assumes that:
     -  your investment has a 5% return each year; and

     - the Fund's operating expenses shown in the tables above, after fee waivers and reimbursements, remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


---------------------------------------------------------------------------------------------------------------------------------
                                VALUE &                                            GROWTH &          EQUITY         AGGRESSIVE
                                 INCOME                            STOCK            INCOME           GROWTH           EQUITY
                                  FUND          VALUE FUND       INDEX FUND          FUND             FUND             FUND
---------------------------------------------------------------------------------------------------------------------------------
 1 year                          $  102           $  107            $ 66            $  117           $  123           $  132
---------------------------------------------------------------------------------------------------------------------------------
 3 years                         $  318           $  334            $208            $  365           $  384           $  412
---------------------------------------------------------------------------------------------------------------------------------
 5 years                         $  552           $  579            $362            $  633           $  665           $  713
---------------------------------------------------------------------------------------------------------------------------------
 10 years                        $1,225           $1,283            $810            $1,398           $1,466           $1,568
---------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------
                                              MID-CAP         SMALL-CAP         SPECIAL         SMALL-CAP
                             MID-CAP           GROWTH           VALUE            EQUITY           GROWTH       INTERNATIONAL
                            VALUE FUND          FUND             FUND             FUND             FUND         EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------
 1 year                       $  127           $  136           $  148           $  145           $  158           $  143
------------------------------------------------------------------------------------------------------------------------------
 3 years                      $  397           $  425           $  459           $  449           $  490           $  443
------------------------------------------------------------------------------------------------------------------------------
 5 year                       $  686           $  734           $  792           $  776           $  845           $  766
------------------------------------------------------------------------------------------------------------------------------
 10 years                     $1,511           $1,613           $1,735           $1,702           $1,845           $1,680
------------------------------------------------------------------------------------------------------------------------------


                                                      STRATEGIC ALLOCATION FUNDS

SHORT HORIZON STRATEGIC ALLOCATION FUND
SHORT/INTERMEDIATE HORIZON STRATEGIC ALLOCATION FUND
INTERMEDIATE HORIZON STRATEGIC ALLOCATION FUND
INTERMEDIATE/LONG HORIZON STRATEGIC ALLOCATION FUND
LONG HORIZON STRATEGIC ALLOCATION FUND

THIS SUMMARY BRIEFLY DESCRIBES EACH OF THE STRATEGIC ALLOCATION FUNDS AND THE PRINCIPAL RISKS OF INVESTING IN THEM.

FUND GOALS

SHORT HORIZON
STRATEGIC ALLOCATION FUND           The Fund's goal is to provide a high level
                                    of income and preservation of capital.

SHORT/INTERMEDIATE HORIZON
STRATEGIC ALLOCATION FUND           The Fund's goal is to achieve reasonable
                                    returns with considerably less than average volatility as compared to other balanced funds.

INTERMEDIATE HORIZON
STRATEGIC ALLOCATION FUND           The Fund's goal is to achieve long-term
                                    returns from a combination of investment income and capital appreciation with slightly less than average volatility as compared to other balanced funds.

INTERMEDIATE/LONG HORIZON
STRATEGIC ALLOCATION FUND           The Fund's goal is to achieve long-term
                                    returns from a combination of investment income and capital appreciation with slightly more than average volatility as compared to other balanced funds.

LONG HORIZON
STRATEGIC ALLOCATION FUND           The Fund's goal is to provide long-term
                                    returns from growth of capital and growth of income.

MAIN INVESTMENT STRATEGIES

The Strategic Allocation Funds are asset allocation funds. Each Fund invests in a combination of the Funds described above in this prospectus. Diversified selects the combination and amount of underlying Funds to invest in based on each Strategic Allocation Fund's investment goal.

The following chart shows approximately how much of the assets of each Strategic Allocation Fund are invested in the Bond, Stock and Money Market Funds. These allocations reflect Diversified's present strategy for asset allocation during normal market conditions, and may be changed at any time. In the short term, actual asset allocations may vary due to short term changes in cash flows caused by purchases and redemptions in the Strategic Allocation Funds. Diversified may allocate the assets of each Strategic Allocation Fund without limit to the Money Market Fund in attempting to respond to adverse market or other conditions or to process a large purchase or redemption within a Strategic Allocation Fund. For more information on allocations to the underlying Funds, see Appendix A.

                                                                  NORMAL APPROXIMATE ALLOCATIONS
                                           -----------------------------------------------------------------------------
                                                     BOND                      STOCK                 MONEY MARKET
                                                     FUNDS                     FUNDS                     FUND
------------------------------------------------------------------------------------------------------------------------
              SHORT HORIZON                           88%                       10%                       2%
------------------------------------------------------------------------------------------------------------------------
        SHORT/INTERMEDIATE HORIZON                    68%                       30%                       2%
------------------------------------------------------------------------------------------------------------------------
           INTERMEDIATE HORIZON                       48%                       50%                       2%
------------------------------------------------------------------------------------------------------------------------
        INTERMEDIATE/LONG HORIZON                     28%                       70%                       2%
------------------------------------------------------------------------------------------------------------------------
               LONG HORIZON                            8%                       90%                       2%
------------------------------------------------------------------------------------------------------------------------

Each Strategic Allocation Fund is a non-diversified fund, meaning that it is not limited by the Investment Company Act of 1940 as to the amount of its assets that may be invested in a single issuer.

MAIN RISKS

Please remember that the risks of investing in each Strategic Allocation Fund depend on the underlying Funds in which the Strategic Allocation Fund invests and, in turn, on the securities that the underlying Funds hold and the investment strategies they use. For example, the Short Horizon and Short/ Intermediate Horizon Strategic Allocation Funds invest more of their assets in the Bond Funds. As a result, the Short Horizon and Short/Intermediate Horizon Funds may be more susceptible to interest rate risk and credit risk than the Strategic Allocation Funds investing more of their assets in the Stock Funds. Similarly, the Strategic Allocation Funds investing more of their assets in the Stock Funds may be susceptible to greater price volatility under certain market conditions than the Strategic Allocation Funds investing more of their assets in the Bond Funds.

The value of each Strategic Allocation Fund's shares will change daily as the value of its underlying securities change. This means that your Fund shares may be worth more or less when you sell them than when you bought them. You may lose money if you invest in these Funds.

     - MARKET RISK. This is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions, or due to a company's individual situation. Historically, equity securities have been more volatile than most debt securities in response to market risk.

        It is also possible that the Funds will not perform as intended. For example, the Short Horizon Strategic Allocation Fund is expected to be the least volatile of the Funds. However, under certain market conditions this Fund could be the most volatile.

     - INTEREST RATE RISK. In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. A change in interest rates could cause the Funds' share prices to go down. Generally, the longer the average maturity of the bonds in a Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

     - CREDIT RISK. Some issuers may not make payments on debt securities held by the underlying Funds, causing a loss. Or, an issuer's financial condition may deteriorate, lowering the credit quality of a security and leading to greater volatility in the price of the security and in shares of a Fund. The prices of lower rated securities often are more volatile than those of higher rated securities.

     - PREPAYMENT AND EXTENSION RISK. The issuers of debt securities held by a Fund may be able to prepay principal due on the securities, particularly during periods of declining interest rates. The Fund may not be able to reinvest that principal at attractive rates. The Fund would also lose the benefit of falling interest rates on the price of the repaid bond. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. Also, rising interest rates may cause prepayments to occur at slower than expected rates. This effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's share price more volatile. Mortgage-backed securities are particularly susceptible to prepayment and extension risk and their prices may be volatile.

     - FOREIGN SECURITIES. Investments in foreign securities involve risks relating to adverse political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on Fund investments, currency exchange controls and other limitations on the use or transfer of Fund assets and political or social instability. There may be rapid changes in the value of foreign currencies or securities, causing a Fund's share price to be volatile. Also, in certain circumstances, a Fund could realize reduced or no value in U.S. dollars from its investments in foreign securities, causing the Fund's share price to go down.

     - GROWTH SECURITIES. Growth securities typically are quite sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. The success of an underlying Fund's investment in growth securities depends largely on the Fund's advisers' skill in assessing the growth potential of the companies that issued the securities.

     - SMALLER COMPANIES. The securities of smaller and medium capitalized companies may have more risks than those of larger, more seasoned companies. They may be particularly susceptible to market downturns because of limited product lines, markets, distribution channels or financial and management resources. Also, there may be less publicly available information about small-cap and mid-cap companies. As a result, their prices may be more volatile, causing a Fund's share price to be volatile.

     - VALUE INVESTING. A security may not achieve its expected value because the circumstances causing it to be underpriced worsen (causing the price to decline further) or do not change. In addition, the Fund may underperform certain other stock funds (those emphasizing growth stocks, for example) during periods when value stocks are out of favor.

     - ALLOCATION AND PORTFOLIO SELECTION. The success of each Strategic Allocation Fund's investment strategy depends in part on the adviser's skill in identifying long term performance of and relationships between the Money Market, Bond and Stock Funds in which the Strategic Allocation Funds invest. The success of each Strategic Allocation Fund's strategy also depends on the skill of the advisers of the underlying Funds in assessing growth potential or credit quality of companies in which the Funds invest, or in predicting accurately the direction of interest rates or the repayment of certain debt obligations, or other factors. If the advisers are not successful, the investors in the Strategic Allocation Funds may lose money or their investment may not do as well as an investment in another asset allocation fund.

     - DERIVATIVES. Each Fund may, but is not required to, engage in certain investment strategies involving derivatives (such as options, futures, swaps and forward currency contracts). These investment strategies generally are employed in connection with hedging activities, but may be used to generate income. The success or failure of a hedging transaction will depend on the advisers' ability to predict movements in the hedge, the investment being hedged and the market in general (and the correlation between these factors). If these predictions are wrong, or if the derivatives do not work as anticipated, the Fund could suffer greater losses than if the Fund had not used derivatives. Derivatives may not always be available on terms that make economic sense (for example, they may be too costly), and, when used, their transaction costs and premiums may adversely affect Fund performance. These techniques may increase the Fund's volatility and may involve a small investment of cash relative to the magnitude of the risk being taken.

Please note that an investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO MAY WANT TO INVEST

Consider investing in the Strategic Allocation Funds if you are seeking a long-term, professionally managed asset allocation investment program. You should not invest in the Strategic Allocation Funds to provide for short-term financial needs or to play short-term swings in the stock or bond markets. Consider the SHORT HORIZON STRATEGIC ALLOCATION FUND if you are seeking current income through investment primarily in the Money Market and Bond Funds. Consider the SHORT/INTERMEDIATE HORIZON STRATEGIC ALLOCATION FUND if you are seeking current income through investment primarily in the Bond Funds with slightly more volatility than the Short Horizon Strategic Allocation Fund and less volatility than the other Strategic Allocation Funds. Consider the INTERMEDIATE HORIZON STRATEGIC ALLOCATION FUND if you are seeking high long-term returns through a diversified investment portfolio of stocks, fixed income and money market securities. Consider the INTERMEDIATE/LONG HORIZON STRATEGIC ALLOCATION FUND if you are seeking long-term returns through investment primarily in the Stock and Bond Funds with slightly more volatility as compared to other balanced funds. Consider the LONG HORIZON STRATEGIC ALLOCATION FUND if you are seeking long-term growth through equity investments and can tolerate substantial changes in the value of your investment.

FUND PERFORMANCE

The following bar charts and tables can help you evaluate the risks of investing in the Strategic Allocation Funds, and how the Funds' returns have varied over time.

     -  The bar charts show changes in the Funds' performance from year to year.

     - The tables show the Funds' best and worst quarters during the years covered by the bar charts, and how the Funds' average annual returns for the periods indicated compare to those of broad measures of market performance. Please remember that, unlike the Funds, the market indices do not include the costs of buying and selling securities and other Fund expenses.

When you consider this information, please remember that a Fund's past performance is not necessarily an indication of how it will perform in the future.

SHORT HORIZON STRATEGIC ALLOCATION FUND

TOTAL RETURN
(per calendar year)
1997-2006
[SHORT HORIZON STRATEGIC ALLOCATION FUND BAR CHART]

                                                                SHORT HORIZON STRATEGIC ALLOCATION FUND
                                                                ---------------------------------------
1997                                                                             8.69
1998                                                                             6.37
1999                                                                             1.45
2000                                                                             6.97
2001                                                                             5.16
2002                                                                             3.51
2003                                                                             6.61
2004                                                                             4.20
2005                                                                             2.28
2006                                                                             5.03

-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest             3.91%             June 30, 1997
-----------------------------------------------------------------
      Lowest             -1.36%             June 30, 2004
-----------------------------------------------------------------

-----------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2006)
-----------------------------------------------------------------------------------
                            1 Year               5 Year              10 Year
-----------------------------------------------------------------------------------
   Short Horizon
     Strategic
  Allocation Fund           5.03%                4.32%                5.00%
-----------------------------------------------------------------------------------
    Lehman Bros.
Aggregate Bond Index        4.33%                5.06%                6.24%
-----------------------------------------------------------------------------------


* A combined index consisting of 27% Merrill Lynch 1-3 Year Treasury Index, 54% Lehman Brothers Aggregate Bond Index, 9% Merrill Lynch High Yield Master II Index, 9% Russell 3000 Index, and 1% MSCI World ex-US Index had a one year return of 6.10%, a five year return of 5.28%, and a ten year return of 6.23%.

SHORT/INTERMEDIATE HORIZON STRATEGIC ALLOCATION FUND

TOTAL RETURN
(per calendar year)
1999-2006
[SHORT/INTERMEDIATE HORIZON STRATEGIC ALLOCATION FUND BAR CHART]

                                                                 SHORT/INTERMEDIATE HORIZON STRATEGIC
                                                                            ALLOCATION FUND
                                                                 ------------------------------------
1999                                                                              7.70
2000                                                                              1.86
2001                                                                              0.66
2002                                                                             -2.06
2003                                                                             12.04
2004                                                                              6.19
2005                                                                              3.23
2006                                                                              6.86

-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest             6.41%             June 30, 2003
-----------------------------------------------------------------
      Lowest             -4.15%           September 30, 2002
-----------------------------------------------------------------

------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2006)
------------------------------------------------------------------------------------------------------
                                                                                    Since Inception
                                               1 Year              5 Years              May 1998
------------------------------------------------------------------------------------------------------
 Short/Intermediate Horizon Strategic
            Allocation Fund                     6.86%               5.15%                4.57%
------------------------------------------------------------------------------------------------------
             S&P 500 Index                     15.80%               6.19%                4.48%
------------------------------------------------------------------------------------------------------
             Lehman Bros.
         Aggregate Bond Index                   4.33%               5.06%                5.84%
------------------------------------------------------------------------------------------------------


* A combined index consisting of 21% Merrill Lynch 1-3 Year Treasury Index, 42% Lehman Brothers Aggregate Bond Index, 7% Merrill Lynch High Yield Master II Index, 25% Russell 3000 Index and 5% MSCI World ex-US Index had a one year return of 8.60%, a five year return of 6.17%, and a return of 5.71% for the period since the Fund's inception.

INTERMEDIATE HORIZON STRATEGIC ALLOCATION FUND

TOTAL RETURN
(per calendar year)
1997-2006
[INTERMEDIATE HORIZON STRATEGIC ALLOCATION FUND BAR CHART]

                                                               INTERMEDIATE HORIZON STRATEGIC ALLOCATION
                                                                                 FUND
                                                               -----------------------------------------
1997                                                                             14.29
1998                                                                             12.27
1999                                                                             13.14
2000                                                                             -0.86
2001                                                                             -2.64
2002                                                                             -7.71
2003                                                                             15.75
2004                                                                              7.70
2005                                                                              4.17
2006                                                                              8.81

-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest            10.56%           December 31, 1998
-----------------------------------------------------------------
      Lowest             -8.41%           September 30, 2002
-----------------------------------------------------------------

-----------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2006)
-----------------------------------------------------------------------------------
                            1 Year               5 Year              10 Year
-----------------------------------------------------------------------------------
    Intermediate
 Horizon Strategic
  Allocation Fund            8.81%               5.45%                6.22%
-----------------------------------------------------------------------------------
   S&P 500 Index            15.80%               6.19%                8.42%
-----------------------------------------------------------------------------------
    Lehman Bros.
     Aggregate
     Bond Index              4.33%               5.06%                6.24%
-----------------------------------------------------------------------------------


* A combined index consisting of 15% Merrill Lynch 1-3 Year Treasury Index, 30% Lehman Brothers Aggregate Bond Index, 5% Merrill Lynch High Yield Master II Index, 42% Russell 3000 Index and 8% MSCI World ex-US Index had a one year return of 11.05%, a five year return of 6.92%, and a ten year return of 7.55%.

INTERMEDIATE/LONG HORIZON STRATEGIC ALLOCATION FUND

TOTAL RETURN
(per calendar year)
1997-2006
[INTERMEDIATE/LONG HORIZON STRATEGIC ALLOCATION FUND BAR CHART]

                                                                  INTERMEDIATE/LONG HORIZON STRATEGIC
                                                                            ALLOCATION FUND
                                                                  -----------------------------------
1997                                                                             18.95
1998                                                                             14.02
1999                                                                             19.06
2000                                                                             -3.43
2001                                                                             -7.00
2002                                                                            -12.53
2003                                                                             20.61
2004                                                                              9.71
2005                                                                              5.29
2006                                                                             10.56

-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest            14.65%             June 30, 1997
-----------------------------------------------------------------
      Lowest            -12.09%           September 30, 2002
-----------------------------------------------------------------


--------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2006)
--------------------------------------------------------------------------------------
                               1 Year               5 Year              10 Year
--------------------------------------------------------------------------------------
   Intermediate/Long
   Horizon Strategic
    Allocation Fund            10.56%               6.15%                6.93%
 -----------------------------------------------------------------------------------
     S&P 500 Index             15.80%               6.19%                8.42%
 -----------------------------------------------------------------------------------



* A combined index consisting of 9% Merrill Lynch 1-3 Year Treasury Index, 18% Lehman Brothers Aggregate Bond Index, 3% Merrill Lynch High Yield Master II Index, 59% Russell 3000 Index, and 11% MSCI World ex-US Index had a one year return of 13.53%, a five year return of 7.60% and a ten year return of 8.07%.

LONG HORIZON STRATEGIC ALLOCATION FUND

TOTAL RETURN
(per calendar year)
1999-2006
[LONG HORIZON STRATEGIC ALLOCATION FUND BAR CHART]

                                                                LONG HORIZON STRATEGIC ALLOCATION FUND
                                                                --------------------------------------
1999                                                                             27.41
2000                                                                             -7.27
2001                                                                            -12.19
2002                                                                            -20.06
2003                                                                             24.70
2004                                                                             11.29
2005                                                                              6.52
2006                                                                             12.32

-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest            17.34%           December 31, 1999
-----------------------------------------------------------------
      Lowest            -18.22%           September 30, 2002
-----------------------------------------------------------------

------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2006)
------------------------------------------------------------------------------------------------------
                                                                                    Since Inception
                                               1 Year              5 Years              May 1998
------------------------------------------------------------------------------------------------------
Long Horizon Strategic Allocation Fund        12.32%                5.83%                4.21%
------------------------------------------------------------------------------------------------------
             S&P 500 Index                    15.80%                6.19%                4.48%
------------------------------------------------------------------------------------------------------


* A combined index that through April 30, 2003 consisted of 60% Russell 1000 Equity Index, 25% Russell 2000 Equity Index, and 15% MSCI Ex-US Equity Index. Effective May 1, 2003 the combined index consists of 3% Merrill Lynch 1-3 Year Treasury Index, 6% Lehman Brothers Aggregate Bond Index, 1% Merrill Lynch High Yield Master II Index, 76% Russell 3000 Index, and 14% MSCI ex-US Equity Index. The returns of these blended benchmarks have been linked and had a one year return of 16.04%, a five year return of 7.60%, and a return of 5.03% for the period since the Fund's inception. The benchmark was changed to reflect a change effective May 1, 2003 in the portfolio's asset allocation targets.

FUND FEES AND EXPENSES

THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE STRATEGIC ALLOCATION FUNDS.


    --------------------------------------------------------------------------------------------------------------------------
                                                                SHORT/
                                               SHORT         INTERMEDIATE     INTERMEDIATE    INTERMEDIATE/         LONG
                                              HORIZON          HORIZON          HORIZON        LONG HORIZON       HORIZON
                                             STRATEGIC        STRATEGIC        STRATEGIC        STRATEGIC        STRATEGIC
         SHAREHOLDER FEES (FEES PAID         ALLOCATION       ALLOCATION       ALLOCATION       ALLOCATION       ALLOCATION
       DIRECTLY FROM YOUR INVESTMENT)           FUND             FUND             FUND             FUND             FUND
    --------------------------------------------------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed
     on Purchases                               None             None             None             None             None
    --------------------------------------------------------------------------------------------------------------------------
     Maximum Deferred Sales Charge (Load)       None             None             None             None             None
    --------------------------------------------------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed
     on Reinvested Dividends                    None             None             None             None             None
    --------------------------------------------------------------------------------------------------------------------------
     Redemption Fee                             None             None             None             None             None
    --------------------------------------------------------------------------------------------------------------------------
     Exchange Fee                               None             None             None             None             None
    --------------------------------------------------------------------------------------------------------------------------
     ANNUAL FUND OPERATING EXPENSES
     (expenses that are deducted from
     Fund assets) as a % of average net
     assets(1)
    --------------------------------------------------------------------------------------------------------------------------
     Advisory Fee                              0.20%            0.20%            0.20%            0.20%            0.20%
    --------------------------------------------------------------------------------------------------------------------------
     Distribution (12b-1) Fees                  None             None             None             None             None
    --------------------------------------------------------------------------------------------------------------------------
     Other Expenses
    --------------------------------------------------------------------------------------------------------------------------
          Administrative Services Fee           None             None             None             None             None
    --------------------------------------------------------------------------------------------------------------------------
          Miscellaneous Expenses                None             None             None             None             None
    --------------------------------------------------------------------------------------------------------------------------
          Acquired Fund Fees and
          Expenses(2)                          1.00%            1.04%            1.08%            1.13%            1.18%
    --------------------------------------------------------------------------------------------------------------------------
     Total Other Expenses                      1.00%            1.04%            1.08%            1.13%            1.18%
    --------------------------------------------------------------------------------------------------------------------------
     TOTAL ANNUAL FUND
     OPERATING EXPENSES                        1.20%            1.24%            1.28%            1.33%            1.38%
    --------------------------------------------------------------------------------------------------------------------------
     Fee Waiver and/or Expense
     Reimbursement(3)                          0.10%            0.10%            0.10%            0.10%            0.10%
    --------------------------------------------------------------------------------------------------------------------------
     NET EXPENSES                              1.10%            1.14%            1.18%            1.23%            1.28%
    --------------------------------------------------------------------------------------------------------------------------


   (1) Based on estimated expenses for the current fiscal year.
   (2) Each Strategic Allocation Fund bears its pro rata share of the fees and expenses (including advisory and Rule 12b-1 fees) of the underlying Funds in which it invests as reflected under Acquired Fund Fees and Expenses.
   (3) The Adviser has contractually agreed to waive 0.10% of each Fund's advisory fee. Each of these agreements has a term of 10 years from the date of this Prospectus.

EXAMPLE

The following example is intended to help you compare the cost of investing in a Strategic Allocation Fund to the cost of investing in other mutual funds. The example assumes that:
     -  you invest $10,000 in a Fund for the time periods indicated; and

     -  you then sell all your shares at the end of those periods.

The example also assumes that:
     -  your investment has a 5% return each year; and

     - the Fund's operating expenses shown in the table above remain the same before taking into consideration any fee waivers or reimbursements.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


    ---------------------------------------------------------------------------------------------------------------
                         SHORT         SHORT/                                INTERMEDIATE/
                         HORIZON     INTERMEDIATE        INTERMEDIATE         LONG HORIZON         LONG HORIZON
                         STRATEGIC  HORIZON STRATEGIC  HORIZON STRATEGIC       STRATEGIC            STRATEGIC
                         ALLOCATION      ALLOCATION       ALLOCATION           ALLOCATION           ALLOCATION
                          FUND          FUND                 FUND                 FUND                 FUND
    ---------------------------------------------------------------------------------------------------------------
           1 year         $112          $116                 $120                 $125                 $130
    ---------------------------------------------------------------------------------------------------------------
          3 years         $350          $362                 $375                 $390                 $406
    ---------------------------------------------------------------------------------------------------------------
          5 years         $606          $628                 $649                 $676                 $702
    ---------------------------------------------------------------------------------------------------------------
          10 years       $1,340        $1,386               $1,432               $1,489               $1,545
    ---------------------------------------------------------------------------------------------------------------


SHAREHOLDER SERVICES

This section describes how to do business with the Funds and shareholder services that are available.
                                                          HOW TO REACH THE FUNDS

BY TELEPHONE      Call toll free at (800) 755-5801

BY MAIL           The Diversified Investors Funds Group
                  (or The Diversified Investors Strategic Allocation Funds)
                  4 Manhattanville Road
                  Purchase, New York 10577

                                                          HOW TO PURCHASE SHARES

Shares of the Funds are available to individual and institutional investors through certain retirement plans. These plans include, but are not limited to, 401(k), 403(b) and 457 Plans, Money Purchase Plans, Profit Sharing Plans, Simplified Employee Pension Plans, Keogh Plans and IRAs. Consult with your Service Agent and your tax and retirement advisers. If you are a participant in a plan, you should obtain the plan's conditions for participation from your plan administrator. Plans may prohibit purchases or redemptions of Fund shares during certain circumstances, such as a change in plan administrators. Consult your plan administrator for more information.

Each Fund's shares are sold without a sales charge. Purchases may be made Monday through Friday, except on certain holidays. Shares are purchased at net asset value (NAV) the next time it is calculated after your investment is received in good order and is accepted by the Distributor.

You may purchase shares in a Fund through the Distributor directly or by authorizing your retirement plan to purchase shares on your behalf. See Appendix B for information on purchases directly through the Distributor. See your plan administrator to obtain purchase instructions if you are a participant in a retirement plan. Plans which include fixed investment options may restrict or prohibit the purchase of shares of certain of the Funds with monies withdrawn from those fixed investment options.

The minimum initial investment is $5,000. The Funds are currently waiving this minimum. There is no minimum for subsequent investments. A retirement plan may, however, impose minimum investment requirements. Plan participants should consult their plan administrator.

                                     FREQUENT PURCHASES AND SALES OF FUND SHARES

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of a Fund's portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on the Fund's long term shareholders. For example, in order to handle large flows of cash into and out of a Fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the Fund's investment objective. Frequent trading may cause a Fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from a Fund's performance. In addition, the return received by long term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that a Fund's share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the Fund's portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other Funds could also be affected.

Because of the potential harm to the Funds and their long term shareholders, the Board of Trustees of the Funds has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, a Fund may limit additional exchanges or purchases of Fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of Fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of Fund shares, but each Fund reserves the right to reject any exchange or purchase of Fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the Adviser believes to be market timing, the Adviser will seek to block future purchases and exchanges of Fund shares by that account. Where surveillance of a particular account indicates activity that the Adviser believes could be either abusive or for legitimate purposes, the Fund may permit the account holder to justify the activity.

The Funds' policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Funds' Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the Funds or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. A Fund's ability to monitor trading in these accounts may be severely limited due to the lack of access to an individual investor's trading activity when orders are placed through these types of accounts.


As noted above, if a Fund is unable to detect and deter trading abuses, the Fund's performance, and its long term shareholders, may be harmed. In addition, because the Funds have not adopted any specific limitations or restrictions on the trading of Fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of Fund shares, even when the trading is not for abusive purposes. The Funds will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of Fund shares that the Board may adopt in the future. Because the Funds apply their policies and procedures in a discretionary manner, different shareholders may be treated differently, which could result in some shareholders being able to engage in frequent trading while others bear the costs and effects of that trading.


Additionally, the Funds have adopted policies and procedures to prevent the selective release of information about the Funds' portfolio holdings, as such information may be used for market-timing and similar abusive practices. A description of the Funds' policies and procedures with respect to the disclosure of portfolio securities is contained in the SAI.

                                      HOW THE PRICE OF YOUR SHARES IS CALCULATED

Each Fund's net asset value is the value of its assets minus its liabilities. The price of a Fund's shares is based on its net asset value. Each Fund calculates its net asset value every day the New York Stock Exchange is open. The Exchange is closed on certain holidays listed in the Statement of Additional Information. This calculation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time). Trading may take place in foreign securities held by a Fund on days when the Fund is not open for business. As a result, a Fund's NAV may be impacted on days on which it is not possible to purchase or sell shares of the Fund.

What is NAV?

NAV refers to a Fund's NET ASSET VALUE. Net asset value per share is calculated by dividing the total value of a Fund's securities and other assets, less liabilities, by the total number of shares outstanding. Securities are valued at market value or, if a market quotation is not readily available, using fair value determined in good faith under procedures established by and under the supervision of the Trustees. Foreign securities are normally valued based on quotations from the primary market in which they are traded, and converted from the local currency into U.S. dollars using current exchange rates. Money market instruments maturing within sixty days are valued at amortized cost, which approximates market value.

Each Fund generally values its portfolio securities based on market prices or quotations. When market prices or quotations are not readily available or are believed to be not reliable, a Fund may price those securities using fair value procedures approved by the Fund's Board of Trustees. A Fund may also use fair value procedures to price securities if it determines that a significant event has occurred between the time at which a market price is determined but prior to the time at which the Fund's net asset value is calculated (for example, where securities are primarily traded on a foreign exchange that has closed before the Fund's net asset value is calculated). When a Fund uses fair value procedures to price securities it may value those securities higher or lower than actual market quotations or higher or lower than other Funds using their own fair value procedures to price the same securities.

Short-term investments that have a maturity of more than 60 days generally are valued based on market prices or quotations. Short-term investments that have a maturity of 60 days or less are valued at amortized cost. Using this method, each Fund constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the Fund.

                                                              HOW TO SELL SHARES

On any business day, you may sell (redeem) all or a portion of your shares. Your transaction will be processed at the applicable Fund's NAV the next time it is calculated after your redemption request in good order is received by the Distributor. Redemption proceeds normally will be paid or mailed within seven days. A redemption is treated as a sale for tax purposes, and could result in taxable gain or loss in a non-tax-sheltered account.

Each Fund reserves the right to delay delivery of your redemption proceeds up to 7 days if the amount to be redeemed will disrupt a Fund's operation or performance.

Participants in a retirement plan should obtain redemption instructions from their plan administrator. If you purchased shares directly through the Distributor, see Appendix B for redemption instructions.

A signature guarantee is required for the following:
     - any redemption by mail if the proceeds are to be paid to someone else or are to be mailed to an address other than your address of record;

     -  any redemption by mail if the proceeds are to be wired to a bank;

     -  any redemption request for more than $50,000; and

     -  requests to transfer registration of shares to another owner.

At the Funds' discretion signature guarantees may also be required for other redemptions. A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange may guarantee signatures. Call your financial institution to see if it has this capability. A signature guarantee is not the same as a notarized signature.

                                               SHAREHOLDER SERVICES AND POLICIES

EXCHANGES

On any business day you may exchange all or a portion of your shares in a Fund for shares of any other available Fund. To make exchanges, please follow the procedures for sales described above under "How to Sell Shares." Plan participants should contact their plan administrator. Exchanges are processed at NAV the next time it is calculated after your exchange request in good order is received and approved by the distributor. The Funds reserve the right to reject any exchange request or to modify or terminate the exchange privilege at any time. An exchange is the sale of shares of one Fund and purchase of shares of another, and could result in taxable gain or loss in a non-tax-sheltered account.

REDEMPTION PROCEEDS

The Funds intend to pay redemption proceeds in cash, but reserve the right to pay in kind by delivery of investment securities with a fair market value equal to the redemption price. In these cases, you might incur brokerage costs in converting the securities to cash.

Your right to receive payment of redemption proceeds may be suspended, or payment may be postponed, in certain circumstances. These circumstances include any period the New York Stock Exchange is closed (other than weekends or holidays) or trading on the Exchange is restricted, any period when an emergency exists and any time the Securities and Exchange Commission permits mutual funds to postpone payments for the protection of investors.

INVOLUNTARY REDEMPTIONS

If your account balance falls below $1,000 as a result of a redemption or exchange, your account may be closed and the proceeds sent to you. You will be given notice before this occurs.

TELEPHONE TRANSACTIONS

You may initiate redemptions and exchanges by telephone. The Funds and their agents will not be responsible for any losses resulting from unauthorized transactions when procedures designed to verify the identity of the caller are followed. During periods of unusual market activity, severe weather or other abnormal circumstances, it may be difficult for you to reach a representative of the Funds by telephone. In that case, please consider sending written instructions.

ADDRESS CHANGES

To change the address on your account contact your plan administrator or call
(800) 755-5801 and send a written request signed by all account owners. Include the name of your Fund(s), the account numbers(s), the name(s) on the account and both the old and new addresses.

REGISTRATION CHANGES

To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. For more information, contact your plan administrator or call (800) 755-5801. If your shares are held of record by a financial institution, contact that financial institution for ownership changes.

STATEMENTS AND REPORTS

The Funds will send you a confirmation statement quarterly reflecting regularly scheduled contributions and other transactions affecting your account. The Funds will also send you a confirmation statement after every transaction that affects your account registration. Information regarding the tax status of income dividends and capital gains distributions will be mailed to investors with non-tax-sheltered accounts early each year.

Financial reports for the Funds will be mailed semiannually to all shareholders.

DIVIDENDS AND DISTRIBUTIONS

As a Fund shareholder, you are entitled to your share of a Fund's net income and gains on its investments. Each Fund passes substantially all of its earnings along to its investors as distributions at least annually. When a Fund earns dividends from stocks and interest from bonds and other debt securities and distributes those earnings to shareholders, it is called a DIVIDEND DISTRIBUTION. A Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a CAPITAL GAIN DISTRIBUTION.

Each Fund pays substantially all of its net income from dividends and interest to its shareholders of record.

Each Fund distributes any net realized short-term and long-term capital gains to its shareholders. Each Fund may also make additional distributions to its shareholders to the extent necessary to avoid the application of the 4% non-deductible excise tax on certain undistributed income and net capital gains of mutual funds.

You will receive all distributions from a Fund in additional shares of the same Fund issued at NAV.

TAX MATTERS

This discussion of federal income taxes is for general information only. You should consult your own tax adviser about your particular situation, and the status of your account under state and local laws.


As long as a Fund qualifies for treatment as a regulated investment company (which each has in the past and intends to do in the future), it pays no federal income tax on the earnings it distributes to shareholders.


TAXES ON DISTRIBUTIONS


If you are otherwise subject to federal income taxes, you will normally have to pay federal income taxes on the distributions you receive from a Fund, even though the distributions are reinvested in additional shares. Distributions from net capital gain (i.e., the excess of net long term capital gain over net short term capital loss) ordinarily will be taxable as long-term capital gains. Distributions of qualified dividend income received by a non-corporate shareholder on or before December 31, 2010 may qualify for a reduced tax rate, provided that they are so designated by the Fund and the shareholder satisfies certain holding period requirements. Qualified dividend income generally is income derived from dividends from a U.S. corporation; dividends from certain foreign corporations will also qualify. Other distributions, including net short term capital gain, are generally taxable as ordinary income. Some distributions paid in January may be taxable to you as if they had been paid the previous December.


Early each year, each Fund will notify its shareholders (other than retirement plan participants) of the amount and tax status of distributions paid to shareholders for the preceding year.

TAXES ON SALES OR EXCHANGES


If you are otherwise subject to federal income taxes, any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.


OTHER TAX MATTERS

Retirement plans that invest in a Fund and satisfy applicable Internal Revenue Code conditions generally will not be subject to federal tax liability on either distributions from a Fund or redemptions or exchanges of shares of a Fund. Participants in these retirement plans will be taxed when they begin taking distributions from the plan in accordance with Internal Revenue Code rules.

Fund distributions will reduce a Fund's net asset value per share. As a result, if you are otherwise subject to federal income taxes, and you buy shares in a Fund just before the Fund makes a distribution, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.


If you are neither a citizen nor a resident of the United States, each Fund will withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments that are subject to such withholding. The Funds will not withhold with respect to dividends designated as interest-related dividends or short-term capital gain dividends. Each Fund is also required in certain circumstances to apply backup withholding at the rate of 28% on taxable dividends, redemption proceeds (except for redemption proceeds from Diversified Investors Money Market
Fund) and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the United States) who does not furnish to that Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to the withholding tax on shareholders who are neither citizens nor residents of the United States.


MANAGEMENT
                                                             INVESTMENT ADVISERS

FUNDS OTHER THAN THE STOCK INDEX FUND

Diversified Investment Advisors, Inc. is the investment adviser of each of the underlying mutual funds (called Portfolios) in which these Funds invest. Diversified also advises the Stock Index Fund and each Strategic Allocation Fund. Diversified is an indirect, wholly-owned subsidiary of AEGON USA, Inc., a financial services holding company whose primary emphasis is life and health insurance and annuity and investment products. AEGON USA is an indirect, wholly-owned subsidiary of AEGON n.v., a Netherlands corporation which is a publicly traded international insurance group.

Diversified has selected subadvisers for each Portfolio. Diversified provides general supervision of the subadvisers and also manages the assets of each Strategic Allocation Fund, subject in each case to policies set by the Trustees. Diversified's investment management decisions are made by a committee of Diversified's personnel.

The subadvisers make the day-to-day investment decisions for the Portfolios and place the purchase and sale orders for securities transactions, subject in all cases to the general supervision of Diversified. The subadvisers are listed below; see "Subadvisers."

Diversified Investors Portfolios has obtained an exemptive order from the Securities and Exchange Commission which permits the Portfolios, under certain circumstances, to obtain the services of one or more subadvisers without investor or shareholder approval. The exemptive order also permits the terms of sub-advisory agreements to be changed and the employment of subadvisers to be continued after events that would otherwise cause an automatic termination of a sub-advisory agreement, in each case without shareholder approval if those changes or continuation are approved by the Portfolio's Board of Trustees. If a subadviser were added or changed without shareholder approval, the Prospectuses would be revised and shareholders notified. Investors in all of the Portfolios (including the applicable Funds) have approved the exemptive order.

STOCK INDEX FUND

Diversified is the investment adviser of the Stock Index Fund, providing general supervision of the Fund's investment in its underlying Portfolio, subject to policies set by the Trustees.


Barclays Global Fund Advisors is the investment adviser of the Portfolio in which the Stock Index Fund invests. Barclays Global Fund Advisors ("BGFA") was formed in October 1996 and is a direct subsidiary of Barclays Global Investors, N.A. ("BGI") (which, in turn, is an indirect subsidiary of Barclays Bank PLC). Barclays Global Fund Advisors has been a registered investment adviser since 1996. The principal business address of Barclays Global Fund Advisors is 45 Fremont Street, San Francisco, California 94105. Investment management decisions of Barclays Global Fund Advisors are made by committee and not by managers individually.


Patrick O'Connor and S. Jane Leung are primarily responsible for the day-to-day management of the underlying Portfolio in which the Stock Index Fund invests. They are each responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their team to focus on certain asset classes, implementing investment strategies, researching and reviewing investment strategies, and overseeing members of their portfolio management team with more limited responsibilities, but each portfolio manager has appropriate limitations on their authority for risk management and compliance purposes.


Mr. O'Connor is an employee of BGFA and BGI and has been one of the portfolio managers primarily responsible for the day-to-day management of the underlying Portfolio since September 1999.



Ms. Leung is an employee of BGFA and BGI and has been primarily responsible for the day-to-day management of the underlying Portfolio since September 2006. Ms. Leung has been a portfolio manager for BGFA and BGI since 2001.


                                                                     SUBADVISERS

The subadvisers described in this section are responsible for the daily management of the Portfolios underlying the Funds named below. Diversified provides general supervision of the subadvisers.

Following is a brief description of the subadvisers, including information they have provided about certain of their investment personnel. The Statement of Additional Information contains additional information about the compensation of such persons, other accounts managed by each such person, and each such person's ownership of securities of the Funds with respect to which such person has or shares management responsibility.

MONEY MARKET FUND

GE Asset Management, Incorporated ("GEAMI"). GEAMI was formed in 1988 and has been a registered investment adviser since 1988. The principal business address of GEAMI is 3001 Summer Street, P.O. Box 120031, Stamford, Connecticut 06912-0031.

HIGH QUALITY BOND FUND



Merganser Capital Management Limited Partnership ("Merganser"). Merganser was formed in 2000, as the successor to a business formed in 1984, and is owned by certain of its employees. Merganser, or its predecessor, has been a registered investment adviser since 1984. The principal business address of Merganser is 99 High Street, Boston, Massachusetts 02110.


Douglas A. Kelly and Peter S. Kaplan are responsible for the day-to-day supervision of the High Quality Bond Portfolio on behalf of Merganser. Mr. Kelly is the Chief Investment Officer, Senior Vice President and Principal of Merganser, and has been with the firm since 1986. Mr. Kaplan is a Vice President and Principal of Merganser, and has been with the firm since 1986. Mr. Kelly is the lead manager of Merganser and Mr. Kaplan is the other manager at the firm. Mr. Kelly and Mr. Kaplan work jointly with one another and neither manager has any limitations on his respective role.

INFLATION-PROTECTED SECURITIES FUND


BlackRock Financial Management, Inc. ("BlackRock") BlackRock, a Delaware corporation, is an indirect wholly-owned subsidiary of BlackRock Inc., a premier provider of global investment management and risk management products, with $1.125 trillion in assets under management as of December 31, 2006. BlackRock is a registered investment adviser organized in 1994. The principal business address of BlackRock is 40 East 52nd Street, New York, New York 10022.



Stuart Spodek and Brian Weinstein are responsible for the day-to-day supervision of the Inflation-Protected Securities Portfolio on behalf of BlackRock. Mr. Spodek is a Managing Director and portfolio manager, and is a member of the Fixed Income Portfolio Management Group. Mr. Spodek joined the firm in 1993 as an analyst in BlackRock's Portfolio Management Group and subsequently was promoted to portfolio manager. Mr. Weinstein is a Director and portfolio manager, and is a member of the Fixed Income Portfolio Management Group. Mr. Weinstein moved to his current role in the Portfolio Management Group in 2002. He joined BlackRock in 2000 as an analyst in the Portfolio Analytics Group after spending several summers with BlackRock as an intern.



Mr. Spodek's primary responsibility is managing fixed income portfolios, with a sector emphasis on global government bonds, derivative instruments, and implementing yield curve strategy across global portfolios. Mr. Weinstein's primary responsibility is the management of total return portfolios, with a sector emphasis on government/agency bonds.


TOTAL RETURN BOND FUND

Western Asset Management Company
Western Asset Management Company Limited

Western Asset Management Company ("WAMCO"). WAMCO was founded in 1971 and is a wholly-owned subsidiary of Legg Mason, Inc. The principal business address of WAMCO is 385 East Colorado Boulevard, Pasadena, California 91101.


S. Kenneth Leech, Stephen A. Walsh, Edward A. Moody, Mark S. Lindbloom, and Carl
L. Eichstaedt are responsible for the day-to-day supervision of the Total Return Bond Portfolio on behalf of WAMCO. Mr. Leech is the Chief Investment Officer of WAMCO, and has been with the firm since 1993. Mr. Walsh is a Deputy Chief Investment Officer at WAMCO, and has been with the firm since 1992. Mr. Moody is a Portfolio Manager at WAMCO and has been with the firm since 1986. Mr. Lindbloom is a Portfolio Manager at WAMCO, and has been with the firm since 2005. Prior to joining the firm, Mr. Lindbloom was a managing director of Salomon Brothers Asset Management Inc and a senior portfolio manager responsible for managing its Mortgage/Corporate Group, and was associated with Citigroup Inc. or its predecessor companies since 1986. Mr. Eichstaedt is a Portfolio Manager at WAMCO and has been with the firm since 1994.

Mr. Leech and Mr. Walsh serve as co-team leaders responsible for day-to-day strategic oversight of the Total Return Bond Portfolio's investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Total Return Bond Portfolio invests. Mr. Moody, Mr. Lindbloom, and Mr. Eichstaedt are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.


Western Asset Management Company Limited ("WAML"). WAML has managed fixed income assets since 1984, and has been a registered investment adviser since that time. WAML is a wholly-owned subsidiary of Legg Mason, Inc. The principal business address of WAML is 10 Exchange Square, Primrose Street, London, England EC2A 2EN.

WAML is responsible for providing advice regarding the management of the Total Return Bond Portfolio's foreign fixed income investments. S. Kenneth Leech and Stephen A. Walsh serve as co-team leaders responsible for the day-to-day strategic oversight of the fixed income investments of the Total Return Bond Portfolio on behalf of WAML. Mr. Leech and Mr. Walsh also serve as co-team leaders for the Total Return Bond Portfolio on behalf of WAMCO, as described above.

CORE BOND FUND


BlackRock Financial Management, Inc. ("BlackRock") BlackRock, a Delaware corporation, is an indirect wholly-owned subsidiary of BlackRock Inc., a premier provider of global investment management and risk management products, with $1.125 trillion in assets under management as of December 31, 2006. BlackRock is a registered investment adviser organized in 1994. The principal business address of BlackRock is 40 East 52nd Street, New York, New York 10022.



Scott Amero and Keith Anderson are responsible for the day-to-day supervision of the Core Bond Portfolio on behalf of BlackRock. Mr. Anderson is a Vice Chairman, the Chief Global Investment Officer for Fixed Income, and a member of BlackRock's Executive and Management Committees. Mr. Anderson is Chairman of the Investment Strategy Group at BlackRock, and has been with the firm since 1988. Mr. Amero is a Managing Director, co-head of BlackRock's fixed-income portfolio management team, a member of the Management Committee and Investment Strategy Group. Mr. Amero is also the head of global fixed income research and has been with the firm since 1990.


Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios, including the Core Bond Portfolio. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors worldwide. Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios, including the Core Bond Portfolio.

HIGH YIELD BOND FUND

Eaton Vance Management. Eaton Vance Management has been a registered investment adviser since 1990 and is a wholly owned subsidiary of Eaton Vance Corp. The principal business address of Eaton Vance Management is 255 State Street, Boston, Massachusetts 02109.


Linda Carter and Michael W. Weilheimer are responsible for the day-to-day supervision of the High Yield Bond Portfolio on behalf of Eaton Vance Management. Ms. Carter is a Vice President and portfolio manager at Eaton Vance Management and serves as the senior fixed income analyst of the High Yield Fixed Income group. Mr. Weilheimer is a Vice President and portfolio manager at Eaton Vance Management and serves as Director of the High Yield Fixed Income Group. Both Ms. Carter and Mr. Weilheimer have been with Eaton Vance Management for more than five years. Ms. Carter and Mr. Weilheimer act as co-managers for the High Yield Bond Portfolio, and they share joint and primary responsibility with respect to the High Yield Bond Portfolio.

BALANCED FUND

Goldman Sachs Asset Management, L.P.
Western Asset Management Company
Western Asset Management Company Limited


Goldman Sachs Asset Management, L.P. ("GSAM(R)"). GSAM has been registered as an investment adviser with the Securities and Exchange Commission since 1990 and is an affiliate of Goldman, Sachs & Co. The principal business address of GSAM is 32 Old Slip, New York, New York 10005.



Melissa Brown and Robert C. Jones are responsible for the day-to-day supervision of the Balanced Portfolio on behalf of GSAM. Ms. Brown is a senior portfolio manager at, and has been with the firm for over five years. Mr. Jones is the Chief Investment Officer for the Global Quantitative Equity team at GSAM, and has been with the firm for over five years. Ms. Brown and Mr. Jones have joint responsibility with respect to all aspects of the Balanced Portfolio.


Western Asset Management Company ("WAMCO"). WAMCO was founded in 1971 and is a wholly-owned subsidiary of Legg Mason, Inc. The principal business address of WAMCO is 385 East Colorado Boulevard, Pasadena, California 91101.


S. Kenneth Leech, Stephen A. Walsh, Edward A. Moody, Mark S. Lindbloom, and Carl
L. Eichstaedt are responsible for the day-to-day supervision of the Balanced Portfolio on behalf of WAMCO. Mr. Leech is the Chief Investment Officer of WAMCO, and has been with the firm since 1993. Mr. Walsh is a Deputy Chief Investment Officer at WAMCO, and has been with the firm since 1992. Mr. Moody is a Portfolio Manager at WAMCO and has been with the firm since 1986. Mr. Lindbloom is a Portfolio Manager at WAMCO, and has been with the firm since 2005. Prior to joining the firm, Mr. Lindbloom was a managing director of Salomon Brothers Asset Management Inc and a senior portfolio manager responsible for managing its Mortgage/Corporate Group, and was associated with Citigroup Inc. or its predecessor companies since 1986. Mr. Eichstaedt is a Portfolio Manager at WAMCO and has been with the firm since 1994.



Mr. Leech and Mr. Walsh serve as co-team leaders responsible for day-to-day strategic oversight of the Balanced Portfolio's investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Balanced Portfolio invests. Mr. Moody, Mr. Lindbloom, and Mr. Eichstaedt are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.


Western Asset Management Company Limited ("WAML"). WAML has managed fixed income assets since 1984, and has been a registered investment adviser since that time. WAML is a wholly-owned subsidiary of Legg Mason, Inc. The principal business address of WAML is 10 Exchange Square, Primrose Street, London, England EC2A 2EN.

WAML is responsible for providing advice regarding the management of the Balanced Portfolio's foreign fixed income investments. S. Kenneth Leech and Stephen A. Walsh serve as co-team leaders responsible for the day-to-day strategic oversight of the fixed income investments of the Balanced Portfolio on behalf of WAML. Mr. Leech and Mr. Walsh also serve as co-team leaders for the Balanced Portfolio on behalf of WAMCO, as described above.

VALUE & INCOME FUND

AllianceBernstein LP
TCW Investment Management Company

AllianceBernstein LP ("Alliance"). Alliance Capital Management is the general partner of Alliance, and Alliance Capital Management Holding L.P. and AXA Financial Inc. own approximately 30% and 50% of Alliance, respectively, as limited partners. Alliance has been a registered investment adviser since August 13, 1999. The principal business address of Alliance is 1345 Avenue of the Americas, New York, New York 10105.

In December 2003, Alliance announced that it had reached terms with the New York State Attorney General and the Staff of the Securities and Exchange Commission for the resolution of regulatory claims with respect to market timing in certain of its mutual funds. The Funds believe that none of the regulatory claims involved any activities related to the Value & Income Fund.


Marilyn G. Fedak, John P. Mahedy, John D. Phillips, Jr., and Christopher Marx are the four individuals who have the most significant responsibility for the day-to-day supervision of the Value & Income Portfolio on behalf of Alliance. Ms. Fedak is the Co-Chief Investment Officer -- US Value Equities and Chairman of the US Value Investment Policy Group, and has been with the firm since 1984. Mr. Mahedy is the Co-Chief Investment Officer -- US Value Equities and Director of Research for the US Value Equities, and has been with the firm since 1995. Mr. Phillips is a Senior Portfolio Manager, and has been with the firm since 1994. Mr. Marx is a Senior Portfolio Manager, and has been with the firm since 1997. Ms. Fedak, Mr. Mahedy, Mr. Phillips, and Mr. Marx are members of Alliance's US Value Investment Policy Group, which manages a portion of the Value & Income Portfolio. Ms. Fedak is the lead member of the team; however, no one member has primary responsibility for making investment decisions.


TCW Investment Management Company ("TCW"). TCW was formed in 1987 and has been a registered investment advisor since 1987. TCW is an indirect subsidiary of The TCW Group, Inc. which is, in turn, an indirect subsidiary of Societe Generale, S.A. The principal business address of TCW is 865 South Figueroa Street, Los Angeles, California 90014.

Diane E. Jaffee, the Group Managing Director of TCW since 2001, is responsible for the day-to-day supervision and management of the Value & Income Portfolio. Prior to joining TCW, Ms. Jaffee was an investment officer at SG Cowen Asset Management, Inc.

VALUE FUND


Hotchkis and Wiley Capital Management, LLC ("Hotchkis"). Hotchkis was formed in 1980 and is independently owned. Its principal business address is 725 South Figueroa Street, 39th Floor, Los Angeles, California 90017-5439.



Patricia McKenna, Sheldon Lieberman, George Davis, Stan Majcher and David Green are the five individuals who have the most significant responsibility for the day-to-day supervision of the Value Portfolio on behalf of Hotchkis. Mr. Davis is a Principal, Portfolio Manager and the Chief Executive Officer, and has been with the firm since 1988. Ms. McKenna is a Principal and Portfolio Manager, and has been with the firm since 1995. Mr. Lieberman is a Principal and Portfolio Manager, and has been with the firm since 1994. Mr. Majcher is a Principal and Portfolio Manager, and has been with the firm since 1996. Mr. Green is a Principal and Portfolio Manager and has been with the firm since 1997.



All members of the Hotchkis team participate in the investment decision process during the group meetings during which the team decides the stock/weight selection for the target portfolio. They have authority to direct trading activity of the Value Portfolio. Mr. Majcher and Mr. Green are jointly responsible for the day-to-day management of the Value Portfolio's cash flows, which includes directing the Portfolio's purchases and sales to ensure that the Portfolio's holdings remain reflective of the "target portfolio."


GROWTH & INCOME FUND

Ark Asset Management Co., Inc.
Aronson+Johnson+Ortiz, LP
Goldman Sachs Asset Management, L.P.


Ark Asset Management Co., Inc ("Ark"). Ark has been a registered investment adviser since July 10, 1989. Ark was formed in July 1989 and is owned by Ark Asset Holdings, Inc. Ark Asset Holdings, Inc. is owned by certain Ark employees. The principal business address of Ark is 125 Broad Street, 13th Floor, New York, New York 10004.

Joel Kurth and Nancy Peretz are responsible for the day-to-day supervision of the Growth & Income Portfolio on behalf of Ark. Mr. Kurth is a Managing Director at Ark, and has been with the firm since 1998. Ms. Peretz is a Managing Director at Ark, and has been with the firm since 2000.


Mr. Kurth is the lead member of the portfolio management team in Ark's Large Cap Growth Group, which is responsible for the Growth & Income Portfolio. Generally, Mr. Kurth makes the buy and sell decisions, while the other team members contribute ideas and analysis for securities in their specific industry sectors/groups. Mr. Kurth also is the research analyst for the Financial and Energy sectors of the Portfolio. Lastly, Mr. Kurth is responsible for the overall portfolio construction for Ark's Large Cap Growth Group. Ms. Peretz is a lead member of the portfolio management team and makes all portfolio management decisions when Mr. Kurth is absent. Ms. Peretz is also a research analyst analyzing stocks in the Consumer Staples sector and interest companies in the Consumer Discretionary sector for the Large Cap Growth product. She contributes buy and sell recommendations to the Portfolio in this capacity.



Aronson+Johnson+Ortiz, LP ("AJO"). AJO was founded in 1984 and became a registered investment adviser on December 11, 1984. AJO is owned and operated by nine principals, with experience in portfolio management, security analysis, trading, consulting, public accounting and econometrics. The principal business address of AJO is 230 S. Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102.



Theodore A. Aronson, Kevin M. Johnson, Martha E. Ortiz, Stefani Cranston, Gina Marie N. Moore, and R. Brian Wenzinger are responsible for the day-to-day supervision of the Growth & Income Portfolio on behalf of AJO. Mr. Aronson is the Managing Principal of AJO, and has been with the firm since 1984. Mr. Johnson is a Principal of AJO, and has been with the firm since 1993. Ms. Ortiz is a Principal of AJO, and has been with the firm since 1987. Ms. Cranston is a Principal of AJO, and has been with the firm since 1991. Ms. Moore is a Principal of AJO, and has been with the firm since 1998. Mr. Wenzinger is a Principal of AJO, and has been with the firm since 2000. Each member of the AJO team has joint responsibility for the Growth & Income Portfolio. There is no lead member of the AJO team.



Goldman Sachs Asset Management, L.P. ("GSAM"). GSAM has been registered as an investment adviser with the Securities and Exchange Commission since 1990 and is an affiliate of Goldman, Sachs & Co. The principal business address of GSAM is 32 Old Slip, New York, New York 10005.



Melissa Brown and Robert C. Jones are responsible for the day-to-day supervision of the Growth & Income Portfolio on behalf of GSAM. Ms. Brown is a Managing Director and a senior portfolio manager at GSAM, and has been with the firm for over five years. Mr. Jones is the Chief Investment Officer for the Global Quantitative Equity team at GSAM, and has been with the firm for over five years. Ms. Brown and Mr. Jones have joint responsibility with respect to all aspects of the Growth & Income Portfolio.


EQUITY GROWTH FUND

Ark Asset Management Co., Inc.
Marsico Capital Management, LLC


Ark Asset Management Co., Inc. ("Ark"). Ark has been a registered investment adviser since July 10, 1989. Ark was formed in July 1989 and is owned by Ark Asset Holdings, Inc. Ark Asset Holdings, Inc. is owned by certain Ark employees. The principal business address of Ark is 125 Broad Street, 13th Floor, New York, New York, 10004.


Joel Kurth and Nancy Peretz are responsible for the day-to-day supervision of the Equity Growth Portfolio on behalf of Ark. Mr. Kurth is a Managing Director at Ark, and has been with the firm since 1998. Ms. Peretz is a Managing Director at Ark, and has been with the firm since 2000.


Mr. Kurth is the lead member of the portfolio management team in Ark's Large Cap Growth Group, which is responsible for the Equity Growth Portfolio. Generally, Mr. Kurth makes the buy and sell decisions, while the other team members contribute ideas and analysis for securities in their specific industry sectors/groups. Mr. Kurth also is the research analyst for the Financial and Energy sector of the Portfolio. Lastly, Mr. Kurth is responsible for the overall portfolio construction for Ark's Large Cap

Growth Group. Ms. Peretz is as a lead member of the portfolio management team and makes all portfolio management decisions when Mr. Kurth is absent. Ms. Peretz is also a research analyst analyzing stocks in the Consumer Staples sector and interest companies in the Consumer Discretionary sector for the Large Cap Growth product. She contributes buy and sell recommendations to the Portfolio in this capacity.


Marsico Capital Management, LLC. Marsico was organized in September 1997 as a registered investment adviser. Marsico is an indirect wholly-owned subsidiary of Bank of America Corporation. The principal business address of Marsico is 1200 17th Street, Suite 1300, Denver, Colorado 80202.

Thomas F. Marsico, the Chief Investment Officer of Marsico since 1997, is responsible for the day-to-day management of the Equity Growth Portfolio. Mr. Marsico has over 20 years experience as a securities analyst and a portfolio manager.

MID-CAP VALUE FUND

Cramer, Rosenthal, McGlynn, LLC
LSV Asset Management
RiverSource Investments, LLC


Cramer, Rosenthal, McGlynn, LLC ("CRM"). CRM was founded in 1973 as an independent investment counselor. CRM has been a registered investment adviser since June 13, 1983. The principal business address of CRM is 520 Madison Avenue, New York, New York 10022.



The CRM Small/Mid-Cap Value team is led by Jay B. Abramson, Carl D. Brown, Brendan J. Hartman, and Robert L. Rewey, III who are responsible for the day-to-day supervision of the Mid-Cap Value Portfolio on behalf of CRM. Mr. Abramson is the President and Chief Investment Officer of CRM, and has been with the firm since 1985. Mr. Brown is a Senior Vice President, and has been with the firm since 1999. At CRM, Mr. Brown is a portfolio manager and senior research analyst in the investment group. Mr. Hartman is a Senior Vice President, and has been with the firm since 2001. Mr. Hartman is responsible for portfolio management and research in CRM's investment group. Mr. Rewey is a Senior Vice President at CRM, and has been with the firm since 2003. Prior to joining the firm, Mr. Rewey was a portfolio manager and senior research analyst at Sloate, Weisman, Murray & Co., Inc. from 1995 - 2003. All have joint responsibility with respect to the Mid-Cap Value Portfolio. Each has the authority to make final decisions to buy and sell securities for the Mid-Cap Value Portfolio. There are sixteen other analysts who contribute to the security selection process.



LSV Asset Management ("LSV"). LSV was formed in 1994 and is owned by fifteen equity partners, all of whom are actively involved in the business. The principal business address of LSV is One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.



Josef Lakonishok, Robert Vishny, Menno Vermeulen, CFA and Puneet Mansharamani, CFA are responsible for the day-to-day supervision of the Mid-Cap Value Portfolio on behalf of LSV. Mr. Lakonishok is the Chief Executive Officer, Chief Investment Officer, Partner, and a Portfolio Manager of LSV, and has been at the firm since 1994. Mr. Vishny is a Partner and a Portfolio Manager at LSV, and has been at the firm since 1994. Mr. Vermeulen is a Portfolio Manager and Senior Quantitative Analyst at LSV, and has been at the firm since 1995. Mr. Mansharamani is a Portfolio Manager at LSV and has been at the firm since 2000.


LSV's portfolio decision making process is strictly quantitative and driven by
(i) a proprietary model which ranks securities based on fundamental measures of value and indicators of near-term appreciation potential, and (ii) a risk control process that controls for residual benchmark risk while maximizing the expected returns of the portfolio. There is no subjective modification applied to the results of the process and refinements to the model are made as suggested by advances in LSV's research. All investment decisions are made according to the quantitative model and implemented by the team of Messrs. Lakonishok, Vishny, Vermeulen and Mansharamani. There is no lead member of the LSV team.

RiverSource Investments, LLC ("RiverSource"). RiverSource has been a registered investment adviser since December, 1985, and is a wholly-owned subsidiary of Ameriprise Financial, Inc. The principal business address of RiverSource is 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474.



Warren Spitz, Steven Schroll, Laton Spahr, and Paul Stocking are responsible for the day-to-day supervision of the Mid-Cap Value Portfolio on behalf of RiverSource. Mr. Spitz has been a Senior Portfolio Manager with the firm since 2000. Mr. Schroll is a Portfolio Manager with RiverSource and has been with the firm since 1998. Mr. Spahr, Portfolio Manager, has been with the firm since 2001. Mr. Stocking, Associate Portfolio Manager, joined RiverSource in 1995 as a Senior Equity Analyst.


MID-CAP GROWTH FUND

Columbus Circle Investors ("CCI"). CCI, a Delaware general partnership, was established in 1975 as in-house managers for Gulf & Western Industries (now part of Viacom, Inc.) and has been a registered investment adviser since 1994. The principal business address of CCI is One Station Place, Stamford, Connecticut 06902.

Clifford Fox and Michael Iacono are responsible for the day-to-day supervision of the Mid-Cap Growth Portfolio on behalf of Columbus Circle. Mr. Fox is a Senior Managing Director of CCI, and has been at the firm since 1992. Mr. Iacono is a Managing Director of CCI, and has been with the firm since 2000. Mr. Fox is the lead portfolio manager and Mr. Iacono is the co-portfolio manager with respect to the Mid-Cap Growth Portfolio. Research analysts and portfolio managers at CCI work together as a team to generate ideas for the Mid-Cap Growth Portfolio. Final decisions for all portfolio transactions are made by Mr. Fox.

SMALL-CAP VALUE FUND

EARNEST Partners, LLC
Mesirow Financial Management, Inc.


EARNEST Partners, LLC ("EARNEST"). EARNEST was formed in 1997 and is wholly owned by its employees. EARNEST has been a registered investment adviser since 1999. The principal business address of EARNEST is 1180 Peachtree Street, Suite 2300, Atlanta, Georgia 30309.


Paul E. Viera, Jr., the Chief Executive Officer of EARNEST, is responsible for the day-to-day management of the Small-Cap Value Portfolio on behalf of EARNEST. Mr. Viera has been with EARNEST since its inception in 1997.


Mesirow Financial Management, Inc. ("Mesirow Financial") Mesirow Financial was established in 1974, and is a majority employee-owned indirect subsidiary of Mesirow Financial Holdings, Inc., a diversified financial services firm. The principal business address of Mesirow Financial is 350 N. Clark Street, Chicago, Illinois 60610.



Michael A. Crowe and Rosa Welton are responsible for the day-to-day supervision of the Small-Cap Value Portfolio on behalf of Mesirow Financial. Mr. Crowe is a Senior Managing Director with the firm since 2003. Previously, Mr. Crowe was a Managing Director for Lunn Partners, where he directed the firm's discretionary money management subsidiary. Ms. Welton is a Senior Vice President with the firm since 2003. Prior to joining Mesirow Financial, Ms. Welton was an Investment Analyst at Deloitte & Touche Investment Advisors.


SPECIAL EQUITY FUND

EARNEST Partners, LLC
INVESCO Institutional (N.A.), Inc.
Mazama Capital Management, Inc.
RS Investment Management Co. LLC

Wellington Management Company, LLP

EARNEST Partners, LLC ("EARNEST"). EARNEST was formed in 1997 and is wholly owned by its employees. EARNEST has been a registered investment adviser since 1999. The principal business address of EARNEST is 1180 Peachtree Street, Suite 2300, Atlanta, Georgia 30309.


Paul E. Viera, Jr., the Chief Executive Officer of EARNEST, is responsible for the day-to-day management of the Special Equity Portfolio on behalf of EARNEST. Mr. Viera has been with EARNEST since its inception in 1997.


INVESCO Institutional (N.A.), Inc. ("INVESCO"). INVESCO was formed in 1971 and has been a registered investment adviser since 1988. INVESCO is indirectly wholly owned by AMVESCAP PLC. The principal business address of INVESCO is One Middletown Plaza, 1360 Peachtree Street, N.E., Suite 100, Atlanta, Georgia 30309.


Jeremy Lefkowitz, Dan Kostyk, Glen Murphy, Anthony Munchak, and Francis Orlando are the five individuals who have the most significant responsibility for the day-to-day supervision of the Special Equity Portfolio on behalf of INVESCO. Mr. Lefkowitz is the Head of Portfolio Management at INVESCO, and has been with the firm since 1983. Mr. Kostyk is a Portfolio Manager at INVESCO, and has been with the firm since 1996. Mr. Murphy is a Portfolio Manager at INVESCO, and has been with the firm since 1996. Mr. Munchak is a Portfolio Manager at INVESCO, and has been with the firm since 2000. Mr. Orlando is a Portfolio Manager, and has been with the firm since 1988.

Mr. Lefkowitz is the lead member of the team and oversees the activities of the other Portfolio Managers. The Special Equity Portfolio is managed using a team approach. Any trade involves at least two members of the team. Each member of the team has the same responsibilities with the exception of Mr. Lefkowitz, who has an oversight and review role.


Mazama Capital Management, Inc. ("Mazama"). Mazama was founded and became a registered investment adviser in 1997. Mazama's principal address is One Southwest Columbia Street, Portland, Oregon 97258.


Ronald A. Sauer, Stephen C. Brink, Gretchen Novak, Timothy P. Butler and Michael
D. Clulow are the five individuals who have the most significant responsibility for the day-to-day supervision of the Special Equity Portfolio on behalf of Mazama.


Mr. Sauer serves as Mazama's Chief Executive Officer, Chief Investment Officer and Senior Portfolio Manager, and has been with the firm since its inception. Mr. Sauer has overall responsibility for the management of the Mazama investment team. Mr. Brink is Senior Vice President, Portfolio Manager and Director of Research at Mazama, and has also been with the firm since its inception. Ms. Novak serves as Associate Portfolio Manager and Sector Portfolio Manager. She joined Mazama in 1999. Mr. Butler serves as a Sector Portfolio Manager, and has been with the firm since 2002. Prior to joining the firm, Mr. Butler worked for Pacific Crest Securities as a senior research analyst since 1999. Mr. Clulow also serves as a Sector Portfolio Manager, and has been with the firm since 2002. Prior to joining the firm, Mr. Clulow worked for UBS Warburg as a senior analyst since 2000.


Mazama's Investment Team consists of two primary Portfolio Managers, four Sector Portfolio Managers and four Research Analysts, each of whom conducts research and plays an active role in portfolio decision making for the Portfolio. The primary Portfolio Managers oversee investment decision making across all industry groups and sectors, while each Sector Portfolio Manager is responsible for one or more of the five primary sectors in the portfolio (Technology, Financial Services, Consumer Discretionary, Healthcare and Producer Durables). The additional Research Analysts support the primary Portfolio Managers and Sector Portfolio Managers in identifying investments for the Fund(s). Each member of the Investment Team utilizes the firm's proprietary Price Performance Model to evaluate investments as part of the day-to-day management of the Portfolio.


RS Investment Management, Co. LLC ("RS"). RS is a Delaware limited liability company, and it or its investment advisory affiliates have been managing mutual fund investments since 1987. Guardian Investor

Services LLC owns a majority of the outstanding interests in RS. The principal business address of RS is 388 Market Street, Suite 1700, San Francisco, California 94111.


William Wolfenden, Portfolio Manager, has been responsible for the day-to-day supervision and management of the Special Equity Portfolio on behalf of RS since 2001. Prior to joining RS, Mr. Wolfenden was a portfolio manager and analyst at Dresdner RCM Global Investors from 1994 - 2001.

Wellington Management Company, LLP ("Wellington Management"). Wellington Management and its predecessor organizations have provided investment advisory services since 1928. Wellington Management has been a registered investment adviser since October 1979. The principal business address of Wellington Management is 75 State Street, Boston, Massachusetts 02109.

The following individuals are responsible for the day-to-day supervision of the Special Equity Portfolio on behalf of Wellington Management:


Stephen T. O'Brien is a Senior Vice President and an Equity Portfolio Manager at Wellington Management, and has been with the firm since 1983. Mr. O'Brien has served as Portfolio Manager of the Portfolio since 2002. Timothy J. McCormack, CFA, is a Vice President and an Equity Portfolio Manager at Wellington Management, and has been with the firm since 2000. Mr. McCormack has been involved in portfolio management and securities analysis for the Portfolio since 2002. Shaun F. Pedersen is a Vice President and an Equity Portfolio Manager at Wellington Management, and has been with the firm since 2004. Mr. Pedersen has been involved in portfolio management and securities analysis for the Portfolio since 2004. Prior to joining Wellington Management, Mr. Pedersen was an investment professional at Thomas Weisel Asset Management (2001 - 2004).


SMALL-CAP GROWTH FUND


Perimeter Capital Partners LLC ("Perimeter"). Perimeter, a registered investment adviser, was founded in 2006. The principal business address of Perimeter is 5 Concourse Parkway, Suite 2725, Atlanta, Georgia 30328.


Mark D. Garfinkel, CFA, is responsible for the day-to-day supervision of the Small-Cap Growth Portfolio on behalf of Perimeter. Mr. Garfinkel has served as Principal and Small Cap Growth Portfolio Manager at Perimeter since the founding of the firm in 2006. Prior to joining Perimeter, Mr. Garfinkel served as a Managing Director of Trusco Capital Management, Inc. since 1994.

AGGRESSIVE EQUITY FUND


Turner Investment Partners, Inc. ("Turner") Turner was founded in 1990 and has been a registered investment adviser since 1990. The principal business address of Turner is 1205 Westlake Drive, Berwyn, Pennsylvania 19312.



Robert E. Turner, Mark D. Turner and Robb J. Parlanti are responsible for the day-to-day supervision of the Aggressive Equity Portfolio on behalf of Turner. Robert E. Turner is the Chairman and Chief Executive Officer of Turner, and has been with the firm since 1990. Mark D. Turner is the President, Senior Portfolio Manager, and Security Analyst for Turner, and has been with the firm since 1990. Robb J. Parlanti is a Senior Portfolio Manager, and Security Analyst for Turner, and has been with the firm since 1993.



Robert E. Turner is the lead manager of the Turner team, and Mark D. Turner and Robb J. Parlanti are co-managers. Each member of the Turner team has responsibility for the analysis of and purchase/sale recommendations for stocks within a specific market sector. Most team members have additional responsibility as lead or back-up managers for Turner's equity products. Investment decisions are reviewed jointly by portfolio managers and sector analysts. However, the lead portfolio manager has final decision-making authority.

INTERNATIONAL EQUITY FUND

LSV Asset Management
Wellington Management Company, LLP


LSV Asset Management ("LSV"). LSV was formed in 1994 and is owned by fifteen equity partners, all of whom are actively involved in the business. The principal business address of LSV is One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.



Josef Lakonishok, Robert Vishny, Menno Vermeulen, CFA, and Puneet Mansharamani, CFA, are responsible for the day-to-day supervision of the International Equity Portfolio on behalf of LSV. Mr. Lakonishok is the Chief Executive Officer, Chief Investment Officer, Partner, and a Portfolio Manager of LSV, and has been at the firm since 1994. Mr. Vishny is a Partner and a Portfolio Manager at LSV, and has been at the firm since 1994. Mr. Vermeulen is a Portfolio Manager and Senior Quantitative Analyst at LSV, and has been at the firm since 1995. Mr. Mansharamani is a Portfolio Manager at LSV and has been at the firm since 2000.


LSV's portfolio decision making process is strictly quantitative and driven by
(i) a proprietary model which ranks securities based on fundamental measures of value and indicators of near-term appreciation potential, and (ii) a risk control process that controls for residual benchmark risk while maximizing the expected returns of the portfolio. There is no subjective modification applied to the results of the process and refinements to the model are made as suggested by advances in LSV's research. All investment decisions are made according to the quantitative model and implemented by the team of Messrs. Lakonishok, Vishny, Vermeulen and Mansharamani. There is no lead member of the LSV team.


Wellington Management Company, LLP ("Wellington Management"). Wellington Management and its predecessor organizations have provided investment advisory services since 1928. Wellington Management has been a registered investment adviser since October 1979. The principal business address of Wellington Management is 75 State Street, Boston, Massachusetts 02109.


The following individuals are responsible for the day-to-day supervision of the International Equity Portfolio on behalf of Wellington Management.


Andrew J. Offit is a Senior Vice President and an Equity Portfolio Manager of Wellington Management, and has been at the firm since 1997. Mr. Offit has served as portfolio manager for the International Equity Portfolio since 2004. Jean-Marc Berteaux is a Senior Vice President and an Equity Portfolio Manager of Wellington Management, and has been at the firm since 2001. Mr. Berteaux has been involved in portfolio management and securities analysis for the Portfolio since 2004. Matthew D. Hudson, CFA, is a Vice President and an Equity Portfolio Manager of Wellington Management, and has been with the firm since 2005. Mr. Hudson has been involved in portfolio management and securities analysis for the Portfolio since 2006. Prior to joining Wellington Management, Mr. Hudson was a Portfolio Manager and Analyst at American Century Investment Management
(2000 - 2005).

                                                                   ADVISORY FEES

For the fiscal year ended December 31, 2006, the Fund paid Diversified and the subadvisers aggregate advisory fees (after waivers) equal to that percentage of each Fund's average daily net assets set forth in the table below. A discussion regarding the basis of the Board of Trustees' approval of the continuance of the advisory and subadvisory agreements of Diversified and the subadvisers is available in the Funds' annual report to shareholders for the fiscal year ended December 31, 2006, and semi-annual report to shareholders for the six-month period ended June 30, 2006.


    --------------------------------------------------------------------------------
     Money Market Fund                                                 0.25%
    --------------------------------------------------------------------------------
     High Quality Bond Fund                                            0.35%
    --------------------------------------------------------------------------------
     Inflation-Protected Securities Fund                               0.34%
    --------------------------------------------------------------------------------
     Core Bond Fund                                                    0.35%
    --------------------------------------------------------------------------------
     Total Return Bond Fund                                            0.25%
    --------------------------------------------------------------------------------
     High Yield Bond Fund                                              0.55%
    --------------------------------------------------------------------------------
     Balanced Fund                                                     0.42%
    --------------------------------------------------------------------------------
     Value & Income Fund                                               0.45%
    --------------------------------------------------------------------------------
     Value Fund                                                        0.34%
    --------------------------------------------------------------------------------
     Stock Index Fund                                                  0.37%
    --------------------------------------------------------------------------------
     Growth & Income Fund                                              0.60%
    --------------------------------------------------------------------------------
     Equity Growth Fund                                                0.62%
    --------------------------------------------------------------------------------
     Aggressive Equity Fund                                            0.76%
    --------------------------------------------------------------------------------
     Mid-Cap Value Fund                                                0.66%
    --------------------------------------------------------------------------------
     Mid-Cap Growth Fund                                            0.72%(1)
    --------------------------------------------------------------------------------
     Small-Cap Value Fund                                              0.80%
    --------------------------------------------------------------------------------
     Special Equity Fund                                               0.80%
    --------------------------------------------------------------------------------
     Small-Cap Growth Fund                                             0.73%
    --------------------------------------------------------------------------------
     International Equity Fund                                      0.75%(1)
    --------------------------------------------------------------------------------
     Short Horizon Strategic Allocation Fund                           0.13%*
    --------------------------------------------------------------------------------
     Short/Intermediate Horizon Strategic Allocation Fund              0.13%*
    --------------------------------------------------------------------------------
     Intermediate Horizon Strategic Allocation Fund                    0.13%*
    --------------------------------------------------------------------------------
     Intermediate/Long Horizon Strategic Allocation Fund               0.13%*
    --------------------------------------------------------------------------------
     Long Horizon Strategic Allocation Fund                            0.13%*
    --------------------------------------------------------------------------------


   (1) Amount waived was less than 0.005%.

    * In addition, this Fund bears its pro rata share of the advisory fees of the underlying Funds in which it invests.

MORE ABOUT THE FUNDS

Each Fund's goal and principal investment strategies, and the main risks of investing in the Funds, are summarized at the beginning of this prospectus. More information on investment strategies, investments and risks appears in this section. Except as noted below, each Fund's goal and strategies may be changed without shareholder approval. There can, of course, be no assurance that any Fund will achieve its investment goal.

Please note that each Fund may also use strategies and invest in securities that are described in the Statement of Additional Information. However, a Fund might not use all of the strategies and investment techniques described below or in the Statement of Additional Information at any particular time.

Each Fund (other than the Stock Index Fund) is actively managed, and the portfolio managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading securities may produce capital gains, which are taxable when distributed to investors with non-tax-sheltered accounts. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells securities.

Each Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, political or other conditions. When doing so, the Fund may invest without limit in high quality money market and other short-term instruments, and may not be pursuing its investment goal. These investments may result in a lower yield than would be available from investments with a lower quality or longer term.

                                                               MONEY MARKET FUND

This Fund invests primarily in high quality, short-term money market instruments. The Fund may invest more than 25% of its total assets in obligations of U.S. banks.

The Fund is subject to SEC industry regulations applicable to money market funds. These regulations require that the Fund's investments mature or be deemed to mature within 397 days from the date of acquisition, that the average maturity of the Fund's investments (on a dollar-weighted basis) be ninety days or less, and that all of the Fund's investments be in U.S. dollar-denominated high quality securities which have been determined by the Fund to present minimal credit risks. Investments in high quality, short-term instruments may, in many circumstances, result in a lower yield than would be available from investments in instruments with a lower quality or a longer term.

What are Money Market Instruments?

A MONEY MARKET INSTRUMENT is a short-term IOU issued by banks or other corporations, the U.S. or a foreign government or state or local governments. Money market instruments have maturity dates of 13 months or less. Money market instruments may include CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES, VARIABLE RATE DEMAND NOTES (where the interest rate is reset periodically and the holder may demand payment from the issuer at any time), FIXED-TERM OBLIGATIONS, COMMERCIAL PAPER (short term unsecured debt of corporations), ASSET-BACKED SECURITIES (which are backed by pools of accounts receivable such as car installment loans or credit card receivables) and REPURCHASE AGREEMENTS. In a repurchase agreement, the seller sells a security and agrees to buy it back at a later date (usually within seven days) and at a higher price, which reflects an agreed upon interest rate.

The Fund does not maintain a stable net asset value of $1.00 per share and does not declare dividends on a daily basis (many money market funds do). Investment income that has not yet been declared as a dividend, or a default on a portfolio security, may cause the Fund's net asset value to fluctuate.

If the Fund concentrates in bank obligations, the Fund will be particularly sensitive to adverse events affecting U.S. banks. Banks are sensitive to changes in money market and general economic conditions, as well as decisions by regulators that can affect banks' profitability.

Management of the Fund reflects the goal of maximizing yield, subject to the portfolio manager's outlook for short-term interest rates and anticipated liquidity needs. The Fund is constructed from an approved list of money market issues that have passed and maintain rigorous credit quality standards. Securities are sold when the Fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Fund's goal. In general, the portfolio managers attempt to temper income volatility in the Fund by investing significant portions of the Portfolio in securities with maturities of thirty to forty-five days.

                                                                      BOND FUNDS

What is a Bond?

A BOND, which is also called a DEBT SECURITY or DEBT OBLIGATION, is like a loan. The issuer of the bond, which could be the U.S. government, a corporation, or a city or state, borrows money from investors and agrees to pay back the loan amount (the PRINCIPAL) on a certain date (the MATURITY DATE). Usually, the issuer also agrees to pay interest on certain dates during the period of the loan. Some bonds, such as ZERO COUPON BONDS, do not pay interest, but instead pay back more at maturity than the original loan. Most bonds pay a fixed rate of interest (or income), but some bonds' interest rates may change based on market or other factors.

The HIGH QUALITY BOND FUND invests primarily in high quality debt securities with short and intermediate maturities, such as corporate bonds and notes, mortgage-backed and asset-backed securities, U.S. Treasury and government agency obligations, securities of foreign issuers (such as Yankee bonds) and repurchase agreements. Under normal circumstances the Fund invests at least 80% of its net assets in high quality bonds and related investments.

The dollar-weighted average effective maturity of the Fund generally does not exceed three years under normal circumstances. Individual securities held by the Fund may have longer maturities. Short-term debt securities generally fluctuate less in price, and have lower yields, than longer-term securities of comparable quality. The Fund's duration generally is between one and three years. Duration is a way of measuring the Fund's overall sensitivity to interest rate fluctuations. The net asset value of a fund with a shorter duration will generally fluctuate less in response to interest rate changes than that of a fund with a longer duration.

The Fund considers securities rated BBB or better by Standard & Poor's or Fitch or Baa or better by Moody's (and securities that the Fund's advisers believe are of comparable quality) to be high quality. Ratings are described in the Statement of Additional Information. Investments in higher quality instruments may result in a lower yield than would be available from investments in lower quality instruments.


The portfolio managers of the HIGH QUALITY BOND FUND use a "bottom-up" analysis, focusing on the relative value of individual securities. They also analyze the yield curve under multiple market conditions in making maturity and duration decisions for portfolio securities. The managers of the Fund then attempt to select securities that will enable the Fund to maintain a stable share price and at the same time to achieve a high level of income. The managers use the same bottom-up approach when deciding which securities to sell. Securities are sold when the Fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Fund's goal.


What are U.S. Government Obligations?

U.S. GOVERNMENT OBLIGATIONS, including U.S. government bonds, are securities that are issued or guaranteed as to principal and interest by the U.S. government or one of its agencies or instrumentalities. Some obligations of U.S. government agencies and instrumentalities are supported by the "full faith and credit" of the United States, others by the right of the issuer to borrow from the U.S. Treasury, and others only by the credit of the agency or instrumentality. U.S. government obligations generally have less credit risk than other debt obligations.

The INFLATION-PROTECTED SECURITIES FUND invests primarily in inflation-protected securities issued by the U.S. Government, its agencies and instrumentalities. The Fund also invests in inflation-protected securities of U.S. corporations, foreign governments, and other foreign issuers. Under normal circumstances the Fund invests at least 80% of its net assets in inflation-protected securities and related investments.

What are Inflation-Protected Securities?

Inflation-protected securities are fixed income securities that are structured to provide protection against inflation. Like conventional fixed income securities, inflation-protected securities generally pay interest at fixed intervals and return the principal at maturity. Unlike a conventional fixed-income security, an inflation-protected security's principal or interest is adjusted periodically to reflect changes in a specified inflation index. For example, the U.S. Treasury uses the Consumer Price Index for All Urban Consumers as the inflation index for Treasury inflation-protected securities. Inflation-protected securities are designed to preserve purchasing power over the life of the security while paying a "real" rate of interest (i.e., a return over and above the inflation rate).

The Fund may also invest in securities that pay nominal rates of interest (i.e., that are not inflation-protected), including U.S. Treasury and agency securities, corporate bonds, asset-backed securities, mortgage-backed securities, floating rate securities, high quality, short-term obligations, and repurchase agreements. The Fund may invest in securities that are denominated in U.S. dollars and in foreign currencies.

The Fund invests primarily in investment-grade securities, but may also invest in lower quality securities. The Fund may not invest more than 10% of its net assets in below investment-grade securities. Investment grade debt securities carry a rating of at least BBB from Standard & Poor's or Fitch or Baa from Moody's or are of comparable quality as determined by the Fund's advisers.

The portfolio managers of the INFLATION-PROTECTED SECURITIES FUND use both "top down" and "bottom up" analysis to determine security and duration positions for the Fund. These factors are jointly determined and are interdependent. Security sales decisions are driven by the same criteria as purchase decisions.

What are Mortgage-Backed Securities?


Home mortgage loans are typically grouped together into "POOLS" by banks and other lending institutions. Interests in these pools (called MORTGAGE-BACKED SECURITIES) are then sold to investors, allowing the bank or other lending institution to have more money available to loan. When homeowners make interest and principal payments, these payments are passed on to the investors in the pool. Most of these pools are guaranteed by U.S. government agencies or by government sponsored private corporations -- interests in the pools are then referred to as "GINNIE MAES," "FANNIE MAES" and "FREDDIE MACS." Mortgage-backed securities include COLLATERALIZED MORTGAGE OBLIGATIONS, or CMOs. Investors should note that Ginnie Maes, Fannie Maes and Freddie Macs are neither guaranteed nor insured by the U.S. government.



The CORE BOND FUND and the TOTAL RETURN BOND FUND invest primarily in investment grade debt securities and U.S. government obligations (including mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities). Under normal circumstances the Funds invest at least 80% of their net assets in bonds and related investments.


The Funds may also invest in U.S. Treasury and agency securities, municipal bonds, corporate bonds, asset-backed securities (including collateralized loan obligations (CLOs), collateralized bond obligations (CBOs) and collateralized debt obligations (CDOs)), high quality, short-term obligations and repurchase agreements, and in securities of foreign issuers. The Funds may invest in securities that are denominated in U.S. dollars and in foreign currencies. Additionally, the Funds may use derivatives, such as options, futures, swaps, and foreign currency exchange contracts.

Investment grade debt securities carry a rating of at least BBB from Standard & Poor's or Fitch or Baa from Moody's or are of comparable quality as determined by the Funds' advisers.

Each Fund's duration generally is between three and ten years, and each Fund's dollar-weighted average effective maturity generally is between five and fifteen years (and, in the case of the Core Bond Fund, does not exceed thirty years) under normal circumstances. While longer-term securities tend to have higher yields than short-term securities, they are subject to greater price fluctuations as a result of interest rate changes and other factors.

The portfolio managers use both "top down" and "bottom up" analysis to determine sector, security and duration positions for the Funds. These three factors are jointly determined and are interdependent. The overall position in the corporate sector, for example, is established in conjunction with assessments of relative value for specific corporate securities. Extensive bottom up analysis using a variety of valuation tools is conducted for sector allocation and security selection. Duration policy is primarily a result of sector allocations and expected long-term interest rate trends (rather than short-term interest rate forecasting). Yield curve positioning is also a key aspect of duration management. Security sales decisions are driven by the same criteria as purchase decisions.

The HIGH YIELD BOND FUND invests primarily in high-yielding, income producing debt securities, such as debentures and notes, and in convertible and non-convertible preferred stocks. Under normal circumstances the Fund invests at least 80% of its net assets in high-yield bonds and related investments.

High-yield securities usually are lower-rated debt securities, commonly referred to as "junk bonds." Lower-rated debt securities offer yields that fluctuate over time but that generally are superior to the yields offered by higher-rated securities. However, these securities also involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-rated securities. The Fund considers securities rated BB or lower by Standard & Poor's or Fitch or Ba or lower by Moody's (and comparable unrated securities) to be high-yield securities. See the Statement of Additional Information for more information on ratings.

Lower quality securities tend to be issued by companies that are less secure financially. In addition, in the event these companies have financial difficulty, banks or other senior lenders often have priority in being repaid. As a result, when selecting investments, the Fund's advisers rely on fundamental research to try to identify companies with adequate cash flows, attractive valuations and strong management teams.

The Fund may also invest in (i) securities that are in default, (ii) securities that pay interest in the form of additional debt securities and (iii) equity securities, including common stocks, warrants and rights. Investors should carefully consider the special risks of investing in this Fund.

                                    *  *  *

Fixed income securities may bear fixed, fixed and contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer or participations based on revenues, sales or profits. Changes in interest rates will generally cause bigger changes in prices of longer-term securities than in prices of shorter-term securities.

Each of the Bond Funds may use derivatives such as options, futures, swaps and forward currency contracts. The Funds generally use derivatives for hedging purposes. Derivatives may have economic characteristics similar to the securities held by a Fund. These techniques may increase the Fund's volatility and may involve a small investment of cash relative to the magnitude of the risk being taken. In that case, derivative investments will be considered related investments for purposes of the Fund's policy to invest at least 80% of its net assets in the securities and related investments described above.

Each of the Bond Funds will use short-term debt and money market instruments, including short-term U.S. government and corporate obligations, commercial paper, bank obligations and repurchase agreements, in varying amounts for liquidity and cash management, and as a risk management tool.

Compliance with any policy or limitation for a Fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value of the Fund's assets or for any other reason.

Each Fund's policy of investing, under normal circumstances, at least 80% of its net assets in the securities and related investments identified above may be changed without shareholder approval. However, each Fund will provide its shareholders with prior notice of any changes in that policy in accordance with applicable law.
                                                                   BALANCED FUND

The BALANCED FUND seeks to meet its investment objective by maintaining a broadly diversified portfolio of stocks and bonds. The Fund invests in a managed mix of equity and debt securities of predominantly U.S. issuers. However, the Fund may invest in securities of foreign issuers, including issuers located in emerging, or developing, markets.

The Fund's equity securities include common and preferred stocks (and their equivalents such as American Depositary Receipts). The Fund's debt securities include corporate bonds, notes and commercial paper, U.S. government securities and bank obligations.

The Fund varies the percentage of assets invested in any one type of security in accordance with its advisers' interpretation of economic and market conditions, fiscal and monetary policy, and underlying securities values. Generally, the Fund invests approximately 60% of its assets in equity securities and approximately 40% of its assets in fixed income securities (investing at least 25% of its assets in fixed-income senior securities, including debt securities and preferred stock).

In selecting common stocks, the Fund emphasizes established companies. Most of the Fund's long-term debt investments are investment grade (rated BBB or better by Standard & Poor's or Fitch or Baa or better by Moody's) or considered by the Fund's advisers to be of comparable quality.

The Fund may use derivatives such as options, futures, swaps and forward currency contracts. The Fund generally uses derivatives for hedging purposes.

The Fund uses short-term debt and money market instruments, including short-term U.S. government and corporate obligations, commercial paper, bank obligations and repurchase agreements, in varying amounts for liquidity and cash management, and as a risk management tool.

                                                                     STOCK FUNDS


The VALUE & INCOME FUND invests primarily in stocks of companies which, in the opinion of the Fund's advisers, are fundamentally sound financially and which pay relatively high dividends on a consistent basis. The Fund emphasizes common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter.


The VALUE FUND invests primarily in undervalued, high-quality companies, generally with larger market capitalizations. The Fund seeks to manage risk by focusing on companies with characteristics such as low price-to-earnings ratios or high dividend yields.

What is Value Investing?

Funds that use a VALUE-ORIENTED STRATEGY search for those companies that appear to be trading below their true worth. These companies tend to have relatively low price/earnings ratios and/or relatively low price/book value ratios. Low price/earnings ratios or price/book value ratios mean that a stock is less expensive than average relative to the company's earnings or book value, respectively. These funds use research to identify potential investments, examining such features as a firm's financial condition, business prospects, competitive position and business strategy. They look for companies that appear likely to come back into favor with investors, for reasons that may range from good prospective earnings or strong management teams to new products or services. A fund's adviser may not be correct in its determination of companies that are in fact undervalued, but have good longer term business prospects.

The portfolio managers of the VALUE & INCOME, VALUE, MID-CAP VALUE and SMALL-CAP VALUE FUNDS use a "bottom up" value-oriented approach in selecting investments for the Funds. When portfolio managers use a "bottom up" approach, they look primarily at individual companies against the context of broader market factors. A value-oriented approach attempts to identify companies that appear to be trading below their true worth. The managers use the same bottom up approach when deciding which securities to sell. Securities are sold when the Fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Fund's goals.


The STOCK INDEX FUND seeks its objective by investing in the stocks comprising the Standard & Poor's 500 Composite Stock Price Index. The weightings of stocks in the S&P 500 Index are based on each stock's relative total market capitalization; that is, its market price per share times the number of shares outstanding. The Fund invests approximately the same percentage of its assets in each stock as the stock represents in the S&P 500 Index. Under normal market conditions, the Fund invests at least 90% of its net assets in securities comprising the S&P 500 Index and related investments.



The Stock Index Fund attempts to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the S&P 500 Index. The Fund's ability to match the investment performance of the S&P 500 Index may be affected by, among other things, Fund expenses, the amount of cash and cash equivalents held by the Fund, the manner in which the total return of the S&P 500 Index is calculated, the size of the Fund's investment portfolio and the timing, frequency and size of cash flows into and out of the Fund. The Fund's adviser regularly monitors the Fund's correlation to the S&P 500 Index. In the unlikely event that the Fund cannot achieve a correlation of at least 95%, the Fund's Trustees will consider alternative arrangements.



In the future, the Stock Index Fund may select another index if it is deemed to be more representative of the performance of publicly traded common stocks in the aggregate.



In seeking to replicate or match the performance of the S&P 500 Index, the Stock Index Fund may use various investment techniques, such as buying and selling futures contracts and options, entering into swap agreements and purchasing indexed securities. The Fund may also lend its portfolio securities. These techniques may increase the Fund's volatility and may involve a small investment of cash relative to the magnitude of the risk being taken.



The Stock Index Fund may invest not more than 10% of its total assets under normal market conditions in cash and high-quality money market instruments. These investments are made to provide liquidity and when there is an unexpected or abnormal level of investments in or redemptions from the Fund.


The GROWTH & INCOME FUND invests primarily in securities selected in large part for their potential to generate long-term capital appreciation. The Fund also may select securities based on their potential to generate current income. The Fund emphasizes securities of growing, financially stable and undervalued companies. This Fund attempts to achieve more capital appreciation than an income fund and less price volatility than a growth fund. The Fund emphasizes common stocks and preferred stocks listed on the

New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter.

The EQUITY GROWTH FUND invests primarily in common stocks of companies with potential for above average growth in earnings and dividends. The Fund emphasizes common and preferred stocks listed on the New York Stock Exchange and other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. The Fund uses multiple managers to control the volatility often associated with growth funds. Under normal circumstances the Fund invests at least 80% of its net assets in equity securities and related investments.

What is Growth Investing?

Funds that use a GROWTH-ORIENTED STRATEGY search for companies growing faster than the economy as a whole. Often, these companies are in expanding industries, such as pharmaceuticals. While the size of a company is not necessarily a factor in determining whether its stock is suitable for a growth fund, a growth strategy that focuses on larger companies is generally considered less aggressive than one that focuses on smaller companies. Many stocks owned by growth funds do not pay dividends and can be more volatile than other types of investments. As a result, growth funds are appropriate for investors who have long-term investment horizons. A Fund's advisers may fail to pick stocks that outperform the economy or that do as well as the economy.


The AGGRESSIVE EQUITY FUND invests primarily in high growth companies and focuses on large capitalization issuers. The Fund seeks to invest in companies which present an opportunity for significant increases in earnings, revenue and/or value, without consideration for current income, to achieve excess market returns relative to its benchmark, the Russell 1000 Growth Index. The Fund also emphasizes stocks of companies with consistent, above-average and accelerating profitability and growth. Under normal circumstances the Fund invests at least 80% of its net assets in equity securities and related investments. The investment characteristics, such as price-to-earnings ratio, of the Fund can undergo major changes at any time. As a result, the value of shares of this Fund may be quite volatile.


The MID-CAP VALUE FUND invests primarily in stocks of medium sized companies which the Fund's advisers believe have below market valuations and present an opportunity for earnings improvement. Under normal circumstances the Fund invests at least 80% of its net assets in securities of medium sized (or mid-cap) companies and related investments. This Fund considers mid-cap companies to be companies with market capitalizations that, at the time of initial purchase, are within the range of capitalization of the companies that are included in the Russell Midcap Value Index.


As of March 31, 2007, the market capitalizations of companies in the Russell Midcap Value Index ranged from approximately $279 million to $21.8 billion. Over time, the capitalizations of the companies in the Index will change. As they do, the size of the companies in which the Mid-Cap Value Fund invests may change.


Investing in medium sized companies involves a greater degree of risk than investing in large sized companies. As a result, the value of shares of the Fund may be more volatile than the shares of a fund investing exclusively in large sized companies.

The MID-CAP GROWTH FUND invests primarily in stocks of medium sized companies which the Fund's advisers believe have the potential to deliver earnings growth in excess of the market average, or to become market leaders. When identifying companies that may become market leaders, one of the factors the Fund's advisers consider is whether a company sells proprietary products or services and/or operates in an industry with high barriers to entry such as the telecommunications industry. The Fund does not intend, however, to concentrate its investments in any particular industry. Under normal circumstances the Fund invests at least 80% of its net assets in securities of medium sized (or mid-cap) companies and related investments. This Fund considers mid-cap companies to be companies with market capitalizations that, at the time of initial purchase, are within the range of capitalization of the companies that are included in the Russell Midcap Growth Index.


As of March 31, 2007, the market capitalizations of companies in the Russell MidCap Growth Index ranged from approximately $96.2 million to $21.5 billion. Over time, the capitalizations of the companies in the Index will change. As they do, the size of the companies in which the Mid-Cap Growth Fund invests may change.


Investing in medium sized companies involves a greater degree of risk than investing in large sized companies. As a result, the value of shares of the Fund may be more volatile than the shares of a fund investing exclusively in large sized companies.

The SMALL-CAP VALUE FUND invests primarily in stocks of companies with small market capitalizations which the Fund's advisers believe have strong market share, cash flow and management teams but are undervalued by the market place. Under normal market circumstances the Fund invests at least 80% of its net assets in securities of companies with small market capitalizations (or small-cap companies) and related investments. The Fund considers small-cap companies to be companies with market capitalizations that, at the time of initial purchase, are within the range of capitalization of the companies that are included in the Russell 2000 Index.


As of March 31, 2007, the market capitalizations of companies in the Russell 2000 Index ranged from $15.8 million to $3.8 billion. Over time, the capitalizations of the companies in the Index will change. As they do, the size of the companies in which the Small-Cap Value Fund invests may change.


Investing in small sized companies involves a greater degree of risk than investing in medium or large sized companies. As a result, the value of shares of the Fund may be more volatile than the shares of a fund investing in medium and large sized companies.

The SPECIAL EQUITY FUND invests primarily in stocks of small to medium size companies which, in the opinion of the Fund's advisers, present an opportunity for significant increases in earnings, revenue and/or value, without consideration for current income. The Special Equity Fund emphasizes common stocks of U.S. companies with market capitalizations of less than $15 billion. The Fund uses multiple managers to control the volatility often associated with investments in companies of this size. Under normal circumstances the Fund invests at least 80% of its net assets in equity securities and related investments.

The Fund utilizes multiple managers with growth, value, and structured core styles. The Fund is designed to provide an opportunity for higher returns relative to the broad small-cap market during periods when a particular style is out of favor.

Investing in securities of smaller companies involves special risks. Investors should carefully consider the risks of investing in the Special Equity Fund.

The SMALL-CAP GROWTH FUND invests primarily in stocks of companies with small market capitalizations which the Fund's advisers believe have above average growth potential. Factors the Fund's advisers may consider in determining a company's growth potential include the introduction of new products, technologies, distribution channels, or other opportunities, or otherwise strong industry or market positioning. Under normal market circumstances the Fund invests at least 80% of its net assets in securities of companies with small market capitalizations (or small-cap companies) and related investments. The Fund considers small-cap companies to be companies with market capitalizations that, at the time of initial purchase, are within the range of capitalization of the companies that are included in the Russell 2000 Index.


As of March 31, 2007, the market capitalizations of companies in the Russell 2000 Index ranged from $15.8 million to $3.8 billion. Over time, the capitalizations of the companies in the Index will change. As they do, the size of the companies in which the Small-Cap Growth Fund invests may change.

Investing in small sized companies involves a greater degree of risk than investing in medium or large sized companies. As a result, the value of shares of the Fund may be more volatile than the shares of a fund investing in medium and large sized companies.


Portfolio managers of the GROWTH & INCOME, EQUITY GROWTH, AGGRESSIVE EQUITY, MID-CAP GROWTH, SMALL-CAP GROWTH and SPECIAL EQUITY FUNDS use a "bottom up" approach in selecting securities, relying primarily on stock selection against the context of broader market factors. These managers look for companies that they believe are in dynamic high growth sectors of the world economy, and that are thought to have dominant or strong competitive positions within their sectors. They also look for companies that are expected to have strong earnings growth potential. The managers use the same bottom up approach when deciding which securities to sell. Securities are sold when a Fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Fund's goal. Other managers utilize a quantitative approach with respect to security investment decisions.


The INTERNATIONAL EQUITY FUND invests primarily in foreign securities, meaning securities of issuers that, in the opinion of the Fund's advisers, have their principal activities outside the United States or whose securities are traded primarily outside the United States. The Fund invests in equity securities of issuers in at least three countries other than the United States. The Fund invests most of its assets in securities of issuers in Canada, Australia and developed countries in Europe and the Far East. The Fund may invest up to 10% of its assets in securities of issuers in developing countries. Under normal market circumstances, the Fund invests at least 80% of its net assets in equity securities and related investments. The Fund may also invest in any type or quality of debt securities, including lower-rated securities, and may enter into forward currency exchange contracts for hedging purposes.

The INTERNATIONAL EQUITY FUND uses two managers with different investment styles. One manager uses a value-oriented strategy, performing fundamental analysis to identify companies that appear to be trading below their true worth. The other manager uses a quantitative modeling strategy. Securities are sold when the Fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Fund's goal.

                                    *  *  *

Each of the Stock Funds may use derivatives such as options, futures, swaps and forward currency contracts. The Funds generally use derivatives for hedging purposes. Derivatives may have economic characteristics similar to the securities held by a Fund. These techniques may increase the Fund's volatility and may involve a small investment of cash relative to the magnitude of the risk being taken. In that case, derivative investments will be considered related investments for the purposes of the Fund's policy to invest at least 80% of its net assets in the securities and related investments described above.

Each of the Stock Funds may also invest in bonds and short-term obligations as well as securities convertible into common stocks, preferred stocks, debt securities and short-term obligations. These Funds use short-term obligations and money market securities, including commercial paper, bank obligations and repurchase agreements, in varying amounts for liquidity and cash management, and as a risk management tool.

Compliance with any policy or limitation for a Fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value of the Fund's assets or for any other reason.


Although the policy of each Fund, other than the VALUE & INCOME FUND, VALUE FUND, STOCK INDEX FUND and GROWTH & INCOME FUND, of investing at least 80% of its net assets in the securities and related investments identified above may be changed without shareholder approval, each Fund will provide its shareholders with prior notice of any change in that policy in accordance with applicable law.

                                                      STRATEGIC ALLOCATION FUNDS

The Strategic Allocation Funds are asset allocation funds. Each Fund invests in a combination of the Funds described above in this prospectus. Diversified selects the combination and amount of underlying Funds to invest in based on each Strategic Allocation Fund's investment goal.

The following chart shows approximately how much of the assets of each Strategic Allocation Fund are invested in the Bond, Stock and Money Market Funds. These allocations reflect Diversified's present strategy for asset allocation during normal market conditions, and may be changed at any time. In the short term, actual asset allocations may vary due to short term changes in cash flows caused by purchases and redemptions in the Strategic Allocation Funds. Diversified may allocate the assets of each Strategic Allocation Fund without limit to the Money Market Fund in attempting to respond to adverse market or other conditions or to process a large purchase or redemption within a Strategic Allocation Fund. For more information on allocations to the underlying Funds, see Appendix A.

                                                                  NORMAL APPROXIMATE ALLOCATIONS
                                           -----------------------------------------------------------------------------
                                                     BOND                      STOCK                 MONEY MARKET
                                                     FUNDS                     FUNDS                     FUND
------------------------------------------------------------------------------------------------------------------------
              SHORT HORIZON                           88%                       10%                       2%
------------------------------------------------------------------------------------------------------------------------
        SHORT/INTERMEDIATE HORIZON                    68%                       30%                       2%
------------------------------------------------------------------------------------------------------------------------
           INTERMEDIATE HORIZON                       48%                       50%                       2%
------------------------------------------------------------------------------------------------------------------------
        INTERMEDIATE/LONG HORIZON                     28%                       70%                       2%
------------------------------------------------------------------------------------------------------------------------
               LONG HORIZON                            8%                       90%                       2%
------------------------------------------------------------------------------------------------------------------------

Each Strategic Allocation Fund is a non-diversified fund, meaning that it is not limited by the Investment Company Act of 1940 as to the amount of its assets that may be invested in a single issuer. Each Strategic Allocation Fund invests in the underlying Funds, which are diversified.

                                                                MORE ABOUT RISKS

Investing in a mutual fund involves risk. Before investing, you should consider the risks you will assume. Certain of these risks are described below. More information about risks appears in the Funds' Statement of Additional Information. The value of a Fund's shares will change daily as the value of its underlying securities change. This means that your Fund shares may be worth more or less when you sell them than when you bought them. You may lose money if you invest in the Funds.

Please remember that the risks of investing in each Fund depend on the securities that the Fund holds and the investment strategies it uses. For example, Funds investing more of their assets in fixed income securities may be more susceptible to interest rate risk and credit risk than Funds investing more of their assets in equity securities. Similarly, Funds investing more of their assets in equity securities may be susceptible to greater price volatility under certain circumstances than Funds investing more of their assets in fixed income securities. Please remember that an investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK. This is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions, or due to a company's individual situation. The value of some securities held by the Funds may be quite volatile. Historically, equity securities have been more volatile than most debt securities in response to market risk.

INTEREST RATE RISK. In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations. A change in interest rates could cause a Fund's share price to go down. Generally, the longer the average maturity of the bonds in a Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

CREDIT RISK. Some issuers may not make payments on debt securities held by a Fund, causing a loss. Or, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of a Fund. A change in the quality rating of a bond or other security can also affect the security's liquidity and make it more difficult for a Fund to sell. The lower quality debt securities in which the Funds may invest are more susceptible to these problems than higher quality obligations. Investments held by the High Yield Bond Fund will be particularly susceptible to credit risk. U.S. government securities are generally considered to be less subject to credit risk. Investors should note that while securities issued by certain U.S. government agencies are guaranteed by the U.S. government, securities issued by many U.S. government agencies are not guaranteed by the U.S. government.

INFLATION-PROTECTED SECURITIES RISK. Market values of inflation-protected securities can be affected by changes in the market's inflation expectations or changes in real rates of interest. If real interest rates rise, the value of inflation-protected securities held by the Fund will decline. Moreover, because the principal amount of inflation-protected securities may be adjusted downward during a period of deflation to the original par value, the Fund will be subject to deflation risk with respect to its investments in these securities. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.


GROWTH SECURITIES. Growth securities typically are quite sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. The success of a Fund's investment in growth securities depends largely on the Fund's advisers' skill in assessing the growth potential of the companies that issued the securities. In addition, a growth oriented fund may underperform certain other stock funds (those emphasizing value stocks, for example) during periods when growth stocks are out of favor. The Equity Growth, Growth & Income, Aggressive Equity, Mid-Cap Growth and Small-Cap Growth Funds are susceptible to the risks of growth securities.


VALUE INVESTING. When a Fund's portfolio managers use a value oriented approach in managing the Fund, they look for securities that they believe are currently undervalued, or priced below their true worth, but whose issuers have good longer term prospects. An issuer may be undervalued relative to the stock market in general, relative to the underlying value of its assets or relative to what a sophisticated private investor would pay for the entire company. Value investing is based on the belief that securities of companies which are temporarily underpriced may provide a higher total return over time than securities of companies whose positive attributes are reflected in the securities' current price.

A security may not achieve its expected value because the circumstances causing it to be undervalued worsen (causing the price to decline further) or do not change, or because an adviser is incorrect in its determination that the security is undervalued. In addition, a value oriented fund may underperform certain other stock funds (those emphasizing growth stocks, for example) during periods when value stocks are not in favor. The Value & Income, Value, Mid-Cap Value and Small-Cap Value Funds are particularly susceptible to the risks of value investing.

PORTFOLIO SELECTION. The advisers of the Bond Funds and the Balanced Fund may not pick securities that perform well because they are unable to predict accurately the direction of interest rates or the repayment of certain debt obligations or to assess accurately fundamental changes affecting credit quality or other factors. In that case, investors in a Bond Fund or the Balanced Fund may lose money, or their investment in a Bond Fund or the Balanced Fund may not do as well as investments in other fixed income funds or balanced funds.

The success of the investment strategy of the Growth & Income, Equity Growth, Aggressive Equity, Mid-Cap Growth and Small-Cap Growth Funds depends largely on the skill of those Funds' advisers in assessing the growth potential of companies in which the Funds invest. The advisers may fail to pick stocks that outperform the market or that do as well as the market. In that case, investors in those Funds may lose money or their investment may not do as well as an investment in another stock fund using a growth approach.


The success of a Fund using a value approach, such as the Value & Income, Value, Mid-Cap Value and Small-Cap Value Funds, depends largely on the adviser's skill in identifying securities of companies that are in fact undervalued, but have good longer term business prospects. The advisers may not be correct in their determinations. In that case, investors in these Funds may lose money or their investment in the Fund may not do as well as an investment in another stock fund using a value approach.

The Special Equity and International Equity Funds are managed using both the growth and value approaches. Accordingly, investments in these Funds may not perform as well as investments in other stock funds using either a growth approach or a value approach.

MID-CAP COMPANIES. The securities of mid-cap companies may have more volatile share prices than those of larger, more seasoned companies. Securities issued by mid-cap companies are likely to be more sensitive to changes in earnings results and investor expectations, experience sharper swings in market values, be more adversely affected by recessions or adverse economic conditions, and be harder to sell at the times and prices the manager believes appropriate, than the equity securities issued by larger companies. Mid-cap companies also may have more limited product lines, capital resources and management depth than larger companies.


SMALLER COMPANIES. The securities of smaller capitalization companies may have more risks than those of larger, more seasoned companies. They may be particularly susceptible to market downturns because of limited product lines, markets, distribution channels or financial and management resources. Also, there may be less publicly available information about small-cap companies. Investments in small-cap companies may be in anticipation of future products or services to be provided by the companies. If those products or services are delayed, the prices of the securities of the companies may drop. Sometimes, the prices of the securities of smaller capitalized companies rise and fall based on investor perception rather than economics. Securities of small-cap companies may be thinly traded, making their disposition more difficult. For all these reasons, the prices of the securities of small-cap companies may be more volatile, causing a Fund's share price to be volatile. Funds that invest a higher percentage of their assets in small-cap stocks are generally more volatile than funds investing a higher percentage of their assets in larger, more established companies. Investments in the Small-Cap Value, Special Equity, and Small-Cap Growth Funds are likely to be particularly susceptible to the risks of small-cap companies.


FOREIGN SECURITIES. Each Fund may invest a portion of its assets in foreign securities. The International Equity Fund will invest a significant portion of its assets in foreign securities. Investing in foreign securities involves risks in addition to those of investing in U.S. securities, including risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

     - These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on Fund investments, currency exchange controls and other limitations on the use or transfer of Fund assets and political or social instability.

     - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

     - Foreign markets may be less liquid and more volatile than U.S. markets. Rapid increases in money supply may result in speculative investing, contributing to volatility. Also, equity securities may trade at price-earnings multiples that are higher than those of comparable U.S. companies, and that may not be sustainable. As a result, there may be rapid changes in the value of foreign securities.

     - Foreign markets may offer less protection to investors. Enforcing legal rights may be difficult, costly and slow. There may be special problems enforcing claims against foreign governments.

     - Since foreign securities often trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect a Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the U.S. dollar relative to these other currencies will adversely affect the value of the Fund. In addition, some foreign currency values may be volatile and there is the possibility of governmental controls on currency exchanges or governmental intervention in currency markets. Controls or intervention could limit or prevent a Fund from realizing value in U.S. dollars from its investment in foreign securities.

     - A Fund may invest in issuers located in emerging, or developing, markets. Emerging or developing countries are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. All of the risks of investing in foreign securities are heightened by investing in developing countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided higher rates of return, and greater risks, to investors, but they also may provide lower rates of return or negative returns, for extended periods.

PREPAYMENT AND EXTENSION RISK. The issuers of debt securities held by a Fund may be able to prepay principal due on the securities, particularly during periods of declining interest rates. The Fund may not be able to reinvest that principal at attractive rates. The Fund would also lose the benefit of falling interest rates on the price of the repaid bond. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. Also, rising interest rates may cause prepayments to occur at slower than expected rates. This effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's share price more volatile. Mortgage-backed securities are particularly susceptible to prepayment and extension risk and their prices may be volatile.

CONVERTIBLE SECURITIES. Convertible securities, which are debt securities that may be converted into stock, are subject to the market risk of stocks, and, like other debt securities, are also subject to interest rate risk and the credit risk of their issuers. Call provisions may allow the issuer to repay the debt before it matures.

SECTOR RISK. The Mid-Cap Growth Fund invests in securities of companies the Fund's advisers believe have the potential to become market leaders, such as companies that operate in industries with high barriers to entry. Although the Fund does not intend to concentrate in any particular industry, the Fund may be overweighted in certain sectors in comparison to the market as a whole. If one or more sectors in which the Fund is invested perform poorly, investors in the Fund may lose money.

DERIVATIVES. Each Fund may, but is not required to, engage in certain investment strategies involving derivatives (such as options, futures, swaps and forward currency contracts). These investment strategies generally are employed only in connection with hedging activities such as the following, but may also be used to generate income:

     - protecting against a decline in value of a Fund's current or anticipated securities holdings;

     -  as a substitute for buying or selling portfolio holdings; and

     -  seeking to generate income to offset expenses or increase return.

A hedge may be designed to neutralize a loss on a portfolio position with a gain in the hedge position. A properly executed hedge will result in a loss in the portfolio position being offset by a gain in the hedge position, or vice versa. However, the market movement of a hedge may not be of the same magnitude as the market movement of the hedged position. The success or failure of a hedging transaction will depend on the advisers' ability to predict movements in the hedge, the investment being hedged and the market in general (and the correlation between these factors). If these predictions are wrong, or if the derivatives do not work as anticipated, the Fund could suffer greater losses than if the Fund had not used derivatives. Derivatives may involve a small investment of cash relative to the magnitude of the risk being taken. Derivatives may not always be available on terms that make economic sense (for example, they may be too costly), and, when used, their transaction costs and premiums may adversely affect Fund performance. The ability to use derivatives to hedge may also be restricted by limits established by securities and commodities exchanges and by tax considerations.


PORTFOLIO TURNOVER. Each of the Inflation-Protected Securities, Core Bond, Total Return Bond, Balanced, Aggressive Equity, Mid-Cap Growth, Small-Cap Value, and Small-Cap Growth Funds had an annual portfolio turnover rate in 2006 in excess of 100%. Trading securities may produce capital gains, which are taxable when distributed to investors with non-tax-sheltered accounts. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that a Fund pays when it buys and sells securities which may increase that Fund's expenses and affect performance.


STRATEGIC ALLOCATION FUNDS. Each Strategic Allocation Fund invests solely in a combination of the Money Market, Bond and Stock Funds, as a matter of fundamental policy. As a result, each Strategic Allocation Fund's performance is directly related to the performance of the underlying Funds, and investors in the Strategic Allocation Funds are subject to all of the risks associated with investments in the underlying Funds.

LEGAL PROCEEDINGS. There are no legal proceedings to which the Funds or Diversified is a party and which are expected to have a material adverse effect on either the Funds or on Diversified's ability to perform its contractual obligations as investment adviser to the Funds.

However, Diversified Investors Securities Corp. ("DISC" or the "Distributor"), the distributor of the Funds and a subsidiary of Diversified, was notified by the staff of the National Association of Securities Dealers, Inc. ("NASD") that it had made a preliminary determination to recommend disciplinary action against DISC regarding certain matters. In February 2006, DISC settled an administrative proceeding with the NASD regarding agreements with two customers who were permitted to engage in market timing activity in the Diversified Investors International Equity Fund from July 1, 2003 through October 24, 2003. The settlement also addressed alleged deficiencies in DISC's procedures relating to the retention of e-mail communications. Under the terms of the Letter of Acceptance, Waiver and Consent ("AWC") with the NASD, under which DISC neither admitted nor denied the allegations or findings, DISC consented to the following sanctions: (i) censure; (ii) a fine of $1.3 million; (iii) restitution of approximately $949,011 to the Diversified International Equity Fund for losses attributable to the trading described in the AWC; and (iv) agreement to make certifications to the NASD regarding the review and establishment of procedures relating to e-mail retention and to the enforcement of the Funds' policies and procedures relating to market timing.

DISC and Diversified have also responded to requests for information from various governmental and self-regulatory agencies in connection with investigations related to mutual fund trading activities. DISC and Diversified have cooperated fully with each request.

Although it is not anticipated that these developments will have an adverse effect on the Diversified Investors Funds Group or the Diversified Investors Strategic Allocation Funds, there can be no assurance at this time.

Additionally, on December 12, 2003, the Series Portfolio received a copy of a complaint (the "Complaint") filed in the United States Bankruptcy Court for the Southern District of New York styled Enron Corp. v. J.P. Morgan Securities, Inc. et al. The Complaint names as defendants the Inflation-Protected Securities Portfolio (formerly, the Intermediate Government Bond Portfolio) and the Value & Income Portfolio (the "Subject Portfolios") and alleges that Enron Corp. ("Enron") transferred to the defendants, including the Subject Portfolios, over $1 billion in the aggregate for the purpose of prepaying certain commercial paper issued by Enron (the "Notes") and held by the defendants prior to the filing by Enron for bankruptcy protection under Chapter 11 of Title 11 of the Bankruptcy Code (the "Bankruptcy Code"). The Complaint seeks to hold the defendants, including the Subject Portfolios, liable for these transfers as preferential transfers or as fraudulent transfers under the Bankruptcy Code.

Although the Complaint does not specify the amount of each transfer in dispute, it appears that the sale by the Inflation-Protected Securities Portfolio of approximately $2.4 million of the Notes on or about October 30, 2001 and the sale by the Value & Income Portfolio of approximately $10.3 million of the Notes on or about October 30, 2001 are in dispute. The Complaint seeks to require the Subject Portfolios to repay to Enron the full amounts of these transfers, in which event the Subject Portfolios would be granted unsecured claims against the Enron bankruptcy estate in the amounts of the repayments. The Subject Portfolios moved to dismiss all counts of the Complaint, contending, among other things, that section 546(e) of the Bankruptcy Code provides a complete defense. The Bankruptcy Court denied the motion on July 1, 2005. Accordingly, the Subject Portfolios filed an answer to the Complaint on July 29, 2005. Discovery is underway. Depositions began in September 2006 and are scheduled to conclude in October 2007. The Subject Portfolios and their counsel have reviewed the Subject Portfolios' records concerning the factual background of the allegations in the Complaint, and have considered remaining potential defenses to the allegations in the Complaint. Because discovery is still ongoing, the Subject Portfolios are unable to predict whether Enron will prevail, in whole or in part, in its claims against the Subject Portfolios, and therefore have not recorded a liability in the financial statements for any potential loss.

GENERAL INFORMATION

DISTRIBUTION ARRANGEMENTS. Diversified Investors Securities Corp., Four Manhattanville Road, Purchase, New York 10577, is the distributor of shares of each of the Money Market, Bond, Balanced and Stock Funds. Under a Distribution Plan which has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, each Fund (other than the Strategic Allocation Funds) may pay monthly fees at an annual rate of up to 0.25% of the Fund's average daily net assets. These fees may be used by the Distributor to pay for its services or for advertising, marketing or other promotional activities. In addition, the Distributor or an affiliate may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. Diversified or an affiliate may make similar types of payments under similar arrangements. The amount of these payments is determined by the Distributor, Diversified or their affiliates, as applicable, and may be substantial.


The payments described above are often referred to as "revenue sharing payments." The recipients of such payments may include a Fund's distributor, broker-dealers, financial institutions and other intermediaries through which investors may purchase shares of a Fund, or employee benefit plans that include the Fund as an investment option. Such payments could influence the decision of a recipient, or its employees or associated persons, to recommend or sell shares of a Fund, or to include the Fund as an investment option, in lieu of another investment. Investors should contact their financial intermediary for details about revenue sharing payments it may receive.


What are Distribution (12b-1) Fees?

DISTRIBUTION FEES, also called 12b-1 FEES, are fees that are deducted from Fund assets and are used to compensate those financial professionals who sell Fund shares and provide ongoing services to shareholders and to pay other marketing and advertising expenses. Because you pay these fees during the whole period that you own the shares, over time, you may pay more than if you had paid other types of sales charges.

INVESTMENT STRUCTURE. Each Fund (except for the Strategic Allocation Funds) invests in securities through an underlying mutual fund having the same investment goal and strategies. A Fund may stop investing in its underlying mutual fund at any time, and will do so if the Fund's Trustees believe that to be in the best interests of the Fund's shareholders. The Fund could then invest in another mutual fund or pooled investment vehicle or invest directly in securities. If a Fund were to stop investing in its underlying mutual fund, the Fund could receive securities from the underlying mutual fund instead of cash, causing the Fund to incur brokerage, tax and other charges or leaving it with securities which may or may not be readily marketable or widely diversified.

BROKERAGE TRANSACTIONS. Each Fund's advisers may use brokers or dealers for Fund transactions who also provide brokerage and research services to the Fund or other accounts over which the advisers exercise investment discretion. A Fund may "pay up" for brokerage services, meaning that it is authorized to pay a broker or dealer who provides these brokerage and research services a commission for executing a portfolio transaction which is higher than the commission another broker or dealer would have charged. However, a Fund will "pay up" only if the applicable adviser determines in good faith that the higher commission is reasonable in relation to the brokerage and research services provided, viewed in terms of either the particular transaction or all of the accounts over which the adviser exercises investment discretion.

TRUSTS. Each Fund other than the Strategic Allocation Funds is a series of The Diversified Investors Funds Group, which is a Massachusetts business trust. Each Strategic Allocation Fund is a series of The Diversified Investors Funds Group II, which also is a Massachusetts business trust.

                                                                   TOTAL RETURNS

Before the Funds and Portfolios commenced operations, the assets that were contributed to certain Portfolios were managed in certain Pooled Separate Accounts of MONY Life Insurance Company (formerly The Mutual Life Insurance Company of New York) and common trust accounts. The total return for each Fund for any period which includes a period prior to the inception of the Fund will reflect the performance of the Pooled Separate Account or common trust account, as applicable.

Performance is only included, however, from the date that the Pooled Separate Account or common trust account adopted investment objectives, policies and practices and was managed in a manner that are in all material respects the same as for the applicable Fund. Furthermore this performance is adjusted to reflect current Fund fees and expenses, after waivers and reimbursements.

Investors should not consider this performance data as an indication of future performance of the Funds. These composite returns are not intended to predict or suggest the returns that might be experienced by the Funds in the future or an individual investing in any of these Funds.

The Pooled Separate Accounts and common trust accounts were not registered under the Investment Company Act of 1940 and were not subject to certain investment restrictions imposed by that Act or the Internal Revenue Code. If these accounts had been so registered, investment performance might have been adversely affected. None of the Accounts was organized for the purpose of establishing a performance record for a Fund.

As of December 31, 2006, the average annual total returns for each of the following Funds, including the Pooled Separate Accounts or common trust accounts referred to above, were as follows:


                                                                                                                    FOR THE
                                                FOR THE          FOR THE          FOR THE          FOR THE        PERIOD SINCE
                                                  YEAR           3 YEARS          5 YEARS          10 YEARS        INCEPTION
                              INCEPTION          ENDED            ENDED            ENDED            ENDED           THROUGH
                                 DATE           12/31/06         12/31/06         12/31/06         12/31/06         12/31/06
 MONEY MARKET                  12/1978            4.31%            2.47%            1.84%            3.31%            6.19%
 HIGH QUALITY BOND             07/1990            3.78%            2.01%            2.66%            4.23%            5.21%
 INFLATION-PROTECTED
 SECURITIES*                   08/1990            2.92%            1.53%            2.62%            4.21%            5.36%
 CORE BOND                     01/1978            3.54%            3.15%            4.39%            5.13%            7.55%
 TOTAL RETURN BOND             05/2005            4.40%             N/A           N/A                 N/A             2.81%
 HIGH YIELD BOND               09/1995           11.33%            7.96%           10.27%            6.46%            7.05%
 BALANCED                      12/1992           11.03%            7.89%            5.62%            5.88%            8.11%
 VALUE & INCOME                01/1978           20.05%           12.76%            8.76%            9.74%           12.43%
 VALUE                         05/2005           14.98%             N/A           N/A                 N/A            14.27%
 GROWTH & INCOME               01/1986           11.22%            9.32%            4.46%            6.36%           10.05%
 EQUITY GROWTH                 03/1993            3.53%            5.74%            2.46%            5.81%            7.54%
 AGGRESSIVE EQUITY             05/1996            5.93%            8.34%            3.45%            5.60%            5.59%
 MID-CAP VALUE                 05/2001           17.74%           17.01%           13.67%             N/A            13.52%
 MID-CAP GROWTH                05/2001            1.58%            9.49%            4.08%             N/A             0.43%
 SMALL-CAP VALUE               05/2002            8.98%            7.71%          N/A                 N/A             6.94%
 SPECIAL EQUITY                01/1986           11.14%           11.00%            8.05%            8.19%           12.28%
 SMALL-CAP GROWTH              05/2002            8.03%            6.27%          N/A                 N/A             7.19%
 INTERNATIONAL EQUITY          12/1992           26.65%           18.59%           12.88%            8.86%           10.81%
 STOCK INDEX                   08/1993           15.16%            9.77%            5.52%            7.75%           10.29%
 SHORT HORIZON STRATEGIC
 ALLOCATION FUND               07/1996            5.03%            3.83%            4.32%            5.00%            5.17%
 SHORT/INTERMEDIATE
 HORIZON STRATEGIC
 ALLOCATION FUND               05/1998            6.86%            5.42%            5.15%             N/A             4.57%
 INTERMEDIATE HORIZON
 STRATEGIC ALLOCATION
 FUND                          07/1996            8.81%            6.87%            5.45%            6.22%            6.42%
 INTERMEDIATE/LONG
 HORIZON STRATEGIC
 ALLOCATION FUND               07/1996           10.56%            8.49%            6.15%            6.93%            7.23%
 LONG HORIZON STRATEGIC
 ALLOCATION FUND               05/1998           12.32%           10.01%            5.83%             N/A             4.21%


* Prior to May 1, 2007, the Inflation-Protected Securities Fund had a different investment objective and strategy and was named Diversified Investors Intermediate Government Bond Fund. The Fund's performance prior to May 1, 2007 does not necessarily represent results that would have been obtained had the current investment objective and strategy been in effect for all periods.

FINANCIAL HIGHLIGHTS


This table is intended to help you understand each Fund's performance and other financial information for the past 5 years (or if shorter the period of the Fund's operations). Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in a Fund would have increased or decreased during each period, assuming you had reinvested all dividends and distributions. The financial information in this table, and the notes thereto, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm for the Funds, whose reports thereon are included in the Funds' 2006 Annual Report. The Funds' Annual Report is incorporated into this registration statement by reference. Copies of the Funds' Annual Report may be obtained without charge by calling (800)755-5801.



                                  INCOME (LOSS) FROM
                                 INVESTMENT OPERATIONS                      DIVIDENDS AND DISTRIBUTIONS FROM
                              ---------------------------                 -------------------------------------
                                            NET REALIZED       TOTAL
                  NET ASSET      NET       AND UNREALIZED     INCOME                       NET
    FOR THE        VALUE,     INVESTMENT       GAINS        (LOSS) FROM      NET        REALIZED        TAX
      YEAR        BEGINNING     INCOME      (LOSSES) ON     INVESTMENT    INVESTMENT    GAINS ON     RETURN OF
     ENDED         OF YEAR    (LOSS)(A)     INVESTMENTS     OPERATIONS      INCOME     INVESTMENTS   CAPITAL(B)
    -------       ---------   ----------   --------------   -----------   ----------   -----------   ----------
MONEY MARKET
12/31/2006         $10.62       $ 0.45         $ 0.00**       $ 0.45        $(0.45)     $     --      $  (0.00)**
12/31/2005          10.62         0.26           0.00**         0.26         (0.26)           --            --
12/31/2004          10.62         0.07          (0.00)**        0.07         (0.07)           --            --
12/31/2003          10.62         0.06           0.00**         0.06         (0.06)           --            --
12/31/2002          10.61         0.13           0.00**         0.13         (0.12)           --            --
HIGH QUALITY BOND
12/31/2006          11.34         0.39           0.03           0.42         (0.41)           --            --
12/31/2005          11.53         0.31          (0.15)          0.16         (0.35)           --         (0.00)**
12/31/2004          11.73         0.28          (0.18)          0.10         (0.30)           --            --
12/31/2003          11.85         0.31          (0.10)          0.21         (0.33)           --         (0.00)**
12/31/2002          11.69         0.48           0.16           0.64         (0.48)        (0.00)**      (0.00)**
INFLATION-PROTECTED SECURITIES (FORMERLY, INTERMEDIATE GOVERNMENT BOND)
12/31/2006          10.64         0.41          (0.11)          0.30         (0.44)           --            --
12/31/2005          10.88         0.30          (0.23)          0.07         (0.31)           --            --
12/31/2004          10.98         0.21          (0.10)          0.11         (0.21)           --         (0.00)**
12/31/2003          11.49         0.26          (0.15)          0.11         (0.32)        (0.29)        (0.01)
12/31/2002          11.13         0.38           0.46           0.84         (0.36)        (0.10)        (0.02)
CORE BOND
12/31/2006          12.34         0.48          (0.05)          0.43         (0.50)           --            --
12/31/2005          12.56         0.43          (0.20)          0.23         (0.45)        (0.00)**         --
12/31/2004          12.60         0.39           0.11           0.50         (0.50)        (0.04)           --
12/31/2003          12.61         0.37           0.14           0.51         (0.37)        (0.04)        (0.11)
12/31/2002          12.26         0.55           0.48           1.03         (0.56)        (0.09)        (0.03)
TOTAL RETURN BOND
12/31/2006           9.90         0.41           0.02           0.43         (0.36)        (0.04)           --
12/31/2005(1)       10.00         0.22          (0.21)          0.01         (0.11)           --            --
HIGH YIELD BOND
12/31/2006           9.28         0.70           0.32           1.02         (0.67)           --            --
12/31/2005           9.68         0.68          (0.41)          0.27         (0.67)           --            --
12/31/2004           9.47         0.72           0.18           0.90         (0.69)           --            --
12/31/2003           8.12         0.76           1.38           2.14         (0.79)           --            --
12/31/2002           8.70         0.72          (0.58)          0.14         (0.71)           --         (0.01)
BALANCED
12/31/2006          14.84         0.33           1.30           1.63         (0.34)           --            --
12/31/2005          14.40         0.24           0.46           0.70         (0.26)           --            --
12/31/2004          13.61         0.23           0.81           1.04         (0.25)           --            --
12/31/2003          11.83         0.20           1.79           1.99         (0.19)           --         (0.02)
12/31/2002          13.52         0.27          (1.69)         (1.42)        (0.27)           --            --

                                                                               RATIOS TO AVERAGE NET ASSETS
                                                           ---------------------------------------------------------------------
                           NET                                EXPENSES,       EXPENSES, INCLUDING                      NET
              TOTAL       ASSET                               INCLUDING       THE SERIES PORTFOLIO      NET         INVESTMENT
            DIVIDENDS     VALUE,                                 THE                 OR MIP          INVESTMENT   INCOME (LOSS)
               AND        END OF   TOTAL    NET ASSETS,    SERIES PORTFOLIO         (NET OF            INCOME        (NET OF
          DISTRIBUTIONS    YEAR    RETURN   END OF YEAR         OR MIP           REIMBURSEMENT)        (LOSS)     REIMBURSEMENT)
          -------------   ------   ------   ------------   ----------------   --------------------   ----------   --------------
             $(0.45)      $10.62    4.31%   $361,326,417         0.86%                0.80%             4.18%          4.24%
              (0.26)       10.62    2.47     359,994,271         0.86                 0.80              2.38           2.44
              (0.07)       10.62    0.65     379,443,798         0.86                 0.80              0.60           0.66
              (0.06)       10.62    0.59     382,372,748         0.86                 0.80              0.53           0.59
              (0.12)       10.62    1.24     444,186,759         0.85                 0.80              1.13           1.18
              (0.41)       11.35    3.78     289,128,824         0.96                 0.96              3.45           3.45
              (0.35)       11.34    1.38     315,638,896         0.97                 0.97              2.67           2.67
              (0.30)       11.53    0.89     297,612,228         0.96                 0.96              2.39           2.39
              (0.33)       11.73    1.75     265,246,912         0.97                 0.97              2.58           2.58
              (0.48)       11.85    5.54     164,846,851         0.96                 0.96              4.08           4.08
              (0.44)       10.50    2.92      61,590,667         1.02                 1.00(d)           3.91           3.93
              (0.31)       10.64    0.66     106,149,295         1.00                 1.00              2.82           2.82
              (0.21)       10.88    1.02     119,108,777         1.01                 0.99(d)           1.86           1.88
              (0.62)       10.98    0.97     132,454,383         0.98                 0.98              2.31           2.31
              (0.48)       11.49    7.71     165,269,834         0.97                 0.97              3.37           3.37
              (0.50)       12.27    3.54     770,440,948         0.96                 0.96              3.92           3.92
              (0.45)       12.34    1.86     834,004,721         0.96                 0.96              3.42           3.42
              (0.54)       12.56    4.04     737,016,195         0.96                 0.96              3.05           3.05
              (0.52)       12.60    4.05     649,182,638         0.97                 0.97              2.93           2.93
              (0.68)       12.61    8.56     379,892,112         0.95                 0.95              4.44           4.44
              (0.40)        9.93    4.40      56,195,959         1.17                 1.00(d)           3.99           4.16
              (0.11)        9.90    0.06      21,430,500        1.88*                 1.00(d)*         2.94*          3.82*
              (0.67)        9.63   11.33     214,911,223         1.18                 1.10              7.28           7.36
              (0.67)        9.28    2.91     187,748,445         1.19                 1.10              7.16           7.25
              (0.69)        9.68    9.94     156,676,281         1.19                 1.10(d)           7.48           7.57
              (0.79)        9.47   27.22     120,122,156         1.21                 1.10              8.49           8.60
              (0.72)        8.12    1.72      98,987,713         1.18                 1.10              8.59           8.67
              (0.34)       16.13   11.10     147,401,557         1.12                 1.09(d)           2.10           2.13
              (0.26)       14.84    4.91     174,962,738         1.13                 1.09(d)           1.62           1.66
              (0.25)       14.40    7.73     198,487,194         1.10                 1.08(d)           1.62           1.64
              (0.21)       13.61   17.00     204,344,308         1.10                 1.08(d)           1.56           1.58
              (0.27)       11.83   (10.56)   166,426,376         1.09                 1.07              2.16           2.18


            PORTFOLIO
           TURNOVER(C)
           -----------
                N/A
                N/A
                N/A
                N/A
                N/A
                 55%
                 58
                 48
                 50
                 54
                525
                756
                554
                392
                134
                487(e)
              1,003(e)
                885(e)
                922(e)
                462
                470(e)
                327(e)
                 93
                 68
                 80
                136
                 95
                224(e)
                367(e)
                338(e)
                377(e)
                289

                                  INCOME (LOSS) FROM
                                 INVESTMENT OPERATIONS                      DIVIDENDS AND DISTRIBUTIONS FROM
                              ---------------------------      TOTAL      -------------------------------------
                  NET ASSET      NET        NET REALIZED      INCOME                       NET
    FOR THE        VALUE,     INVESTMENT   AND UNREALIZED   (LOSS) FROM      NET        REALIZED        TAX
      YEAR        BEGINNING     INCOME     GAINS (LOSSES)   INVESTMENT    INVESTMENT    GAINS ON     RETURN OF
     ENDED         OF YEAR    (LOSS)(A)    ON INVESTMENTS   OPERATIONS      INCOME     INVESTMENTS   CAPITAL(B)
    -------       ---------   ----------   --------------   -----------   ----------   -----------   ----------
VALUE & INCOME
12/31/2006         $23.69       $ 0.24         $ 4.45         $ 4.69        $(0.23)      $(2.18)       $   --
12/31/2005          24.42         0.21           1.35           1.56         (0.20)       (2.09)           --
12/31/2004          22.38         0.29           2.45           2.74         (0.26)       (0.44)           --
12/31/2003          18.02         0.27           4.36           4.63         (0.27)          --         (0.00)**
12/31/2002          21.67         0.29          (3.67)         (3.38)        (0.25)       (0.02)           --
VALUE FUND
12/31/2006          10.69         0.10           1.49           1.59         (0.08)       (0.62)           --
12/31/2005(1)       10.00         0.09           0.64           0.73         (0.04)       (0.00)**         --
STOCK INDEX
12/31/2006           9.71         0.14           1.32           1.46         (0.14)          --         (0.00)**
12/31/2005           9.43         0.12           0.28           0.40         (0.12)          --            --
12/31/2004           8.67         0.13           0.75           0.88         (0.12)          --            --
12/31/2003           6.85         0.09           1.81           1.90         (0.08)          --            --
12/31/2002           8.94         0.08          (2.10)         (2.02)        (0.07)          --            --
GROWTH & INCOME
12/31/2006          20.39         0.12           2.16           2.28         (0.13)          --            --
12/31/2005          19.22         0.09           1.17           1.26         (0.09)          --            --
12/31/2004          17.55         0.13           1.66           1.79         (0.12)          --            --
12/31/2003          14.27         0.08           3.28           3.36         (0.08)          --         (0.00)**
12/31/2002          18.58         0.05          (4.32)         (4.27)        (0.04)          --            --
EQUITY GROWTH
12/31/2006          20.38        (0.03)          0.75           0.72            --           --            --
12/31/2005          19.13        (0.05)          1.31           1.26         (0.01)          --            --
12/31/2004          17.86         0.02           1.26           1.28         (0.01)          --            --
12/31/2003          14.20        (0.04)          3.70           3.66            --           --         (0.00)**
12/31/2002          18.70        (0.05)         (4.45)         (4.50)           --           --            --
AGGRESSIVE EQUITY
12/31/2006          13.72        (0.09)          0.90           0.81         (0.00)**        --            --
12/31/2005          12.75        (0.08)          1.05           0.97            --           --            --
12/31/2004          11.43        (0.11)          1.43           1.32            --           --            --
12/31/2003           8.97        (0.11)          2.57           2.46            --           --            --
12/31/2002          12.27        (0.11)         (3.19)         (3.30)           --           --            --
MID-CAP VALUE
12/31/2006          13.70         0.09           2.31           2.40         (0.09)       (1.21)           --
12/31/2005          13.87         0.11           1.16           1.27         (0.11)       (1.33)           --
12/31/2004          12.23         0.03           2.96           2.99         (1.16)       (0.19)           --
12/31/2003           9.14         0.00**         3.72           3.72         (0.57)       (0.06)           --
12/31/2002          10.91        (0.00)**       (1.74)         (1.74)           --           --         (0.03)

                                                                                  RATIOS TO AVERAGE NET ASSETS
                                                                  -------------------------------------------------------------
                              NET                                  EXPENSES                                           NET
              TOTAL          ASSET                                INCLUDING    EXPENSES INCLUDING      NET         INVESTMENT
            DIVIDENDS       VALUE,                NET ASSETS,        THE         THE PORTFOLIOS     INVESTMENT   INCOME (LOSS)
               AND          END OF      TOTAL        END OF       PORTFOLIOS        (NET OF           INCOME        (NET OF
          DISTRIBUTIONS   PERIOD/YEAR   RETURN    PERIOD/YEAR       OR MIP       REIMBURSEMENT)       (LOSS)     REIMBURSEMENT)
          -------------   -----------   ------   --------------   ----------   ------------------   ----------   --------------
             $(2.41)        $25.97      20.05%   $1,217,320,108      1.05%           1.00%              0.90%         0.95%
              (2.29)         23.69       6.33     1,166,964,129      1.05             1.00              0.81          0.86
              (0.70)         24.42      12.31     1,115,110,989      1.05             1.00              1.23          1.28
              (0.27)         22.38      25.88       858,821,529      1.05             1.00              1.33          1.38
              (0.27)         18.02      (15.70)     561,896,237      1.05             1.00              1.41          1.46
              (0.70)         11.58      14.98        54,247,573      1.40             1.05(d)           0.58          0.93
              (0.04)         10.69       7.27        16,845,098      2.94*            1.05(d)*         (0.48)*        1.41*
              (0.14)         11.03      15.16       648,855,036      0.68             0.65(d)           1.31          1.34
              (0.12)          9.71       4.24       615,460,968      0.67             0.65              1.23          1.25
              (0.12)          9.43      10.19       533,833,593      0.67             0.65              1.40          1.42
              (0.08)          8.67      27.85       417,867,416      0.69             0.65              1.10          1.14
              (0.07)          6.85      (22.65)     189,375,363      0.68             0.65              0.96          0.99
              (0.13)         22.54      11.22       502,473,277      1.20             1.15              0.54          0.59
              (0.09)         20.39       6.55       570,383,726      1.21             1.15              0.38          0.44
              (0.12)         19.22      10.23       592,035,283      1.21             1.15              0.66          0.72
              (0.08)         17.55      23.59       562,394,751      1.21             1.15              0.44          0.50
              (0.04)         14.27      (22.98)     403,171,118      1.23             1.15              0.20          0.28
                 --          21.10       3.53       785,604,231      1.21             1.21             (0.15)        (0.15)
              (0.01)         20.38       6.57       965,912,967      1.22             1.22             (0.24)        (0.24)
              (0.01)         19.13       7.17       980,140,429      1.21             1.21              0.11          0.11
              (0.00)**       17.86      25.77       852,572,867      1.22             1.22             (0.24)        (0.24)
                 --          14.20      (24.06)     439,239,021      1.21             1.21             (0.34)        (0.34)
              (0.00)**       14.53       5.93       159,784,416      1.40             1.30(d)          (0.78)        (0.68)
                 --          13.72       7.61       188,815,294      1.40             1.30(d)          (0.75)        (0.65)
                 --          12.75      11.55       216,191,164      1.54             1.45(d)          (1.07)        (0.98)
                 --          11.43      27.42       213,243,572      1.60             1.50(d)          (1.20)        (1.10)
                 --           8.97      (26.89)     178,049,600      1.59             1.50             (1.18)        (1.09)
              (1.30)         14.80      17.74       517,977,045      1.28             1.25(d)           0.59          0.62
              (1.44)         13.70       9.13       371,342,827      1.30             1.25(d)           0.69          0.74
              (1.35)         13.87      24.69       239,718,457      1.30             1.25(d)           0.21          0.26
              (0.63)         12.23      40.97       111,245,419      1.36             1.25(d)          (0.10)         0.01
              (0.03)          9.14      (16.00)      16,041,618      2.01             1.25             (0.74)         0.02


            PORTFOLIO
           TURNOVER(C)
           -----------
                31%
                89
                44
                70
                31
                74
                21
                14
                10
                14
                 8
                12
                73
                79
               184
               100
               115
                84
                76
               129
                61
                75
               147
               187
               252
               165
                87
                80
               112
               147
               156
               156

                                      INCOME (LOSS) FROM
                                     INVESTMENT OPERATIONS                      DIVIDENDS AND DISTRIBUTIONS FROM
                                  ---------------------------                 -------------------------------------
                                                NET REALIZED       TOTAL                       NET
                      NET ASSET      NET       AND UNREALIZED     INCOME                    REALIZED        TAX
      FOR THE          VALUE,     INVESTMENT       GAINS        (LOSS) FROM      NET          GAINS        RETURN
        YEAR          BEGINNING     INCOME      (LOSSES) ON     INVESTMENT    INVESTMENT       ON            OF
       ENDED           OF YEAR    (LOSS)(A)     INVESTMENTS     OPERATIONS      INCOME     INVESTMENTS   CAPITAL(B)
      -------         ---------   ----------   --------------   -----------   ----------   -----------   ----------
MID-CAP GROWTH
12/31/2006             $11.06       $(0.10)        $ 0.26         $ 0.16        $   --       $(0.78)       $   --
12/31/2005              10.35        (0.10)          1.42           1.32            --        (0.61)           --
12/31/2004               9.49        (0.09)          1.45           1.36         (0.04)       (0.46)           --
12/31/2003               7.53        (0.08)          2.06           1.98         (0.02)          --            --
12/31/2002              10.26        (0.08)         (2.62)         (2.70)           --        (0.03)        (0.00)**
SMALL-CAP VALUE
12/31/2006              12.20        (0.04)          1.13           1.09            --        (1.14)           --
12/31/2005              13.40        (0.06)         (0.63)         (0.69)           --        (0.50)        (0.01)
12/31/2004              11.66        (0.04)          2.47           2.43         (0.26)       (0.43)           --
12/31/2003               8.56         0.10           3.34           3.44         (0.28)       (0.03)        (0.03)
12/31/2002(2)           10.00        (0.01)         (1.07)         (1.08)           --        (0.36)           --
SPECIAL EQUITY
12/31/2006              24.73        (0.07)          2.73           2.66            --        (3.50)           --
12/31/2005              26.39        (0.12)          2.75           2.63            --        (4.29)           --
12/31/2004              23.57        (0.10)          2.92           2.82            --           --            --
12/31/2003              16.46        (0.11)          7.22           7.11            --           --            --
12/31/2002              21.89        (0.10)         (5.33)         (5.43)           --           --            --
SMALL-CAP GROWTH
12/31/2006              14.48        (0.14)          1.11           0.97            --        (1.70)        (0.00)**
12/31/2005              15.48        (0.16)          0.17           0.01            --        (1.01)           --
12/31/2004              13.92        (0.16)          1.72           1.56            --           --            --
12/31/2003              10.31        (0.10)          4.06           3.96         (0.24)       (0.08)        (0.03)
12/31/2002(3)           10.00        (0.04)          0.35           0.31            --           --            --
INTERNATIONAL EQUITY
12/31/2006              15.86         0.23           3.89           4.12         (0.44)       (1.98)           --
12/31/2005              15.46         0.23           1.38           1.61         (0.26)       (0.95)           --
12/31/2004              13.33         0.18           2.32           2.50         (0.26)       (0.11)           --
12/31/2003              10.18         0.07           3.25           3.32         (0.17)          --            --
12/31/2002              12.44         0.03          (2.18)         (2.15)        (0.11)          --            --


---------------

(a) Calculated based upon average shares outstanding.
(b) Results from investment related activity occurring between the year end dividend calculation date and the fiscal year end date.
(c) Portfolio turnover of the Series Portfolio or Master Investment Portfolio.

(d) Includes reimbursement of fees at the underlying Series Portfolio/Master Investment Portfolio level.


(e) Portfolio turnover calculation includes effect of buying and selling TBA securities used in dollar roll transactions at the underlying Series Portfolio level. Refer to the Notes to Financial Statements which accompany the Portfolios' annual report.

*   Annualized.
**  Amount rounds to less than one penny per share.

(1) Commencement of Operations, June 3, 2005.

(2) Commencement of Operations, July 10, 2002.

(3) Commencement of Operations, August 9, 2002.

                                                                            RATIOS TO AVERAGE NET ASSETS
                                                           --------------------------------------------------------------
                           NET                                                                                  NET
              TOTAL       ASSET                            EXPENSES,    EXPENSES, INCLUDING      NET         INVESTMENT
            DIVIDENDS     VALUE,                           INCLUDING      THE PORTFOLIOS      INVESTMENT   INCOME (LOSS)
               AND        END OF   TOTAL    NET ASSETS,       THE             (NET OF           INCOME        (NET OF
          DISTRIBUTIONS    YEAR    RETURN   END OF YEAR    PORTFOLIOS     REIMBURSEMENT)        (LOSS)     REIMBURSEMENT)
          -------------   ------   ------   ------------   ----------   -------------------   ----------   --------------
             $(0.78)      $10.44    1.58%   $123,994,883      1.34%            1.34%(d)          (0.90)%       (0.90)%
              (0.61)       11.06   12.69     123,571,226      1.36             1.34(d)           (0.99)        (0.97)
              (0.50)       10.35   14.66     103,629,226      1.39             1.35(d)           (0.93)        (0.89)
              (0.02)        9.49   26.33      81,549,652      1.42             1.35(d)           (0.96)        (0.89)
              (0.03)        7.53   (26.35)    12,179,460      2.00             1.35              (1.63)        (0.98)
              (1.14)       12.15    8.98     104,627,088      1.47             1.45(d)           (0.35)        (0.33)
              (0.51)       12.20   (5.23)    100,733,751      1.49             1.46(d)           (0.53)        (0.50)
              (0.69)       13.40   20.98      86,072,295      1.53             1.49(d)           (0.36)        (0.32)
              (0.34)       11.66   40.36      41,502,990      1.69             1.50(d)            0.78          0.97
              (0.36)        8.56   (10.80)     1,809,678      9.39*        1.50*                 (8.04)*       (0.15)*
              (3.50)       23.89   11.14     408,545,538      1.42             1.42              (0.28)        (0.28)
              (4.29)       24.73    9.90     454,817,759      1.43             1.43(d)           (0.48)        (0.48)
                 --        26.39   11.96     441,213,798      1.41             1.41              (0.42)        (0.42)
                 --        23.57   43.20     398,345,273      1.43             1.43              (0.60)        (0.60)
                 --        16.46   (24.81)   325,208,117      1.41             1.41              (0.51)        (0.51)
              (1.70)       13.75    8.03      51,453,869      1.87             1.55(d)           (1.26)        (0.94)
              (1.01)       14.48   (0.11)     44,003,170      1.63             1.55(d)           (1.14)        (1.06)
                 --        15.48   11.21      46,810,421      1.63             1.55(d)           (1.24)        (1.16)
              (0.35)       13.92   38.60      33,794,596      1.76             1.55(d)           (0.96)        (0.75)
                 --        10.31    3.10         678,003     28.77*        1.55*                (28.12)*       (0.90)*
              (2.42)       17.56   26.65     673,061,994      1.44             1.40(d)            1.25          1.29
              (1.21)       15.86   10.67     614,991,456      1.46             1.40(d)            1.47          1.53
              (0.37)       15.46   18.98     558,771,808      1.44             1.40               1.28          1.32
              (0.17)       13.33   32.87     426,967,431      1.45             1.40               0.56          0.61
              (0.11)       10.18   (17.31)   265,654,055      1.45             1.40               0.26          0.31


            PORTFOLIO
           TURNOVER(C)
           -----------
               151%
               142
               223
               100
               138
               105
               143
                42
                40
                26
                86
                92
               103
               103
               109
               173
               183
                84
                81
                68
                81
                94
               171
                23
                25

STRATEGIC ALLOCATION FUNDS:


                                                INCOME (LOSS) FROM
                                               INVESTMENT OPERATIONS                    DIVIDENDS AND DISTRIBUTIONS FROM
                                              -----------------------                  ----------------------------------
                                                              NET
                                                            REALIZED
                                NET ASSET        NET          AND       TOTAL INCOME                  NET
           FOR THE                VALUE,      INVESTMENT   UNREALIZED   (LOSS) FROM       NET       REALIZED      TAX
            YEAR               BEGINNING OF     INCOME       GAINS       INVESTMENT    INVESTMENT   CAPITAL    RETURN OF
            ENDED                  YEAR       (LOSS)(A)     (LOSSES)     OPERATIONS      INCOME      GAINS     CAPITAL(B)
           -------             ------------   ----------   ----------   ------------   ----------   --------   ----------
SHORT HORIZON
12/31/2006                        $10.67        $0.41        $ 0.12        $ 0.53        $(0.42)     $(0.09)     $(0.00)*
12/31/2005                         10.86         0.36         (0.11)         0.25         (0.37)      (0.07)         --
12/31/2004                         10.85         0.38          0.07          0.45         (0.39)      (0.05)         --
12/31/2003                         10.65         0.37          0.33          0.70         (0.38)      (0.12)         --
12/31/2002                         10.71         0.45         (0.08)         0.37         (0.43)      (0.00)*     (0.00)*
SHORT INTERMEDIATE HORIZON
12/31/2006                          9.85         0.34          0.32          0.66         (0.35)      (0.27)         --
12/31/2005                          9.95         0.30          0.02          0.32         (0.30)      (0.12)         --
12/31/2004                          9.63         0.28          0.31          0.59         (0.27)         --          --
12/31/2003                          8.84         0.27          0.78          1.05         (0.26)         --       (0.00)*
12/31/2002                          9.38         0.36         (0.55)        (0.19)        (0.35)         --       (0.00)*
INTERMEDIATE HORIZON
12/31/2006                         11.55         0.35          0.65          1.00         (0.36)      (0.65)      (0.00)*
12/31/2005                         11.61         0.31          0.17          0.48         (0.30)      (0.24)         --
12/31/2004                         11.02         0.26          0.58          0.84         (0.25)         --          --
12/31/2003                          9.73         0.24          1.28          1.52         (0.23)         --       (0.00)*
12/31/2002                         10.85         0.30         (1.13)        (0.83)        (0.29)         --       (0.00)*
INTERMEDIATE LONG HORIZON
12/31/2006                         12.32         0.32          0.96          1.28         (0.33)      (0.65)         --
12/31/2005                         12.02         0.27          0.36          0.63         (0.27)      (0.06)         --
12/31/2004                         11.14         0.20          0.87          1.07         (0.19)         --          --
12/31/2003                          9.39         0.18          1.74          1.92         (0.17)         --       (0.00)*
12/31/2002                         10.94         0.20         (1.56)        (1.36)        (0.19)         --       (0.00)*
LONG HORIZON
12/31/2006                         10.81         0.24          1.08          1.32         (0.24)      (0.71)         --
12/31/2005                         10.41         0.20          0.48          0.68         (0.20)      (0.08)         --
12/31/2004                          9.46         0.12          0.94          1.06         (0.11)         --          --
12/31/2003                          7.66         0.09          1.80          1.89         (0.09)         --       (0.00)*
12/31/2002                          9.62         0.03         (1.96)        (1.93)        (0.03)         --       (0.00)*


---------------

(a) Calculated based upon average shares outstanding.

(b) Results from investment related activity occurring between year end dividend calculation and the fiscal year end.

(c) Ratios exclude expenses incurred by the underlying Funds.

*   Amount rounds to less than one penny per share.

                                                RATIOS TO AVERAGE NET ASSETS
                                                ----------------------------
              TOTAL                                                 NET
            DIVIDENDS     NET ASSET                              INVESTMENT    PORTFOLIO
               AND        VALUE, END   TOTAL                       INCOME      TURNOVER    NET ASSETS,
          DISTRIBUTIONS    OF YEAR     RETURN    EXPENSES(C)       (LOSS)        RATE      END OF YEAR
          -------------   ----------   ------   -------------   ------------   ---------   ------------
             $(0.51)        $10.69       5.03%       0.13%          3.86%          59%     $155,014,294
              (0.44)         10.67       2.28        0.20           3.36           57       164,512,974
              (0.44)         10.86       4.20        0.20           3.45           50       156,324,166
              (0.50)         10.85       6.61        0.20           3.44          189       135,156,416
              (0.43)         10.65       3.51        0.20           4.22           49        99,801,527

              (0.62)          9.89       6.86        0.13           3.43           57       162,537,925
              (0.42)          9.85       3.23        0.20           3.05           60       165,746,088
              (0.27)          9.95       6.19        0.20           2.93           68       142,991,973
              (0.26)          9.63      12.04        0.20           2.97          127       105,598,622
              (0.35)          8.84      (2.06)       0.20           4.02           48        69,681,833

              (1.01)         11.54       8.81        0.13           3.01           70       676,164,389
              (0.54)         11.55       4.17        0.20           2.72           54       646,030,328
              (0.25)         11.61       7.70        0.20           2.34           45       550,075,729
              (0.23)         11.02      15.75        0.20           2.32          216       440,757,782
              (0.29)          9.73      (7.71)       0.20           2.96           57       264,612,412

              (0.98)         12.62      10.56        0.13           2.54           59       661,319,459
              (0.33)         12.32       5.29        0.20           2.23           46       643,127,158
              (0.19)         12.02       9.71        0.20           1.79           53       595,441,625
              (0.17)         11.14      20.61        0.20           1.80          118       463,741,208
              (0.19)          9.39     (12.53)       0.20           1.94           50       288,039,961

              (0.95)         11.18      12.32        0.13           2.10           76       405,014,248
              (0.28)         10.81       6.52        0.20           1.91           47       395,717,868
              (0.11)         10.41      11.29        0.20           1.24           50       347,138,774
              (0.09)          9.46      24.70        0.20           1.11          132       253,400,590
              (0.03)          7.66     (20.06)       0.20           0.40           43       145,748,617

                     (This page intentionally left blank.)

                                                                      APPENDIX A

                           STRATEGIC ALLOCATION FUNDS

As described in the prospectus, under normal market conditions the assets of each Strategic Allocation Fund are invested in Bond, Stock, and Money Market Funds approximately as follows:

                                                                   LONG-TERM EXPECTED AVERAGE ALLOCATIONS
                                                 --------------------------------------------------------------------------
                                                           BOND                    STOCK                 MONEY MARKET
                                                          FUNDS                    FUNDS                     FUND
---------------------------------------------------------------------------------------------------------------------------
                 SHORT HORIZON                             88%                      10%                       2%
---------------------------------------------------------------------------------------------------------------------------
           SHORT/INTERMEDIATE HORIZON                      68%                      30%                       2%
---------------------------------------------------------------------------------------------------------------------------
              INTERMEDIATE HORIZON                         48%                      50%                       2%
---------------------------------------------------------------------------------------------------------------------------
           INTERMEDIATE/LONG HORIZON                       28%                      70%                       2%
---------------------------------------------------------------------------------------------------------------------------
                  LONG HORIZON                              8%                      90%                       2%
---------------------------------------------------------------------------------------------------------------------------

Diversified selects the underlying Funds and the relative amounts to be invested in them. The Bond Funds reflect a mix of short-term bonds, intermediate-term bonds, and high yield bonds. The Stock Funds reflect a mix of large, mid, and small cap domestic stocks as well as international stocks.

Currently, Diversified seeks to allocate a Strategic Allocation Fund's bond investments among sub-asset classes according to the following target percentages, under normal market conditions:

--------------------------------------------------------------------------------------------------------------------------
                                                     POTENTIAL ASSET                         UNDERLYING
SUB-ASSET CLASS                                      ALLOCATION RANGE                     FUNDS AVAILABLE
--------------------------------------------------------------------------------------------------------------------------
            INTERMEDIATE-TERM BONDS                       50-70%                           Core Bond Fund
                                                                                         Total Return Bond
--------------------------------------------------------------------------------------------------------------------------
                SHORT-TERM BONDS                          20-40%                       High Quality Bond Fund
                                                                                Inflation-Protected Securities Fund
--------------------------------------------------------------------------------------------------------------------------
                HIGH-YIELD BONDS                          0-20%                         High Yield Bond Fund
--------------------------------------------------------------------------------------------------------------------------

Currently, Diversified seeks to allocate a Strategic Allocation Fund's stock investments among sub-asset classes according to the following target percentages, under normal market conditions:

--------------------------------------------------------------------------------------------------------------------------
                                                     POTENTIAL ASSET                         UNDERLYING
SUB-ASSET CLASS                                      ALLOCATION RANGE                     FUNDS AVAILABLE
--------------------------------------------------------------------------------------------------------------------------
                LARGE CAP STOCKS                          55-75%                          Stock Index Fund
                                                                                        Growth & Income Fund
                                                                                        Value & Income Fund
                                                                                             Value Fund
                                                                                         Equity Growth Fund
                                                                                       Aggressive Equity Fund
--------------------------------------------------------------------------------------------------------------------------
            SMALL AND MID CAP STOCKS                      12-25%                        Mid-Cap Growth Fund
                                                                                         Mid-Cap Value Fund
                                                                                        Small-Cap Value Fund
                                                                                        Special Equity Fund
                                                                                       Small-Cap Growth Fund
--------------------------------------------------------------------------------------------------------------------------
              INTERNATIONAL STOCKS                        15-30%                     International Equity Fund
--------------------------------------------------------------------------------------------------------------------------

In the short term, actual asset allocations may vary due to short term changes in cash flows caused by purchases and redemptions in the Funds. Under normal circumstances each Strategic Allocation Fund invests in the Money Market Fund in minimal amounts for cash management and liquidity purposes. However, Diversified may allocate the assets of each Strategic Allocation Fund without limit to the Money Market Fund in attempting to respond to adverse market, political or other conditions or to process a large purchase or redemption within a Strategic Allocation Fund.

The Strategic Allocation Funds are not required to invest in all of the underlying funds available, nor are they required to invest in any particular underlying fund. Diversified may change the overall asset allocations between Bond and Stock Funds at any time to reflect its current strategy for asset allocation, and also may change the relative amounts invested in a particular sub-asset class, at any time. From time to time, Diversified may select new or different underlying Funds than those listed on this Appendix A, without prior approval or notice to shareholders.

                     (This page intentionally left blank.)

                                                                      APPENDIX B

           INSTRUCTIONS FOR PURCHASES AND SALES FROM THE DISTRIBUTOR

PURCHASES

Initial and subsequent purchases may be made by check or wire transfer. Checks should be in U.S. dollars and drawn on a U.S. bank. Checks for shares of the Money Market, Bond, Balanced and Stock Funds should be made payable to The Diversified Investors Funds Group and mailed to:

        The Diversified Investors Funds Group
        4 Manhattanville Road
        Purchase, New York 10577

Checks for shares of the Strategic Allocation Funds should be made payable to The Diversified Strategic Allocation Funds and mailed to:

        The Diversified Investors Funds Group II
        4 Manhattanville Road
        Purchase, New York 10577

In the case of an initial purchase, the check must be accompanied by a completed Account Application. If shares are purchased with a check that does not clear, the purchase will be canceled and any losses or fees incurred in the transaction will be the responsibility of the investor. If shares are purchased with a check and a redemption request relating to such shares is received within fifteen days of such purchase, the redemption proceeds will be paid only when the check clears.

If you would like to purchase shares in a Fund by a wire transfer, please call
(800) 755-5801 for wire transfer instructions and direct your bank to transmit immediately available funds in accordance with such instructions. Investors who make initial purchases by wire transfer must complete an Account Application and mail it to The Diversified Investors Fund Group (in case of a purchase of a Money Market, Bond, Balanced or Stock Fund) or The Diversified Investors Strategic Allocation Funds (in case of a purchase of a Strategic Allocation
Fund), in each case at the address above.

SALES (REDEMPTIONS)

Redemption requests may be made by mail and, in certain circumstances, telephone. The proceeds of the redemption will be sent by mail or, if authorized on the Account Application, wire transfer.

Redemption requests by mail must specify the dollar amount or number of shares to be redeemed, the account number and the name of the Fund. The redemption request must be signed in exactly the same way that the account is registered. If there is more than one owner of the shares, each owner must sign the redemption request.

Requests to redeem shares in any of the Money Market, Bond, Balanced or Stock Funds should be mailed to The Diversified Investors Funds Group at:

        The Diversified Investors Fund Group
        4 Manhattanville Road
        Purchase, New York 10577

Requests to redeem shares in any of the Strategic Allocation Funds should be mailed to The Diversified Investors Strategic Allocation Funds at:

        The Diversified Investors Strategic Allocation Funds
        4 Manhattanville Road
        Purchase, New York 10577

You may redeem shares by telephone if you authorized telephone redemptions on your Account Application. The Funds reserve the right to refuse telephone redemptions and may limit the number of telephone redemptions or the amount that can be redeemed by telephone at any time.

The Statement of Additional Information (SAI) provides more details about the Funds and their policies. The SAI is incorporated by reference into this prospectus and is legally part of it.

Additional information about each Fund's investments is available in the Funds' Annual and Semi-Annual Reports to Shareholders. In the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance.

The Annual and Semi-Annual Reports for the Funds list their portfolio holdings and describe their performance.

To obtain free copies of the SAI and the Annual and Semi-Annual Reports or to make other inquiries, please call toll free (800) 755-5801. You may also obtain copies of these documents from the Funds' website at http://divinvest.com.

The SAI is also available from the Securities and Exchange Commission. You can find it on the SEC Internet site at http://www.sec.gov. Information about the Funds (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. You can get information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are available in the EDGAR database on the Commission's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

SEC file numbers: 811-07674
                  811-07495

Prospectus

                   THE DIVERSIFIED INSTITUTIONAL FUNDS GROUP
            THE DIVERSIFIED INSTITUTIONAL STRATEGIC ALLOCATION FUNDS

                     Diversified Investment Advisors, Inc.,
                               investment adviser

MONEY MARKET FUND
Diversified Institutional Money Market Fund

BOND FUNDS
Diversified Institutional High Quality Bond Fund
Diversified Institutional Inflation-Protected Securities Fund
Diversified Institutional Core Bond Fund
Diversified Institutional Total Return Bond Fund
Diversified Institutional High Yield Bond Fund

BALANCED FUND
Diversified Institutional Balanced Fund

STOCK FUNDS
Diversified Institutional Value & Income Fund
Diversified Institutional Value Fund
Diversified Institutional Stock Index Fund
Diversified Institutional Growth & Income Fund
Diversified Institutional Equity Growth Fund
Diversified Institutional Aggressive Equity Fund
Diversified Institutional Mid-Cap Value Fund
Diversified Institutional Mid-Cap Growth Fund
Diversified Institutional Small-Cap Value Fund
Diversified Institutional Special Equity Fund
Diversified Institutional Small-Cap Growth Fund
Diversified Institutional International Equity Fund

STRATEGIC ALLOCATION FUNDS
Institutional Short Horizon Strategic Allocation Fund
Institutional Short/Intermediate Horizon Strategic Allocation Fund Institutional Intermediate Horizon Strategic Allocation Fund
Institutional Intermediate/Long Horizon Strategic Allocation Fund
Institutional Long Horizon Strategic Allocation Fund

The mutual funds described in this prospectus are designed to meet a variety of investment goals. The Funds employ a wide range of stock and bond strategies covering the full risk/reward spectrum. You may choose to allocate your investment among the Stock, Bond and Money Market Funds, which each invest in securities through an underlying mutual fund, or you may choose to invest in a
Strategic Allocation Fund. The Strategic Allocation Funds invest in combinations of the other Funds determined by Diversified Investment Advisors. No Fund, by itself, is a complete investment program.

                   The Securities and Exchange Commission has
                  not approved or disapproved these securities
          or passed upon the adequacy or accuracy of this prospectus, and any representation to the contrary
                             is a criminal offense.

May 1, 2007

TABLE OF CONTENTS

                                                              PAGE
                                                              ----
The Funds at a Glance.......................................  2
     Money Market Fund......................................  2
     Bond Funds.............................................  5
     Balanced Fund..........................................  15
     Stock Funds............................................  20
     Strategic Allocation Funds.............................  41
Shareholder Services........................................  51
     How to Reach the Funds.................................  51
     How to Purchase Shares.................................  51
     Frequent Purchases and Sales of Fund Shares............  52
     How the Price of Your Shares is Calculated.............  53
     How to Sell Shares.....................................  53
     Shareholder Services and Policies......................  54
Dividends and Distributions.................................  55
Tax Matters.................................................  55
Management..................................................  56
More About the Funds........................................  68
     Money Market Fund......................................  69
     Bond Funds.............................................  70
     Balanced Fund..........................................  73
     Stock Funds............................................  73
     Strategic Allocation Funds.............................  78
     More About Risks.......................................  78
General Information.........................................  83
Appendix A -- Strategic Allocation Funds....................  A-1
Appendix B -- Instructions for Purchases and Sales from the
  Distributor...............................................  B-1

THE FUNDS AT A GLANCE
                                                               MONEY MARKET FUND

DIVERSIFIED INSTITUTIONAL MONEY MARKET FUND

THIS SUMMARY BRIEFLY DESCRIBES THE MONEY MARKET FUND AND THE PRINCIPAL RISKS OF INVESTING IN IT.

FUND GOAL

The Fund's goal is to provide liquidity and as high a level of income as is consistent with the preservation of capital.

MAIN INVESTMENT STRATEGIES

The Fund invests primarily in high quality, short-term money market instruments. These instruments include short-term U.S. government obligations, corporate bonds and notes, bank obligations (such as certificates of deposit and bankers' acceptances), commercial paper and repurchase agreements. The Fund may invest more than 25% of its total assets in obligations of U.S. banks.

The Fund is subject to SEC industry regulations applicable to money market funds. These regulations require that the Fund's investments mature or be deemed to mature within 397 days from the date of acquisition, that the average maturity of the Fund's investments (on a dollar-weighted basis) be ninety days or less, and that all of the Fund's investments be in U.S. dollar-denominated high quality securities which have been determined by the Fund to present minimal credit risks.

The Fund invests in securities through an underlying mutual fund (called a Portfolio) having the same investment goals and strategies. All references in this prospectus to the Fund include the Fund's underlying Portfolio, unless otherwise noted.

MAIN RISKS

The value of the Fund's shares will change under certain circumstances. This means that your Fund shares may be worth more or less when you sell them than when you bought them. You may lose money if you invest in the Fund.

     - The Fund's rate of income will vary from day to day depending on short-term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are low, as they have been recently, the Fund's expenses could absorb all or a significant portion of the Fund's income.

     - The Fund does not maintain a stable net asset value of $1.00 per share and does not declare dividends on a daily basis (many money market funds do). Undeclared investment income, or a default on a portfolio security, may cause the Fund's net asset value to fluctuate.

     - If the Fund concentrates in U.S. bank obligations, the Fund will be particularly sensitive to adverse events affecting U.S. banks. Banks are sensitive to changes in money market and general economic conditions, as well as decisions by regulators that can affect banks' profitability.

Please note that an investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO MAY WANT TO INVEST

Consider investing in the Money Market Fund if you are a conservative investor who is seeking liquidity and preservation of capital.

FUND PERFORMANCE

The following bar chart and tables can help you evaluate the risks of investing in the Fund, and how the Fund's returns have varied over time.

     -  The bar chart shows changes in the Fund's performance from year to year.

     - The tables show the Fund's best and worst quarters during the years covered by the bar chart, and how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Please remember that, unlike the Fund, the market index does not include the costs of buying and selling securities and other Fund expenses.

When you consider this information, please remember that the Fund's past performance is not necessarily an indication of how it will perform in the future.

MONEY MARKET FUND
TOTAL RETURN
(per calendar year)
2001 - 2006

[TOTAL RETURN BAR CHART]

                                                              MONEY MARKET FUND
                                                              -----------------
2001                                                                3.84
2002                                                                1.48
2003                                                                0.88
2004                                                                0.94
2005                                                                2.78
2006                                                                4.62

-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest             1.37%             March 31, 2001
-----------------------------------------------------------------
      Lowest              0.16%             June 30, 2004
-----------------------------------------------------------------


--------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2006)
--------------------------------------------------------------------------
                                                        Since Inception
                         1 Year           5 Year         September 2000
--------------------------------------------------------------------------
 Money Market Fund     4.62%            2.14%                2.61%
--------------------------------------------------------------------------
     Citigroup
      3-Month
   T-Bill Index        4.76%            2.35%                2.83%
--------------------------------------------------------------------------

FUND FEES AND EXPENSES

THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE MONEY MARKET FUND.


    ---------------------------------------------------------------------------------
     SHAREHOLDER FEES (fees paid directly from your investment)
    ---------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed on Purchases                    None
    ---------------------------------------------------------------------------------
     Maximum Deferred Sales Charge (Load)                                None
    ---------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed on Reinvested Dividends         None
    ---------------------------------------------------------------------------------
     Redemption Fee                                                      None
    ---------------------------------------------------------------------------------
     Exchange Fee                                                        None
    ---------------------------------------------------------------------------------
     ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) as a % of average net assets(1)
    ---------------------------------------------------------------------------------
     Advisory Fee                                                       0.25%
    ---------------------------------------------------------------------------------
     Distribution (12b-1) Fees                                          0.25%
    ---------------------------------------------------------------------------------
     Other Expenses
    ---------------------------------------------------------------------------------
           Administrative Services Fee                                  0.05%
    ---------------------------------------------------------------------------------
           Miscellaneous Expenses                                       0.07%
    ---------------------------------------------------------------------------------
     Total Other Expenses                                               0.12%
    ---------------------------------------------------------------------------------
     TOTAL ANNUAL FUND OPERATING EXPENSES                               0.62%
    ---------------------------------------------------------------------------------
     Fee Waiver and/or Expense Reimbursement(2)                         0.12%
    ---------------------------------------------------------------------------------
     NET EXPENSES                                                       0.50%
    ---------------------------------------------------------------------------------

   (1) The Fund invests in securities through an underlying mutual fund. This table and the example below reflect the expenses of the Fund and that underlying fund.
   (2) The Adviser has contractually agreed to reimburse certain of the Fund's expenses. Each of these agreements has a term of 10 years from the date of this prospectus.

EXAMPLE

The following example is intended to help you compare the cost of investing in the Money Market Fund to the cost of investing in other mutual funds. The example assumes that:

     -  you invest $10,000 in the Fund for the time periods indicated; and

     -  you then sell all your shares at the end of those periods.

The example also assumes that:

     -  your investment has a 5% return each year; and

     - the Fund's operating expenses shown in the table above, after fee waivers and reimbursements, remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

  -----------------------------------------------------------------------
       1 YEAR            3 YEARS           5 YEARS          10 YEARS
  -----------------------------------------------------------------------
         $51              $160              $280              $628
  -----------------------------------------------------------------------

                                                                      BOND FUNDS

DIVERSIFIED INSTITUTIONAL HIGH QUALITY BOND FUND
DIVERSIFIED INFLATION-PROTECTED SECURITIES FUND

DIVERSIFIED INSTITUTIONAL CORE BOND FUND


DIVERSIFIED INSTITUTIONAL TOTAL RETURN BOND FUND

DIVERSIFIED INSTITUTIONAL HIGH YIELD BOND FUND

THIS SUMMARY BRIEFLY DESCRIBES THE BOND FUNDS AND THE PRINCIPAL RISKS OF INVESTING IN THEM.

FUND GOALS

HIGH QUALITY BOND FUND              The Fund's goal is to provide a high
                                    risk-adjusted return while focusing on the preservation of capital.

INFLATION-PROTECTED SECURITIES FUND The Fund's goal is to seek maximum real return consistent with the preservation of capital.


CORE BOND FUND                      The Fund's goal is to achieve maximum total
                                    return.



TOTAL RETURN BOND FUND              The Fund's goal is to maximize long term
                                    total return.


HIGH YIELD BOND FUND                The Fund's goal is to provide a high level
                                    of current income.

MAIN INVESTMENT STRATEGIES

HIGH QUALITY BOND FUND

The High Quality Bond Fund invests primarily in a diverse portfolio of high quality bonds and other debt securities with short and intermediate maturities. Under normal circumstances the Fund invests at least 80% of its net assets in high quality bonds and related investments.

The Fund considers securities rated BBB- or better by Standard & Poor's or Fitch or Baa or better by Moody's (and securities that the Fund's advisers believe are of comparable quality) to be high quality.

The dollar-weighted average effective maturity of the Fund generally does not exceed three years under normal circumstances.

INFLATION-PROTECTED SECURITIES FUND

The Inflation-Protected Securities Fund invests primarily in inflation-protected securities issued by the U.S. Government, its agencies and instrumentalities. The Fund also invests in inflation-protected securities of U.S. corporations, foreign governments, and other foreign issuers. Under normal circumstances the Fund invests at least 80% of its net assets in inflation-protected securities and related investments.

The Fund invests primarily in investment-grade securities. The Fund considers securities rated at least BBB by Standard & Poor's or Fitch or Baa by Moody's (and securities of comparable quality as determined by the Fund's advisers) to be investment grade securities.


The Fund seeks to maintain an average portfolio duration that is within +/-20% of the duration of the Lehman U.S. TIPS Index, an index of inflation-protected securities. As of March 31, 2007, the duration of the index was 6.52 years. The Fund may invest in securities of any maturity.



CORE BOND FUND



The Core Bond Fund invests primarily in investment grade debt securities and U.S. government obligations (including mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities). The Fund also invests in securities of foreign issuers. Under normal circumstances the Fund invests at least 80% of its net assets in bonds and related investments.



Investment grade debt securities carry a rating of at least BBB from Standard & Poor's or Fitch or Baa from Moody's or are of comparable quality as determined by the Fund's advisers.



The Fund's dollar-weighted average effective maturity generally is between five and fifteen years (and does not exceed thirty years) under normal circumstances.


TOTAL RETURN BOND FUND

The Total Return Bond Fund invests primarily in investment grade debt securities and U.S. government obligations (including mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities). The Fund also invests in securities of foreign issuers. Under normal circumstances the Fund invests at least 80% of its net assets in bonds and related investments.

The Fund considers securities rated at least BBB by Standard & Poor's or Fitch or Baa by Moody's (and securities of comparable quality as determined by the fund's advisers) to be investment grade securities.


The Fund's dollar-weighted average effective maturity generally is between five and fifteen years under normal circumstances.


HIGH YIELD BOND FUND

The High Yield Bond Fund invests primarily in high-yielding, income producing debt securities and preferred stocks. Under normal circumstances the Fund invests at least 80% of its net assets in high-yield bonds and related investments.

High yield securities usually are lower-rated debt securities, commonly referred to as "junk bonds." Investing in junk bonds is an aggressive approach to income investing.

ALL BOND FUNDS

Each of the Bond Funds may, but is not required to, engage in certain investment strategies involving derivatives. These investment strategies may be employed in connection with hedging activities and to generate income.

Each Fund invests in securities through an underlying mutual fund (called a Portfolio) having the same investment goals and strategies. All references in this prospectus to a Fund includes that Fund's underlying Portfolio, unless otherwise noted.

MAIN RISKS

The value of each Fund's shares will change daily as the value of its underlying securities change. This means that your Fund shares may be worth more or less when you sell them than when you bought them. You may lose money if you invest in these Funds.

     - MARKET RISK. This is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions, or due to a company's individual situation. The value of certain securities held by the Funds, particularly those held by the High-Yield Bond Fund, may be quite volatile.

     - INTEREST RATE RISK. In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. A change in interest rates could cause a Fund's share price to go down. Generally, the longer the average maturity of the bonds in a Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

     - PREPAYMENT AND EXTENSION RISK. The issuers of debt securities held by a Fund may be able to prepay principal due on the securities, particularly during periods of declining interest rates. The

        Fund may not be able to reinvest that principal at attractive rates. The Fund would also lose the benefit of falling interest rates on the price of the repaid bond. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. Also, rising interest rates may cause prepayments to occur at slower than expected rates. This effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's share price more volatile. Mortgage-backed securities are particularly susceptible to prepayment and extension risk and their prices may be volatile.

     - CREDIT RISK. Some issuers may not make payments on debt securities held by a Fund, causing a loss. Or, an issuer's financial condition may deteriorate, lowering the credit quality of a security and leading to greater volatility in the price of the security and in shares of a Fund. Investments held by the High-Yield Bond Fund will be particularly susceptible to credit risk. U.S. government securities are generally considered to be subject to less credit risk. Investors should note that while securities issued by certain U.S. government agencies are guaranteed by the U.S. government, securities issued by many U.S. government agencies are not guaranteed by the U.S. government.

     - INFLATION-PROTECTED SECURITIES RISK. Market values of inflation-protected securities can be affected by changes in the market's inflation expectations or changes in real rates of interest. If real interest rates rise, the value of inflation-protected securities held by the Fund will decline. Moreover, because the principal amount of inflation-protected securities may be adjusted downward during a period of deflation to the original par value, the Fund will be subject to deflation risk with respect to its investments in these securities. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.

     - FOREIGN SECURITIES. Investments in foreign securities involve risks relating to adverse political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on Fund investments, currency exchange controls and other limitations on the use or transfer of Fund assets and political or social instability. There may be rapid changes in the value of foreign currencies or securities, causing a Fund's share price to be volatile. Also, in certain circumstances, a Fund could realize reduced or no value in U.S. dollars from its investments in foreign securities, causing the Fund's share price to go down.

     - PORTFOLIO SELECTION. The advisers of the Funds may not pick securities that perform well because they are unable to predict accurately the direction of interest rates or the repayment of certain debt obligations or to assess accurately fundamental changes affecting credit quality or other factors. In that case, investors in a Fund may lose money, or their investment in a Fund may not do as well as investments in other fixed income funds.

     - DERIVATIVES. Each Fund may, but is not required to, engage in certain investment strategies involving derivatives (such as options, futures, swaps and forward currency contracts). These investment strategies generally are employed in connection with hedging activities, but may also be used to generate income. The success or failure of a hedging transaction will depend on the advisers' ability to predict movements in the hedge, the investment being hedged and the market in general (and the correlation between these factors). If these predictions are wrong, or if the derivatives do not work as anticipated, the Fund could suffer greater losses than if the Fund had not used derivatives. Derivatives may not be available on terms that make economic sense (for example, they may be too costly), and, when used, their transaction costs and premiums may adversely affect Fund performance. These techniques may increase the Fund's volatility and may involve a small investment of cash relative to the magnitude of the risk being taken.

     - PORTFOLIO TURNOVER. The Inflation-Protected Securities, Core Bond, and Total Return Bond Funds had annual portfolio turnover rates in 2006 in excess of 100%. Trading securities may produce capital gains, which are taxable when distributed to investors with non-tax-sheltered accounts. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that a Fund pays when it buys and sells securities which may increase a Fund's expenses and affect performance.


Please note that an investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO MAY WANT TO INVEST

Consider investing in the Bond Funds if you are seeking current income (or, for the Total Return Bond Fund and Core Bond Fund, high total return, meaning the total return on your investment, including both income and growth of capital). You should not invest in the Bond Funds to play short-term swings in the bond market. Consider the HIGH QUALITY BOND FUND if you are seeking a higher yield than a money market fund through investments in high quality, short-term debt securities. Consider the INFLATION-PROTECTED SECURITIES FUND if you are concerned about protecting your investment from the adverse effects of inflation and are seeking a "real" rate of return (i.e., greater than the inflation rate). Consider the TOTAL RETURN BOND FUND if you are seeking a core bond fund that strives to maximize the combination of price appreciation and current income and are willing to accept somewhat greater risk in exchange for the prospect of greater returns. Consider the CORE BOND FUND if you are seeking a higher level of current income than is generally available from short-term securities and are willing to accept the greater price fluctuations associated with higher levels of income. Consider the HIGH YIELD BOND FUND if you are seeking a higher level of current income than is generally available from a higher quality bond fund and are willing to accept significant price volatility and risk of loss.

FUND PERFORMANCE

The following bar chart and tables can help you evaluate the risks of investing in the Funds, and how the Funds' returns have varied over time.

     -  The bar chart shows changes in the Funds' performance from year to year.

     - The tables show the Funds' best and worst quarters during the years covered by the bar chart, and how the Funds' average annual returns for the periods indicated compare to those of a broad measure of market performance. Please remember that, unlike the Funds, the market indices do not include the costs of buying and selling securities and other Fund expenses.

When you consider this information, please remember that a Fund's past performance is not necessarily an indication of how it will perform in the future.

HIGH QUALITY BOND FUND

TOTAL RETURN
(per calendar year)
2001 - 2006
[HIGH QUALITY BOND FUND BAR CHART]

                                                                        HIGH QUALITY BOND FUND
                                                                        ----------------------
2001                                                                             8.05
2002                                                                             6.03
2003                                                                             2.04
2004                                                                             1.20
2005                                                                             1.71
2006                                                                             4.10

-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest             3.47%           September 30, 2001
-----------------------------------------------------------------
      Lowest             -1.10%             June 30, 2004
-----------------------------------------------------------------


--------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2006)
--------------------------------------------------------------------------
                                                        Since Inception
                         1 Year           5 Year         September 2000
--------------------------------------------------------------------------
   High Quality
     Bond Fund         4.10%            3.00%                4.16%
--------------------------------------------------------------------------
   Merrill Lynch
     1-3 Year
  Treasury Index       3.96%            2.82%                4.07%
--------------------------------------------------------------------------

INFLATION-PROTECTED SECURITIES FUND*

TOTAL RETURN
(per calendar year)
2001 - 2006
[INFLATION-PROTECTED SECURITIES CHART]

                                                                   INTERMEDIATE GOVERNMENT BOND FUND
                                                                   ---------------------------------
2001                                                                             6.66
2002                                                                             8.05
2003                                                                             1.33
2004                                                                             1.30
2005                                                                             1.09
2006                                                                             3.25


-----------------------------------------------------------------
HIGHEST AND LOWEST RETURNS
(for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest             3.77%           September 30, 2001
-----------------------------------------------------------------
      Lowest             -2.33%             June 30, 2004
-----------------------------------------------------------------


---------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2006)
---------------------------------------------------------------------------
                                                         Since Inception
                          1 Year           5 Year         September 2000
---------------------------------------------------------------------------
Inflation-Protected
  Securities Fund       3.25%            2.97%                4.00%
---------------------------------------------------------------------------
    Lehman Bros.
 Intermediate Gov.
     Bond Index         3.84%            3.92%                5.19%
---------------------------------------------------------------------------
    Lehman U.S.
     TIPS Index         0.41%            7.19%                7.63%
---------------------------------------------------------------------------


* Prior to May 1, 2007, the Inflation-Protected Securities Fund had a different investment objective and strategy and was named Diversified Institutional Intermediate Government Bond Fund. The Fund's performance prior to May 1, 2007 does not necessarily represent results that would have been obtained had the current investment objective and strategy been in effect for all periods.

TOTAL RETURN BOND FUND

TOTAL RETURN
(per calendar year)
2006
[TOTAL RETURN BOND FUND CHART]

                                                                         GROWTH & INCOME FUND
                                                                         --------------------
2006                                                                             4.72
'

-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest             3.90%           September 30, 2006
-----------------------------------------------------------------
      Lowest             -0.40%             March 31, 2006
-----------------------------------------------------------------


---------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2006)
---------------------------------------------------------
                                       Since Inception
                         1 Year           June 2005
---------------------------------------------------------
 Total Return Bond
       Fund            4.72%                3.14%
---------------------------------------------------------
   Lehman Bros.
  Aggregate Bond
       Index           4.33%                3.01%
---------------------------------------------------------

CORE BOND FUND

TOTAL RETURN
(per calendar year)
2001 - 2006
[CORE BOND FUND CHART]

                                                                            CORE BOND FUND
                                                                            --------------
2001                                                                             6.67
2002                                                                             9.00
2003                                                                             4.36
2004                                                                             4.36
2005                                                                             2.12
2006                                                                             3.94

-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest             3.70%           September 30, 2001
-----------------------------------------------------------------
      Lowest             -1.94%             June 30, 2004
-----------------------------------------------------------------

--------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2006)
--------------------------------------------------------------------------
                                                        Since Inception
                         1 Year           5 Year         September 2000
--------------------------------------------------------------------------
  Core Bond Fund       3.94%            4.73%                5.54%
--------------------------------------------------------------------------
   Lehman Bros.
  Aggregate Bond
       Index           4.33%            5.06%                6.10%
--------------------------------------------------------------------------

HIGH YIELD BOND FUND

TOTAL RETURN
(per calendar year)
2001 - 2006
[HIGH-YIELD BOND FUND CHART]

                                                                         HIGH-YIELD BOND FUND
                                                                         --------------------
2001                                                                              4.93
2002                                                                              1.91
2003                                                                             27.65
2004                                                                             10.15
2005                                                                              3.07
2006                                                                              11.8

-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest             9.32%             June 30, 2003
-----------------------------------------------------------------
      Lowest             -3.44%           September 30, 2003
-----------------------------------------------------------------


--------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2006)
--------------------------------------------------------------------------
                                                        Since Inception
                         1 Year           5 Year         September 2000
--------------------------------------------------------------------------
    High Yield
     Bond Fund        11.80%           10.56%                8.01%
--------------------------------------------------------------------------
Merrill Lynch High
  Yield Master II
       Index          11.77%            9.86%                7.47%
--------------------------------------------------------------------------

FUND FEES AND EXPENSES

THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE BOND FUNDS.


    -------------------------------------------------------------------------------------------------------------------------------
                                                               INFLATION-
         SHAREHOLDER FEES (FEES PAID                            PROTECTED           TOTAL
             DIRECTLY FROM YOUR             HIGH QUALITY       SECURITIES        RETURN BOND          CORE           HIGH YIELD
                 INVESTMENT)                  BOND FUND           FUND              FUND            BOND FUND         BOND FUND
    -------------------------------------------------------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed
     on Purchases                                None              None              None              None              None
    -------------------------------------------------------------------------------------------------------------------------------
     Maximum Deferred Sales Charge (Load)        None              None              None              None              None
    -------------------------------------------------------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed
     on Reinvested Dividends                     None              None              None              None              None
    -------------------------------------------------------------------------------------------------------------------------------
     Redemption Fee                              None              None              None              None              None
    -------------------------------------------------------------------------------------------------------------------------------
     Exchange Fee                                None              None              None              None              None
    -------------------------------------------------------------------------------------------------------------------------------
     ANNUAL FUND OPERATING
     EXPENSES (expenses that are
     deducted from Fund assets)
     as a % of average net assets(1)
    -------------------------------------------------------------------------------------------------------------------------------
     Advisory Fee                                0.35%             0.35%             0.35%             0.35%             0.55%
    -------------------------------------------------------------------------------------------------------------------------------
     Distribution (12b-1) Fees                   0.25%             0.25%             0.25%             0.25%             0.25%
    -------------------------------------------------------------------------------------------------------------------------------
     Other Expenses
          Administrative Services Fee            0.05%             0.05%             0.05%             0.05%             0.05%
    -------------------------------------------------------------------------------------------------------------------------------
          Miscellaneous Expenses                 0.07%             0.22%             1.39%             0.06%             0.11%
    -------------------------------------------------------------------------------------------------------------------------------
     Total Other Expenses                        0.12%             0.27%             1.44%             0.11%             0.16%
    -------------------------------------------------------------------------------------------------------------------------------
     TOTAL ANNUAL FUND
     OPERATING EXPENSES                          0.72%             0.87%             2.04%             0.71%             0.96%
    -------------------------------------------------------------------------------------------------------------------------------
     Fee Waiver and/or Expense
     Reimbursement(2)                            0.07%             0.22%             1.39%             0.06%             0.11%
    -------------------------------------------------------------------------------------------------------------------------------
     NET EXPENSES                                0.65%             0.65%             0.65%             0.65%             0.85%
    -------------------------------------------------------------------------------------------------------------------------------


   (1) Each Fund invests in securities through an underlying mutual fund. This table and the example below reflect the expenses of the Fund and that underlying fund.
   (2) The Adviser has contractually agreed to reimburse certain of the Funds' expenses. Each of these agreements has a term of 10 years from the date of this prospectus.

EXAMPLE

The following example is intended to help you compare the cost of investing in a Bond Fund to the cost of investing in other mutual funds. The example assumes that:

     -  you invest $10,000 in a Fund for the time periods indicated; and

     -  you then sell all your shares at the end of those periods.

The example also assumes that:

     -  your investment has a 5% return each year; and

     - the Fund's operating expenses shown in the table above, after fee waivers and reimbursements, remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------------------------------
                                               INFLATION-
                                                PROTECTED
                          HIGH QUALITY         SECURITIES         TOTAL RETURN            CORE             HIGH YIELD
                            BOND FUND             FUND              BOND FUND           BOND FUND           BOND FUND
--------------------------------------------------------------------------------------------------------------------------
        1 year                 $66                 $66                 $66                 $66                 $87
--------------------------------------------------------------------------------------------------------------------------
       3 years                $208                $208                $208                $208                $271
--------------------------------------------------------------------------------------------------------------------------
       5 years                $362                $362                $362                $362                $471
--------------------------------------------------------------------------------------------------------------------------
       10 years               $810                $810                $810                $810               $1,049
--------------------------------------------------------------------------------------------------------------------------

                                                                   BALANCED FUND

DIVERSIFIED INSTITUTIONAL BALANCED FUND

THIS SUMMARY BRIEFLY DESCRIBES THE BALANCED FUND AND THE PRINCIPAL RISKS OF INVESTING IN IT.

FUND GOAL

The Fund's goal is to provide a high total investment return through investment in a broadly diversified portfolio of stocks, bonds and money market instruments.

MAIN INVESTMENT STRATEGIES

The Fund invests in a managed mix of equity and debt securities of predominantly U.S. issuers. The Fund may also invest in foreign securities including securities of issuers located in emerging markets. The Fund's equity securities include common and preferred stocks (and their equivalents such as American Depositary Receipts). The Fund's debt securities include corporate bonds, notes and commercial paper, U.S. government securities and bank obligations.

The Fund varies the percentage of assets invested in any one type of security in accordance with its advisers' interpretation of economic and market conditions, fiscal and monetary policy, and underlying securities values. Generally, the Fund invests approximately 60% of its assets in equity securities and 40% of its assets in fixed income and money market securities.

In selecting common stocks, the Fund emphasizes established companies. Most of the Fund's long-term debt investments are investment grade (rated BBB or better by Standard & Poor's or Fitch or Baa or better by Moody's) or considered by the Fund's advisers to be of comparable quality.

The Fund may, but is not required to, engage in certain investment strategies involving derivatives. These investment strategies may be employed in connection with hedging activities.

The Fund invests in securities through an underlying mutual fund (called a Portfolio) having the same investment goals and strategies. All references in this prospectus to the Fund include the Fund's underlying Portfolio, unless otherwise noted.

MAIN RISKS

The value of the Fund's shares will change daily as the value of its underlying securities change. This means that your Fund shares may be worth more or less when you sell them than when you bought them. You may lose money if you invest in the Fund.

     - MARKET RISK. This is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions, or due to a company's individual situation. Historically, equity securities have been more volatile than most debt securities in response to market risk.

     - INTEREST RATE RISK. In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. A change in interest rates could cause the Fund's share price to go down. Generally, the longer the average maturity of the bonds in the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

     - CREDIT RISK. Some issuers may not make payments on debt securities held by the Fund, causing a loss. Or, an issuer's financial condition may deteriorate, lowering the credit quality of a security and leading to greater volatility in the price of the security and in shares of the Fund. The prices of lower rated securities often are more volatile than those of higher rated securities.

     - PREPAYMENT AND EXTENSION RISK. The issuers of debt securities held by the Fund may be able to prepay principal due on the securities, particularly during periods of declining interest rates. The Fund may not be able to reinvest that principal at attractive rates. The Fund would also lose the benefit of falling interest rates on the price of the repaid bond. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. Also, rising interest rates may cause prepayments to occur at slower than expected rates. This effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's share price more volatile. Mortgage-backed securities are particularly susceptible to prepayment and extension risk and their prices may be volatile.

     - FOREIGN SECURITIES. Investments in foreign securities involve risks relating to adverse political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on Fund investments, currency exchange controls and other limitations on the use or transfer of Fund assets and political or social instability. There may be rapid changes in the value of foreign currencies or securities, causing the Fund's share price to be volatile. Also, in certain circumstances, the Fund could realize reduced or no value in U.S. dollars from its investments in foreign securities, causing the Fund's share price to go down.

        The Fund may invest in issuers located in emerging, or developing, markets. All of the risks of investing in foreign securities are heightened by investing in these markets.

     - PORTFOLIO SELECTION. The advisers of the Fund may fail to pick stocks that outperform the market or that do as well as the market. In addition, the advisers may not pick securities that perform well because they are unable to predict accurately the direction of interest rates or the repayment of certain debt obligations or to assess accurately fundamental changes affecting credit quality or other factors. In that case, investors in the Fund may lose money or their investment in the Fund may not do as well as investments in other balanced funds.

     - DERIVATIVES. The Fund may, but is not required to, engage in certain investment strategies involving derivatives (such as options, futures, swaps and forward currency contracts). These investment strategies generally are employed in connection with hedging activities, but may also be used to generate income. The success or failure of a hedging transaction will depend on the advisers' ability to predict movements in the hedge, the investment being hedged and the market in general (and the correlation between these factors). If these predictions are wrong, or if the derivatives do not work as anticipated, the Fund could suffer greater losses than if the Fund had not used derivatives. Derivatives may not be available on terms that make economic sense (for example, they may be too costly), and, when used, their transaction costs and premiums may adversely affect Fund performance. These techniques may increase the Fund's volatility and may involve a small investment of cash relative to the magnitude of the risk being taken.

     - PORTFOLIO TURNOVER. The Fund had an annual portfolio turnover rate in 2006 in excess of 100%. Trading securities may produce capital gains, which are taxable when distributed to investors with non-tax-sheltered accounts. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells securities which may increase the Fund's expenses and affect performance.

Please note that an investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO MAY WANT TO INVEST

Consider investing in the Balanced Fund if you are seeking a diversified investment program through both stocks and bonds.

FUND PERFORMANCE

The following bar chart and tables can help you evaluate the risks of investing in the Fund, and how the Fund's returns have varied over time.

     -  The bar chart shows changes in the Fund's performance from year to year.

     - The tables show the Fund's best and worst quarters during the years covered by the bar chart, and how the Fund's average annual returns for the periods indicated compare to those of a broad measure of stock performance and a broad measure of bond performance. Please remember that, unlike the Fund, the market indices do not include the costs of buying and selling securities and other Fund expenses.

When you consider this information, please remember that the Fund's past performance is not necessarily an indication of how it will perform in the future.

BALANCED FUND

TOTAL RETURN
(per calendar year)
2001 - 2006
[TOTAL RETURN BAR CHART]

                                                                      INSTITUTIONAL BALANCED FUND
                                                                      ---------------------------
2001                                                                             -5.48
2002                                                                            -10.28
2003                                                                             17.40
2004                                                                              8.13
2005                                                                              5.24
2006                                                                             11.46

-----------------------------------------------------------------
HIGHEST AND LOWEST RETURNS
(for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest             9.59%             June 30, 2003
-----------------------------------------------------------------
      Lowest             -8.92%           September 30, 2002
-----------------------------------------------------------------


-----------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2006)
-----------------------------------------------------------------------------------
                                                                 Since Inception
                            1 Year               5 Year           September 2000
-----------------------------------------------------------------------------------
   Balanced Fund            11.46%                5.97%               2.86%
-----------------------------------------------------------------------------------
   S&P 500 Index            15.80%                6.19%               0.60%
-----------------------------------------------------------------------------------
    Lehman Bros.
     Aggregate
     Bond Index              4.33%                5.06%               6.10%
-----------------------------------------------------------------------------------

FUND FEES AND EXPENSES

THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE BALANCED FUND.



    --------------------------------------------------------------------------------
     SHAREHOLDER FEES (fees paid directly from your investment)
    --------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed on Purchases                      None
    --------------------------------------------------------------------------------
     Maximum Deferred Sales Charge (Load)                                  None
    --------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed on Reinvested Dividends           None
    --------------------------------------------------------------------------------
     Redemption Fee                                                        None
    --------------------------------------------------------------------------------
     Exchange Fee                                                          None
    --------------------------------------------------------------------------------
     ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) as a % of average net assets(1)
    --------------------------------------------------------------------------------
     Advisory Fee                                                         0.45%
    --------------------------------------------------------------------------------
     Distribution (12b-1) Fees                                            0.25%
    --------------------------------------------------------------------------------
     Other Expenses
    --------------------------------------------------------------------------------
           Administrative Services Fee                                    0.05%
    --------------------------------------------------------------------------------
           Miscellaneous Expenses                                         0.15%
    --------------------------------------------------------------------------------
     Total Other Expenses                                                 0.20%
    --------------------------------------------------------------------------------
     TOTAL ANNUAL FUND OPERATING EXPENSES                                 0.90%
    --------------------------------------------------------------------------------
     Fee Waiver and/or Expense Reimbursement(2)                           0.15%
    --------------------------------------------------------------------------------
     NET EXPENSES                                                         0.75%
    --------------------------------------------------------------------------------


   (1) The Fund invests in securities through an underlying mutual fund. This table and the example below reflect the expenses of the Fund and that underlying fund.
   (2) The Adviser has contractually agreed to reimburse certain of the Fund's expenses. Each of these agreements has a term of 10 years from the date of this prospectus.

EXAMPLE

The following example is intended to help you compare the cost of investing in the Balanced Fund to the cost of investing in other mutual funds. The example assumes that:
     -  you invest $10,000 in the Fund for the time periods indicated; and

     -  you then sell all your shares at the end of those periods.

The example also assumes that:
     -  your investment has a 5% return each year; and

     - the Fund's operating expenses shown in the table above, after fee waivers and reimbursement, remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

  -----------------------------------------------------------------------
       1 YEAR            3 YEARS           5 YEARS          10 YEARS
  -----------------------------------------------------------------------
         $77              $240              $417              $930
  -----------------------------------------------------------------------

                                                                     STOCK FUNDS


                                                      DIVERSIFIED INSTITUTIONAL MID-CAP VALUE FUND
DIVERSIFIED INSTITUTIONAL VALUE & INCOME FUND         DIVERSIFIED INSTITUTIONAL MID-CAP GROWTH FUND
DIVERSIFIED INSTITUTIONAL VALUE FUND                  DIVERSIFIED INSTITUTIONAL SMALL-CAP VALUE FUND
DIVERSIFIED INSTITUTIONAL STOCK INDEX FUND            DIVERSIFIED INSTITUTIONAL SPECIAL EQUITY FUND
DIVERSIFIED INSTITUTIONAL GROWTH & INCOME FUND        DIVERSIFIED INSTITUTIONAL SMALL-CAP GROWTH FUND
DIVERSIFIED INSTITUTIONAL EQUITY GROWTH FUND          DIVERSIFIED INSTITUTIONAL INTERNATIONAL EQUITY
DIVERSIFIED INSTITUTIONAL AGGRESSIVE EQUITY FUND      FUND


THIS SUMMARY BRIEFLY DESCRIBES THE STOCK FUNDS AND THE PRINCIPAL RISKS OF INVESTING IN THEM.

FUND GOALS


VALUE & INCOME FUND                 The Fund's goal is to provide a high level
                                    of current income through investment in a diversified portfolio of common stocks with relatively high current yield. Capital appreciation is a secondary goal.


VALUE FUND                          The Fund's goal is to provide capital
                                    appreciation. Dividend income is a secondary goal.


STOCK INDEX FUND                    The Fund's goal is to match the performance
                                    of the Standard & Poor's 500 Composite Stock
                                    Price Index.


GROWTH & INCOME FUND                The Fund's goal is to provide capital
                                    appreciation and current income.

EQUITY GROWTH FUND                  The Fund's goal is to provide a high level
                                    of capital appreciation through investment in a diversified portfolio of common stocks with a potential for above-average growth in earnings. Current income is a secondary goal.


AGGRESSIVE EQUITY FUND              The Fund's goal is to provide a high level
                                    of capital appreciation primarily through investing in a diversified portfolio of common stocks.


MID-CAP VALUE FUND                  The Fund's goal is to provide a high total
                                    investment return through investments
                                    primarily in a diversified portfolio of
                                    common stocks.

MID-CAP GROWTH FUND                 The Fund's goal is to provide a high total
                                    investment return through investments
                                    primarily in a diversified portfolio of
                                    common stocks.

SMALL-CAP VALUE FUND                The Fund's goal is to provide a high total
                                    investment return through investments
                                    primarily in a diversified portfolio of
                                    common stocks.

SPECIAL EQUITY FUND                 The Fund's goal is to provide a high level
                                    of capital appreciation through investment in a diversified portfolio of common stocks of small to medium size companies.

SMALL-CAP GROWTH FUND               The Fund's goal is to provide a high total
                                    investment return through investments
                                    primarily in a diversified portfolio of
                                    common stocks.


INTERNATIONAL EQUITY FUND           The Fund's goal is to provide a high level
                                    of long-term capital appreciation through investment in a diversified portfolio of securities of foreign issuers.

MAIN INVESTMENT STRATEGIES


VALUE & INCOME FUND


The Value & Income Fund invests primarily in stocks of companies which, in the opinion of the Fund's advisers, are fundamentally sound financially and which pay relatively high dividends on a consistent basis. The Fund also emphasizes stocks of companies which, in the opinion of the Fund's advisers, are undervalued. The Fund emphasizes common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter.

VALUE FUND

The Value Fund invests primarily in stocks of medium and large sized U.S. companies which, in the opinion of the Fund's advisers, are undervalued. The Fund emphasizes stocks of U.S. companies with market capitalizations of greater than $2 billion.


STOCK INDEX FUND



The Stock Index Fund invests substantially all of its net assets (at least 90% under normal conditions) in the stocks comprising the Standard & Poor's 500 Composite Stock Price Index(1) and related investments. In attempting to match the return of the S&P 500 Index, the Fund invests approximately the same percentage of its assets in each stock as the stock represents in the S&P 500 Index. The Fund may also use various investment techniques such as buying and selling futures contracts and options, entering into swap agreements and purchasing indexed securities.



The Fund invests in securities through an underlying mutual fund (called the Master Portfolio or the S&P 500 Index Master Portfolio) having similar investment goals and strategies. All references in this prospectus to the Fund include the Fund's underlying Portfolio, unless otherwise noted.


GROWTH & INCOME FUND

The Growth & Income Fund invests primarily in securities selected in large part for their potential to generate long-term capital appreciation. The Fund may also select securities based on their potential to generate current income. The Fund emphasizes common stocks and securities of growing, financially stable and undervalued companies. The Fund emphasizes common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter.

EQUITY GROWTH FUND

The Equity Growth Fund invests primarily in common stocks of companies that its advisers believe have the potential for above average growth in earnings. The Fund emphasizes common and preferred stocks listed on the New York Stock Exchange and other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. The Fund uses multiple managers to try to control the volatility often associated with growth funds. Under normal circumstances the Fund invests at least 80% of its net assets in equity securities and related investments.

---------------

(1) Standard & Poor's does not sponsor the Stock Index Fund, nor is it affiliated in any way with the Fund or the Fund's advisers. "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," and "Standard & Poor's 500(R)" are trademarks of McGraw-Hill, Inc. The Stock Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation or warranty, express or implied, regarding the advisability of investing in the Stock Index Fund.

AGGRESSIVE EQUITY FUND



The Aggressive Equity Fund invests primarily in high growth companies and focuses on large capitalization issuers. The Fund seeks to invest in companies which present an opportunity for significant increases in earnings, revenue and/or value, without consideration for current income. Under normal circumstances the Fund invests at least 80% of its net assets in equity securities and related investments. The value of shares of this Fund may be quite volatile. The Fund is actively managed, and the portfolio managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate in excess of 100%. Active trading may increase the Fund's expenses.


MID-CAP VALUE FUND


The Mid-Cap Value Fund invests primarily in stocks of medium sized companies which the Fund's advisers believe have below market valuations and present an opportunity for earnings improvement. Under normal circumstances the Fund invests at least 80% of its net assets in securities of medium sized (or mid-cap) companies and related investments. This Fund considers mid-cap companies to be companies with market capitalizations that, at the time of initial purchase, are within the range of capitalization of the companies that are included in the Russell Midcap Value Index. As of March 31, 2007, the market capitalizations of companies in the Russell Midcap Value Index ranged from approximately $279 million to $21.8 billion. Over time, the capitalizations of the companies in the Index will change. As they do, the size of the companies in which the Mid-Cap Value Fund invests may change.


The Fund's equity securities may include common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. The Fund emphasizes common stocks. The Fund may also invest in foreign securities.

MID-CAP GROWTH FUND

The Mid-Cap Growth Fund invests primarily in stocks of medium sized companies which the Fund's advisers believe have the potential to deliver earnings growth in excess of the market average, or to become market leaders. When identifying companies that may become market leaders, one of the factors the Fund's advisers consider is whether a company sells proprietary products or services and/or operates in an industry with high barriers to entry such as the telecommunications industry. The Fund does not intend, however, to concentrate its investments in any particular industry. Under normal circumstances the Fund invests at least 80% of its net assets in securities of medium sized (or mid-cap) companies and related investments. This Fund considers mid-cap companies to be companies with market capitalizations that, at the time of initial purchase, are within the range of capitalization of the companies that are included in the Russell Midcap Growth Index.


As of March 31, 2007, the market capitalizations of companies in the Russell MidCap Growth Index ranged from approximately $96.2 million to $21.5 billion. Over time, the capitalizations of the companies in the Index will change. As they do, the size of the companies in which the Mid-Cap Growth Fund invests may change.


The Fund's equity securities may include common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. The Fund emphasizes common stocks. The Fund may also invest in foreign securities.

SMALL-CAP VALUE FUND

The Small-Cap Value Fund invests primarily in stocks of companies with small market capitalizations which the Fund's advisers believe have strong market share, cash flow and management teams but are undervalued by the market place. Under normal market circumstances the Fund invests at least 80% of its net assets in securities of companies with small market capitalizations (or small-cap companies) and related investments. The Fund considers small-cap companies to be companies with market capitalizations that, at the time of initial purchase, are within the range of capitalization of the companies that are included in the Russell 2000 Index.


As of March 31, 2007, the market capitalizations of companies in the Russell 2000 Index ranged from $15.8 million to $3.8 billion. Over time, the capitalizations of the companies in the Index will change. As they do, the size of the companies in which the Small-Cap Value Fund invests may change.


The Fund's equity securities may include common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. The Fund emphasizes common stocks. The Fund may also invest in foreign securities.

SPECIAL EQUITY FUND

The Special Equity Fund invests primarily in stocks of small to medium sized companies which, in the opinion of the Fund's advisers, present an opportunity for significant increases in earnings, revenue and/or value, without consideration for current income. The Fund emphasizes common stocks of U.S. companies with market capitalizations of less than $15 billion. The Fund uses multiple managers to control the volatility often associated with investments in companies of this size. Under normal circumstances the Fund invests at least 80% of its net assets in equity securities and related investments. The Fund is actively managed, and the portfolio managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate in excess of 100%. Active trading may increase the Fund's expenses.

SMALL-CAP GROWTH FUND

The Small-Cap Growth Fund invests primarily in stocks of companies with small market capitalizations which the Fund's advisers believe have above average growth potential. Factors the Fund's advisers may consider in determining a company's growth potential include the introduction of new products, technologies, distribution channels, or other opportunities, or otherwise strong industry or market positioning. Under normal market circumstances the Fund invests at least 80% of its net assets in securities of companies with small market capitalizations (or small-cap companies) and related investments. The Fund considers small-cap companies to be companies with market capitalizations that, at the time of initial purchase, are within the range of capitalization of the companies that are included in the Russell 2000 Index.


As of March 31, 2007, the market capitalizations of companies in the Russell 2000 Index ranged from $15.8 million to $3.8 billion. Over time, the capitalizations of the companies in the Index will change. As they do, the size of the companies in which the Small-Cap Growth Fund invests may change.


The Fund's equity securities may include common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. The Fund emphasizes common stocks. The Fund may also invest in foreign securities.


INTERNATIONAL EQUITY FUND


The International Equity Fund invests primarily in securities of issuers in at least three countries other than the United States. The Fund may invest up to 10% of its assets in securities of issuers in developing countries. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities and related investments. The Fund uses two managers with different investment styles. One manager uses a value-oriented strategy to identify companies that appear to be trading below their true worth. The other manager uses a quantitative modeling strategy.

ALL STOCK FUNDS

Each of the Stock Funds may, but are not required to, engage in certain investment strategies involving derivatives. These investment strategies may be employed in connection with hedging activities and to generate income.

Each Fund invests in securities through an underlying mutual fund (called a Portfolio) having the same investment goals and strategies. All references in this prospectus to a Fund include that Fund's underlying Portfolio, unless otherwise noted.

MAIN RISKS

The value of each Fund's shares will change daily as the value of its underlying securities change. This means that your Fund shares may be worth more or less when you sell them than when you bought them. You may lose money if you invest in these Funds.

     - MARKET RISK. This is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions, or due to a company's individual situation. Historically, equity securities have been more volatile than most debt securities in response to market risk. The value of some securities held by each Fund may be quite volatile.

     - MID-CAP COMPANIES. The securities of mid-cap companies may have more volatile share prices than those of larger, more seasoned companies. Securities issued by mid-cap companies are likely to be more sensitive to changes in earnings results and investor expectations, experience sharper swings in market values, be more adversely affected by recessions or adverse economic conditions, and be harder to sell at the times and prices the manager believes appropriate, than equity securities issued by larger companies. Mid-cap companies also may have more limited product lines, capital resources and management depth than larger companies.


     - GROWTH SECURITIES. Growth securities typically are quite sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. In addition, a growth oriented fund may underperform certain other stock funds (those emphasizing value stocks, for example) during periods when growth stocks are out of favor. The Growth & Income, Equity Growth, Aggressive Equity, Mid-Cap Growth, and Small-Cap Growth Funds are particularly susceptible to the risks of growth investing.


     - VALUE INVESTING. A security may not achieve its expected value because the circumstances causing it to be underpriced worsen (causing the price to decline further) or do not change. In addition, a value oriented fund may underperform certain other stock funds (those emphasizing growth stocks, for example) during periods when value stocks are out of favor. The Value & Income, Value, Mid-Cap Value and Small-Cap Value Funds are particularly susceptible to the risks of value investing.


     - PORTFOLIO SELECTION. The success of the investment strategy of the Growth & Income, Equity Growth, Aggressive Equity, Mid-Cap Growth, and Small-Cap Growth Funds depends largely on the skill of those Funds' advisers in assessing the growth potential of companies in which the Funds invest. The advisers may fail to pick stocks that outperform the market or that do as well as the market. In that case, investors in these Funds may lose money or their investment may not do as well as an investment in another stock fund using a growth approach.


        The success of a Fund using a value approach, such as the Value & Income, Value, Mid-Cap Value and Small-Cap Value Funds, depends largely on the advisers' skill in identifying securities of companies that are in fact undervalued, but have good longer term business prospects. The advisers may not be correct in their determinations. In that case, investors in these Funds may lose money or their investment in the Fund may not do as well as an investment in another stock fund using a value approach.

     - SMALLER COMPANIES. The securities of smaller and medium capitalized companies may have more risks than those of larger, more seasoned companies. They may be particularly susceptible to market downturns because of limited product lines, markets, distribution channels or financial and management resources. Also, there may be less publicly available information about small-cap and mid-cap companies. As a result, their prices may be more volatile, causing a Fund's share price to be volatile. Investments in the Mid-Cap Value, Mid-Cap Growth, Small-Cap Value, Special Equity, and Small-Cap Growth Funds are likely to be particularly susceptible to the risks of small-cap and mid-cap companies.


     - FOREIGN SECURITIES. Investments in foreign securities involve risks relating to adverse political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on Fund investments, currency exchange controls and other limitations on the use or transfer of Fund assets and political or social instability. There may be rapid changes in the value of foreign currencies or securities, causing a Fund's share price to be volatile. Also, in certain circumstances, a Fund could realize reduced or no value in U.S. dollars from its investments in foreign securities, causing the Fund's share price to go down.

        The International Equity Fund may invest up to 10% of its assets in issuers located in emerging, or developing, markets. All of the risks of investing in foreign securities are heightened by investing in these markets.

     - DERIVATIVES. Each Fund may, but is not required to, engage in certain investment strategies involving derivatives (such as options, futures, swaps and forward currency contracts). These investment strategies generally are employed in connection with hedging activities, but may also be used to generate income. The success or failure of a hedging transaction will depend on the advisers' ability to predict movements in the hedge, the investment being hedged and the market in general (and the correlation between these factors). If these predictions are wrong, or if the derivatives do not work as anticipated, the Fund could suffer greater losses than if the Fund had not used derivatives. Derivatives may involve a small investment of cash relative to the magnitude of the risk being taken. Derivatives may not be available on terms that make economic sense (for example, they may be too costly), and, when used, their transaction costs and premiums may adversely affect Fund performance. These techniques may increase the Fund's volatility and may involve a small investment of cash relative to the magnitude of the risk being taken.

     - INTEREST RATE RISK. In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations. A change in interest rates could cause a Fund's share price to go down. Generally, the longer the average maturity of the bonds in a Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

     - CREDIT RISK. Some issuers may not make payments on debt securities held by a Fund, causing a loss. Or, an issuer's financial condition may deteriorate, lowering the credit quality of a security and leading to greater volatility in the price of the security and in shares of the Fund. The prices of lower rated securities often are more volatile than those of higher rated securities.


     - PORTFOLIO TURNOVER. The Aggressive Equity and Special Equity Funds are actively managed, and their portfolio managers may trade securities frequently, resulting, from time to time, in annual portfolio turnover rates of over 100%. In addition, the Aggressive Equity, Mid-Cap Growth, Small-Cap Value, and Small-Cap Growth Funds had annual portfolio turnover rates in 2006 in excess of 100%. Trading securities may produce capital gains, which are taxable when distributed to investors with non-tax-sheltered accounts. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the Funds pay when they buy and sell securities which may increase a Fund's expenses and affect performance.


Please note that an investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO MAY WANT TO INVEST


Consider investing in the Stock Funds if you can tolerate stock market fluctuations and changes in the value of your investment. Consider the STOCK INDEX FUND if you wish to keep investment expenses lower while seeking to participate in the long term growth potential of U.S. large capitalization stocks. Consider the VALUE & INCOME, VALUE, MID-CAP VALUE and SMALL-CAP VALUE FUNDS if you are seeking capital appreciation with an income component to temper volatility. Consider the GROWTH & INCOME, EQUITY GROWTH, AGGRESSIVE EQUITY, MID-CAP GROWTH, SPECIAL EQUITY, SMALL-CAP GROWTH, and INTERNATIONAL EQUITY FUNDS if you are seeking growth from equity investments, can tolerate substantial changes in the value of your investment and do not require current income from your investment. You should not invest in the Stock Funds to provide for short-term financial needs or to play short-term swings in the stock or bond markets. The Mid-Cap Value, Mid-Cap Growth, Small-Cap Value, Special Equity and Small-Cap Growth Funds emphasize securities of small to medium size companies, and, as a result, these Funds may be particularly volatile.

FUND PERFORMANCE

The following bar charts and tables can help you evaluate the risks of investing in the Stock Funds, and how the Funds' returns have varied over time.

     -  The bar charts show changes in the Funds' performance from year to year.

     - The tables show the Funds' best and worst quarters during the years covered by the bar charts, and how the Funds' average annual returns for the periods indicated compare to those of broad measures of market performance. Please remember that, unlike the Funds, the market indices do not include the costs of buying and selling securities and other Fund expenses.


When you consider this information, please remember that a Fund's past performance is not necessarily an indication of how it will perform in the future.


VALUE & INCOME FUND

TOTAL RETURN
(per calendar year)
2001 - 2006
[VALUE & INCOME FUND BAR CHART]

                                                                          VALUE & INCOME FUND
                                                                          -------------------
2001                                                                             -2.18
2002                                                                            -15.56
2003                                                                             26.21
2004                                                                             12.66
2005                                                                              6.53
2006                                                                             20.40

-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest            13.76%             June 30, 2003
-----------------------------------------------------------------
      Lowest            -19.16%           September 30, 2002
-----------------------------------------------------------------


-----------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2006)
-----------------------------------------------------------------------------------
                                                                 Since Inception
                            1 Year               5 Year           September 2000
-----------------------------------------------------------------------------------
Value & Income Fund        20.40%                 9.02%                7.92%
-----------------------------------------------------------------------------------
   S&P 500 Index           15.80%                 6.19%                0.60%
-----------------------------------------------------------------------------------
 Russell 1000 Value
       Index               22.25%                10.86%                8.26%
-----------------------------------------------------------------------------------

VALUE FUND

TOTAL RETURN
(per calendar year)
2006
[VALUE FUND BAR CHART]

                                                                         GROWTH & INCOME FUND
                                                                         --------------------
2006                                                                             15.17
'

-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest             7.99%           December 31, 2006
-----------------------------------------------------------------
      Lowest             -2.74%             June 30, 2006
-----------------------------------------------------------------


--------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2006)
--------------------------------------------------------------
                                            Since Inception
                            1 Year             June 2005
--------------------------------------------------------------
     Value Fund            15.17%                14.49%
--------------------------------------------------------------
 Russell 1000 Value
       Index               22.25%                18.03%
--------------------------------------------------------------

STOCK INDEX FUND



TOTAL RETURN


(per calendar year)


2001 - 2006

[STOCK INDEX FUND BAR CHART]

                                                                           STOCK INDEX FUND
                                                                           ----------------
2001                                                                            -12.19
2002                                                                            -22.31
2003                                                                             28.12
2004                                                                             10.67
2005                                                                              4.56
2006                                                                             15.56


-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest            15.16%             June 30, 2003
-----------------------------------------------------------------
      Lowest            -17.31%           September 30, 2002
-----------------------------------------------------------------



------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2006)
------------------------------------------------------------------------------------
                                                                  Since Inception
                              1 Year              5 Year           September 2000
------------------------------------------------------------------------------------
   Stock Index Fund           15.56%               5.89%                0.55%
------------------------------------------------------------------------------------
     S&P 500 Index            15.80%               6.19%                0.60%
------------------------------------------------------------------------------------

GROWTH & INCOME FUND

TOTAL RETURN
(per calendar year)
2001 - 2006
[GROWTH & INCOME BAR CHART]

                                                                         GROWTH & INCOME FUND
                                                                         --------------------
2001                                                                            -22.84
2002                                                                            -22.75
2003                                                                             23.81
2004                                                                             10.50
2005                                                                              6.82
2006                                                                             11.48

-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest             12.54%            June 30, 2003
-----------------------------------------------------------------
      Lowest             -20.54%            March 31, 2001
-----------------------------------------------------------------


-----------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2006)
-----------------------------------------------------------------------------------
                                                                 Since Inception
                            1 Year              5 Years           September 2000
-----------------------------------------------------------------------------------
Growth & Income Fund        11.48%                4.71%               -3.59%
-----------------------------------------------------------------------------------
   S&P 500 Index            15.80%                6.19%                0.60%
-----------------------------------------------------------------------------------

EQUITY GROWTH FUND

TOTAL RETURN
(per calendar year)
2001 - 2006
[EQUITY GROWTH FUND BAR CHART]

                                                                          EQUITY GROWTH FUND
                                                                          ------------------
2001                                                                            -20.40
2002                                                                            -23.73
2003                                                                             26.12
2004                                                                              7.36
2005                                                                              7.00
2006                                                                              3.91

-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest             12.38%            June 30, 2003
-----------------------------------------------------------------
      Lowest             -19.72%            March 31, 2001
-----------------------------------------------------------------


-----------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2006)
-----------------------------------------------------------------------------------
                                                                 Since Inception
                            1 Year               5 Year           September 2000
-----------------------------------------------------------------------------------
 Equity Growth Fund          3.91%                2.80%                -4.07%
-----------------------------------------------------------------------------------
   S&P 500 Index            15.80%                6.19%                 0.60%
-----------------------------------------------------------------------------------
Russell 1000 Growth
       Index                 9.07%                2.69%                -6.64%
-----------------------------------------------------------------------------------

AGGRESSIVE EQUITY FUND



TOTAL RETURN


(per calendar year)


2001 - 2006

[AGGRESSIVE EQUITY FUND BAR CHART]

                                                                        AGGRESSIVE EQUITY FUND
                                                                        ----------------------
2001                                                                            -32.11
2002                                                                            -26.74
2003                                                                             28.04
2004                                                                             11.78
2005                                                                              7.95
2006                                                                              6.06


-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest             17.82%          December 31, 2001
-----------------------------------------------------------------
      Lowest             -29.61%            March 31, 2001
-----------------------------------------------------------------



--------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2006)
--------------------------------------------------------------------------------------
                                                                    Since Inception
                               1 Year              5 Years           September 2000
--------------------------------------------------------------------------------------
Aggressive Equity Fund          6.06%                3.72%               -7.32%
--------------------------------------------------------------------------------------
     S&P 500 Index             15.80%                6.19%                0.60%
--------------------------------------------------------------------------------------
  Russell 1000 Growth
         Index                  9.07%                2.69%               -6.64%
--------------------------------------------------------------------------------------

MID-CAP VALUE FUND

TOTAL RETURN
(per calendar year)
2002 - 2006
[MID CAP VALUE FUND BAR CHART]

                                                                          MID-CAP VALUE FUND
                                                                          ------------------
2002                                                                            -15.37
2003                                                                             41.36
2004                                                                             25.08
2005                                                                              9.62
2006                                                                             18.04

-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest             17.53%            June 30, 2003
-----------------------------------------------------------------
      Lowest             -15.60%          September 30, 2002
-----------------------------------------------------------------


------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2006)
------------------------------------------------------------------------------------
                                                                  Since Inception
                               1 Year             5 Year            October 2001
------------------------------------------------------------------------------------
   Mid-Cap Value Fund           18.04%             14.14%              17.31%
------------------------------------------------------------------------------------
  Russell Mid Cap Value
          Index                 20.22%             15.88%              17.59%
------------------------------------------------------------------------------------

MID-CAP GROWTH FUND

TOTAL RETURN
(per calendar year)
2002 - 2006
[MID CAP GROWTH FUND BAR CHART]

                                                                          MID-CAP GROWTH FUND
                                                                          -------------------
2002                                                                            -25.49
2003                                                                             26.72
2004                                                                             15.15
2005                                                                             13.22
2006                                                                              1.97

-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest             16.10%          December 31, 2004
-----------------------------------------------------------------
      Lowest             -15.68%            June 30, 2002
-----------------------------------------------------------------


------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2006)
------------------------------------------------------------------------------------------------------
                                                                                    Since Inception
                                               1 Year               5 Year           November 2001
------------------------------------------------------------------------------------------------------
          Mid-Cap Growth Fund                   1.97%                4.65%                5.22%
------------------------------------------------------------------------------------------------------
     Russell Mid Cap Growth Index              10.66%                8.22%               10.90%
------------------------------------------------------------------------------------------------------

SMALL-CAP VALUE FUND

TOTAL RETURN
(per calendar year)
2004 - 2006
[SMALL-CAP VALUE FUND BAR CHART]

                                                                         SMALL-CAP VALUE FUND
                                                                         --------------------
2004                                                                             21.53
2005                                                                             -4.74
2006                                                                              9.35

-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest            13.67%           December 31, 2004
-----------------------------------------------------------------
      Lowest             -7.86%             March 31, 2005
-----------------------------------------------------------------


----------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2006)
----------------------------------------------------------------
                                              Since Inception
                               1 Year           January 2003
----------------------------------------------------------------
        Small-Cap
       Value Fund                9.35%             16.48%
----------------------------------------------------------------
      Russell 2000
       Value Index              23.48%             23.26%
----------------------------------------------------------------

SPECIAL EQUITY FUND

TOTAL RETURN
(per calendar year)
2001 - 2006
[SPECIAL EQUITY FUND BAR CHART]

                                                                          SPECIAL EQUITY FUND
                                                                          -------------------
2001                                                                             -3.30
2002                                                                            -24.60
2003                                                                             43.66
2004                                                                             12.41
2005                                                                             10.19
2006                                                                             11.52

-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest             20.22%            June 30, 2003
-----------------------------------------------------------------
      Lowest             -21.72%          September 30, 2001
-----------------------------------------------------------------


----------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2006)
----------------------------------------------------------------------------------
                                                                Since Inception
                               1 Year            5 Year          September 2000
----------------------------------------------------------------------------------
   Special Equity Fund          11.52%             8.46%              4.42%
----------------------------------------------------------------------------------
      S&P 500 Index             15.80%             6.19%              0.60%
----------------------------------------------------------------------------------
   Russell 2000 Index           18.37%            11.39%              7.57%
----------------------------------------------------------------------------------

SMALL-CAP GROWTH FUND

TOTAL RETURN
(per calendar year)
2004 - 2006
[SMALL-CAP VALUE FUND BAR CHART]

                                                                         SMALL-CAP GROWTH FUND
                                                                         ---------------------
2004                                                                             11.66
2005                                                                              0.32
2006                                                                              8.45

-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest            14.68%           December 31, 2004
-----------------------------------------------------------------
      Lowest             -9.03%             March 31, 2005
-----------------------------------------------------------------


----------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2006)
----------------------------------------------------------------
                                              Since Inception
                               1 Year             May 2003
----------------------------------------------------------------
        Small-Cap
       Growth Fund               8.45%             12.07%
----------------------------------------------------------------
      Russell 2000
      Growth Index              13.35%             19.22%
----------------------------------------------------------------

INTERNATIONAL EQUITY FUND

TOTAL RETURN
(per calendar year)
2001 - 2006
[INTERNATIONAL EQUITY FUND BAR CHART]

                                                                       INTERNATIONAL EQUITY FUND
                                                                       -------------------------
2001                                                                            -18.88
2002                                                                            -17.16
2003                                                                             33.29
2004                                                                             19.23
2005                                                                             10.96
2006                                                                             26.92

-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest             17.24%            June 30, 2003
-----------------------------------------------------------------
      Lowest             -20.13%          September 30, 2002
-----------------------------------------------------------------


-----------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2006)
-----------------------------------------------------------------------------------
                                                                 Since Inception
                            1 Year               5 Year           September 2000
----------------------------------------------------------------
International Equity
        Fund                26.92%               13.15%                4.51%
-----------------------------------------------------------------------------------
     MSCI World
    ex-US Index             26.23%               15.71%                6.57%
-----------------------------------------------------------------------------------

FUND FEES AND EXPENSES

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE STOCK FUNDS.


  -------------------------------------------------------------------------------------------------------------------
           SHAREHOLDER FEES (fees            Value &                               Growth &     Equity    Aggressive
          paid directly from your            Income       Value     STOCK INDEX     Income      Growth      Equity
                investment)                   Fund        Fund          FUND         Fund        Fund        Fund
  -------------------------------------------------------------------------------------------------------------------
   Maximum Sales Charge (Load) Imposed on
   Purchases                                   None        None         None          None        None        None
  -------------------------------------------------------------------------------------------------------------------
   Maximum Deferred Sales Charge (Load)        None        None         None          None        None        None
  -------------------------------------------------------------------------------------------------------------------
   Maximum Sales Charge (Load) Imposed on
   Reinvested Dividends                        None        None         None          None        None        None
  -------------------------------------------------------------------------------------------------------------------
   Redemption Fee                              None        None         None          None        None        None
  -------------------------------------------------------------------------------------------------------------------
   Exchange Fee                                None        None         None          None        None        None
  -------------------------------------------------------------------------------------------------------------------
   ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund
   assets) as a % of average net assets(1)
  -------------------------------------------------------------------------------------------------------------------
   Advisory Fee                               0.45%       0.50%          (2)         0.60%       0.62%       0.77%
  -------------------------------------------------------------------------------------------------------------------
   Distribution (12b-1) Fees                  0.25%       0.25%        0.25%         0.25%       0.25%       0.25%
  -------------------------------------------------------------------------------------------------------------------
   Other Expenses
  -------------------------------------------------------------------------------------------------------------------
        Administrative Services Fee           0.05%       0.05%        0.10%         0.05%       0.05%       0.05%
  -------------------------------------------------------------------------------------------------------------------
        Miscellaneous Expenses                0.05%       0.58%        0.03%         0.07%       0.05%       0.12%
  -------------------------------------------------------------------------------------------------------------------
   Total Other Expenses                       0.10%       0.63%        0.13%         0.12%       0.10%       0.17%
  -------------------------------------------------------------------------------------------------------------------
   TOTAL ANNUAL FUND OPERATING EXPENSES       0.80%       1.38%        0.38%         0.97%       0.97%       1.19%
  -------------------------------------------------------------------------------------------------------------------
   Fee Waiver and/or Expense
   Reimbursement(3)                           0.05%       0.53%        0.08%         0.07%       0.07%       0.17%
  -------------------------------------------------------------------------------------------------------------------
   NET EXPENSES                               0.75%       0.85%        0.30%         0.90%       0.90%       1.05%
  -------------------------------------------------------------------------------------------------------------------


   (1) Each Fund invests in securities through an underlying mutual fund. This table and the example below reflect the expenses of the Fund and that underlying fund.
   (2) Advisory fees of the Fund are included in the Administrative Services Fee for the Fund.
   (3) The Adviser has contractually agreed to reimburse certain of the Funds' expenses. Each of these agreements has a term of 10 years from the date of this prospectus.

    ---------------------------------------------------------------------------------------------------------------------------
                                                        MID-CAP       SMALL-CAP       SPECIAL       SMALL-CAP    INTERNATIONAL
       SHAREHOLDER FEES (FEES PAID       MID-CAP         GROWTH         VALUE          EQUITY         GROWTH         EQUITY
     DIRECTLY FROM YOUR INVESTMENT)     VALUE FUND        FUND           FUND           FUND           FUND           FUND
    ---------------------------------------------------------------------------------------------------------------------------
     Maximum Sales Charge (Load)
     Imposed on Purchases                  None           None           None           None            None          None
    ---------------------------------------------------------------------------------------------------------------------------
     Maximum Deferred Sales Charge
     (Load)                                None           None           None           None            None          None
    ---------------------------------------------------------------------------------------------------------------------------
     Maximum Sales Charge (Load)
     Imposed on Reinvested Dividends       None           None           None           None            None          None
    ---------------------------------------------------------------------------------------------------------------------------
     Redemption Fee                        None           None           None           None            None          None
    ---------------------------------------------------------------------------------------------------------------------------
     Exchange Fee                          None           None           None           None            None          None
    ---------------------------------------------------------------------------------------------------------------------------
     ANNUAL FUND OPERATING EXPENSES
     (expenses that are deducted from
     Fund assets) as a % of average
     net assets(1)
    ---------------------------------------------------------------------------------------------------------------------------
     Advisory Fee                         0.67%          0.72%          0.82%          0.80%           0.87%         0.75%
    ---------------------------------------------------------------------------------------------------------------------------
     Distribution (12b-1) Fees            0.25%          0.25%          0.25%          0.25%           0.25%         0.25%
    ---------------------------------------------------------------------------------------------------------------------------
     Other Expenses
    ---------------------------------------------------------------------------------------------------------------------------
          Administrative Services Fee     0.05%          0.05%          0.05%          0.05%           0.05%         0.05%
    ---------------------------------------------------------------------------------------------------------------------------
          Miscellaneous Expenses          0.08%          0.11%          0.16%          0.08%           0.55%         0.14%
    ---------------------------------------------------------------------------------------------------------------------------
     Total Other Expenses                 0.13%          0.16%          0.21%          0.13%           0.60%         0.19%
    ---------------------------------------------------------------------------------------------------------------------------
     TOTAL ANNUAL FUND OPERATING
     EXPENSES                             1.05%          1.13%          1.28%          1.18%           1.72%         1.19%
    ---------------------------------------------------------------------------------------------------------------------------
     Fee Waiver and/or Expense
     Reimbursement(2)                     0.15%          0.18%          0.18%          0.08%           0.57%         0.04%
    ---------------------------------------------------------------------------------------------------------------------------
     NET EXPENSES                         0.90%          0.95%          1.10%          1.10%           1.15%         1.15%
    ---------------------------------------------------------------------------------------------------------------------------


   (1) Each Fund invests in securities through an underlying mutual fund. This table and the example below reflect the expenses of the Fund and that underlying fund.
   (2) The Adviser has contractually agreed to reimburse certain of the Funds' expenses. Each of these agreements has a term of 10 years from the date of this prospectus.

EXAMPLE

The following example is intended to help you compare the cost of investing in a Stock Fund to the cost of investing in other mutual funds. The example assumes that:
     -  you invest $10,000 in a Fund for the time periods indicated; and

     -  you then sell all your shares at the end of those periods.

The example also assumes that:
     -  your investment has a 5% return each year; and

     - the Fund's operating expenses shown in the tables above, after fee waivers and reimbursements, remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


---------------------------------------------------------------------------------------------------------------------------------
                           VALUE &                              STOCK           GROWTH &                           AGGRESSIVE
                           INCOME             VALUE             INDEX            INCOME         EQUITY GROWTH        EQUITY
                            FUND              FUND              FUND              FUND              FUND              FUND
---------------------------------------------------------------------------------------------------------------------------------
 1 year                     $ 77             $   87             $ 31             $   92            $   92            $  107
---------------------------------------------------------------------------------------------------------------------------------
 3 years                    $240             $  271             $ 97             $  287            $  287            $  334
---------------------------------------------------------------------------------------------------------------------------------
 5 years                    $417             $  471             $169             $  498            $  498            $  579
---------------------------------------------------------------------------------------------------------------------------------
 10 years                   $930             $1,049             $381             $1,108            $1,108            $1,283
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                           MID-CAP           MID-CAP          SMALL-CAP          SPECIAL          SMALL-CAP       INTERNATIONAL
                            VALUE            GROWTH             VALUE            EQUITY            GROWTH            EQUITY
                            FUND              FUND              FUND              FUND              FUND              FUND
---------------------------------------------------------------------------------------------------------------------------------
 1 year                    $   92            $   97            $  112            $  112            $  117            $  117
---------------------------------------------------------------------------------------------------------------------------------
 3 years                   $  287            $  303            $  350            $  350            $  365            $  365
---------------------------------------------------------------------------------------------------------------------------------
 5 years                   $  498            $  525            $  606            $  606            $  633            $  633
---------------------------------------------------------------------------------------------------------------------------------
 10 years                  $1,108            $1,166            $1,340            $1,340            $1,398            $1,398
---------------------------------------------------------------------------------------------------------------------------------


                                                      STRATEGIC ALLOCATION FUNDS

INSTITUTIONAL SHORT HORIZON STRATEGIC ALLOCATION FUND
INSTITUTIONAL SHORT/INTERMEDIATE HORIZON STRATEGIC ALLOCATION FUND INSTITUTIONAL INTERMEDIATE HORIZON STRATEGIC ALLOCATION FUND
INSTITUTIONAL INTERMEDIATE/LONG HORIZON STRATEGIC ALLOCATION FUND
INSTITUTIONAL LONG HORIZON STRATEGIC ALLOCATION FUND

THIS SUMMARY BRIEFLY DESCRIBES EACH OF THE STRATEGIC ALLOCATION FUNDS AND THE PRINCIPAL RISKS OF INVESTING IN THEM.

FUND GOALS

SHORT HORIZON STRATEGIC ALLOCATION
FUND The Fund's goal is to provide a high level of income and preservation of capital.

SHORT/INTERMEDIATE HORIZON
STRATEGIC ALLOCATION FUND           The Fund's goal is to achieve reasonable
                                    returns with considerably less than average volatility as compared to other balanced funds.

INTERMEDIATE HORIZON STRATEGIC
ALLOCATION FUND                     The Fund's goal is to achieve long-term
                                    returns from a combination of investment income and capital appreciation with slightly less than average volatility as compared to other balanced funds.

INTERMEDIATE/LONG HORIZON STRATEGIC
ALLOCATION FUND                     The Fund's goal is to achieve long-term
                                    returns from a combination of investment income and capital appreciation with slightly more than average volatility as compared to other balanced funds.

LONG HORIZON STRATEGIC ALLOCATION
FUND The Fund's goal is to provide long-term returns from growth of capital and growth of income.

MAIN INVESTMENT STRATEGIES

The Strategic Allocation Funds are asset allocation funds. Each Fund invests in a combination of the Funds (other than the Balanced Fund) described above in this prospectus. Diversified selects the combination and amount of underlying Funds to invest in based on each Strategic Allocation Fund's investment goal.

The following chart shows approximately how much of the assets of each Strategic Allocation Fund are invested in the Bond, Stock and Money Market Funds. These allocations reflect Diversified's present strategy for asset allocation during normal market conditions, and may be changed at any time. In the short term, actual asset allocations may vary due to short term changes in cash flows caused by purchases and redemptions in the Strategic Allocation Funds. Diversified may allocate the assets of each Strategic Allocation Fund without limit to the Money Market Fund in attempting to respond to adverse market or other conditions or to process a large purchase or redemption within a Strategic Allocation Fund. For more information on allocations to the underlying Funds, see Appendix A.

--------------------------------------------------------------------------------------------------
                                                               NORMAL APPROXIMATE ALLOCATIONS
--------------------------------------------------------------------------------------------------
                                                          BOND FUNDS STOCK FUNDS MONEY MARKET FUND
--------------------------------------------------------------------------------------------------
  SHORT HORIZON                                              88%        10%             2%
--------------------------------------------------------------------------------------------------
  SHORT/INTERMEDIATE HORIZON                                 68%        30%             2%
--------------------------------------------------------------------------------------------------
  INTERMEDIATE HORIZON                                       48%        50%             2%
--------------------------------------------------------------------------------------------------
  INTERMEDIATE/LONG HORIZON                                  28%        70%             2%
--------------------------------------------------------------------------------------------------
  LONG HORIZON                                                8%        90%             2%
--------------------------------------------------------------------------------------------------

Each Strategic Allocation Fund is a non-diversified fund, meaning that it is not limited by the Investment Company Act of 1940 as to the amount of its assets that may be invested in a single issuer.

MAIN RISKS

Please remember that the risks of investing in each Strategic Allocation Fund depend on the underlying Funds in which the Strategic Allocation Fund invests and, in turn, on the securities that the underlying Funds hold and the investment strategies they use. For example, the Short Horizon and Short/ Intermediate Horizon Strategic Allocation Funds invest more of their assets in the Bond Funds. As a result, the Short Horizon and Short/Intermediate Horizon Funds may be more susceptible to interest rate risk and credit risk than the Strategic Allocation Funds investing more of their assets in the Stock Funds. Similarly, the Strategic Allocation Funds investing more of their assets in the Stock Funds may be susceptible to greater price volatility under certain market conditions than the Strategic Allocation Funds investing more of their assets in the Bond Funds.

The value of each Strategic Allocation Fund's shares will change daily as the value of its underlying securities change. This means that your Fund shares may be worth more or less when you sell them than when you bought them. You may lose money if you invest in these Funds.

     - MARKET RISK. This is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions, or due to a company's individual situation. Historically, equity securities have been more volatile than most debt securities in response to market risk.

        It is also possible that the Funds will not perform as intended. For example, the Short Horizon Strategic Allocation Fund is expected to be the least volatile of the Funds. However, under certain market conditions this Fund could be the most volatile.

     - INTEREST RATE RISK. In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. A change in interest rates could cause the Funds' share prices to go down. Generally, the longer the average maturity of the bonds in a Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

     - CREDIT RISK. Some issuers may not make payments on debt securities held by the underlying Funds, causing a loss. Or, an issuer's financial condition may deteriorate, lowering the credit quality of a security and leading to greater volatility in the price of the security and in shares of a Fund. The prices of lower rated securities often are more volatile than those of higher rated securities.

     - PREPAYMENT AND EXTENSION RISK. The issuers of debt securities held by a Fund may be able to prepay principal due on the securities, particularly during periods of declining interest rates. The Fund may not be able to reinvest that principal at attractive rates. The Fund would also lose the benefit of falling interest rates on the price of the repaid bond. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. Also, rising interest rates may cause prepayments to occur at slower than expected rates. This effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's share price more volatile. Mortgage-backed securities are particularly susceptible to prepayment and extension risk and their prices may be volatile.

     - FOREIGN SECURITIES. Investments in foreign securities involve risks relating to adverse political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on Fund investments, currency exchange controls and other limitations on the use or transfer of Fund assets and political or social instability. There may be rapid changes in the value of foreign currencies or securities, causing a Fund's share price to be volatile. Also, in certain circumstances, a Fund could realize reduced or no value in U.S. dollars from its investments in foreign securities, causing the Fund's share price to go down.

     - GROWTH SECURITIES. Growth securities typically are quite sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. The success of an underlying Fund's investment in growth securities depends largely on the Fund's advisers' skill in assessing the growth potential of the companies that issued the securities.

     - VALUE INVESTING. A security may not achieve its expected value because the circumstances causing it to be underpriced worsen (causing the price decline further) or do not change. In addition, the Fund may underperform certain other stock funds (those emphasizing growth stocks, for example) during periods when value stocks are out of favor.

     - SMALLER COMPANIES. The securities of smaller and medium capitalized companies may have more risks than those of larger, more seasoned companies. They may be particularly susceptible to market downturns because of limited product lines, markets, distribution channels or financial and management resources. Also, there may be less publicly available information about small-cap and mid-cap companies. As a result, their prices may be more volatile, causing a Fund's share price to be volatile.

     - ALLOCATION AND PORTFOLIO SELECTION. The success of each Strategic Allocation Fund's investment strategy depends in part on the adviser's skill in identifying long term performance of and relationships between the Money Market, Bond and Stock Funds in which the Strategic Allocation Funds invest. The success of each Strategic Allocation Fund's strategy also depends on the skill of the advisers of the underlying Funds in assessing growth potential or credit quality of companies in which the Funds invest, or in predicting accurately the direction of interest rates or the repayment of certain debt obligations, or other factors. If the advisers are not successful, the investors in the Strategic Allocation Funds may lose money or their investment may not do as well as an investment in another asset allocation fund.

     - DERIVATIVES. Each Fund may, but is not required to, engage in certain investment strategies involving derivatives (such as options, futures, swaps and forward currency contracts). These investment strategies generally are employed in connection with hedging activities, but may be used to generate income. The success or failure of a hedging transaction will depend on the advisers' ability to predict movements in the hedge, the investment being hedged and the market in general (and the correlation between these factors). If these predictions are wrong, or if the derivatives do not work as anticipated, the Fund could suffer greater losses than if the Fund had not used derivatives. Derivatives may not be available on terms that make economic sense (for example, they may be too costly), and, when used, their transaction costs and premiums may adversely affect Fund performance. These techniques may increase the Fund's volatility and may involve a small investment of cash relative to the magnitude of the risk being taken.

Please note that an investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO MAY WANT TO INVEST

Consider investing in the Strategic Allocation Funds if you are seeking a long-term, professionally managed asset allocation investment program. You should not invest in the Strategic Allocation Funds to provide for short-term financial needs or to play short-term swings in the stock or bond markets. Consider the SHORT HORIZON STRATEGIC ALLOCATION FUND if you are seeking current income through investment primarily in the Money Market and Bond Funds. Consider the SHORT/INTERMEDIATE HORIZON STRATEGIC ALLOCATION FUND if you are seeking current income through investment primarily in the Bond Funds with slightly more volatility than the Short Horizon Strategic Allocation Fund and less volatility than the other Strategic Allocation Funds. Consider the INTERMEDIATE HORIZON STRATEGIC ALLOCATION FUND if you are seeking high long-term returns through a diversified investment portfolio of stocks, fixed income and money market securities. Consider the INTERMEDIATE/LONG HORIZON STRATEGIC ALLOCATION FUND if you are seeking long-term returns through investment primarily in the Stock and Bond Funds with slightly more volatility as compared to other balanced funds. Consider the LONG HORIZON STRATEGIC ALLOCATION FUND if you are seeking long-term growth through equity investments and can tolerate substantial changes in the value of your investment.

FUND PERFORMANCE

The following bar charts and tables can help you evaluate the risks of investing in the Strategic Allocation Funds, and how the Funds' returns have varied over time.

     -  The bar charts show changes in the Funds' performance from year to year.

     - The tables show the Funds' best and worst quarters during the years covered by the bar charts, and how the Funds' average annual returns for the periods indicated compare to those of broad measures of market performance. Please remember that, unlike the Funds, the market indices do not include the costs of buying and selling securities and other Fund expenses.

When you consider this information, please remember that a Fund's past performance is not necessarily an indication of how it will perform in the future.

SHORT HORIZON STRATEGIC ALLOCATION FUND

TOTAL RETURN
(per calendar year)
2001 - 2006
[TOTAL RETURN SHORT HORIZON BAR CHART]

                                                                SHORT HORIZON STRATEGIC ALLOCATION FUND
                                                                ---------------------------------------
2001                                                                             5.78
2002                                                                             4.11
2003                                                                             6.95
2004                                                                             4.67
2005                                                                             2.66
2006                                                                             5.48

-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest             3.40%             June 30, 2003
-----------------------------------------------------------------
      Lowest             -1.17%             June 30, 2004
-----------------------------------------------------------------


------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2006)
------------------------------------------------------------------------------------------------------
                                                                                    Since Inception
                                               1 Year               5 Year           September 2000
------------------------------------------------------------------------------------------------------
        Short Horizon Strategic
            Allocation Fund                     5.48%                4.77%                5.12%
------------------------------------------------------------------------------------------------------
   Lehman Bros. Aggregate Bond Index            4.33%                5.06%                6.10%
------------------------------------------------------------------------------------------------------



* A combined index consisting of 27% Merrill Lynch 1-3 Year Treasury Index, 54% Lehman Brothers Aggregate Bond Index, 9% Merrill Lynch High Yield Master II Index, 9% Russell 3000 Index and 1% MSCI World ex-US Index had a one year return of 6.10%, a five year return of 5.28% and a return of 5.39% for the period since the Fund's inception.

SHORT/INTERMEDIATE HORIZON STRATEGIC ALLOCATION FUND

TOTAL RETURN
(per calendar year)
2001 - 2006
[TOTAL RETURN SHORT/INTERMEDIATE HORIZON BAR CHART]

                                                                 SHORT/INTERMEDIATE HORIZON STRATEGIC
                                                                            ALLOCATION FUND
                                                                 ------------------------------------
2001                                                                             0.58
2002                                                                            -2.00
2003                                                                            12.40
2004                                                                             6.34
2005                                                                             3.66
2006                                                                             7.34


-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest             6.43%             June 30, 2003
-----------------------------------------------------------------
      Lowest             -4.28%           September 30, 2002
-----------------------------------------------------------------



---------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2006)
---------------------------------------------------------------------------------------------------------
                                                                                       Since Inception
                                                  1 Year               5 Year           September 2000
---------------------------------------------------------------------------------------------------------
        Short/Intermediate Horizon
        Strategic Allocation Fund                  7.34%                5.44%                4.22%
---------------------------------------------------------------------------------------------------------
              S&P 500 Index                       15.80%                6.19%                0.60%
---------------------------------------------------------------------------------------------------------
    Lehman Bros. Aggregate Bond Index              4.33%                5.06%                6.10%
---------------------------------------------------------------------------------------------------------



* A combined index consisting of 21% Merrill Lynch 1-3 Year Treasury Index, 42% Lehman Brothers Aggregate Bond Index, 7% Merrill Lynch High Yield Master II Index, 25% Russell 3000 Index and 5% MSCI World ex-US Index had a one year return of 8.60%, a five year return of 6.17% and a return of 4.87% for the period since the Fund's inception.

INTERMEDIATE HORIZON STRATEGIC ALLOCATION FUND

TOTAL RETURN
(per calendar year)
2001 - 2006
[TOTAL RETURN INTERMEDIATE HORIZON BAR CHART]

                                                               INTERMEDIATE HORIZON STRATEGIC ALLOCATION
                                                                                 FUND
                                                               -----------------------------------------
2001                                                                             -2.28
2002                                                                             -7.23
2003                                                                             16.39
2004                                                                              8.13
2005                                                                              4.73
2006                                                                              9.20

-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest             8.52%             June 30, 2003
-----------------------------------------------------------------
      Lowest             -8.14%           September 30, 2002
-----------------------------------------------------------------


------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2006)
------------------------------------------------------------------------------------------------------
                                                                                    Since Inception
                                               1 Year               5 Year           September 2000
------------------------------------------------------------------------------------------------------
    Intermediate Horizon Strategic
            Allocation Fund                     9.20%                5.96%                3.76%
------------------------------------------------------------------------------------------------------
             S&P 500 Index                     15.80%                6.19%                0.60%
------------------------------------------------------------------------------------------------------
        Lehman Bros. Aggregate
              Bond Index                        4.33%                5.06%                6.10%
------------------------------------------------------------------------------------------------------



* A combined index consisting of 15% Merrill Lynch 1-3 Year Treasury Index, 30% Lehman Brothers Aggregate Bond Index, 5% Merrill Lynch High Yield Master II Index, 42% Russell 3000 Index and 8% MSCI World ex-US Index had a one year return of 11.05%, a five year return of 6.92% and a return of 4.21% for the period since the Fund's inception.

INTERMEDIATE/LONG HORIZON STRATEGIC ALLOCATION FUND

TOTAL RETURN
(per calendar year)
2001 - 2006
[TOTAL RETURN INTERMEDIATE/LONG HORIZON BAR CHART]

                                                                  INTERMEDIATE/LONG HORIZON STRATEGIC
                                                                            ALLOCATION FUND
                                                                  -----------------------------------
2001                                                                             -6.79
2002                                                                            -12.88
2003                                                                             20.87
2004                                                                              9.79
2005                                                                              5.84
2006                                                                             10.86

-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest             10.81%            June 30, 2003
-----------------------------------------------------------------
      Lowest             -12.40%          September 30, 2002
-----------------------------------------------------------------


------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2006)
------------------------------------------------------------------------------------------------------
                                                                                    Since Inception
                                               1 Year               5 Year           September 2000
------------------------------------------------------------------------------------------------------
       Intermediate/Long Horizon
       Strategic Allocation Fund               10.86%                6.29%                2.97%
------------------------------------------------------------------------------------------------------
             S&P 500 Index                     15.80%                6.19%                0.60%
------------------------------------------------------------------------------------------------------



* A combined index consisting of 9% Merrill Lynch 1-3 Year Treasury Index, 18% Lehman Brothers Aggregate Bond Index, 3% Merrill Lynch High Yield Master II Index, 59% Russell 3000 Index and 11% MSCI World ex-US Index had a one year return of 13.53%, a five year return of 7.60% and a return of 3.46% for the period since the Fund's inception.

LONG HORIZON STRATEGIC ALLOCATION FUND

TOTAL RETURN
(per calendar year)
2001 - 2006
[TOTAL RETURN LONG HORIZON BAR CHART]

                                                                LONG HORIZON STRATEGIC ALLOCATION FUND
                                                                --------------------------------------
2001                                                                            -12.06
2002                                                                            -19.38
2003                                                                             25.64
2004                                                                             11.46
2005                                                                              6.91
2006                                                                             12.69

-----------------------------------------------------------------
 HIGHEST AND LOWEST RETURNS
 (for calendar quarters covered by the bar chart)
-----------------------------------------------------------------
                                            Quarter Ending
-----------------------------------------------------------------
      Highest             14.24%            June 30, 2003
-----------------------------------------------------------------
      Lowest             -17.89%          September 30, 2002
-----------------------------------------------------------------


------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2006)
------------------------------------------------------------------------------------------------------
                                                                                    Since Inception
                                               1 Year               5 Year           September 2000
------------------------------------------------------------------------------------------------------
        Long Horizon Strategic
            Allocation Fund                    12.69%                6.35%                1.62%
------------------------------------------------------------------------------------------------------
             S&P 500 Index                     15.80%                6.19%                0.60%
------------------------------------------------------------------------------------------------------



* A combined index that through April 30, 2003 consisted of 60% Russell 1000 Equity Index, 25% Russell 2000 Equity Index, and 15% MSCI Ex-US Equity Index. Effective May 1, 2003 the combined index consists of 3% Merrill Lynch 1-3 Year Treasury Index, 6% Lehman Brothers Aggregate Bond Index, 1% Merrill Lynch High Yield Master II Index, 76% Russell 3000 Index, and 14% MSCI ex-US Equity Index. The returns of these blended benchmarks have been linked and had a one year return of 16.04%, a five year return of 7.60% and a return of 2.15% for the period since the Fund's inception. The benchmark was changed to reflect a change effective May 1, 2003 in the portfolio's asset allocation targets.

FUND FEES AND EXPENSES

THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE STRATEGIC ALLOCATION FUNDS.


    --------------------------------------------------------------------------------------------------------------------------
                                                                SHORT/
                                               SHORT         INTERMEDIATE     INTERMEDIATE    INTERMEDIATE/         LONG
                                              HORIZON          HORIZON          HORIZON        LONG HORIZON       HORIZON
                                             STRATEGIC        STRATEGIC        STRATEGIC        STRATEGIC        STRATEGIC
         SHAREHOLDER FEES (FEES PAID         ALLOCATION       ALLOCATION       ALLOCATION       ALLOCATION       ALLOCATION
       DIRECTLY FROM YOUR INVESTMENT)           FUND             FUND             FUND             FUND             FUND
    --------------------------------------------------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed
     on Purchases                               None             None             None             None             None
    --------------------------------------------------------------------------------------------------------------------------
     Maximum Deferred Sales Charge (Load)       None             None             None             None             None
    --------------------------------------------------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed
     on Reinvested Dividends                    None             None             None             None             None
    --------------------------------------------------------------------------------------------------------------------------
     Redemption Fee                             None             None             None             None             None
    --------------------------------------------------------------------------------------------------------------------------
     Exchange Fee                               None             None             None             None             None
    --------------------------------------------------------------------------------------------------------------------------
     ANNUAL FUND OPERATING
     EXPENSES (expenses that are
     deducted from Fund assets) as
     a % of average net assets(1)
    --------------------------------------------------------------------------------------------------------------------------
     Advisory Fee                              0.10%            0.10%            0.10%            0.10%            0.10%
    --------------------------------------------------------------------------------------------------------------------------
     Distribution (12b-1) Fees                  None             None             None             None             None
    --------------------------------------------------------------------------------------------------------------------------
     Other Expenses
    --------------------------------------------------------------------------------------------------------------------------
           Administrative Services Fee          None             None             None             None             None
    --------------------------------------------------------------------------------------------------------------------------
           Miscellaneous Expenses               None             None             None             None             None
    --------------------------------------------------------------------------------------------------------------------------
           Acquired Fund Fees and
          Expenses(2)                          0.69%            0.74%            0.79%            0.84%            0.89%
    --------------------------------------------------------------------------------------------------------------------------
     Total Other Expenses                      0.69%            0.74%            0.79%            0.84%            0.89%
    --------------------------------------------------------------------------------------------------------------------------
     TOTAL ANNUAL FUND
     OPERATING EXPENSES                        0.79%            0.84%            0.89%            0.94%            0.99%
    --------------------------------------------------------------------------------------------------------------------------


   (1) Based on estimated expenses for the current fiscal year.
   (2) EACH STRATEGIC ALLOCATION FUND BEARS ITS PRO RATA SHARE OF THE FEES AND EXPENSES (INCLUDING ADVISORY AND RULE 12B-1 FEES) OF THE UNDERLYING FUNDS IN WHICH IT INVESTS AS REFLECTED UNDER ACQUIRED FUND FEES AND EXPENSES.

EXAMPLE

The following example is intended to help you compare the cost of investing in a Strategic Allocation Fund to the cost of investing in other mutual funds. The example assumes that:
     -  you invest $10,000 in a Fund for the time periods indicated; and

     -  you then sell all your shares at the end of those periods.

The example also assumes that:
     -  your investment has a 5% return each year; and

     - the Fund's operating expenses shown in the table above remain the same before taking into consideration any fee waivers or reimbursements.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------------------------------------------------------
                                                   SHORT/
                                                INTERMEDIATE        INTERMEDIATE        INTERMEDIATE/
                            SHORT HORIZON          HORIZON             HORIZON          LONG HORIZON        LONG HORIZON
                              STRATEGIC           STRATEGIC           STRATEGIC           STRATEGIC           STRATEGIC
                             ALLOCATION          ALLOCATION          ALLOCATION          ALLOCATION          ALLOCATION
                                FUND                FUND                FUND                FUND                FUND
----------------------------------------------------------------------------------------------------------------------------
            1 year              $ 81               $   86              $   91              $   96              $  101
----------------------------------------------------------------------------------------------------------------------------
           3 years              $252               $  268              $  284              $  300              $  315
----------------------------------------------------------------------------------------------------------------------------
           5 years              $439               $  466              $  493              $  520              $  547
----------------------------------------------------------------------------------------------------------------------------
          10 years              $978               $1,037              $1,096              $1,155              $1,213
----------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER SERVICES

This section describes how to do business with the Funds and shareholder services that are available.

                                                          HOW TO REACH THE FUNDS

BY TELEPHONE      Call toll free at (800) 755-5801

BY MAIL           The Diversified Investors Funds Group
                  (or The Diversified Investors Funds Group II)
                  4 Manhattanville Road
                  Purchase, New York 10577

                                                          HOW TO PURCHASE SHARES

Shares of the Funds are available to institutional investors through certain retirement plans. These plans include, but are not limited to, 401(k), 403(b) and 457 Plans, Money Purchase Plans, Profit Sharing Plans, Simplified Employee Pension Plans, Keogh Plans and IRAs. Consult with your Service Agent and your tax and retirement advisers. If you are a participant in a plan, you should obtain the plan's conditions for participation from your plan administrator. Plans may prohibit purchases or redemptions of Fund shares during certain circumstances, such as a change in plan administrators. Consult your plan administrator for more information.

Each Fund's shares are sold without a sales charge. Purchases may be made Monday through Friday, except on certain holidays. Shares are purchased at net asset value (NAV) the next time it is calculated after your investment is received in good order and is accepted by the Distributor.

You may purchase shares in a Fund through the Distributor directly or by authorizing your retirement plan to purchase shares on your behalf. See Appendix B for information on purchases directly through the Distributor. See your plan administrator to obtain purchase instructions if you are a participant in a retirement plan. Plans which include fixed investment options may restrict or prohibit the purchase of shares of certain of the Funds with monies withdrawn from those fixed investment options.

The minimum initial investment is $5,000. The Funds are currently waiving this minimum. There is no minimum for subsequent investments. A retirement plan may, however, impose minimum investment requirements. Plan participants should consult their plan administrator.

                                     FREQUENT PURCHASES AND SALES OF FUND SHARES

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of a Fund's portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on the Fund's long term shareholders. For example, in order to handle large flows of cash into and out of a Fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the Fund's investment objective. Frequent trading may cause a Fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from a Fund's performance. In addition, the return received by long term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that a Fund's share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the Fund's portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other Funds could also be affected.

Because of the potential harm to the Funds and their long term shareholders, the Board of Trustees of the Funds has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, a Fund may limit additional exchanges or purchases of Fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of Fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of Fund shares, but each Fund reserves the right to reject any exchange or purchase of Fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the Adviser believes to be market timing, the Adviser will seek to block future purchases and exchanges of Fund shares by that account. Where surveillance of a particular account indicates activity that the Adviser believes could be either abusive or for legitimate purposes, the Fund may permit the account holder to justify the activity.

The Funds' policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Funds' Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the Funds or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. A Fund's ability to monitor trading in these accounts may be severely limited due to the lack of access to an individual investor's trading activity when orders are placed through these types of accounts.


As noted above, if a Fund is unable to detect and deter trading abuses, the Fund's performance, and its long term shareholders, may be harmed. In addition, because the Funds have not adopted any specific limitations or restrictions on the trading of Fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of Fund shares, even when the trading is not for abusive purposes. The Funds will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of Fund shares that the Board may adopt in the future. Because the Funds apply their policies and procedures in a discretionary manner, different shareholders may be treated differently, which could result in some shareholders being able to engage in frequent trading while others bear the costs and effects of that trading.


Additionally, the Funds have adopted policies and procedures to prevent the selective release of information about the Funds' portfolio holdings, as such information may be used for market-timing and similar abusive practices. A description of the Funds' policies and procedures with respect to the disclosure of portfolio securities is contained in the SAI.

                                      HOW THE PRICE OF YOUR SHARES IS CALCULATED

Each Fund's net asset value is the value of its assets minus its liabilities. The price of a Fund's shares is based on its net asset value. Each Fund calculates its net asset value every day the New York Stock Exchange is open. The Exchange is closed on certain holidays listed in the Statement of Additional Information. This calculation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time). Trading may take place in foreign securities held by a Fund on days when the Fund is not open for business. As a result, a Fund's NAV may be impacted on days on which it is not possible to purchase or sell shares of the Fund.

What is NAV?

NAV refers to a Fund's NET ASSET VALUE. Net asset value per share is calculated by dividing the total value of a Fund's securities and other assets, less liabilities, by the total number of shares outstanding. Securities are valued at market value or, if a market quotation is not readily available, using fair value determined in good faith under procedures established by and under the supervision of the Trustees. Foreign securities are normally valued based on quotations from the primary market in which they are traded, and converted from the local currency into U.S. dollars using current exchange rates. Money market instruments maturing within sixty days are valued at amortized cost, which approximates market value.

Each Fund generally values its portfolio securities based on market prices or quotations. When market prices or quotations are not readily available or are believed to be not reliable, a Fund may price those securities using fair value procedures approved by the Fund's Board of Trustees. A Fund may also use fair value procedures to price securities if it determines that a significant event has occurred between the time at which a market price is determined but prior to the time at which the Fund's net asset value is calculated (for example, where securities are primarily traded on a foreign exchange that has closed before the Fund's net asset value is calculated). When a Fund uses fair value procedures to price securities it may value those securities higher or lower than actual market quotations or higher or lower than other Funds using their own fair value procedures to price the same securities.

Short-term investments that have a maturity of more than 60 days generally are valued based on market prices or quotations. Short-term investments that have a maturity of 60 days or less are valued at amortized cost. Using this method, each Fund constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the Fund.

                                                              HOW TO SELL SHARES

On any business day, you may sell (redeem) all or a portion of your shares. Your transaction will be processed at the applicable Fund's NAV the next time it is calculated after your redemption request in good order is received by the Distributor. Redemption proceeds normally will be paid or mailed within seven days. A redemption is treated as a sale for tax purposes, and could result in taxable gain or loss in a non-tax-sheltered account.

Each Fund reserves the right to delay delivery of your redemption proceeds up to 7 days if the amount to be redeemed will disrupt a Fund's operation or performance.

Participants in a retirement plan should obtain redemption instructions from their plan administrator. If you purchased shares directly through the Distributor, see Appendix B for redemption instructions.

A signature guarantee is required for the following:

     - any redemption by mail if the proceeds are to be paid to someone else or are to be mailed to an address other than your address of record;

     -  any redemption by mail if the proceeds are to be wired to a bank;

     -  any redemption request for more than $50,000; and

     -  requests to transfer registration of shares to another owner.

At the Funds' discretion, signature guarantees may also be required for other redemptions. A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange may guarantee signatures. Call your financial institution to see if it has this capability. A signature guarantee is not the same as a notarized signature.

                                               SHAREHOLDER SERVICES AND POLICIES

EXCHANGES

On any business day you may exchange all or a portion of your shares in a fund for shares of any other available Fund. To make exchanges, please follow the procedures for sales described above under "How to Sell Shares." Plan participants should contact their plan administrator. Exchanges are processed at NAV the next time it is calculated after your exchange request in good order is received and approved by the Distributor. The Funds reserve the right to reject any exchange request or to modify or terminate the exchange privilege at any time. An exchange is the sale of shares of one Fund and purchase of shares of another, and could result in taxable gain or loss in a non-tax-sheltered account.

REDEMPTION PROCEEDS

The Funds intend to pay redemption proceeds in cash, but reserve the right to pay in kind by delivery of investment securities with a fair market value equal to the redemption price. In these cases, you might incur brokerage costs in converting the securities to cash.

Your right to receive payment of redemption proceeds may be suspended, or payment may be postponed, in certain circumstances. These circumstances include any period the New York Stock Exchange is closed (other than weekends or holidays) or trading on the Exchange is restricted, any period when an emergency exists and any time the Securities and Exchange Commission permits mutual funds to postpone payments for the protection of investors.

INVOLUNTARY REDEMPTIONS

If your account balance falls below $1,000 as a result of a redemption or exchange, your account may be closed and the proceeds sent to you. You will be given notice before this occurs.

TELEPHONE TRANSACTIONS

You may initiate redemptions and exchanges by telephone. The Funds and their agents will not be responsible for any losses resulting from unauthorized transactions when procedures designed to verify the identity of the caller are followed. During periods of unusual market activity, severe weather or other abnormal circumstances, it may be difficult for you to reach a representative of the Funds by telephone. In that case, please consider sending written instructions.

ADDRESS CHANGES

To change the address on your account contact your plan administrator or call
(800) 755-5801 and send a written request signed by all account owners. Include the name of your Fund(s), the account numbers(s), the name(s) on the account and both the old and new addresses.

REGISTRATION CHANGES

To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. For more information, contact your plan administrator or call (800) 755-5801. If your shares are held of record by a financial institution, contact that financial institution for ownership changes.

STATEMENTS AND REPORTS

The Funds will send you a confirmation statement quarterly reflecting regularly scheduled contributions and other transactions affecting your account. The Funds will also send you a confirmation statement after every transaction that affects your account registration. Information regarding the tax status of income dividends and capital gains distributions will be mailed to investors with non-tax-sheltered accounts early each year.

Financial reports for the Funds will be mailed semiannually to all shareholders.

DIVIDENDS AND DISTRIBUTIONS

As a Fund shareholder, you are entitled to your share of a Fund's net income and gains on its investments. Each Fund passes substantially all of its earnings along to its investors as distributions at least annually. When a Fund earns dividends from stocks and interest from bonds and other debt securities and distributes those earnings to shareholders, it is called a DIVIDEND DISTRIBUTION. A Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a CAPITAL GAIN DISTRIBUTION.

Each Fund pays substantially all of its net income from dividends and interest to its shareholders of record.

Each Fund distributes any net realized short-term and long-term capital gains to its shareholders. Each Fund may also make additional distributions to its shareholders to the extent necessary to avoid the application of the 4% non-deductible excise tax on certain undistributed income and net capital gains of mutual funds.

You will receive all distributions from a Fund in additional shares of the same Fund issued at NAV.

TAX MATTERS

This discussion of federal income taxes is for general information only. You should consult your own tax adviser about your particular situation, and the status of your account under state and local laws.

As long as a Fund qualifies for treatment as a regulated investment company, (which each has in the past and intends to do in the future), it pays no federal income tax on the earnings it distributes to shareholders.

TAXES ON DISTRIBUTIONS


Taxable investors normally will have to pay federal income taxes on distributions from a Fund, even though the distributions are reinvested in additional shares. Distributions from net capital gain (i.e., the excess of net long term capital gain over net short term capital loss) ordinarily will be taxable as long-term capital gains. Distributions of qualified dividend income received by a non-corporate shareholder on or before December 31, 2010 may qualify for a reduced tax rate, provided that they are so designated by the Fund and that the shareholder satisfies certain holding period requirements. Qualified dividend income generally is income derived from dividends from a U.S. corporation; dividends from certain foreign corporations will also qualify. Other distributions, including net short term capital gain, are generally taxable as ordinary income. Some distributions paid in January may be taxable to you as if they had been paid the previous December.

Early each year, each Fund will notify its shareholders (other than retirement plan participants) of the amount and tax status of distributions paid to shareholders for the preceding year.

TAXES ON SALES OR EXCHANGES


If you are otherwise subject to federal income taxes, any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.


OTHER TAX MATTERS

Retirement plans that invest in a Fund and satisfy applicable Internal Revenue Code conditions generally will not be subject to federal tax liability on either distributions from a Fund or redemptions or exchanges of shares of a Fund. Participants in these retirement plans will be taxed when they begin taking distributions from the plan in accordance with Internal Revenue Code rules.

Fund distributions will reduce a Fund's net asset value per share. As a result, taxable investors who buy shares in a Fund just before the Fund makes a distribution, may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

If you are neither a citizen nor a resident of the United States, each Fund will withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments that are subject to such withholding. The Funds will not withhold with respect to dividends designated as interest-related dividends or short-term capital gain dividends. Each Fund is also required in certain circumstances to apply backup withholding at the rate of 28% on taxable dividends, redemption proceeds (except for redemption proceeds from Diversified Institutional Money Market Fund) and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the United States) who does not furnish to that Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to the withholding tax on shareholders who are neither citizens nor residents of the United States.

MANAGEMENT
                                                             INVESTMENT ADVISERS

FUNDS OTHER THAN THE STOCK INDEX FUND

Diversified Investment Advisors, Inc. is the investment adviser of each of the underlying mutual funds (called Portfolios) in which these Funds invest. Diversified also advises the Stock Index Fund and each Strategic Allocation Fund. Diversified is an indirect, wholly-owned subsidiary of AEGON USA, Inc., a financial services holding company whose primary emphasis is life and health insurance and annuity and investment products. AEGON USA is an indirect, wholly-owned subsidiary of AEGON n.v., a Netherlands corporation which is a publicly traded international insurance group.

Diversified has selected subadvisers for each Portfolio. Diversified provides general supervision of the subadvisers and also manages the assets of each Strategic Allocation Fund, subject in each case to policies set by the Trustees. Diversified's investment management decisions are made by a committee of Diversified's personnel.

The subadvisers make the day-to-day investment decisions for the Portfolios and place the purchase and sale orders for securities transactions, subject in all cases to the general supervision of Diversified. The subadvisers are listed below; see "Subadvisers."

Diversified Investors Portfolios have obtained an exemptive order from the Securities and Exchange Commission which permits the Portfolios, under certain circumstances, to obtain the services of one or more subadvisers without investor or shareholder approval. The exemptive order also permits the terms of sub-advisory agreements to be changed and the employment of subadvisers to be continued after events that would otherwise cause an automatic termination of a sub-advisory agreement, in each case without shareholder approval if those changes or continuation are approved by the Portfolio's Board of Trustees. If a subadviser were added or changed without shareholder approval, the Prospectus would be revised and shareholders notified. Investors in all of the Portfolios (including the applicable Funds) have approved the exemptive order.

STOCK INDEX FUND

Diversified is the investment adviser of the Stock Index Fund, providing general supervision of the Fund's investment in its underlying Portfolio, subject to policies set by the Trustees.


Barclays Global Fund Advisors is the investment adviser of the Portfolio in which the Stock Index Fund invests. Barclays Global Fund Advisors ("BGFA") was formed in October 1996 and is a direct subsidiary of Barclays Global Investors, N.A. ("BGI") (which, in turn, is an indirect subsidiary of Barclays Bank PLC). Barclays Global Fund Advisors has been a registered investment adviser since 1996. The principal business address of Barclays Global Fund Advisors is 45 Fremont Street, San Francisco, California 94105.


Patrick O'Connor and S. Jane Leung are primarily responsible for the day-to-day management of the underlying Portfolio in which the Stock Index Fund invests. They are each responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their team to focus on certain asset classes, implementing investment strategies, researching and reviewing investment strategies, and overseeing members of their portfolio management team with more limited responsibilities, but each portfolio manager has appropriate limitations on their authority for risk management and compliance purposes.


Mr. O'Connor is an employee of BGFA and BGI and has been one of the portfolio managers primarily responsible for the day-to-day management of the underlying Portfolio since September 1999.



Ms. Leung is an employee of BGFA and BGI and has been primarily responsible for the day-to-day management of the underlying Portfolio since September 2006. Ms. Leung has been a portfolio manager for BGFA and BGI since 2001.


                                                                     SUBADVISERS

The subadvisers described in this section are responsible for the daily management of the Portfolios underlying the Funds named below. Diversified provides general supervision of the subadvisers.

Following is a brief description of the subadvisers, including information they have provided about certain of their investment personnel. The Statement of Additional Information contains additional information about the compensation of such persons, other accounts managed by each such person, and each such person's ownership of securities of the Funds with respect to which such person has or shares management responsibility.

MONEY MARKET FUND

GE Asset Management, Incorporated ("GEAMI"). GEAMI was formed in 1988 and has been a registered investment adviser since 1988. The principal business address of GEAMI is 3001 Summer Street, P.O. Box 120031, Stamford, Connecticut 06912-0031.

HIGH QUALITY BOND FUND



Merganser Capital Management Limited Partnership ("Merganser"). Merganser was formed in 2000, as the successor to a business formed in 1984, and is owned by certain of its employees. Merganser, or its predecessor, has been a registered investment adviser since 1984. The principal business address of Merganser is 99 High Street, Boston, Massachusetts 02110.


Douglas A. Kelly and Peter S. Kaplan are responsible for the day-to-day supervision of the High Quality Bond Portfolio on behalf of Merganser. Mr. Kelly is the Chief Investment Officer, Senior Vice President and Principal of Merganser, and has been with the firm since 1986. Mr. Kaplan is a Vice President and Principal of Merganser, and has been with the firm since 1986. Mr. Kelly is the lead manager of Merganser and Mr. Kaplan is the other manager at the firm. Mr. Kelly and Mr. Kaplan work jointly with one another and neither manager has any limitations on his respective role.

INFLATION-PROTECTED SECURITIES FUND


BlackRock Financial Management, Inc. ("BlackRock") BlackRock, a Delaware corporation, is an indirect wholly-owned subsidiary of BlackRock Inc., a premier provider of global investment management and risk management products, with $1.125 trillion in assets under management as of December 31, 2006. BlackRock is a registered investment adviser organized in 1994. The principal business address of BlackRock is 40 East 52nd Street, New York, New York 10022.



Stuart Spodek and Brian Weinstein are responsible for the day-to-day supervision of the Inflation-Protected Securities Portfolio on behalf of BlackRock. Mr. Spodek is a Managing Director and portfolio manager, and is a member of the Fixed Income Portfolio Management Group. Mr. Spodek joined the firm in 1993 as an analyst in BlackRock's Portfolio Management Group and subsequently was promoted to portfolio manager. Mr. Weinstein is a Director and portfolio manager, and is a member of the Fixed Income Portfolio Management Group. Mr. Weinstein moved to his current role in the Portfolio Management Group in 2002. He joined BlackRock in 2000 as an analyst in the Portfolio Analytics Group after spending several summers with BlackRock as an intern.



Mr. Spodek's primary responsibility is managing fixed income portfolios, with a sector emphasis on global government bonds, derivative instruments, and implementing yield curve strategy across global portfolios. Mr. Weinstein's primary responsibility is the management of total return portfolios, with a sector emphasis on government/agency bonds.


TOTAL RETURN BOND FUND

Western Asset Management Company
Western Asset Management Company Limited

Western Asset Management Company ("WAMCO"). WAMCO was founded in 1971 and is a wholly-owned subsidiary of Legg Mason, Inc. The principal business address of WAMCO is 385 East Colorado Boulevard, Pasadena, California 91101.


S. Kenneth Leech, Stephen A. Walsh, Edward A. Moody, Mark S. Lindbloom, and Carl
L. Eichstaedt are responsible for the day-to-day supervision of the Total Return Bond Portfolio on behalf of WAMCO. Mr. Leech is the Chief Investment Officer of WAMCO, and has been with the firm since 1993. Mr. Walsh is a Deputy Chief Investment Officer at WAMCO, and has been with the firm since 1992. Mr. Moody is a Portfolio Manager with WAMCO, and has been with the firm since 1986. Mr. Lindbloom is a Portfolio Manager at WAMCO, and has been with the firm since 2005. Prior to joining the firm, Mr. Lindbloom was a managing director of Salomon Brothers Asset Management Inc and a senior portfolio manager responsible for managing its Mortgage/Corporate Group, and was associated with Citigroup Inc. or its predecessor companies since 1986. Mr. Eichstaedt is a Portfolio Manager at WAMCO and has been with the firm since 1994.

Mr. Leech and Mr. Walsh serve as co-team leaders responsible for day-to-day strategic oversight of the Total Return Bond Portfolio's investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Total Return Bond Portfolio invests. Mr. Moody, Mr. Lindbloom, and Mr. Eichstaedt are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.


Western Asset Management Company Limited ("WAML"). WAML has managed fixed income assets since 1984, and has been a registered investment adviser since that time. WAML is a wholly-owned subsidiary of Legg Mason, Inc. The principal business address of WAML is 10 Exchange Square, Primrose Street, London, England EC2A 2EN.

WAML is responsible for providing advice regarding the management of the Total Return Bond Portfolio's foreign fixed income investments. S. Kenneth Leech and Stephen A. Walsh serve as co-team leaders responsible for the day-to-day strategic oversight of the fixed income investments of the Total Return Bond Portfolio on behalf of WAML. Mr. Leech and Mr. Walsh also serve as co-team leaders for the Total Return Bond Portfolio on behalf of WAMCO, as described above.

CORE BOND FUND


BlackRock Financial Management, Inc. ("BlackRock"). BlackRock, a Delaware corporation, is an indirect wholly-owned subsidiary of BlackRock, Inc., a premier provider of global investment management and risk management products, with $1.125 trillion in assets under management as of December 31, 2006. BlackRock is a registered investment adviser organized in 1994. The principal business address of BlackRock is 40 East 52(nd) Street, New York, New York 10022.



Scott Amero and Keith Anderson are responsible for the day-to-day supervision of the Core Bond Portfolio on behalf of BlackRock. Mr. Anderson is a Vice Chairman, the Global Chief Investment Officer for Fixed Income, and a member of BlackRock's Executive and Management Committees. Mr. Anderson is Chairman of the Investment Strategy Group at BlackRock, and has been with the firm since 1988. Mr. Amero is a Managing Director, co-head of BlackRock's fixed income portfolio management team, a member of the Management Committee and co-chair of the Fixed Income Investment Strategy Group. Mr. Amero is also the head of global fixed income research, and has been with the firm since 1990.


Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios, including the Core Bond Portfolio. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors worldwide. Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios, including the Core Bond Portfolio.

HIGH YIELD BOND FUND

Eaton Vance Management. Eaton Vance Management has been a registered investment adviser since 1990 and is a wholly owned subsidiary of Eaton Vance Corp. The principal business address of Eaton Vance Management is 255 State Street, Boston, Massachusetts 02109.


Linda Carter and Michael W. Weilheimer are responsible for the day-to-day supervision of the High Yield Bond Portfolio on behalf of Eaton Vance Management. Ms. Carter is a Vice President and portfolio manager at Eaton Vance Management and serves as the senior fixed income analyst of the High Yield Fixed Income Group. Mr. Weilheimer is a Vice President and portfolio manager at Eaton Vance Management and serves as Director of the High Yield Fixed Income Group. Both Ms. Carter and Mr. Weilheimer have been with Eaton Vance Management for more than five years. Ms. Carter and Mr. Weilheimer act as co-managers for the High Yield Bond Portfolio, and they share joint and primary responsibility with respect to the High Yield Bond Portfolio.

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                                       -60-

BALANCED FUND

Goldman Sachs Asset Management, L.P.
Western Asset Management Company
Western Asset Management Company Limited


Goldman Sachs Asset Management, L.P. ("GSAM(R)"). GSAM has been registered as an investment adviser with the Securities and Exchange Commission since 1990 and is an affiliate of Goldman, Sachs & Co. The principal business address of GSAM is 32 Old Slip, New York, New York 10005.



Melissa Brown and Robert C. Jones are responsible for the day-to-day supervision of the Balanced Portfolio on behalf of GSAM. Ms. Brown is a Managing Director and a senior portfolio manager at GSAM, and has been with the firm for over five years. Mr. Jones is the Chief Investment Officer for the Global Quantitative Equity team at GSAM, and has been with the firm for over five years. Ms. Brown and Mr. Jones have joint responsibility with respect to all aspects of the Balanced Portfolio.


Western Asset Management Company ("WAMCO"). WAMCO was founded in 1971 and is a wholly-owned subsidiary of Legg Mason, Inc. The principal business address of WAMCO is 385 East Colorado Boulevard, Pasadena, California 91101.


S. Kenneth Leech, Stephen A. Walsh, Edward A. Moody, Mark S. Lindbloom, and Carl
L. Eichstaedt are responsible for the day-to-day supervision of the Balanced Portfolio on behalf of WAMCO. Mr. Leech is the Chief Investment Officer of WAMCO, and has been with the firm since 1993. Mr. Walsh is a Deputy Chief Investment Officer at WAMCO, and has been with the firm since 1992. Mr. Moody is a Portfolio Manager at WAMCO and has been with the firm since 1986. Mr. Lindbloom is a Portfolio Manager at WAMCO, and has been with the firm since 2005. Prior to joining the firm, Mr. Lindbloom was a managing director of Salomon Brothers Asset Management Inc and a senior portfolio manager responsible for managing its Mortgage/Corporate Group, and was associated with Citigroup Inc. or its predecessor companies since 1986. Mr. Eichstaedt is a Portfolio Manager at WAMCO and has been with the firm since 1994.



Mr. Leech and Mr. Walsh serve as co-team leaders responsible for day-to-day strategic oversight of the Balanced Portfolio's investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Balanced Portfolio invests. Mr. Moody, Mr. Lindbloom and Mr. Eichstaedt are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.


Western Asset Management Company Limited ("WAML"). WAML has managed fixed income assets since 1984, and has been a registered investment adviser since that time. WAML is a wholly-owned subsidiary of Legg Mason, Inc. The principal business address of WAML is 10 Exchange Square, Primrose Street, London, England EC2A 2EN.

WAML is responsible for providing advice regarding the management of the Balanced Portfolio's foreign fixed income investments. S. Kenneth Leech and Stephen A. Walsh serve as co-team leaders responsible for the day-to-day strategic oversight of the fixed income investments of the Balanced Portfolio on behalf of WAML. Mr. Leech and Mr. Walsh also serve as co-team leaders for the Balanced Portfolio on behalf of WAMCO, as described above.

VALUE & INCOME FUND

AllianceBernstein LP
TCW Investment Management Company


AllianceBernstein LP ("Alliance"). Alliance Capital Management is the general partner of Alliance, and Alliance Capital Management Holding L.P. and AXA Financial Inc. own approximately 30% and 50% of Alliance, respectively, as limited partners. Alliance has been a registered investment adviser since August 13, 1999. The principal business address of Alliance is 1345 Avenue of the Americas, New York, New York 10105.

In December 2003, Alliance announced that it had reached terms with the New York State Attorney General and the Staff of the Securities and Exchange Commission for the resolution of regulatory claims with respect to market timing in certain of its mutual funds. The Funds believe that none of the regulatory claims involved any activities related to the Value & Income Fund.


Marilyn G. Fedak, John P. Mahedy, John D. Phillips, Jr., and Christopher Marx are the four individuals who have the most significant responsibility for the day-to-day supervision of the Value & Income Portfolio on behalf of Alliance. Ms. Fedak is the Co-Chief Investment Officer -- US Value Equities and Chairman of the US Value Investment Policy Group, and has been with the firm since 1984. Mr. Mahedy is the Co-Chief Investment Officer -- US Value Equities and Director of Research for the US Value Equities, and has been with the firm since 1995. Mr. Phillips is a Senior Portfolio Manager, and has been with the firm since 1994. Mr. Marx is a Senior Portfolio Manager, and has been with the firm since 1997. Ms. Fedak, Mr. Mahedy, Mr. Phillips, and Mr. Marx are members of Alliance's US Value Investment Policy Group, which manages a portion of the Value & Income Portfolio. Ms. Fedak is the lead member of the team; however, no one member has primary responsibility for making investment decisions.


TCW Investment Management Company ("TCW"). TCW was formed in 1987 and has been a registered investment advisor since 1987. TCW is an indirect subsidiary of The TCW Group, Inc. which is, in turn, an indirect subsidiary of Societe Generale, S.A. The principal business address of TCW is 865 South Figueroa Street, Los Angeles, California 90014.

Diane E. Jaffee, the Group Managing Director of TCW since 2001, is responsible for the day-to-day supervision and management of the Value & Income Portfolio. Prior to joining TCW, Ms. Jaffee was an investment officer at SG Cowen Asset Management, Inc.

VALUE FUND


Hotchkis and Wiley Capital Management, LLC. ("Hotchkis"). Hotchkis was formed in 1980 and is independently owned. Its principal business address is 725 South Figueroa Street, 39th Floor, Los Angeles, California 90017-5439.



Patricia McKenna, Sheldon Lieberman, George Davis, Stan Majcher and David Green are the five individuals who have the most significant responsibility for the day-to-day supervision of the Value Portfolio on behalf of Hotchkis. Mr. Davis is a Principal, Portfolio Manager and the Chief Executive Officer, and has been with the firm since 1988. Ms. McKenna is a Principal and Portfolio Manager, and has been with the firm since 1995. Mr. Lieberman is a Principal and Portfolio Manager, and has been with the firm since 1994. Mr. Majcher is a Principal and Portfolio Manager, and has been with the firm since 1996. Mr. Green is a Principal and Portfolio Manager, and has been with the firm since 1997.



All members of the Hotchkis team participate in the investment decision process during the group meetings during which the team decides the stock/weight selection for the target portfolio. They have authority to direct trading activity of the Value Portfolio. Mr. Majcher and Mr. Green are jointly responsible for the day-to-day management of the Value Portfolio's cash flows, which includes directing the Portfolio's purchases and sales to ensure that the Portfolio's holdings remain reflective of the "target portfolio."


GROWTH & INCOME FUND

Ark Asset Management Co., Inc.
Aronson+Johnson+Ortiz, LP
Goldman Sachs Asset Management, L.P.


Ark Asset Management Co., Inc. ("Ark"). Ark has been a registered investment adviser since July 10, 1989. Ark was formed in July 1989 and is owned by Ark Asset Holdings, Inc. Ark Asset Holdings, Inc. is owned by certain Ark employees. The principal business address of Ark is 125 Broad Street, 13th Floor, New York, New York 10004.

Joel Kurth and Nancy Peretz are responsible for the day-to-day supervision of the Growth & Income Portfolio on behalf of Ark. Mr. Kurth is a Managing Director at Ark, and has been with the firm since 1998. Ms. Peretz is a Managing Director at Ark, and has been with the firm since 2000.


Mr. Kurth is the lead member of the portfolio management team in Ark's Large Cap Growth Group, which is responsible for the Growth & Income Portfolio. Generally, Mr. Kurth makes the buy and sell decisions, while the other team members contribute ideas and analysis for securities in their specific industry sectors/groups. Mr. Kurth also is the research analyst for the Financial and Energy sectors of the Portfolio. Lastly, Mr. Kurth is responsible for the overall portfolio construction for Ark's Large Cap Growth Group. Ms. Peretz is a lead member of the portfolio management team and makes all portfolio management decisions when Mr. Kurth is absent. Ms. Peretz is also a research analyst analyzing stocks in the Consumer Staples sector and interest companies in the Consumer Discretionary sector for the Large Cap Growth product. She contributes buy and sell recommendations to the portfolio in this capacity.



Aronson+Johnson+Ortiz, LP ("AJO"). AJO was founded in 1984 and became a registered investment adviser on December 11, 1984. AJO is owned and operated by nine principals, with experience in portfolio management, security analysis, trading, consulting, public accounting and econometrics. The principal business address of AJO is 230 S. Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102.



Theodore A. Aronson, Kevin M. Johnson, Martha E. Ortiz, Stefani Cranston, Gina Marie N. Moore, and R. Brian Wenzinger are responsible for the day-to-day supervision of the Growth & Income Portfolio on behalf of AJO. Mr. Aronson is the Managing Principal of AJO, and has been with the firm since 1984. Mr. Johnson is a Principal of AJO, and has been with the firm since 1993. Ms. Ortiz is a Principal of AJO, and has been with the firm since 1987. Ms. Cranston is Principal of AJO, and has been with the firm since 1991. Ms. Moore is a Principal of AJO, and has been with the firm since 1998. Mr. Wenzinger is a Principal of AJO, and has been with the firm since 2000. Each member of the AJO team has joint responsibility for the Growth & Income Portfolio. There is no lead member of the AJO team.



Goldman Sachs Asset Management, L.P. ("GSAM"). GSAM has been registered as an investment adviser with the Securities and Exchange Commission since 1990 and is an affiliate of Goldman, Sachs & Co. The principal business address of GSAM is 32 Old Slip, New York, New York 10005.



Melissa Brown and Robert C. Jones are responsible for the day-to-day supervision of the Growth & Income Portfolio on behalf of GSAM. Ms. Brown is a Managing Director and a senior portfolio manager at GSAM, and has been with the firm for over five years. Mr. Jones is the Chief Investment Officer for the Global Quantitative Equity team at GSAM, and has been with the firm for over five years. Ms. Brown and Mr. Jones have joint responsibility with respect to all aspects of the Growth & Income Portfolio.


EQUITY GROWTH FUND

Ark Asset Management Co., Inc.
Marsico Capital Management, LLC


Ark Asset Management Co., Inc. ("Ark"). Ark has been a registered investment adviser since July 10, 1989. Ark was formed in July 1989 and is owned by Ark Asset Holdings, Inc. Ark Asset Holdings, Inc. is owned by certain Ark employees. The principal business address of Ark is 125 Broad Street, 13th Floor, New York, New York, 10004.


Joel Kurth and Nancy Peretz are responsible for the day-to-day supervision of the Equity Growth Portfolio on behalf of Ark. Mr. Kurth is a Managing Director at Ark, and has been with the firm since 1998. Ms. Peretz is a Managing Director at Ark, and has been with the firm since 2000.


Mr. Kurth is the lead member of the portfolio management team in Ark's Large Cap Growth Group, which is responsible for the Equity Growth Portfolio. Generally, Mr. Kurth makes the buy and sell decisions, while the other team members contribute ideas and analysis for securities in their specific industry sectors/groups. Mr. Kurth also is responsible for the overall portfolio construction for Ark's Large Cap Growth Group. Ms. Peretz is a lead member of the portfolio management team and makes all portfolio management decisions when Mr. Kurth is absent. Ms. Peretz is also a research analyst analyzing stocks in the Consumer Staples sector and interest companies in the Consumer Discretionary sector for the Large Cap Growth product. She contributes buy and sell recommendations to the portfolio in this capacity.


Marsico Capital Management, LLC. Marsico was organized in September 1997 as a registered investment adviser. Marsico is an indirect wholly-owned subsidiary of Bank of America Corporation. The principal business address of Marsico is 1200 17th Street, Suite 1300, Denver, Colorado 80202.

Thomas F. Marsico, the Chief Investment Officer of Marsico since 1997, is responsible for the day-to-day management of the Equity Growth Portfolio. Mr. Marsico has over 20 years experience as a securities analyst and portfolio manager.

MID-CAP VALUE FUND

Cramer, Rosenthal, McGlynn, LLC
LSV Asset Management
RiverSource Investments, LLC


Cramer, Rosenthal, McGlynn, LLC ("CRM"). CRM was founded in 1973 as an independent investment counselor. CRM has been a registered investment adviser since June 13, 1983. The principal business address of CRM is 520 Madison Avenue, New York, New York 10022.



The CRM Small/Mid-Cap Value team is led by Jay B. Abramson, Carl D. Brown, Brendan J. Hartman, and Robert L. Rewey, III who are responsible for the day-to-day supervision of the Mid-Cap Value Portfolio on behalf of CRM. Mr. Abramson is the President and Chief Investment Officer of CRM, and has been with the firm since 1985. Mr. Brown is a Senior Vice President, and has been with the firm since 1999. At CRM, Mr. Brown is a portfolio manager and senior research analyst in the investment group. Mr. Hartman is a Senior Vice President, and has been with the firm since 2001. Mr. Hartman is responsible for portfolio management and research in CRM's investment group. Mr. Rewey is a Senior Vice President at CRM, and has been with the firm since 2003. Prior to joining the firm, Mr. Rewey was a portfolio manager and senior research analyst at Sloate, Weisman, Murray & Co., Inc. from 1995 - 2003. All have joint responsibility with respect to the Mid-Cap Value Portfolio. Each has the authority to make final decisions to buy and sell securities for the Mid-Cap Value Portfolio. There are sixteen other analysts who contribute to the security selection process.



LSV Asset Management ("LSV"). LSV was formed in 1994 and is owned by fifteen equity partners, all of whom are actively involved in the business. The principal business address of LSV is One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.



Josef Lakonishok, Robert Vishny, Menno Vermeulen, CFA and Puneet Mansharamani, CFA are responsible for the day-to-day supervision of the Mid-Cap Value Portfolio on behalf of LSV. Mr. Lakonishok is the Chief Executive Officer, Chief Investment Officer, Partner, and a Portfolio Manager of LSV, and has been at the firm since 1994. Mr. Vishny is a Partner and a Portfolio Manager at LSV, and has been at the firm since 1994. Mr. Vermeulen is a Portfolio Manager and Senior Quantitative Analyst at LSV, and has been at the firm since 1995. Mr. Mansharamani is a Portfolio Manager at LSV and has been at the firm since 2000.


LSV's portfolio decision making process is strictly quantitative and driven by
(i) a proprietary model which ranks securities based on fundamental measures of value and indicators of near-term appreciation potential, and (ii) a risk control process that controls for residual benchmark risk while maximizing the expected returns of the portfolio. There is no subjective modification applied to the results of the process and refinements to the model are made as suggested by advances in LSV's research. All investment decisions are made according to the quantitative model and implemented by the team of Messrs. Lakonishok, Vishny, Vermeulen and Mansharamani. There is no lead member of the LSV team.

RiverSource Investments, LLC ("RiverSource"). RiverSource has been a registered investment adviser since December, 1985, and is a wholly-owned subsidiary of Ameriprise Financial, Inc. The principal business address of RiverSource is 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474.



Warren Spitz, Steven Schroll, Laton Spahr, and Paul Stocking are responsible for the day-to-day supervision of the Mid-Cap Value Portfolio on behalf of RiverSource. Mr. Spitz has been a Senior Portfolio Manager with the firm since 2000. Mr. Schroll is a Portfolio Manager with RiverSource and has been with the firm since 1998. Mr. Spahr, Portfolio Manager, has been with the firm since 2001. Mr. Stocking, Associate Portfolio Manager, joined RiverSource in 1995 as a Senior Equity Analyst.


MID-CAP GROWTH FUND

Columbus Circle Investors ("CCI"). CCI, a Delaware general partnership, was established in 1975 as in-house managers for Gulf & Western Industries (now part of Viacom, Inc.) and has been a registered investment adviser since 1994. The principal business address of CCI is One Station Place, Stamford, Connecticut 06902.

Clifford Fox and Michael Iacono are responsible for the day-to-day supervision of the Mid-Cap Growth Portfolio on behalf of Columbus Circle. Mr. Fox is a Senior Managing Director of CCI, and has been at the firm since 1992. Mr. Iacono is a Managing Director of CCI, and has been with the firm since 2000. Mr. Fox is the lead portfolio manager and Mr. Iacono is the co-portfolio manager with respect to the Mid-Cap Growth Portfolio. Research analysts and portfolio managers at CCI work together as a team to generate ideas for the Mid-Cap Growth Portfolio. Final decisions for all portfolio transactions are made by Mr. Fox.

SMALL-CAP VALUE FUND

EARNEST Partners, LLC
Mesirow Financial Management, Inc.


EARNEST Partners, LLC ("EARNEST"). EARNEST was formed in 1997 and is wholly owned by its employees. EARNEST has been a registered investment adviser since 1999. The principal business address of EARNEST is 1180 Peachtree Street, Suite 2300, Atlanta, Georgia 30309.


Paul E. Viera, Jr., the Chief Executive Officer of EARNEST, is responsible for the day-to-day management of the Small-Cap Value Portfolio on behalf of EARNEST. Mr. Viera has been with EARNEST since its inception in 1997.


Mesirow Financial Management, Inc. ("Mesirow Financial"). Mesirow Financial was established in 1974, and is a majority employee-owned indirect subsidiary of Mesirow Financial Holdings, Inc., a diversified financial services firm. The principal business address of Mesirow Financial is 350 N. Clark Street, Chicago, Illinois 60610.



Michael A. Crowe and Rosa Welton are responsible for the day-to-day supervision of the Small-Cap Value Portfolio on behalf of Mesirow Financial. Mr. Crowe is a Senior Managing Director with the firm since 2003. Previously, Mr. Crowe was a Managing Director for Lunn Partners, where he directed the firm's discretionary money management subsidiary. Ms. Welton is a Senior Vice President with the firm since 2003. Prior to joining Mesirow Financial, Ms. Welton was an Investment Analyst at Deloitte & Touche Investment Advisors.

SPECIAL EQUITY FUND

EARNEST Partners, LLC
INVESCO Institutional (N.A.), Inc.
Mazama Capital Management, Inc.
RS Investment Management, Co. LLC
Wellington Management Company, LLP.


EARNEST Partners, LLC ("EARNEST"). EARNEST was formed in 1997 and is wholly owned by its employees. EARNEST has been a registered investment adviser since 1999. The principal business address of EARNEST is 1180 Peachtree Street, Suite 2300, Atlanta, Georgia 30309.


Paul E. Viera, Jr., the Chief Executive Officer of EARNEST, is responsible for the day-to-day management of the Special Equity Portfolio on behalf of EARNEST. Mr. Viera has been with EARNEST since its inception in 1997.


INVESCO Institutional (N.A.), Inc. ("INVESCO"). INVESCO was formed in 1971 and has been a registered investment adviser since 1988. INVESCO is indirectly wholly owned by AMVESCAP PLC. The principal business address of INVESCO is One Middletown Plaza, 1360 Peachtree Street, N.E., Suite 100, Atlanta, Georgia 30309.


Jeremy Lefkowitz, Dan Kostyk, Glen Murphy, Anthony Munchak, and Francis Orlando are the five individuals who have the most significant responsibility for the day-to-day supervision of the Special Equity Portfolio on behalf of INVESCO. Mr. Lefkowitz is the Head of Portfolio Management at INVESCO, and has been with the firm since 1983. Mr. Kostyk is a Portfolio Manager at INVESCO, and has been with the firm since 1996. Mr. Murphy is a Portfolio Manager at INVESCO, and has been with the firm since 1996. Mr. Munchak is a Portfolio Manager at INVESCO, and has been with the firm since 2000. Mr. Orlando is a Portfolio Manager, and has been with the firm since 1988.

Mr. Lefkowitz is the lead member of the team and oversees the activities of the other Portfolio Managers. The Special Equity Portfolio is managed using a team approach. Any trade involves at least two members of the team. Each member of the team has the same responsibilities with the exception of Mr. Lefkowitz, who has an oversight and review role.


Mazama Capital Management, Inc. ("Mazama"). Mazama was founded and became a registered investment adviser in 1997. Mazama's principal address is One Southwest Columbia Street, Portland, Oregon 97258.


Ronald A. Sauer, Stephen C. Brink, Gretchen Novak, Timothy P. Butler and Michael
D. Clulow are the five individuals who have the most significant responsibility for the day-to-day supervision of the Special Equity Portfolio on behalf of Mazama.


Mr. Sauer serves as Mazama's Chief Executive Officer, Chief Investment Officer and Senior Portfolio Manager, and has been with the firm since its inception. Mr. Sauer has overall responsibility for the management of the Mazama investment team. Mr. Brink is Senior Vice President, Portfolio Manager and Director of Research at Mazama, and has also been with the firm since its inception. Ms. Novak serves as Associate Portfolio Manager and Sector Portfolio Manager. She joined Mazama in 1999. Mr. Butler serves as a Sector Portfolio Manager, and has been with the firm since 2002. Prior to joining the firm, Mr. Butler worked for Pacific Crest Securities as a senior research analyst since 1999. Mr. Clulow also serves as a Sector Portfolio Manager, and has been with the firm since 2002. Prior to joining the firm, Mr. Clulow worked for UBS Warburg as a senior analyst since 2000.


Mazama's Investment Team consists of two primary Portfolio Managers, four Sector Portfolio Managers and four Research Analysts, each of whom conducts research and plays an active role in portfolio decision making for the Portfolio. The primary Portfolio Managers oversee investment decision making across all industry groups and sectors, while each Sector Portfolio Manager is responsible for one or more of the five primary sectors in the portfolio (Technology, Financial Services, Consumer Discretionary, Healthcare and Producer Durables). The additional Research Analysts support the primary

Portfolio Managers and Sector Portfolio Managers in identifying investments for the Fund(s). Each member of the Investment Team utilizes the firm's proprietary Price Performance Model to evaluate investments as part of the day-to-day management of the Portfolio.


RS Investment Management Co. LLC ("RS"). RS Investments is a Delaware limited liability company and it or its investment affiliates have been managing mutual fund investments since 1987. Guardian Investor Services LLC owns a majority of the outstanding interests in RS. The principal business address of RS is 388 Market Street, Suite 1700, San Francisco, California 94111.


William Wolfenden, Portfolio Manager, has been responsible for the day-to-day supervision and management of the Special Equity Portfolio on behalf of RS since 2001. Prior to joining RS, Mr. Wolfenden was a portfolio manager and analyst at Dresdner RCM Global Investors from 1994-2001.

Wellington Management Company, LLP ("Wellington Management"). Wellington Management and its predecessor organizations have provided investment advisory services since 1928. Wellington Management has been a registered investment adviser since October 1979. The principal business address of Wellington Management is 75 State Street, Boston, Massachusetts 02109.

The following individuals are responsible for the day-to-day supervision of the Special Equity Portfolio on behalf of Wellington Management:


Stephen T. O'Brien is a Senior Vice President and an Equity Portfolio Manager at Wellington Management, and has been with the firm since 1983. Mr. O'Brien has served as Portfolio Manager of the Portfolio since 2002. Timothy J. McCormack, CFA is a Vice President and an Equity Portfolio Manager at Wellington Management, and has been with the firm since 2000. Mr. McCormack has been involved in portfolio management and securities analysis for the Portfolio since 2002. Shaun F. Pedersen is a Vice President and an Equity Portfolio Manager at Wellington Management, and has been with the firm since 2004. Mr. Pedersen has been involved in portfolio management and securities analysis for the Portfolio since 2004. Prior to joining Wellington Management, Mr. Pedersen was an investment professional at Thomas Weisel Asset Management (2001 - 2004).


SMALL-CAP GROWTH FUND


Perimeter Capital Partners LLC ("Perimeter"). Perimeter, a registered investment adviser, was founded in 2006. The principal business address of Perimeter is 5 Concourse Parkway, Suite 2725, Atlanta, Georgia 30328.


Mark D. Garfinkel, CFA, is responsible for the day-to-day supervision of the Small-Cap Growth Portfolio on behalf of Perimeter. Mr. Garfinkel has served as Principal and Small Cap Growth Portfolio Manager at Perimeter since the founding of the firm in 2006. Prior to joining Perimeter, Mr. Garfinkel served as a Managing Director of Trusco Capital Management, Inc. since 1994.

AGGRESSIVE EQUITY FUND


Turner Investment Partners, Inc. ("Turner"). Turner was founded in 1990 and has been a registered investment adviser since 1990. The principal business address of Turner is 1205 Westlake Drive, Berwyn, Pennsylvania 19312.



Robert E. Turner, Mark D. Turner, and Robb J. Parlanti are responsible for the day-to-day supervision of the Aggressive Equity Portfolio on behalf of Turner. Robert E. Turner is the Chairman and Chief Executive Officer of Turner, and has been with the firm since 1990. Mark D. Turner is the President, Senior Portfolio Manager, and Security Analyst for Turner, and has been with the firm since 1990. Robb J. Parlanti is a Senior Portfolio Manager, and Security Analyst for Turner, and has been with the firm since 1993.



Robert E. Turner is the lead manager of the Turner team, and Mark D. Turner and Robb J. Parlanti are co-managers. Each member of the Turner team has responsibility for the analysis of and purchase/sale recommendations for stocks within a specific market sector. Most team members have additional responsibility as lead or back-up managers for Turner's equity products. Investment decisions are reviewed jointly by portfolio managers and sector analysts. However, the lead portfolio manager has final decision-making authority.

INTERNATIONAL EQUITY FUND

LSV Asset Management
Wellington Management Company, LLP


LSV Asset Management ("LSV"). LSV was formed in 1994 and is owned by fifteen equity partners, all of whom are actively involved in the business. The principal business address of LSV is One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.



Josef Lakonishok, Robert Vishny, Menno Vermeulen, CFA and Puneet Mansharamani, CFA are responsible for the day-to-day supervision of the International Equity Portfolio on behalf of LSV. Mr. Lakonishok is the Chief Executive Officer, Chief Investment Officer, Partner, and a Portfolio Manager of LSV, and has been at the firm since 1994. Mr. Vishny is a Partner and a Portfolio Manager at LSV, and has been at the firm since 1994. Mr. Vermeulen is a Portfolio Manager and Senior Quantitative Analyst at LSV, and has been at the firm since 1995. Mr. Mansharamani is a Portfolio Manager at LSV, and has been at the firm since 2000.


LSV's portfolio decision making process is strictly quantitative and driven by
(i) a proprietary model which ranks securities based on fundamental measures of value and indicators of near-term appreciation potential, and (ii) a risk control process that controls for residual benchmark risk while maximizing the expected returns of the portfolio. There is no subjective modification applied to the results of the process and refinements to the model are made as suggested by advances in LSV's research. All investment decisions are made according to the quantitative model and implemented by the team of Messrs. Lakonishok, Vishny, Vermeulen and Mansharamani. There is no lead member of the LSV team.


Wellington Management Company, LLP ("Wellington Management"). Wellington Management and its predecessor organizations have provided investment advisory services since 1928. Wellington Management has been a registered investment adviser since October 1979. The principal business address of Wellington Management is 75 State Street, Boston, Massachusetts 02109.


The following individuals are responsible for the day-to-day supervision of the International Equity Portfolio on behalf of Wellington Management.


Andrew J. Offit is a Senior Vice President and an Equity Portfolio Manager of Wellington Management, and has been at the firm since 1997. Mr. Offit has served as portfolio manager for the International Equity Portfolio since 2004. Jean-Marc Berteaux is a Senior Vice President and an Equity Portfolio Manager of Wellington Management, and has been at the firm since 2001. Mr. Berteaux has been involved in portfolio management and securities analysis for the Portfolio since 2004. Mr. Hudson, CFA, is a Vice President and an Equity Portfolio Manager of Wellington Management, and has been with the firm since 2005. Mr. Hudson has been involved in portfolio management and securities analysis for the Portfolio since 2006. Prior to joining Wellington Management, Mr. Hudson was a Portfolio Manager and Analyst at American Century Investment Management (2000-2005).

                                                                   ADVISORY FEES

For the fiscal year ended December 31, 2006, each Fund paid Diversified and the subadvisers aggregate advisory fees (after waivers) equal to that percentage of the Fund's average daily net assets set forth in the table below. A discussion regarding the basis of the Board of Trustees' approval of the continuance of the advisory and subadvisory agreements of Diversified and the subadvisers is available in the Funds' annual report to shareholders for the fiscal year ended December 31, 2006, and semi-annual report to shareholders for the six-month period ended June 30, 2006.


    --------------------------------------------------------------------------------
     Money Market Fund                                                  0.25%
    --------------------------------------------------------------------------------
     High Quality Bond Fund                                             0.35%
    --------------------------------------------------------------------------------
     Inflation-Protected Securities Fund                                0.34%
    --------------------------------------------------------------------------------
     Core Bond Fund                                                     0.35%
    --------------------------------------------------------------------------------
     Total Return Bond Fund                                             0.25%
    --------------------------------------------------------------------------------
     High Yield Bond Fund                                               0.55%
    --------------------------------------------------------------------------------
     Balanced Fund                                                      0.42%
    --------------------------------------------------------------------------------
     Value & Income Fund                                                0.45%
    --------------------------------------------------------------------------------
     Value Fund                                                         0.34%
    --------------------------------------------------------------------------------
     Stock Index Fund                                                   0.00%
    --------------------------------------------------------------------------------
     Growth & Income Fund                                               0.60%
    --------------------------------------------------------------------------------
     Equity Growth Fund                                                 0.62%
    --------------------------------------------------------------------------------
     Aggressive Equity Fund                                             0.76%
    --------------------------------------------------------------------------------
     Mid-Cap Value Fund                                                 0.66%
    --------------------------------------------------------------------------------
     Mid-Cap Growth Fund                                                0.72%(1)
    --------------------------------------------------------------------------------
     Small-Cap Value Fund                                               0.80%
    --------------------------------------------------------------------------------
     Special Equity Fund                                                0.80%
    --------------------------------------------------------------------------------
     Small-Cap Growth Fund                                              0.73%
    --------------------------------------------------------------------------------
     International Equity Fund                                          0.75%(1)
    --------------------------------------------------------------------------------
     Short Horizon Strategic Allocation Fund                            0.10%*
    --------------------------------------------------------------------------------
     Short/Intermediate Horizon Strategic Allocation Fund               0.10%*
    --------------------------------------------------------------------------------
     Intermediate Horizon Strategic Allocation Fund                     0.10%*
    --------------------------------------------------------------------------------
     Intermediate/Long Horizon Strategic Allocation Fund                0.10%*
    --------------------------------------------------------------------------------
     Long Horizon Strategic Allocation Fund                             0.10%*
    --------------------------------------------------------------------------------


   (1) Amount waived was less than 0.005%.
    * In addition, this Fund will bear its pro rata share of the advisory fees of the underlying Funds in which it invests.

MORE ABOUT THE FUNDS

Each Fund's goal and principal investment strategies, and the main risks of investing in the Funds, are summarized at the beginning of this prospectus. More information on investment strategies, investments and risks appears in this section. Except as noted below, each Fund's goal and strategies may be changed without shareholder approval. There can, of course, be no assurance that any Fund will achieve its investment goal.

Please note that each Fund may also use strategies and invest in securities that are described in the Statement of Additional Information. However, a Fund might not use all of the strategies and investment techniques described below or in the Statement of Additional Information at any particular time.

Each Fund (other than the Stock Index Fund) is actively managed, and the portfolio managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate in excess of 100%. Trading securities may produce capital gains, which are taxable when distributed to investors with non-tax-sheltered accounts. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells securities.

Each Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, political or other conditions. When doing so, the Fund may invest without limit in high quality money market and other short-term instruments, and may not be pursuing its investment goal. These investments may result in a lower yield than would be available from investments with a lower quality or longer term.

                                                               MONEY MARKET FUND

This Fund invests primarily in high quality, short-term money market instruments. The Fund may invest more than 25% of its total assets in obligations of U.S. banks.

The Fund is subject to SEC industry regulations applicable to money market funds. These regulations require that the Fund's investments mature or be deemed to mature within 397 days from the date of acquisition, that the average maturity of the Fund's investments (on a dollar-weighted basis) be ninety days or less, and that all of the Fund's investments be in U.S. dollar-denominated high quality securities which have been determined by the Fund to present minimal credit risks. Investments in high quality, short-term instruments may, in many circumstances, result in a lower yield than would be available from investments in instruments with a lower quality or a longer term.

What are Money Market Instruments?

A MONEY MARKET INSTRUMENT is a short-term IOU issued by banks or other corporations, the U.S. or a foreign government or state or local governments. Money market instruments have maturity dates of 13 months or less. Money market instruments may include CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES, VARIABLE RATE DEMAND NOTES (where the interest rate is reset periodically and the holder may demand payment from the issuer at any time), FIXED-TERM OBLIGATIONS, COMMERCIAL PAPER (short term unsecured debt of corporations), ASSET-BACKED SECURITIES (which are backed by pools of accounts receivable such as car installment loans or credit card receivables) and REPURCHASE AGREEMENTS. In a repurchase agreement, the seller sells a security and agrees to buy it back at a later date (usually within seven days) and at a higher price, which reflects an agreed upon interest rate.

The Fund does not maintain a stable net asset value of $1.00 per share and does not declare dividends on a daily basis (many money market funds do). Investment income that has not yet been declared as a dividend, or a default on a portfolio security, may cause the Fund's net asset value to fluctuate.

If the Fund concentrates in bank obligations, the Fund will be particularly sensitive to adverse events affecting U.S. banks. Banks are sensitive to changes in money market and general economic conditions, as well as decisions by regulators that can affect banks' profitability.

Management of the Fund reflects the goal of maximizing yield, subject to the portfolio manager's outlook for short-term interest rates and anticipated liquidity needs. The Fund is constructed from an approved list of money market issues that have passed and maintain rigorous credit quality standards. Securities are sold when the Fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Fund's goal. In general, the portfolio managers attempt to temper income volatility in the Fund by investing significant portions of the Portfolio in securities with maturities of thirty to forty-five days.

                                                                      BOND FUNDS

What is a Bond?

A BOND, which is also called a DEBT SECURITY or DEBT OBLIGATION, is like a loan. The issuer of the bond, which could be the U.S. government, a corporation, or a city or state, borrows money from investors and agrees to pay back the loan amount (the PRINCIPAL) on a certain date (the MATURITY DATE). Usually, the issuer also agrees to pay interest on certain dates during the period of the loan. Some bonds, such as ZERO COUPON BONDS, do not pay interest, but instead pay back more at maturity than the original loan. Most bonds pay a fixed rate of interest (or income), but some bonds' interest rates may change based on market or other factors.

The HIGH QUALITY BOND FUND invests primarily in high quality debt securities with short and intermediate maturities, such as corporate bonds and notes, mortgage-backed and asset-backed securities, U.S. Treasury and government agency obligations, securities of foreign issuers (such as Yankee bonds) and repurchase agreements. Under normal circumstances the Fund invests at least 80% of its net assets in high quality bonds and related investments.

The dollar-weighted average effective maturity of the Fund generally does not exceed three years under normal circumstances. Individual securities held by the Fund may have longer maturities. Short-term debt securities generally fluctuate less in price, and have lower yields, than longer-term securities of comparable quality. The Fund's duration generally is between one and three years. Duration is a way of measuring the Fund's overall sensitivity to interest rate fluctuations. The net asset value of a fund with a shorter duration will generally fluctuate less in response to interest rate changes than that of a fund with a longer duration.

The Fund considers securities rated BBB or better by Standard & Poor's or Fitch or Baa or better by Moody's (and securities that the Fund's advisers believe are of comparable quality) to be high quality. Ratings are described in the Statement of Additional Information. Investments in higher quality instruments may result in a lower yield than would be available from investments in lower quality instruments.


The portfolio managers of the HIGH QUALITY BOND FUND use a "bottom-up" analysis, focusing on the relative value of individual securities. They also analyze the yield curve under multiple market conditions in making maturity and duration decisions for portfolio securities. The managers of the Fund then attempt to select securities that will enable the Fund to maintain a stable share price and at the same time to achieve a high level of income. The managers use the same bottom-up approach when deciding which securities to sell. Securities are sold when the Fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Fund's goal.


What are U.S. Government Obligations?

U.S. GOVERNMENT OBLIGATIONS, including U.S. government bonds, are securities that are issued or guaranteed as to principal and interest by the U.S. government or one of its agencies or instrumentalities. Some obligations of U.S. government agencies and instrumentalities are supported by the "full faith and credit" of the United States, others by the right of the issuer to borrow from the U.S. Treasury, and others only by the credit of the agency or instrumentality. U.S. government obligations generally have less credit risk than other debt obligations.

The INFLATION-PROTECTED SECURITIES FUND invests primarily in inflation-protected securities issued by the U.S. Government, its agencies and instrumentalities. The Fund also invests in inflation-protected securities of U.S. corporations, foreign governments, and other foreign issuers. Under normal circumstances the Fund invests at least 80% of its net assets in inflation-protected securities and related investments.

What are Inflation-Protected Securities?

Inflation-protected securities are fixed income securities that are structured to provide protection against inflation. Like conventional fixed income securities, inflation-protected securities generally pay interest at fixed intervals and return the principal at maturity. Unlike a conventional fixed-income security, an inflation-protected security's principal or interest is adjusted periodically to reflect changes in a specified inflation index. For example, the U.S. Treasury uses the Consumer Price Index for All Urban Consumers as the inflation index for Treasury inflation-protected securities. Inflation-protected securities are designed to preserve purchasing power over the life of the security while paying a "real" rate of interest (i.e., a return over and above the inflation rate).

The Fund may also invest in securities that pay nominal rates of interest (i.e., that are not inflation-protected), including U.S. Treasury and agency securities, corporate bonds, asset-backed securities, mortgage-backed securities, floating rate securities, high quality, short-term obligations, and repurchase agreements. The Fund may invest in securities that are denominated in U.S. dollars and in foreign currencies.

The Fund invests primarily in investment-grade securities, but may also invest in lower quality securities. The Fund may not invest more than 10% of its net assets in below investment-grade securities. Investment grade debt securities carry a rating of at least BBB from Standard & Poor's or Fitch or Baa from Moody's or are of comparable quality as determined by the Fund's advisers.

The portfolio managers of the INFLATION-PROTECTED SECURITIES FUND use both "top down" and "bottom up" analysis to determine security and duration positions for the Fund. These factors are jointly determined and are interdependent. Security sales decisions are driven by the same criteria as purchase decisions.

What are Mortgage-Backed Securities?

Home mortgage loans are typically grouped together into "POOLS" by banks and other lending institutions. Interests in these pools (called MORTGAGE-BACKED SECURITIES) are then sold to investors, allowing the bank or other lending institution to have more money available to loan. When homeowners make interest and principal payments, these payments are passed on to the investors in the pool. Most of these pools are guaranteed by U.S. government agencies or by government sponsored private corporations -- interests in the pools are then referred to as "GINNIE MAES", "FANNIE MAES" and "FREDDIE MACS." Mortgage-backed securities include COLLATERALIZED MORTGAGE OBLIGATIONS, or CMOs. Investors should note that Ginnie Maes, Fannie Maes and Freddie Macs are neither guaranteed nor insured by the U.S. government.


The CORE BOND FUND and the TOTAL RETURN BOND FUND invest primarily in investment grade debt securities and U.S. government obligations (including mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities). Under normal circumstances the Funds invest at least 80% of their net assets in bonds and related investments.


The Funds may also invest in U.S. Treasury and agency securities, municipal bonds, corporate bonds, asset-backed securities (including collateralized loan obligations (CLOs), collateralized bond obligations (CBOs) and collateralized debt obligations (CDOs)), high quality, short-term obligations and repurchase agreements, and in securities of foreign issuers. The Funds may invest in securities that are denominated in U.S. dollars and in foreign currencies. Additionally, the Funds may use derivatives, such as options, futures, swaps, and foreign currency exchange contracts.

Investment grade debt securities carry a rating of at least BBB from Standard & Poor's or Fitch or Baa from Moody's or are of comparable quality as determined by the Funds' advisers.

Each Fund's duration generally is between three and ten years, and each Fund's dollar-weighted average effective maturity generally is between five and fifteen years (and, in the case of the Core Bond Fund, does not exceed thirty years) under normal circumstances. While longer-term securities tend to have higher yields than short-term securities, they are subject to greater price fluctuations as a result of interest rate changes and other factors.

The portfolio managers use both "top down" and "bottom up" analysis to determine sector, security and duration positions for the Funds. These three factors are jointly determined and are interdependent. The overall position in the corporate sector, for example, is established in conjunction with assessments of relative value for specific corporate securities. Extensive bottom up analysis using a variety of valuation tools is conducted for sector allocation and security selection. Duration policy is primarily a result of sector allocations and expected long-term interest rate trends (rather than short-term interest rate forecasting). Yield curve positioning is also a key aspect of duration management. Security sales decisions are driven by the same criteria as purchase decisions.

The HIGH YIELD BOND FUND invests primarily in high-yielding, income producing debt securities, such as debentures and notes, and in convertible and non-convertible preferred stocks. Under normal circumstances the Fund invests at least 80% of its net assets in high-yield bonds and related investments.

High-yield securities usually are lower-rated debt securities, commonly referred to as "junk bonds." Lower-rated debt securities offer yields that fluctuate over time but that generally are superior to the yields offered by higher-rated securities. However, these securities also involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-rated securities. The Fund considers securities rated BB or lower by Standard & Poor's or Fitch or Ba or lower by Moody's (and comparable unrated securities) to be high-yield securities. See the Statement of Additional Information for more information on ratings.

Lower quality securities tend to be issued by companies that are less secure financially. In addition, in the event these companies have financial difficulty, banks or other senior lenders often have priority in being repaid. As a result, when selecting investments, the Fund's advisers rely on fundamental research to try to identify companies with adequate cash flows, attractive valuations and strong management teams.

The Fund may also invest in (i) securities that are in default, (ii) securities that pay interest in the form of additional debt securities and (iii) equity securities, including common stocks, warrants and rights. Investors should carefully consider the special risks of investing in this Fund.

                                    *  *  *

Fixed income securities may bear fixed, fixed and contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer or participations based on revenues, sales or profits. Changes in interest rates will generally cause bigger changes in prices of longer-term securities than in prices of shorter-term securities.

Each of the Bond Funds may use derivatives such as options, futures, swaps and forward currency contracts. The Funds generally use derivatives for hedging purposes. Derivatives may have economic characteristics similar to the securities held by a Fund. These techniques may increase the Fund's volatility and may involve a small investment of cash relative to the magnitude of the risk being taken. In that case, derivative investments will be considered related investments for purposes of the Fund's policy to invest at least 80% of its net assets in the securities and related investments identified above.

Each of the Bond Funds use short-term debt and money market instruments, including short-term U.S. government and corporate obligations, commercial paper, bank obligations and repurchase agreements, in varying amounts for liquidity and cash management, and as a risk management tool.

Compliance with any policy or limitation for a Fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value of the Fund's assets or for any other reason.

Each Fund's policy of investing, under normal circumstances at least 80% of its net assets in the securities and related investments identified above may be changed without shareholder approval. However, each Fund will provide its shareholders with prior notice of any changes in that policy in accordance with applicable law.

                                                                   BALANCED FUND

The BALANCED FUND seeks to meet its investment objective by maintaining a broadly diversified portfolio of stocks and bonds. The Fund invests in a managed mix of equity and debt securities of predominantly U.S. issuers. However, the Fund may invest in securities of foreign issuers, including issuers located in emerging, or developing, markets.

The Fund's equity securities include common and preferred stocks (and their equivalents such as American Depositary Receipts). The Fund's debt securities include corporate bonds, notes and commercial paper, U.S. government securities and bank obligations.

The Fund varies the percentage of assets invested in any one type of security in accordance with its advisers' interpretation of economic and market conditions, fiscal and monetary policy, and underlying securities values. Generally, the Fund invests approximately 60% of its assets in equity securities and approximately 40% of its assets in fixed income securities (investing at least 25% of its assets in fixed-income senior securities, including debt securities and preferred stock).

In selecting common stocks, the Fund emphasizes established companies. Most of the Fund's long-term debt investments are investment grade (rated BBB or better by Standard & Poor's or Fitch or Baa or better by Moody's) or considered by the Fund's advisers to be of comparable quality.

The Fund may use derivatives such as options, futures, swaps and forward currency contracts. The Fund generally uses derivatives for hedging purposes.

The Fund uses short-term debt and money market instruments, including short-term U.S. government and corporate obligations, commercial paper, bank obligations and repurchase agreements, in varying amounts for liquidity and cash management, and as a risk management tool.


                                                                     STOCK FUNDS


The VALUE & INCOME FUND invests primarily in stocks of companies which, in the opinion of the Fund's advisers, are fundamentally sound financially and which pay relatively high dividends on a consistent basis. The Fund emphasizes common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter.

The VALUE FUND invests primarily in undervalued, high-quality companies, generally with larger market capitalizations. The Fund seeks to manage risk by focusing on companies with characteristics such as low price-to-earnings ratios or high dividend yields.

What is Value Investing?

Funds that use a VALUE-ORIENTED STRATEGY search for those companies that appear to be trading below their true worth. These companies tend to have relatively low price/earnings ratios and/or relatively low price/book value ratios. Low price/earnings ratios or price/book value ratios mean that a stock is less expensive than average relative to the company's earnings or book value, respectively. These funds use research to identify potential investments, examining such features as a firm's financial condition, business prospects, competitive position and business strategy. They look for companies that appear likely to come back into favor with investors, for reasons that may range from good prospective earnings or strong management teams to new products or services. A fund's adviser may not be correct in its determination of companies that are in fact undervalued, but have good longer term business prospects.

The portfolio managers of the VALUE & INCOME, VALUE, MID-CAP VALUE and SMALL-CAP VALUE FUNDS use a "bottom up" value-oriented approach in selecting investments for the Funds. When portfolio managers use a "bottom up" approach, they look primarily at individual companies against the context of broader market factors. A value-oriented approach attempts to identify companies that appear to be trading below their true worth. The managers use the same bottom up approach when deciding which securities to sell. Securities are sold when the Fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Fund's goals.


The STOCK INDEX FUND seeks its objective by investing in the stocks comprising the Standard & Poor's 500 Composite Stock Price Index. The weightings of stocks in the S&P 500 Index are based on each stock's relative total market capitalization; that is, its market price per share times the number of shares outstanding. The Fund invests approximately the same percentage of its assets in each stock as the stock represents in the S&P 500 Index. Under normal market conditions, the Fund invests at least 90% of its net assets in securities comprising the S&P 500 Index and related investments.



The Stock Index Fund attempts to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the S&P 500 Index. The Fund's ability to match the investment performance of the S&P 500 Index may be affected by, among other things, Fund expenses, the amount of cash and cash equivalents held by the Fund, the manner in which the total return of the S&P 500 Index is calculated, the size of the Fund's investment portfolio and the timing, frequency and size of cash flows into and out of the Fund. The Fund's adviser regularly monitors the Fund's correlation to the S&P 500 Index. In the unlikely event that the Fund cannot achieve a correlation of at least 95%, the Fund's Trustees will consider alternative arrangements.



In the future, the Stock Index Fund may select another index if it is deemed to be more representative of the performance of publicly traded common stocks in the aggregate.



In seeking to replicate or match the performance of the S&P 500 Index, the Stock Index Fund may use various investment techniques, such as buying and selling futures contracts and options, entering into swap agreements and purchasing indexed securities. The Fund may also lend its portfolio securities. These techniques may increase the Fund's volatility and may involve a small investment of cash relative to the magnitude of the risk being taken.



The Stock Index Fund may invest not more than 10% of its total assets under normal market conditions in cash and high-quality money market instruments. These investments are made to provide liquidity and when there is an unexpected or abnormal level of investments in or redemptions from the Fund.


The GROWTH & INCOME FUND invests primarily in securities selected in large part for their potential to generate long-term capital appreciation. The Fund also may select securities based on their potential to generate current income. The Fund emphasizes securities of growing, financially stable and undervalued companies. This Fund attempts to achieve more capital appreciation than an income fund and less price volatility than a growth fund. The Fund emphasizes common stocks and preferred stocks listed on the

New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter.

The EQUITY GROWTH FUND invests primarily in common stocks of companies with potential for above average growth in earnings and dividends. The Fund emphasizes common and preferred stocks listed on the New York Stock Exchange and other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. The Fund uses multiple managers to control the volatility often associated with growth funds. Under normal circumstances the Fund invests at least 80% of its net assets in equity securities and related investments.

What is Growth Investing?

Funds that use a GROWTH-ORIENTED STRATEGY search for companies growing faster than the economy as a whole. Often, these companies are in expanding industries, such as pharmaceuticals. While the size of a company is not necessarily a factor in determining whether its stock is suitable for a growth fund, a growth strategy that focuses on larger companies is generally considered less aggressive than one that focuses on smaller companies. Many stocks owned by growth funds do not pay dividends and can be more volatile than other types of investments. As a result, growth funds are appropriate for investors who have long-term investment horizons. A Fund's advisers may fail to pick stocks that outperform the economy or that do as well as the economy.


The AGGRESSIVE EQUITY FUND invests primarily in high growth companies and focuses on large capitalization issuers. The Fund seeks to invest in companies that present an opportunity for significant increases in earnings, revenue and/or value, without consideration for current income, to achieve excess market returns relative to its benchmark, the Russell 1000 Growth Index. The Fund also emphasizes stocks of companies with consistent, above-average and accelerating profitability and growth. The Fund invests primarily in common stocks. The investment characteristics, such as price-to-earnings ratio, of the Fund can undergo major changes at any time. As a result, the value of shares of this Fund may be quite volatile.


The MID-CAP VALUE FUND invests primarily in stocks of medium sized companies which the Fund's advisers believe have below market valuations and present an opportunity for earnings improvement. Under normal circumstances the Fund invests at least 80% of its net assets in securities of medium sized (or mid-cap) companies and related investments. This Fund considers mid-cap companies to be companies with market capitalizations that, at the time of initial purchase, are within the range of capitalization of the companies that are included in the Russell Midcap Value Index.


As of March 31, 2007, the market capitalizations of companies in the Russell Midcap Value Index ranged from approximately $279 million to $21.8 billion. Over time, the capitalizations of the companies in the Index will change. As they do, the size of the companies in which the Mid-Cap Value Fund invests may change.


Investing in medium sized companies involves a greater degree of risk than investing in large sized companies. As a result, the value of shares of the Fund may be more volatile than the shares of a fund investing exclusively in large sized companies.

The MID-CAP GROWTH FUND invests primarily in stocks of medium sized companies which the Fund's advisers believe have the potential to deliver earnings growth in excess of the market average, or to become market leaders. When identifying companies that may become market leaders, one of the factors the Fund's advisers consider is whether a company sells proprietary products or services and/or operates in an industry with high barriers to entry such as the telecommunications industry. The Fund does not intend, however, to concentrate its investments in any particular industry. Under normal circumstances the Fund invests at least 80% of its net assets in securities of medium sized (or mid-cap) companies and related investments. This Fund considers mid-cap companies to be companies with market capitalizations that, at the time of initial purchase, are within the range of capitalization of the companies that are included in the Russell Midcap Growth Index.

As of March 31, 2007, the market capitalizations of companies in the Russell MidCap Growth Index ranged from approximately $96.2 million to $21.5 billion. Over time, the capitalizations of the companies in the Index will change. As they do, the size of the companies in which the Mid-Cap Growth Fund invests may change.


Investing in medium sized companies involves a greater degree of risk than investing in large sized companies. As a result, the value of shares of the Fund may be more volatile than the shares of a fund investing exclusively in large sized companies.

The SMALL-CAP VALUE FUND invests primarily in stocks of companies with small market capitalizations which the Fund's advisers believe have strong market share, cash flow and management teams but are undervalued by the market place. Under normal market circumstances the Fund invests at least 80% of its net assets in securities of companies with small market capitalizations (or small-cap companies) and related investments. This Fund considers small-cap companies to be companies with market capitalizations that, at the time of initial purchase, are within the range of capitalization of the companies that are included in the Russell 2000 Index.


As of March 31, 2007, the market capitalizations of companies in the Russell 2000 Index ranged from $15.8 million to $3.8 billion. Over time, the capitalizations of the companies in the Index will change. As they do, the size of the companies in which the Small-Cap Value Fund invests may change.


Investing in small sized companies involves a greater degree of risk than investing in medium or large sized companies. As a result, the value of shares of the Fund may be more volatile than the shares of a fund investing in medium and large sized companies.

The SPECIAL EQUITY FUND invests primarily in stocks of small to medium size companies which, in the opinion of the Fund's advisers, present an opportunity for significant increases in earnings, revenue and/or value, without consideration for current income. The Special Equity Fund emphasizes common stocks of U.S. companies with market capitalizations of less than $2 billion. The Fund uses multiple managers to control the volatility often associated with investments in companies of this size. Under normal circumstances the Fund invests at least 80% of its net assets in equity securities and related investments. The Fund utilizes multiple managers, with growth, value and structured core styles. The Fund is designed to provide an opportunity for higher returns relative to the broad small-cap market during periods when a particular style is out of favor.

Investing in securities of smaller companies involves special risks. Investors should carefully consider the risks of investing in the Special Equity Fund.

The SMALL-CAP GROWTH FUND invests primarily in stocks of companies with small market capitalizations which the Fund's advisers believe have above average growth potential. Factors the Fund's advisers may consider in determining a company's growth potential include the introduction of new products, technologies, distribution channels, or other opportunities, or otherwise strong industry or market positioning. Under normal market circumstances the Fund invests at least 80% of its net assets in securities of companies with small market capitalizations (or small-cap companies) and related investments. The Fund considers small-cap companies to be companies with market capitalizations that, at the time of initial purchase, are within the range of capitalization of the companies that are included in the Russell 2000 Index.


As of March 31, 2007, the market capitalizations of companies in the Russell 2000 Index ranged from $15.8 million to $3.8 billion. Over time, the capitalizations of the companies in the Index will change. As they do, the size of the companies in which the Small-Cap Growth Fund invests may change.



Investing in small sized companies involves a greater degree of risk than investing in medium or large sized companies. As a result, the value of shares of the Fund may be more volatile than the shares of a fund investing in medium and large sized companies.



Portfolio managers of the GROWTH & INCOME, EQUITY GROWTH, AGGRESSIVE EQUITY, MID-CAP GROWTH, SPECIAL EQUITY, AND SMALL-CAP GROWTH FUNDS use a "bottom up" approach in selecting securities, relying primarily on stock selection against the context of broader market factors. These managers look for companies that they believe are in dynamic high growth sectors of the world economy, and that are thought to have dominant or strong competitive positions within their sectors. They also look for companies that are expected to have strong earnings growth potential. The managers use the same bottom up approach when deciding which securities to sell. Securities are sold when a Fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Fund's goal. Other managers utilize a quantitative approach with respect to security investment decisions.

The INTERNATIONAL EQUITY FUND invests primarily in foreign securities, meaning securities of issuers that, in the opinion of the Fund's advisers, have their principal activities outside the United States or whose securities are traded primarily outside the United States. The Fund invests in equity securities of issuers in at least three countries other than the United States. The Fund invests most of its assets in securities of issuers in Canada, Australia and developed countries in Europe and the Far East. The Fund may invest up to 10% of its assets in securities of issuers in developing countries. Under normal market circumstances, the Fund invests at least 80% of its net assets in equity securities and related investments. The Fund may also invest in any type or quality of debt securities, including lower-rated securities, and may enter into forward currency exchange contracts for hedging purposes.

The INTERNATIONAL EQUITY FUND uses two managers with different investment styles. One manager uses a value-oriented strategy, performing fundamental analysis to identify companies that appear to be trading below their true worth. The other manager uses a quantitative modeling strategy. Securities are sold when the Fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Fund's goal.

                                    *  *  *

Each of the Stock Funds may use derivatives such as options, futures, swaps and forward currency contracts. The Funds generally use derivatives for hedging purposes. These techniques may increase the Fund's volatility and may involve a small investment of cash relative to the magnitude of the risk being taken. Derivatives may have economic characteristics similar to the securities held by a Fund. In that case, derivative investments will be considered related investments for purposes of the Fund's policy to invest at least 80% of its net assets in the securities and related investments identified above.

Each of the Stock Funds may also invest in bonds and short-term obligations as well as securities convertible into common stocks, preferred stocks, debt securities and short-term obligations. These Funds use short-term obligations and money market securities, including commercial paper, bank obligations and repurchase agreements, in varying amounts for liquidity and cash management, and as a risk management tool.

Compliance with any policy or limitation for a Fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value of the Fund's assets or for any other reason.


Although the policy of each Fund, other than the Value Fund, Value & Income Fund, Stock Index Fund, and Growth & Income Fund, of investing at least 80% of its net assets in the issuers or securities and related investments identified above may be changed without shareholder approval, each Fund will provide its shareholders with prior notice of any change in that policy in accordance with applicable law.

                                                      STRATEGIC ALLOCATION FUNDS

The Strategic Allocation Funds are asset allocation funds. Each Fund invests in a combination of the Funds (other than the Balanced Fund) described above in this prospectus. Diversified selects the combination and amount of underlying Funds to invest in based on each Strategic Allocation Fund's investment goal.

The following chart shows approximately how much of the assets of each Strategic Allocation Fund are invested in the Bond, Stock and Money Market Funds. These allocations reflect Diversified's present strategy for asset allocation during normal market conditions, and may be changed at any time. In the short term, actual asset allocations may vary due to short term changes in cash flows caused by purchases and redemptions in the Strategic Allocation Funds. Diversified may allocate the assets of each Strategic Allocation Fund without limit to the Money Market Fund in attempting to respond to adverse market or other conditions or to process a large purchase or redemption within a Strategic Allocation Fund. For more information on allocations to the underlying Funds, see Appendix A.

--------------------------------------------------------------------------------------------------
                                                               NORMAL APPROXIMATE ALLOCATIONS
--------------------------------------------------------------------------------------------------
                                                          BOND FUNDS STOCK FUNDS MONEY MARKET FUND
--------------------------------------------------------------------------------------------------
  SHORT HORIZON                                              88%        10%             2%
--------------------------------------------------------------------------------------------------
  SHORT/INTERMEDIATE HORIZON                                 68%        30%             2%
--------------------------------------------------------------------------------------------------
  INTERMEDIATE HORIZON                                       48%        50%             2%
--------------------------------------------------------------------------------------------------
  INTERMEDIATE/LONG HORIZON                                  28%        70%             2%
--------------------------------------------------------------------------------------------------
  LONG HORIZON                                                8%        90%             2%
--------------------------------------------------------------------------------------------------

Each Strategic Allocation Fund is a non-diversified fund, meaning that it is not limited by the Investment Company Act of 1940 as to the amount of its assets that may be invested in a single issuer. Each Strategic Allocation Fund invests in the underlying Funds, which are diversified.

                                                                MORE ABOUT RISKS

Investing in a mutual fund involves risk. Before investing, you should consider the risks you will assume. Certain of these risks are described below. More information about risks appears in the Funds' Statement of Additional Information. The value of a Fund's shares will change daily as the value of its underlying securities change. This means that your Fund shares may be worth more or less when you sell them than when you bought them. You may lose money if you invest in the Funds.

Please remember that the risks of investing in each Fund depend on the securities that the Fund holds and the investment strategies it uses. For example, Funds investing more of their assets in fixed income securities may be more susceptible to interest rate risk and credit risk than Funds investing more of their assets in equity securities. Similarly, Funds investing more of their assets in equity securities may be susceptible to greater price volatility under certain circumstances than Funds investing more of their assets in fixed income securities. Please remember that an investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK. This is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions, or due to a company's individual situation. The value of some securities held by the Funds may be quite volatile. Historically, equity securities have been more volatile than most debt securities in response to market risk.

INTEREST RATE RISK. In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations. A change in interest rates could cause a Fund's share price to go down.

Generally, the longer the average maturity of the bonds in a Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

CREDIT RISK. Some issuers may not make payments on debt securities held by a Fund, causing a loss. Or, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of a Fund. A change in the quality rating of a bond or other security can also affect the security's liquidity and make it more difficult for a Fund to sell. The lower quality debt securities in which the Funds may invest are more susceptible to these problems than higher quality obligations. Investments held by the High Yield Bond Fund will be particularly susceptible to credit risk. U.S. government securities are generally considered to be less subject to credit risk. Investors should note that while securities issued by certain U.S. government agencies are guaranteed by the U.S. government, securities issued by many U.S. government agencies are not guaranteed by the U.S. government.

INFLATION-PROTECTED SECURITIES RISK. Market values of inflation-protected securities can be affected by changes in the market's inflation expectations or changes in real rates of interest. If real interest rates rise, the value of inflation-protected securities held by the Fund will decline. Moreover, because the principal amount of inflation-protected securities may be adjusted downward during a period of deflation to the original par value, the Fund will be subject to deflation risk with respect to its investments in these securities. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.


GROWTH SECURITIES. Growth securities typically are quite sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. The success of a Fund's investment in growth securities depends largely on the Fund's advisers' skill in assessing the growth potential of the companies that issued the securities. In addition, a growth oriented fund may underperform certain other stock funds (those emphasizing value stocks, for example) during periods when growth stocks are out of favor. The Equity Growth, Growth & Income, Aggressive Equity, Mid-Cap Growth, and Small-Cap Growth Funds are susceptible to the risks of growth securities.


VALUE INVESTING. When a Fund's portfolio managers use a value oriented approach in managing the Fund, they look for securities that they believe are currently undervalued, or priced below their true worth, but whose issuers have good longer term prospects. An issuer may be undervalued relative to the stock market in general, relative to the underlying value of its assets or relative to what a sophisticated private investor would pay for the entire company. Value investing is based on the belief that securities of companies which are temporarily underpriced may provide a higher total return over time than securities of companies whose positive attributes are reflected in the securities' current price.

A security may not achieve its expected value because the circumstances causing it to be undervalued worsen (causing the price to decline further) or do not change, or because an adviser is incorrect in its determination that the security is undervalued. In addition, a value oriented fund may underperform certain other stock funds (those emphasizing growth stocks, for example) during periods when value stocks are not in favor. The Value & Income, Value, Mid-Cap Value, and Small-Cap Value Funds are particularly susceptible to the risks of value investing.

PORTFOLIO SELECTION. The advisers of the Bond Funds and the Balanced Fund may not pick securities that perform well because they are unable to predict accurately the direction of interest rates or the repayment of certain debt obligations or to assess accurately fundamental changes affecting credit quality or other factors. In that case, investors in a Bond Fund or the Balanced Fund may lose money, or their investment in a Bond Fund or the Balanced Fund may not do as well as investments in other fixed income funds or balanced funds.


The success of the investment strategy of the Growth & Income, Equity Growth, Aggressive Equity, Mid-Cap Growth, and Small-Cap Growth Funds depends largely on the skill of those Funds' advisers in assessing the growth potential of companies in which the Funds invest. The advisers may fail to pick stocks that outperform the market or that do as well as the market. In that case, investors in those Funds may lose money or their investment may not do as well as an investment in another stock fund using a growth approach.

The success of a Fund using a value approach, such as the Value & Income, Value, Mid-Cap Value and Small-Cap Value Funds, depends largely on the adviser's skill in identifying securities of companies that are in fact undervalued, but have good longer term business prospects. The advisers may not be correct in their determinations. In that case, investors in these Funds may lose money or their investment in the Fund may not do as well as an investment in another stock fund using a value approach.

The Special Equity and International Equity Funds are managed using both the growth and value approaches. Accordingly, investments in these Funds may not perform as well as investments in other stock funds using either a growth approach or a value approach.

MID-CAP COMPANIES. The securities of mid-cap companies may have more volatile share prices than those of larger, more seasoned companies. Securities issued by mid-cap companies are likely to be more sensitive to changes in earnings results and investor expectations, experience sharper swings in market values, be more adversely affected by recessions or adverse economic conditions, and be harder to sell at the times and prices the manager believes appropriate, than the equity securities issued by larger companies. Mid-cap companies also may have more limited product lines, capital resources and management depth than larger companies.


SMALLER COMPANIES. The securities of smaller capitalization companies may have more risks than those of larger, more seasoned companies. They may be particularly susceptible to market downturns because of limited product lines, markets, distribution channels or financial and management resources. Also, there may be less publicly available information about small-cap companies. Investments in small-cap companies may be in anticipation of future products or services to be provided by the companies. If those products or services are delayed, the prices of the securities of the companies may drop. Sometimes, the prices of the securities of smaller capitalized companies rise and fall based on investor perception rather than economics. Securities of small-cap companies may be thinly traded, making their disposition more difficult. For all these reasons, the prices of the securities of small-cap companies may be more volatile, causing a Fund's share price to be volatile. Funds that invest a higher percentage of their assets in small-cap stocks are generally more volatile than funds investing a higher percentage of their assets in larger, more established companies. Investments in the Small-Cap Value, Special Equity and Small-Cap Growth Funds are likely to be particularly susceptible to the risks of small-cap companies.


FOREIGN SECURITIES. Each Fund may invest a portion of its assets in foreign securities. The International Equity Fund will invest a substantial portion of its assets in foreign securities. Investing in foreign securities involves risks in addition to those of investing in U.S. securities, including risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

     - These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on Fund investments, currency exchange controls and other limitations on the use or transfer of Fund assets and political or social instability.

     - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

     - Foreign markets may be less liquid and more volatile than U.S. markets. Rapid increases in money supply may result in speculative investing, contributing to volatility. Also, equity securities may trade at price-earnings multiples that are higher than those of comparable U.S. companies, and that may not be sustainable. As a result, there may be rapid changes in the value of foreign securities.

     - Foreign markets may offer less protection to investors. Enforcing legal rights may be difficult, costly and slow. There may be special problems enforcing claims against foreign governments.

     - Since foreign securities often trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect a Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the U.S. dollar relative to these other currencies will adversely affect the value of the Fund. In addition, some foreign currency values may be volatile and there is the possibility of governmental controls on currency exchanges or governmental intervention in currency markets. Controls or intervention could limit or prevent a Fund from realizing value in U.S. dollars from its investment in foreign securities.

     - A Fund may invest in issuers located in emerging, or developing, markets. Emerging or developing countries are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. All of the risks of investing in foreign securities are heightened by investing in developing countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided higher rates of return, and greater risks, to investors, but they also may provide lower rates of return or negative returns, for extended periods.

PREPAYMENT AND EXTENSION RISK. The issuers of debt securities held by a Fund may be able to prepay principal due on the securities, particularly during periods of declining interest rates. The Fund may not be able to reinvest that principal at attractive rates. The Fund would also lose the benefit of falling interest rates on the price of the repaid bond. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. Also, rising interest rates may cause prepayments to occur at slower than expected rates. This effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's share price more volatile. Mortgage-backed securities are particularly susceptible to prepayment and extension risk and their prices may be volatile.

CONVERTIBLE SECURITIES. Convertible securities, which are debt securities that may be converted into stock, are subject to the market risk of stocks, and, like other debt securities, are also subject to interest rate risk and the credit risk of their issuers. Call provisions may allow the issuer to repay the debt before it matures.

SECTOR RISK. The Mid-Cap Growth Fund invests in securities of companies the Fund's advisers believe have the potential to become market leaders, such as companies that operate in industries with high barriers to entry. Although the Fund does not intend to concentrate in any particular industry, the Fund may be overweighted in certain sectors in comparison to the market as a whole. If one or more sectors in which the Fund is invested perform poorly, investors in the Fund may lose money.

DERIVATIVES. Each Fund may, but is not required to, engage in certain investment strategies involving derivatives (such as options, futures, swaps and forward currency contracts). These investment strategies generally are employed only in connection with hedging activities such as the following, but may also be used to generate income:

     - protecting against a decline in value of a Fund's current or anticipated securities holdings;

     -  as a substitute for buying or selling portfolio holdings; and

     -  seeking to generate income to offset expenses or increase return.

A hedge may be designed to neutralize a loss on a portfolio position with a gain in the hedge position. A properly executed hedge will result in a loss in the portfolio position being offset by a gain in the hedge position, or vice versa. However, the market movement of a hedge may not be of the same magnitude as the market movement of the hedged position. The success or failure of a hedging transaction will depend on the advisers' ability to predict movements in the hedge, the investment being hedged and the market in general (and the correlation between these factors). If these predictions are wrong, or if the derivatives do not work as anticipated, the Fund could suffer greater losses than if the Fund had not used derivatives. Derivatives may involve a small investment of cash relative to the magnitude of the risk being taken. Derivatives may not always be available on terms that make economic sense (for example, they may be too costly), and, when used, their transaction costs and premiums may adversely affect Fund performance. The ability to use derivatives to hedge may also be restricted by limits established by securities and commodities exchanges and by tax considerations.


PORTFOLIO TURNOVER. Each of the Inflation-Protected Securities, Core Bond, Total Return Bond, Balanced, Aggressive Equity, Mid-Cap Growth, Small-Cap Value and Small-Cap Growth Funds had an annual portfolio turnover rate in 2006 in excess of 100%. Trading securities may produce capital gains, which are taxable when distributed to investors with non-tax-sheltered accounts. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the Funds pay when they buy and sell securities which may increase a Fund's expenses and affect performance.


STRATEGIC ALLOCATION FUNDS. Each Strategic Allocation Fund invests solely in a combination of the Money Market, Bond and Stock Funds, as a matter of fundamental policy. As a result, each Strategic Allocation Fund's performance is directly related to the performance of the underlying Funds, and investors in the Strategic Allocation Funds are subject to all of the risks associated with investments in the underlying Funds.

LEGAL PROCEEDINGS. There are no legal proceedings to which the Funds or Diversified is a party and which are expected to have a material adverse effect on either the Funds or on Diversified's ability to perform its contractual obligations as investment adviser to the Funds.

However, Diversified Investors Securities Corp. ("DISC" or the "Distributor"), the distributor of the Funds and a subsidiary of Diversified, was notified by the staff of the National Association of Securities Dealers, Inc. ("NASD") that it had made a preliminary determination to recommend disciplinary action against DISC regarding certain matters. In February 2006, DISC settled an administrative proceeding with the NASD regarding agreements with two customers who were permitted to engage in market timing activity in the Diversified Investors International Equity Fund from July 1, 2003 through October 24, 2003. The settlement also addressed alleged deficiencies in DISC's procedures relating to the retention of e-mail communications. Under the terms of the Letter of Acceptance, Waiver and Consent ("AWC") with the NASD, under which DISC neither admitted nor denied the allegations or findings, DISC consented to the following sanctions: (i) censure; (ii) a fine of $1.3 million; (iii) restitution of approximately $949,011 to the Diversified International Equity Fund for losses attributable to the trading described in the AWC; and (iv) agreement to make certifications to the NASD regarding the review and establishment of procedures relating to e-mail retention and to the enforcement of the Funds' policies and procedures relating to market timing.

DISC and Diversified have also responded to requests for information from various governmental and self-regulatory agencies in connection with investigations related to mutual fund trading activities. DISC and Diversified have cooperated fully with each request.

Although it is not anticipated that these developments will have an adverse effect on the Diversified Institutional Funds Group or the Diversified Institutional Strategic Allocation Funds, there can be no assurance at this time.

Additionally, on December 12, 2003, the Series Portfolio received a copy of a complaint (the "Complaint") filed in the United States Bankruptcy Court for the Southern District of New York styled Enron Corp. v. J.P. Morgan Securities, Inc. et al. The Complaint names as defendants the Inflation-Protected Securities Portfolio (formerly, the Intermediate Government Bond Portfolio) and the Value & Income Portfolio (the "Subject Portfolios") and alleges that Enron Corp. ("Enron") transferred to the defendants, including the Subject Portfolios, over $1 billion in the aggregate for the purpose of prepaying certain commercial paper issued by Enron (the "Notes") and held by the defendants prior to the filing by Enron for bankruptcy protection under Chapter 11 of Title 11 of the Bankruptcy Code (the "Bankruptcy Code"). The Complaint seeks to hold the defendants, including the Subject Portfolios, liable for these transfers as preferential transfers or as fraudulent transfers under the Bankruptcy Code. Although the Complaint does not specify the amount of each transfer in dispute, it appears that the sale by the Inflation-Protected Securities Portfolio of approximately $2.4 million of the Notes on or about October 30, 2001 and the sale by the Value & Income Portfolio of approximately $10.3 million of the Notes on or about October 30, 2001 are in dispute. The Complaint seeks to require the Subject Portfolios to repay to Enron the full amounts of these transfers, in which event the Subject Portfolios would be granted unsecured claims against the Enron bankruptcy estate in the amounts of the repayments. The Subject Portfolios moved to dismiss all counts of the Complaint, contending, among other things, that section 546(e) of the Bankruptcy Code provides a complete defense. The Bankruptcy Court denied the motion on July 1, 2005. Accordingly, the Subject Portfolios filed an answer to the Complaint on July 29, 2005. Discovery is underway. Depositions began in September 2006 and are scheduled to conclude in October 2007. The Subject Portfolios and their counsel have reviewed the Subject Portfolios' records concerning the factual background of the allegations in the Complaint, and have considered remaining potential defenses to the allegations in the Complaint. Because discovery is still ongoing, the Subject Portfolios are unable to predict whether Enron will prevail, in whole or in part, in its claims against the Subject Portfolios, and therefore have not recorded a liability in the financial statements for any potential loss.


GENERAL INFORMATION

DISTRIBUTION ARRANGEMENTS. Diversified Investors Securities Corp., Four Manhattanville Road, Purchase, New York 10577, is the distributor of shares of each of the Money Market, Bond, Balanced and Stock Funds. Under a Distribution Plan which has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, each Fund (other than the Strategic Allocation Funds) may pay monthly fees at an annual rate of up to 0.25% of the Fund's average daily net assets. These fees may be used by the Distributor to pay for its services or for advertising, marketing or other promotional activities. In addition, the Distributor or an affiliate may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. Diversified or an affiliate may make similar types of payments under similar arrangements. The amount of these payments is determined by the Distributor, Diversified or their affiliates, as applicable, and may be substantial.


The payments described above are often referred to as "revenue sharing payments." The recipients of such payments may include a Fund's distributor, broker-dealers, financial institutions and other intermediaries through which investors may purchase shares of a Fund, or employee benefit plans that include the Fund as an investment option. Such payments could influence the decision of a recipient, or its employees or associated persons, to recommend or sell shares of a Fund, or to include the Fund as an investment option, in lieu of another investment. Investors should contact their financial intermediary for details about revenue sharing payments it may receive.


What are Distribution (12b-1) Fees?

DISTRIBUTION FEES, also called 12b-1 FEES, are fees that are deducted from Fund assets and are used to compensate those financial professionals who sell Fund shares and provide ongoing services to shareholders and to pay other marketing and advertising expenses. Because you pay these fees during the whole period that you own the shares, over time, you may pay more than if you had paid other types of sales charges.

INVESTMENT STRUCTURE. Each Fund (except for the Strategic Allocation Funds) invests in securities through an underlying mutual fund having the same investment goal and strategies. A Fund may stop investing in its underlying mutual fund at any time, and will do so if the Fund's Trustees believe that to be in the best interests of the Fund's shareholders. The Fund could then invest in another mutual fund or pooled investment vehicle or invest directly in securities. If a Fund were to stop investing in its underlying mutual fund, the Fund could receive securities from the underlying mutual fund instead of cash, causing the Fund to incur brokerage, tax and other charges or leaving it with securities which may or may not be readily marketable or widely diversified.

BROKERAGE TRANSACTIONS. Each Fund's advisers may use brokers or dealers for Fund transactions who also provide brokerage and research services to the Fund or other accounts over which the advisers exercise investment discretion. A Fund may "pay up" for brokerage services, meaning that it is authorized to pay a broker or dealer who provides these brokerage and research services a commission for executing a portfolio transaction which is higher than the commission another broker or dealer would have charged. However, a Fund will "pay up" only if the applicable adviser determines in good faith that the higher commission is reasonable in relation to the brokerage and research services provided, viewed in terms of either the particular transaction or all of the accounts over which the adviser exercises investment discretion.

TRUSTS. Each Fund other than the Strategic Allocation Funds is a series of The Diversified Investors Funds Group II, which is a Massachusetts business trust. Each Strategic Allocation Fund is a series of The Diversified Investors Funds Group, which also is a Massachusetts business trust.
                                                                   TOTAL RETURNS

The table below reflects the total return for each Fund's corresponding Portfolio from the inception of that Portfolio until the commencement of operations of the Fund. In addition, before the Portfolios commenced operations, certain Pooled Separate Accounts of MONY Life Insurance Company (formerly The Mutual Life Insurance Company of New York) and common trust accounts contributed substantially all of their assets to the Portfolio. The total return for such Funds for any period which includes a period prior to the inception of the Portfolio will reflect the performance of the Pooled Separate Account or common trust account, as applicable.

Performance is only included, however, from the date that the Pooled Separate Account or common trust account, as appropriate, adopted investment objectives, policies and practices, and was managed in a manner, that are in all material respects the same as for the applicable Fund. Furthermore this performance is adjusted to reflect current Fund fees and expenses, after waivers and reimbursements.

Investors should not consider this performance data as an indication of future performance of the Funds. These composite returns are not intended to predict or suggest the returns that might be experienced by the Funds in the future or an individual investing in any of these Funds.

The Pooled Separate Accounts and common trust accounts were not registered under the Investment Company Act of 1940 and were not subject to certain investment restrictions imposed by that Act or the Internal Revenue Code. If these accounts had been so registered, investment performance might have been adversely affected. None of the accounts was organized for the purpose of establishing a performance record for a Portfolio.

As of December 31, 2006, the average annual total returns for each of the following Funds, including the Portfolios, Pooled Separate Accounts and common trust accounts referred to above, were as follows:


-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                  FOR THE
                                                      FOR THE        FOR THE        FOR THE        FOR THE      PERIOD SINCE
                                                        YEAR         3 YEARS        5 YEARS        10 YEARS      INCEPTION
                                      INCEPTION        ENDED          ENDED          ENDED          ENDED         THROUGH
                                         DATE         12/31/06       12/31/06       12/31/06       12/31/06       12/31/06
-----------------------------------------------------------------------------------------------------------------------------
 MONEY MARKET                          12/1978          4.62%          2.77%          2.14%         3.58%           6.50%
-----------------------------------------------------------------------------------------------------------------------------
 HIGH QUALITY BOND                     07/1990          4.10%          2.33%          3.00%         4.58%           5.49%
-----------------------------------------------------------------------------------------------------------------------------
 INFLATION-PROTECTED SECURITIES*       08/1990          3.25%          1.88%          2.97%         4.58%           5.69%
-----------------------------------------------------------------------------------------------------------------------------
 CORE BOND                             01/1978          3.94%          3.47%          4.73%         5.47%           7.84%
-----------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN BOND                     05/2005          4.72%            N/A            N/A           N/A           3.45%
-----------------------------------------------------------------------------------------------------------------------------
 HIGH YIELD BOND                       09/1995         11.80%          8.27%         10.56%         6.74%           7.23%
-----------------------------------------------------------------------------------------------------------------------------
 BALANCED                              12/1992         11.46%          8.24%          5.97%         6.22%           8.42%
-----------------------------------------------------------------------------------------------------------------------------
 VALUE & INCOME                        01/1978         20.40%         13.05%          9.02%        10.01%          12.65%
-----------------------------------------------------------------------------------------------------------------------------
 VALUE                                 05/2005         15.17%            N/A            N/A           N/A          14.98%
-----------------------------------------------------------------------------------------------------------------------------
 GROWTH & INCOME                       01/1986         11.48%          9.58%          4.71%         6.58%          10.28%
-----------------------------------------------------------------------------------------------------------------------------
 EQUITY GROWTH                         03/1993          3.91%          6.08%          2.80%         6.16%           7.88%
-----------------------------------------------------------------------------------------------------------------------------
 AGGRESSIVE EQUITY                     05/1996          6.06%          8.57%          3.72%         5.74%           5.71%
-----------------------------------------------------------------------------------------------------------------------------
 MID-CAP VALUE                         05/2001         18.04%         17.41%         14.14%           N/A          14.15%
-----------------------------------------------------------------------------------------------------------------------------
 MID-CAP GROWTH                        05/2001          1.97%          9.96%          4.65%           N/A           0.97%
-----------------------------------------------------------------------------------------------------------------------------
 SMALL-CAP VALUE                       05/2002          9.35%          8.18%            N/A           N/A           7.54%
-----------------------------------------------------------------------------------------------------------------------------
 SPECIAL EQUITY                        01/1986         11.52%         11.37%          8.39%         8.55%          12.64%
-----------------------------------------------------------------------------------------------------------------------------
 SMALL-CAP GROWTH                      05/2002          8.45%          6.70%            N/A           N/A           7.65%
-----------------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY                  12/1992         26.92%         18.86%         13.15%         9.13%          11.01%
-----------------------------------------------------------------------------------------------------------------------------
 STOCK INDEX                           08/1993         15.56%         10.17%          5.89%         8.15%          10.70%
-----------------------------------------------------------------------------------------------------------------------------
 SHORT HORIZON STRATEGIC ALLOCATION
 FUND                                  09/2000          5.48%          4.26%          4.77%           N/A           5.16%
-----------------------------------------------------------------------------------------------------------------------------
 SHORT/INTERMEDIATE HORIZON
 STRATEGIC ALLOCATION FUND             09/2000          7.34%          5.77%          5.44%           N/A           4.36%
-----------------------------------------------------------------------------------------------------------------------------
 INTERMEDIATE HORIZON STRATEGIC
 ALLOCATION FUND                       09/2000          9.20%          7.34%          5.96%           N/A           4.04%
-----------------------------------------------------------------------------------------------------------------------------
 INTERMEDIATE/LONG HORIZON
 STRATEGIC ALLOCATION FUND             09/2000         10.86%          8.81%          6.29%           N/A           3.24%
-----------------------------------------------------------------------------------------------------------------------------
 LONG HORIZON STRATEGIC ALLOCATION
 FUND                                  09/2000         12.69%         10.32%          6.35%           N/A           1.96%
-----------------------------------------------------------------------------------------------------------------------------


* Prior to May 1, 2007, the Inflation-Protected Securities Fund had a different investment objective and strategy and was named Diversified Institutional Intermediate Government Bond Fund. The Fund's performance prior to May 1, 2007 does not necessarily represent results that would have been obtained had the current investment objective and strategy been in effect for all periods.

FINANCIAL HIGHLIGHTS


This table is intended to help you understand each Institutional Fund's performance and other financial information for the past 5 years (or, if shorter the period of the Institutional Fund's operations). Certain information reflects financial results for a single fund share. "Total return" shows how much your investment in an Institutional Fund would have increased or decreased during each period, assuming you had reinvested all dividends and distributions. The financial information in this table, and the notes thereto, have been audited by PricewaterhouseCoopers, LLP, independent registered public accounting firm for the Institutional Funds, whose reports thereon are included in the Institutional Funds' 2006 Annual Report. The Institutional Funds' Annual Report is incorporated into this registration statement by reference. Copies of the Institutional Funds' Annual Report may be obtained without charge by calling
(800) 755-5801.


                                                                         INCOME (LOSS) FROM
                                                                        INVESTMENT OPERATIONS
                                                                     ---------------------------
                                                                                    NET REALIZED
                                                                                        AND             TOTAL
                                                     NET ASSET          NET          UNREALIZED        INCOME
                     FOR THE                           VALUE,        INVESTMENT        GAINS         (LOSS) FROM
                       YEAR                         BEGINNING OF       INCOME       (LOSSES) ON      INVESTMENT
                      ENDED                             YEAR         (LOSS)(A)      INVESTMENTS      OPERATIONS
                     -------                        ------------     ----------     ------------     -----------
MONEY MARKET
12/31/2006                                             $10.04          $0.46           $(0.01)         $ 0.45
12/31/2005                                              10.04           0.28             0.00**          0.28
12/31/2004                                              10.03           0.10            (0.01)           0.09
12/31/2003                                              10.03           0.09             0.00**          0.09
12/31/2002                                              10.02           0.15             0.00**          0.15
HIGH QUALITY BOND
12/31/2006                                              10.25           0.39             0.02            0.41
12/31/2005                                              10.40           0.31            (0.13)           0.18
12/31/2004                                              10.58           0.28            (0.15)           0.13
12/31/2003                                              10.68           0.31            (0.09)           0.22
12/31/2002                                              10.50           0.43             0.19            0.62
INFLATION-PROTECTED SECURITIES
  (FORMERLY, INTERMEDIATE GOVERNMENT BOND)
12/31/2006                                               9.50           0.41            (0.11)           0.30
12/31/2005                                               9.66           0.32            (0.22)           0.10
12/31/2004                                               9.75           0.22            (0.09)           0.13
12/31/2003                                              10.87           0.30            (0.16)           0.14
12/31/2002                                              10.52           0.39             0.44            0.83
CORE BOND
12/31/2006                                              10.37           0.44            (0.04)           0.40
12/31/2005                                              10.53           0.39            (0.17)           0.22
12/31/2004                                              10.53           0.36             0.09            0.45
12/31/2003                                              10.51           0.34             0.11            0.45
12/31/2002                                              10.24           0.47             0.43            0.90
TOTAL RETURN BOND
12/31/2006                                               9.93           0.46             0.00**          0.46
12/31/2005(1)                                           10.00           0.24            (0.22)           0.02
HIGH YIELD BOND
12/31/2006                                               9.24           0.72             0.34            1.06
12/31/2005                                               9.61           0.71            (0.42)           0.29
12/31/2004                                               9.49           0.74             0.18            0.92
12/31/2003                                               8.23           0.79             1.40            2.19
12/31/2002                                               8.80           0.75            (0.60)           0.15
BALANCED
12/31/2006                                               9.57           0.25             0.83            1.08
12/31/2005                                               9.25           0.20             0.28            0.48
12/31/2004                                               8.75           0.17             0.53            0.70
12/31/2003                                               7.62           0.15             1.16            1.31
12/31/2002                                               8.70           0.19            (1.08)          (0.89)


                                                        DIVIDENDS AND DISTRIBUTIONS FROM
                                                    -----------------------------------------

                                                                       NET
                     FOR THE                           NET          REALIZED          TAX
                       YEAR                         INVESTMENT      GAINS ON       RETURN OF
                      ENDED                           INCOME       INVESTMENTS     CAPITAL(B)
                     -------                        ----------     -----------     ----------
MONEY MARKET
12/31/2006                                            $(0.45)        $    --        $ (0.00)**
12/31/2005                                             (0.28)             --             --
12/31/2004                                             (0.08)             --             --
12/31/2003                                             (0.09)             --             --
12/31/2002                                             (0.14)          (0.00)**       (0.00)**
HIGH QUALITY BOND
12/31/2006                                             (0.38)             --             --
12/31/2005                                             (0.33)             --          (0.00)**
12/31/2004                                             (0.31)             --             --
12/31/2003                                             (0.32)             --          (0.00)**
12/31/2002                                             (0.44)             --             --
INFLATION-PROTECTED SECURITIES
  (FORMERLY, INTERMEDIATE GOVERNMENT BOND)
12/31/2006                                             (0.39)             --             --
12/31/2005                                             (0.26)             --             --
12/31/2004                                             (0.22)             --          (0.00)**
12/31/2003                                             (0.63)          (0.62)         (0.01)
12/31/2002                                             (0.36)          (0.10)         (0.02)
CORE BOND
12/31/2006                                             (0.43)             --             --
12/31/2005                                             (0.38)          (0.00)**          --
12/31/2004                                             (0.43)          (0.02)            --
12/31/2003                                             (0.31)          (0.03)         (0.09)
12/31/2002                                             (0.47)          (0.13)         (0.03)
TOTAL RETURN BOND
12/31/2006                                             (0.32)          (0.11)            --
12/31/2005(1)                                          (0.09)             --             --
HIGH YIELD BOND
12/31/2006                                             (0.64)          (0.08)            --
12/31/2005                                             (0.65)          (0.01)            --
12/31/2004                                             (0.72)          (0.08)            --
12/31/2003                                             (0.93)             --             --
12/31/2002                                             (0.71)             --          (0.01)
BALANCED
12/31/2006                                             (0.23)          (0.20)            --
12/31/2005                                             (0.15)          (0.01)            --
12/31/2004                                             (0.20)             --             --
12/31/2003                                             (0.17)             --          (0.01)
12/31/2002                                             (0.19)             --             --

                                                                        RATIOS TO AVERAGE NET ASSETS
                                                          ---------------------------------------------------------
                                                                         EXPENSES,
      TOTAL          NET ASSET                             EXPENSES      INCLUDING         NET       NET INVESTMENT
    DIVIDENDS         VALUE,                              INCLUDING    PORTFOLIOS OR    INVESTMENT   INCOME (LOSS)
       AND            END OF      TOTAL    NET ASSETS,       THE          (NET OF         INCOME        (NET OF        PORTFOLIO
  DISTRIBUTIONS        YEAR      RETURN    END OF YEAR    PORTFOLIOS   REIMBURSEMENT)     (LOSS)     REIMBURSEMENT)   TURNOVER(C)
------------------   ---------   -------   ------------   ----------   --------------   ----------   --------------   -----------
        $(0.45)       $10.04       4.62%   $242,308,169       0.62%         0.50%            4.46%        4.58%            N/A
         (0.28)        10.04       2.78     190,007,529       0.62          0.50             2.65         2.77             N/A
         (0.08)        10.04       0.94     208,985,279       0.62          0.50             0.86         0.98             N/A
         (0.09)        10.03       0.88     132,773,896       0.62          0.50             0.76         0.88             N/A
         (0.14)        10.03       1.48     100,677,700       0.62          0.50             1.35         1.47             N/A
         (0.38)        10.28       4.10     220,213,542       0.72          0.65             3.70         3.77              55%
         (0.33)        10.25       1.71     143,407,613       0.74          0.65             2.92         3.01              58
         (0.31)        10.40       1.20      85,620,041       0.75          0.65             2.60         2.70              48
         (0.32)        10.58       2.04      70,569,640       0.75          0.65             2.77         2.87              50
         (0.44)        10.68       6.03      30,988,927       0.84          0.65             3.84         4.03              54
         (0.39)         9.41       3.25      32,353,774       0.87          0.65(d)          4.10         4.32             525
         (0.26)         9.50       1.09      21,848,017       1.04          0.65             2.98         3.37             756
         (0.22)         9.66       1.30       6,717,237       1.34          0.65(d)          1.57         2.26             554
         (1.26)         9.75       1.33       5,293,159       0.94          0.65             2.45         2.74             392
         (0.48)        10.87       8.05      16,828,503       0.95          0.65             3.34         3.64             134
         (0.43)        10.34       3.94     575,193,326       0.71          0.65             4.18         4.24             487(e)
         (0.38)        10.37       2.12     400,472,867       0.72          0.65             3.70         3.77           1,003(e)
         (0.45)        10.53       4.36     214,638,139       0.73          0.65             3.29         3.37             885(e)
         (0.43)        10.53       4.36     149,726,815       0.74          0.65(d)          3.15         3.24             922(e)
         (0.63)        10.51       9.00      67,361,864       0.77          0.65             4.37         4.49             462
         (0.43)         9.96       4.72      10,155,954       2.04          0.65(d)          3.21         4.60             470(e)
         (0.09)         9.93       0.25          42,825     723.37*         0.64(d)*      (718.45)*      4.28*             327(e)
         (0.72)         9.58      11.80     112,882,047       0.96          0.85             7.54         7.65              93
         (0.66)         9.24       3.07      61,040,919       1.00          0.85             7.36         7.51              68
         (0.80)         9.61      10.15      34,276,766       1.05          0.85(d)          7.63         7.83              80
         (0.93)         9.49      27.65      20,373,819       1.07          0.85             8.99         9.21             136
         (0.72)         8.23       1.91      19,018,651       1.12          0.85             8.68         8.95              95
         (0.43)        10.22      11.46      76,971,651       0.90          0.75(d)          2.36         2.51             224(e)
         (0.16)         9.57       5.24      47,062,755       1.04          0.75(d)          1.85         2.14             367(e)
         (0.20)         9.25       8.13      10,987,001       1.13          0.75(d)          1.56         1.94             338(e)
         (0.18)         8.75      17.40      13,393,735       1.01          0.75(d)          1.67         1.93             377(e)
         (0.19)         7.62     (10.28)     16,284,022       1.04          0.75             2.10         2.39             289

                                       -88-
FINANCIAL HIGHLIGHTS (CONTINUED)


                                            INCOME (LOSS) FROM
                                           INVESTMENT OPERATIONS                            DIVIDENDS AND DISTRIBUTIONS FROM
                                        ---------------------------                     -----------------------------------------
                                                       NET REALIZED
                                                           AND             TOTAL
                        NET ASSET          NET          UNREALIZED        INCOME                           NET
       FOR THE            VALUE,        INVESTMENT        GAINS         (LOSS) FROM        NET          REALIZED          TAX
        YEAR           BEGINNING OF       INCOME       (LOSSES) ON      INVESTMENT      INVESTMENT      GAINS ON       RETURN OF
        ENDED              YEAR         (LOSS)(A)      INVESTMENTS      OPERATIONS        INCOME       INVESTMENTS     CAPITAL(B)
       -------         ------------     ----------     ------------     -----------     ----------     -----------     ----------
VALUE & INCOME
12/31/2006                $11.63          $ 0.15          $ 2.20          $ 2.35          $(0.13)        $(0.59)         $   --
12/31/2005                 11.53            0.13            0.63            0.76           (0.12)         (0.54)             --
12/31/2004                 10.61            0.17            1.16            1.33           (0.15)         (0.26)             --
12/31/2003                  8.54            0.15            2.07            2.22           (0.15)            --              --
12/31/2002                 10.28            0.16           (1.75)          (1.59)          (0.15)            --              --
VALUE
12/31/2006                 10.68            0.14            1.47            1.61           (0.06)         (0.29)             --
12/31/2005(1)              10.00            0.13            0.61            0.74           (0.06)         (0.00)**           --
STOCK INDEX
12/31/2006                  8.33            0.15            1.13            1.28           (0.14)            --           (0.00)**
12/31/2005                  8.09            0.13            0.24            0.37           (0.13)            --              --
12/31/2004                  7.43            0.13            0.66            0.79           (0.13)            --              --
12/31/2003                  5.88            0.10            1.54            1.64           (0.09)            --              --
12/31/2002                  7.67            0.09           (1.79)          (1.70)          (0.09)            --              --
GROWTH & INCOME
12/31/2006                  6.55            0.06            0.69            0.75           (0.05)         (0.26)             --
12/31/2005                  6.35            0.05            0.38            0.43           (0.04)         (0.18)          (0.01)
12/31/2004                  5.95            0.06            0.56            0.62           (0.06)         (0.16)             --
12/31/2003                  4.84            0.04            1.11            1.15           (0.04)            --              --
12/31/2002                  6.30            0.03           (1.46)          (1.43)          (0.03)            --              --
EQUITY GROWTH
12/31/2006                  7.29            0.01            0.27            0.28           (0.01)         (0.17)             --
12/31/2005                  6.89            0.01            0.47            0.48           (0.01)         (0.07)             --
12/31/2004                  6.44            0.03            0.44            0.47           (0.02)            --              --
12/31/2003                  5.11            0.00**          1.33            1.33           (0.00)**          --           (0.00)**
12/31/2002                  6.70            0.00**         (1.59)          (1.59)             --             --              --
AGGRESSIVE EQUITY
12/31/2006                  5.84           (0.03)           0.38            0.35              --          (0.11)             --
12/31/2005                  5.41           (0.02)           0.45            0.43              --             --              --
12/31/2004                  4.84           (0.04)           0.61            0.57              --             --              --
12/31/2003                  3.78           (0.03)           1.09            1.06              --             --              --
12/31/2002                  5.16           (0.03)          (1.35)          (1.38)             --             --              --
MID-CAP VALUE
12/31/2006                 14.83            0.16            2.49            2.65           (0.14)         (1.05)             --
12/31/2005                 14.85            0.16            1.27            1.43           (0.16)         (1.29)             --
12/31/2004                 13.27            0.09            3.19            3.28           (1.44)         (0.26)             --
12/31/2003                  9.95            0.04            4.04            4.08           (0.68)         (0.08)             --
12/31/2002                 11.78            0.04           (1.85)          (1.81)          (0.02)         (0.00)**           --

                                                                         RATIOS TO AVERAGE NET ASSETS
                                                         ------------------------------------------------------------
                                                                          EXPENSES
                    NET ASSET                             EXPENSES        INCLUDING          NET       NET INVESTMENT
      TOTAL          VALUE,                              INCLUDING    THE PORTFOLIOS OR   INVESTMENT   INCOME (LOSS)
  DIVIDENDS AND      END OF      TOTAL    NET ASSETS,       THE            (NET OF          INCOME        (NET OF        PORTFOLIO
  DISTRIBUTIONS       YEAR      RETURN    END OF YEAR    PORTFOLIOS    REIMBURSEMENT)       (LOSS)     REIMBURSEMENT)   TURNOVER(C)
-----------------   ---------   -------   ------------   ----------   -----------------   ----------   --------------   -----------
       $(0.72)       $13.26       20.40%  $950,929,445      0.80%           0.75%            1.16%           1.21%           31%
        (0.66)        11.63        6.53    562,873,583      0.81            0.75             1.07            1.13            89
        (0.41)        11.53       12.66    295,516,468      0.82            0.75             1.48            1.55            44
        (0.15)        10.61       26.21    173,434,311      0.82            0.75             1.54            1.61            70
        (0.15)         8.54      (15.56)    88,272,263      0.83            0.75             1.67            1.75            31
        (0.35)        11.94       15.17     42,594,556      1.38            0.85(d)          0.67            1.20            74
        (0.06)        10.68        7.43      2,534,276      6.30*           0.85(d)*        (3.24)*          2.21*           21
        (0.14)         9.47       15.56    880,260,961      0.38            0.30(d)          1.61            1.69            14
        (0.13)         8.33        4.56    609,502,954      0.38            0.30             1.53            1.61            10
        (0.13)         8.09       10.67    440,107,516      0.38            0.30             1.68            1.76            14
        (0.09)         7.43       28.12    325,682,671      0.39            0.30             1.40            1.49             8
        (0.09)         5.88      (22.31)   179,327,624      0.38            0.30             1.27            1.35            12
        (0.31)         6.99       11.48    248,733,112      0.97            0.90             0.79            0.86            73
        (0.23)         6.55        6.82    156,719,543      1.00            0.90             0.63            0.73            79
        (0.22)         6.35       10.50     75,909,125      1.02            0.90             0.88            1.00           184
        (0.04)         5.95       23.81     56,279,719      1.01            0.90             0.64            0.75           100
        (0.03)         4.84      (22.75)    32,575,225      1.11            0.90             0.37            0.58           115
        (0.18)         7.39        3.91    864,480,764      0.97            0.90             0.11            0.18            84
        (0.08)         7.29        7.00    658,858,277      0.98            0.90             0.01            0.09            76
        (0.02)         6.89        7.36    407,293,574      0.98            0.90             0.37            0.45           129
        (0.00)**       6.44       26.12    293,559,551      0.98            0.90             0.00***         0.08            61
           --          5.11      (23.73)   138,218,111      0.99            0.90            (0.11)          (0.02)           75
        (0.11)         6.08        6.06     81,793,414      1.19            1.05(d)         (0.56)          (0.42)          147
           --          5.84        7.95     59,229,513      1.25            1.05(d)         (0.53)          (0.33)          187
           --          5.41       11.78     26,050,851      1.44            1.19(d)         (0.97)          (0.72)          252
           --          4.84       28.04     12,319,831      1.58            1.25(d)         (1.16)          (0.83)          165
           --          3.78      (26.74)    10,533,078      1.69            1.25            (1.25)          (0.81)           87
        (1.19)        16.29       18.04    226,513,197      1.05            0.90(d)          0.83            0.98            80
        (1.45)        14.83        9.62    117,422,289      1.07            0.90(d)          0.92            1.09           112
        (1.70)        14.85       25.08     65,845,026      1.14            0.90(d)          0.37            0.61           147
        (0.76)        13.27       41.36     32,381,442      1.23            0.90(d)          0.03            0.36           156
        (0.02)         9.95      (15.37)    11,919,340      2.27            0.90            (0.95)           0.42           156

                                       -90-
FINANCIAL HIGHLIGHTS (CONTINUED)


                                            INCOME (LOSS) FROM
                                           INVESTMENT OPERATIONS                            DIVIDENDS AND DISTRIBUTIONS FROM
                                        ---------------------------                     -----------------------------------------
                                                       NET REALIZED
                                                           AND             TOTAL
                        NET ASSET          NET          UNREALIZED        INCOME                           NET
       FOR THE            VALUE,        INVESTMENT        GAINS         (LOSS) FROM        NET          REALIZED          TAX
        YEAR           BEGINNING OF       INCOME       (LOSSES) ON      INVESTMENT      INVESTMENT      GAINS ON       RETURN OF
        ENDED              YEAR         (LOSS)(A)      INVESTMENTS      OPERATIONS        INCOME       INVESTMENTS     CAPITAL(B)
       -------         ------------     ----------     ------------     -----------     ----------     -----------     ----------
MID-CAP GROWTH
12/31/2006                $12.26          $(0.06)         $ 0.29          $ 0.23          $   --         $(0.26)         $(0.01)
12/31/2005                 11.25           (0.07)           1.56            1.49              --          (0.48)             --
12/31/2004                  9.77           (0.05)           1.53            1.48              --             --              --
12/31/2003                  7.71           (0.04)           2.10            2.06              --             --              --
12/31/2002                 10.35           (0.06)          (2.58)          (2.64)             --          (0.00)**        (0.00)**
SMALL-CAP VALUE
12/31/2006                 15.06            0.01            1.39            1.40           (0.00)**       (1.11)             --
12/31/2005                 16.16           (0.02)          (0.74)          (0.76)             --          (0.28)          (0.06)
12/31/2004                 14.03            0.01            3.00            3.01           (0.36)         (0.52)             --
12/31/2003(2)              10.00            0.18            4.20            4.38           (0.28)         (0.02)          (0.05)
SPECIAL EQUITY
12/31/2006                 10.81            0.01            1.22            1.23           (0.00)**       (0.73)             --
12/31/2005                 10.69           (0.01)           1.11            1.10              --          (0.98)             --
12/31/2004                  9.51           (0.01)           1.19            1.18              --             --              --
12/31/2003                  6.62           (0.02)           2.91            2.89              --             --              --
12/31/2002                  8.78           (0.01)          (2.15)          (2.16)             --             --              --
SMALL-CAP GROWTH
12/31/2006                 12.89           (0.07)           1.07            1.00              --          (0.76)          (0.00)**
12/31/2005                 12.85           (0.08)           0.12            0.04              --          (0.00)**           --
12/31/2004                 12.14           (0.09)           1.49            1.40              --          (0.69)             --
12/31/2003(3)              10.00           (0.02)           2.40            2.38           (0.16)         (0.05)          (0.03)
INTERNATIONAL EQUITY
12/31/2006                  8.92            0.14            2.22            2.36           (0.24)         (0.71)             --
12/31/2005                  8.44            0.14            0.77            0.91           (0.17)         (0.26)             --
12/31/2004                  7.53            0.12            1.30            1.42           (0.12)         (0.39)             --
12/31/2003                  5.73            0.05            1.84            1.89           (0.09)            --           (0.00)**
12/31/2002                  7.03            0.04           (1.24)          (1.20)          (0.10)            --              --


---------------

(a)  Calculated based on average shares outstanding.



(b) Results from investment related activity occurring between the year end dividend calculation date and the fiscal year end date.



(c)  Portfolio turnover of the Series Portfolio or Master Investment Portfolio.



(d) Includes reimbursement of fees at the underlying Series Portfolio/Master Investment Portfolio level.



(e) Includes the effect of buying and selling TBA securities used in dollar roll transactions at the underlying Series Portfolio level. Refer to the Notes to Financial Statements which accompany the Portfolios' annual report.



*    Annualized.



**   Amount rounds to less than one penny per share.



***  Amount rounds to less than 0.005%.



(1)  Commencement of Operations, June 3, 2005.



(2)  Commencement of Operations, January 23, 2003.



(3)  Commencement of Operations, May 29, 2003.

                                                                         RATIOS TO AVERAGE NET ASSETS
                                                         ------------------------------------------------------------
                                                                          EXPENSES
                    NET ASSET                             EXPENSES        INCLUDING          NET       NET INVESTMENT
      TOTAL          VALUE,                              INCLUDING    THE PORTFOLIOS OR   INVESTMENT   INCOME (LOSS)
  DIVIDENDS AND      END OF      TOTAL    NET ASSETS,       THE            (NET OF          INCOME        (NET OF        PORTFOLIO
  DISTRIBUTIONS       YEAR      RETURN    END OF YEAR    PORTFOLIOS    REIMBURSEMENT)       (LOSS)     REIMBURSEMENT)   TURNOVER(C)
-----------------   ---------   -------   ------------   ----------   -----------------   ----------   --------------   -----------
       $(0.27)       $12.22        1.97%  $ 73,942,149      1.13%           0.95%(d)        (0.69)%         (0.51)%         151%
        (0.48)        12.26       13.22     54,178,389      1.15            0.95(d)         (0.77)          (0.57)          142
           --         11.25       15.15     32,180,571      1.25            0.95(d)         (0.79)          (0.49)          223
           --          9.77       26.72     27,429,433      1.27            0.95(d)         (0.84)          (0.52)          100
        (0.00)**       7.71      (25.49)    12,582,427      1.67            0.95            (1.37)          (0.65)          138
        (1.11)        15.35        9.35     49,546,311      1.28            1.10(d)         (0.14)           0.04           105
        (0.34)        15.06       (4.74)    33,410,010      1.33            1.10(d)         (0.35)          (0.12)          143
        (0.88)        16.16       21.53     15,789,354      1.54            1.10(d)         (0.36)           0.08            42
        (0.35)        14.03       43.96      7,939,618      2.40*           1.10(d)*         0.14*           1.44*           40
       $(0.73)       $11.31       11.52%  $307,778,602      1.18%           1.10%           (0.02)%          0.06%           86%
        (0.98)        10.81       10.19    175,403,964      1.21            1.10(d)         (0.21)          (0.10)           92
           --         10.69       12.41    102,664,166      1.20            1.10            (0.20)          (0.10)          103
           --          9.51       43.66     69,899,639      1.21            1.10            (0.38)          (0.27)          103
           --          6.62      (24.60)    55,385,175      1.21            1.10            (0.28)          (0.17)          109
        (0.76)        13.13        8.45     29,255,869      1.72            1.15(d)         (1.11)          (0.54)          173
        (0.00)**      12.89        0.32     18,328,059      1.53            1.15(d)         (1.04)          (0.66)          183
        (0.69)        12.85       11.66      8,490,691      1.84            1.15(d)         (1.45)          (0.76)           84
        (0.24)        12.14       23.90      6,126,221      2.82*           1.15(d)*        (1.96)*         (0.29)*          81
        (0.95)        10.33       26.92    621,734,916      1.19            1.15(d)          1.42            1.46            81
        (0.43)         8.92       10.96    356,749,681      1.21            1.15(d)          1.62            1.68            94
        (0.51)         8.44       19.23    196,770,998      1.21            1.15             1.52            1.58           171
        (0.09)         7.53       33.29    122,078,329      1.22            1.15             0.70            0.77            23
        (0.10)         5.73      (17.16)    63,457,182      1.25            1.15             0.47            0.57            25

INSTITUTIONAL STRATEGIC ALLOCATION FUNDS:


                                             INCOME (LOSS) FROM
                                           INVESTMENT OPERATIONS                          DIVIDENDS AND DISTRIBUTIONS FROM
                                        ----------------------------                    ------------------------------------
                         NET ASSET         NET         NET REALIZED     TOTAL INCOME
                           VALUE,       INVESTMENT         AND          (LOSS) FROM        NET          NET          TAX
       FOR THE          BEGINNING OF      INCOME        UNREALIZED       INVESTMENT     INVESTMENT    REALIZED    RETURN OF
     YEAR ENDED             YEAR        (LOSS)(A)     GAINS (LOSSES)     OPERATIONS       INCOME       GAINS      CAPITAL(B)
     ----------         ------------    ----------    --------------    ------------    ----------    --------    ----------
SHORT HORIZON
12/31/2006                 $10.22         $0.43           $ 0.12           $ 0.55         $(0.41)      $(0.06)      $   --
12/31/2005                  10.33          0.40            (0.13)            0.27          (0.35)       (0.03)       (0.00)*
12/31/2004                  10.28          0.39             0.08             0.47          (0.37)       (0.05)       (0.00)*
12/31/2003                  10.01          0.44             0.25             0.69          (0.42)       (0.00)*         --
12/31/2002                  10.06          0.55            (0.14)            0.41          (0.45)       (0.01)       (0.00)*
SHORT INTERMEDIATE HORIZON
12/31/2006                   9.63          0.36             0.33             0.69          (0.33)       (0.21)       (0.00)*
12/31/2005                   9.64          0.33             0.02             0.35          (0.28)       (0.08)          --
12/31/2004                   9.53          0.29             0.30             0.59          (0.29)       (0.19)       (0.00)*
12/31/2003                   8.79          0.33             0.75             1.08          (0.32)          --        (0.02)
12/31/2002                   9.37          0.46            (0.65)           (0.19)         (0.38)       (0.01)       (0.00)*
INTERMEDIATE HORIZON
12/31/2006                   9.70          0.31             0.57             0.88          (0.28)       (0.24)          --
12/31/2005                   9.62          0.26             0.19             0.45          (0.24)       (0.13)       (0.00)*
12/31/2004                   9.15          0.24             0.49             0.73          (0.23)       (0.03)          --
12/31/2003                   8.06          0.22             1.09             1.31          (0.22)          --           --
12/31/2002                   9.00          0.29            (0.93)           (0.64)         (0.28)       (0.02)       (0.00)*
INTERMEDIATE LONG HORIZON
12/31/2006                   9.40          0.26             0.75             1.01          (0.23)       (0.34)          --
12/31/2005                   9.22          0.23             0.30             0.53          (0.18)       (0.17)       (0.00)*
12/31/2004                   8.70          0.19             0.65             0.84          (0.17)       (0.15)          --
12/31/2003                   7.33          0.17             1.35             1.52          (0.15)          --           --
12/31/2002                   8.61          0.21            (1.31)           (1.10)         (0.18)       (0.00)*      (0.00)*
LONG HORIZON
12/31/2006                   8.91          0.19             0.93             1.12          (0.17)       (0.39)       (0.00)*
12/31/2005                   8.65          0.17             0.43             0.60          (0.14)       (0.20)       (0.00)*
12/31/2004                   8.01          0.13             0.78             0.91          (0.11)       (0.16)          --
12/31/2003                   6.45          0.10             1.55             1.65          (0.09)          --           --
12/31/2002                   8.06          0.06            (1.62)           (1.56)         (0.05)          --        (0.00)*


---------------

(a) Calculated based upon average shares outstanding.

(b) Results from investment related activity occurring between the year end dividend calculation date and the fiscal year end.

(c) Ratios exclude expenses incurred by underlying funds.

*   Amount rounds to less than one penny per share.

                                                   RATIOS TO AVERAGE NET ASSETS
              TOTAL                                -----------------------------
            DIVIDENDS       NET ASSET                                  NET                     NET ASSETS,
               AND        VALUE, END OF   TOTAL                     INVESTMENT     PORTFOLIO      END OF
          DISTRIBUTIONS       YEAR        RETURN   EXPENSES(C)    INCOME (LOSS)    TURNOVER        YEAR
          -------------   -------------   ------   ------------   --------------   ---------   ------------
             $(0.47)         $10.30         5.48%      0.10%           4.17%           76%     $ 89,430,308
              (0.38)          10.22         2.66       0.10            3.88           142        62,151,104
              (0.42)          10.33         4.67       0.10            3.81            91        32,170,849
              (0.42)          10.28         6.95       0.10            4.27           267        21,910,734
              (0.46)          10.01         4.11       0.10            5.42           192        10,352,629
              (0.54)           9.78         7.34       0.10            3.69            95        80,380,236
              (0.36)           9.63         3.66       0.10            3.44           135        52,980,851
              (0.48)           9.64         6.34       0.10            3.01           162        25,656,665
              (0.34)           9.53        12.40       0.10            3.52           187        24,558,623
              (0.39)           8.79        (2.00)      0.10            5.10           149         7,851,468
              (0.52)          10.06         9.20       0.10            3.13            45       584,242,862
              (0.37)           9.70         4.73       0.10            2.75            57       395,323,356
              (0.26)           9.62         8.13       0.10            2.61            48       274,027,508
              (0.22)           9.15        16.39       0.10            2.62            98       205,257,612
              (0.30)           8.06        (7.23)      0.10            3.43           170       135,620,055
              (0.57)           9.84        10.86       0.10            2.65            47       473,022,048
              (0.35)           9.40         5.84       0.10            2.52           147       305,770,721
              (0.32)           9.22         9.79       0.10            2.19           107       124,582,865
              (0.15)           8.70        20.87       0.10            2.10           203        67,509,651
              (0.18)           7.33       (12.88)      0.10            2.68           120        24,006,331
              (0.56)           9.47        12.69       0.10            2.10            60       279,900,988
              (0.34)           8.91         6.91       0.10            1.95            96       176,570,326
              (0.27)           8.65        11.46       0.10            1.62            95        94,505,542
              (0.09)           8.01        25.64       0.10            1.38           170        53,437,942
              (0.05)           6.45       (19.38)      0.10            0.90           153        22,441,586

                     (This page intentionally left blank.)

                                   APPENDIX A

                           STRATEGIC ALLOCATION FUNDS

As described in the prospectus, under normal market conditions the assets of each Strategic Allocation Fund are invested in Bond, Stock, and Money Market Funds approximately as follows:

---------------------------------------------------------------------------------------------------
                                                             LONG-TERM EXPECTED AVERAGE ALLOCATIONS
---------------------------------------------------------------------------------------------------
                                                                                      MONEY MARKET
                                                             BOND FUNDS  STOCK FUNDS      FUND
---------------------------------------------------------------------------------------------------
  SHORT HORIZON                                                 88%          10%           2%
---------------------------------------------------------------------------------------------------
  SHORT/INTERMEDIATE HORIZON                                    68%          30%           2%
---------------------------------------------------------------------------------------------------
  INTERMEDIATE HORIZON                                          48%          50%           2%
---------------------------------------------------------------------------------------------------
  INTERMEDIATE/LONG HORIZON                                     28%          70%           2%
---------------------------------------------------------------------------------------------------
  LONG HORIZON                                                   8%          90%           2%
---------------------------------------------------------------------------------------------------

Diversified selects the underlying Funds and the relative amounts to be invested in them. The Bond Funds reflect a mix of short-term bonds, intermediate-term bonds, and high yield bonds. The Stock Funds reflect a mix of large, mid, and small cap domestic stocks as well as international stocks.

Currently, Diversified seeks to allocate a Strategic Allocation Fund's bond investments among sub-asset classes according to the following target percentages, under normal market conditions:

----------------------------------------------------------------------------------------------------------------
                                                       POTENTIAL ASSET                 UNDERLYING FUNDS
SUB-ASSET CLASS                                        ALLOCATION RANGE                   AVAILABLE
----------------------------------------------------------------------------------------------------------------
  Intermediate-term bonds                                  50 - 70%           Core Bond Fund
                                                                              Total Return Bond
----------------------------------------------------------------------------------------------------------------
  Short-term bonds                                         20 - 40%           High Quality Bond Fund
                                                                              Inflation-Protected
                                                                              Securities Fund
----------------------------------------------------------------------------------------------------------------
  High-yield bonds                                         0 - 20%            High Yield Bond Fund
----------------------------------------------------------------------------------------------------------------

Currently, Diversified seeks to allocate a Strategic Allocation Fund's stock investments among sub-asset classes according to the following target percentages, under normal market conditions:

----------------------------------------------------------------------------------------------------------------
                                                       POTENTIAL ASSET                 UNDERLYING FUNDS
SUB-ASSET CLASS                                        ALLOCATION RANGE                   AVAILABLE
----------------------------------------------------------------------------------------------------------------
  Large cap stocks                                         55 - 75%           Stock Index Fund
                                                                              Growth & Income Fund
                                                                              Value & Income Fund
                                                                              Value Fund
                                                                              Equity Growth Fund
                                                                              Aggressive Equity Fund
----------------------------------------------------------------------------------------------------------------
  Small and mid cap stocks                                 12 - 25%           Mid-Cap Growth Fund
                                                                              Mid-Cap Value Fund
                                                                              Small-Cap Value Fund
                                                                              Special Equity Fund
                                                                              Small-Cap Growth Fund
----------------------------------------------------------------------------------------------------------------
  International stocks                                     15 - 30%           International Equity Fund
----------------------------------------------------------------------------------------------------------------


In the short-term, actual asset allocations may vary due to short-term changes in cash flows caused by purchases and redemptions in the Funds. Under normal circumstances each Strategic Allocation Fund invests in the Money Market Fund in minimal amounts for cash management and liquidity purposes. However, Diversified may allocate the assets of each Strategic Allocation Fund without limit to the

Money Market Fund in attempting to respond to adverse market, political or other conditions or to process a large purchase or redemption within a Strategic Allocation Fund.


The Strategic Allocation Funds are not required to invest in all of the underlying funds available, nor are they required to invest in any particular underlying Fund. Diversified may change the overall asset allocations between Bond and Stock Funds at any time to reflect its current strategy for asset allocation, and also may change the relative amounts invested in a particular sub-asset class, at any time. From time to time, Diversified may select new or different underlying Funds than those listed on this Appendix A, without prior approval or notice to shareholders.

                     (This page intentionally left blank.)

                                                                        APPENDIX
B


           INSTRUCTIONS FOR PURCHASES AND SALES FROM THE DISTRIBUTOR

PURCHASES

Initial and subsequent purchases may be made by check or wire transfer. Checks should be in U.S. dollars and drawn on a U.S. bank. Checks for shares of the Money Market, Bond, Balanced and Stock Funds should be made payable to The Diversified Investors Funds Group II and mailed to:

        The Diversified Investors Funds Group II
        4 Manhattanville Road
        Purchase, New York 10577

Checks for shares of the Strategic Allocation Funds should be made payable to The Diversified Investors Funds Group and mailed to:

        The Diversified Investors Funds Group
        4 Manhattanville Road
        Purchase, New York 10577

In the case of an initial purchase, the check must be accompanied by a completed Account Application. If shares are purchased with a check that does not clear, the purchase will be canceled and any losses or fees incurred in the transaction will be the responsibility of the investor. If shares are purchased with a check and a redemption request relating to such shares is received within fifteen days of such purchase, the redemption proceeds will be paid only when the check clears.

If you would like to purchase shares in a Fund by a wire transfer, please call
(800) 755-5801 for wire transfer instructions and direct your bank to transmit immediately available funds in accordance with such instructions. Investors who make initial purchases by wire transfer must complete an Account Application and mail it to The Diversified Investors Funds Group II (in case of a purchase of a Money Market, Bond, Balanced or Stock Fund) or The Diversified Investors Funds Group (in case of a purchase of a Strategic Allocation Fund), in each case at the address above.

SALES (REDEMPTIONS)

Redemption requests may be made by mail and, in certain circumstances, telephone. The proceeds of the redemption will be sent by mail or, if authorized on the Account Application, wire transfer.

Redemption requests by mail must specify the dollar amount or number of shares to be redeemed, the account number and the name of the Fund. The redemption request must be signed in exactly the same way that the account is registered. If there is more than one owner of the shares, each owner must sign the redemption request.

Requests to redeem shares in any of the Money Market, Bond, Balanced or Stock Funds should be mailed to The Diversified Investors Funds Group II at:

        The Diversified Investors Funds Group II
        4 Manhattanville Road
        Purchase, New York 10577

Requests to redeem shares in any of the Strategic Allocation Funds should be mailed to The Diversified Investors Funds Group at:

        The Diversified Investors Funds Group
        4 Manhattanville Road
        Purchase, New York 10577

You may redeem shares by telephone if you authorized telephone redemptions on your Account Application. The Funds reserve the right to refuse telephone redemptions and may limit the number of telephone redemptions or the amount that can be redeemed by telephone at any time.

The Statement of Additional Information (SAI) provides more details about the Funds and their policies. The SAI is incorporated by reference into this prospectus and is legally part of it.

Additional information about each Fund's investments is available in the Funds' Annual and Semi-Annual Reports to Shareholders. In the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance.

The Annual and Semi-Annual Reports for the Funds list their portfolio holdings and describe their performance.

To obtain free copies of the SAI and the Annual and Semi-Annual Reports or to make other inquiries, please call toll free (800) 755-5801. You may also obtain copies of these documents from the Funds' website at http://divinvest.com.

The SAI is also available from the Securities and Exchange Commission. You can find it on the SEC Internet site at http://www.sec.gov. Information about the Funds (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. You can get information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are available in the EDGAR database on the Commission's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

SEC file numbers: 811-07674
                  811-07495

                     THE DIVERSIFIED INVESTORS FUNDS GROUP
                   THE DIVERSIFIED INSTITUTIONAL FUNDS GROUP
              THE DIVERSIFIED INVESTORS STRATEGIC ALLOCATION FUNDS
            THE DIVERSIFIED INSTITUTIONAL STRATEGIC ALLOCATION FUNDS

                      STATEMENT OF ADDITIONAL INFORMATION
                                  MAY 1, 2007

MONEY MARKET FUNDS:
Diversified Investors Money Market Fund
Diversified Institutional Money Market Fund

BOND FUNDS:
Diversified Investors High Quality Bond Fund
Diversified Investors Inflation-Protected Securities Fund
Diversified Investors Core Bond Fund
Diversified Investors Total Return Bond Fund
Diversified Investors High Yield Bond Fund

Diversified Institutional High Quality Bond Fund
Diversified Institutional Inflation-Protected Securities Fund
Diversified Institutional Core Bond Fund
Diversified Institutional Total Return Bond Fund
Diversified Institutional High Yield Bond Fund

BALANCED FUNDS:
Diversified Investors Balanced Fund
Diversified Institutional Balanced Fund

STRATEGIC ALLOCATION FUNDS:
Short Horizon Strategic Allocation Fund
Short/Intermediate Horizon Strategic Allocation Fund
Intermediate Horizon Strategic Allocation Fund
Intermediate/Long Horizon Strategic Allocation Fund
Long Horizon Strategic Allocation Fund

Institutional Short Horizon Strategic Allocation Fund
Institutional Short/Intermediate Horizon Strategic Allocation Fund Institutional Intermediate Horizon Strategic Allocation Fund
Institutional Intermediate/Long Horizon Strategic Allocation Fund
Institutional Long Horizon Strategic Allocation Fund

STOCK FUNDS:
Diversified Investors Value & Income Fund
Diversified Investors Value Fund
Diversified Investors Stock Index Fund
Diversified Investors Growth & Income Fund
Diversified Investors Equity Growth Fund
Diversified Investors Aggressive Equity Fund
Diversified Investors Mid-Cap Value Fund
Diversified Investors Mid-Cap Growth Fund
Diversified Investors Small-Cap Value Fund
Diversified Investors Special Equity Fund
Diversified Investors Small-Cap Growth Fund

Diversified Investors International Equity Fund
Diversified Institutional Value & Income Fund
Diversified Institutional Value Fund
Diversified Institutional Stock Index Fund
Diversified Institutional Growth & Income Fund
Diversified Institutional Equity Growth Fund
Diversified Institutional Aggressive Equity Fund
Diversified Institutional Mid-Cap Value Fund
Diversified Institutional Mid-Cap Growth Fund
Diversified Institutional Small-Cap Value Fund
Diversified Institutional Special Equity Fund
Diversified Institutional Small-Cap Growth Fund
Diversified Institutional International Equity Fund

This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the separate Prospectuses dated May 1, 2007, each as supplemented from time to time (each, a "Prospectus"), for the Funds. This Statement of Additional Information should be read only in conjunction with a Prospectus, a copy of which may be obtained by an investor without charge. To obtain a Prospectus, please contact Diversified Investors Securities Corp., the Funds' Distributor, at the address and telephone number listed on the next page.

This Statement of Additional Information incorporates by reference the financial statements of the Funds. These financial statements can be found in the Funds' annual reports to shareholders, copies of which accompany this Statement of Additional Information.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                     THE DIVERSIFIED INVESTORS FUNDS GROUP
                   THE DIVERSIFIED INSTITUTIONAL FUNDS GROUP
              THE DIVERSIFIED INVESTORS STRATEGIC ALLOCATION FUNDS
            THE DIVERSIFIED INSTITUTIONAL STRATEGIC ALLOCATION FUNDS
                            FOUR MANHATTANVILLE ROAD
                            PURCHASE, NEW YORK 10577
                                  800-755-5801


The Diversified Investors Funds Group is a Massachusetts business trust whose shares currently are divided into twenty-four separate series of shares, or funds. Each of the Diversified Investors Money Market, High Quality Bond, Inflation-Protected Securities, Core Bond, Total Return Bond, High Yield Bond, Balanced, Value & Income, Value, Stock Index, Growth & Income, Equity Growth, Aggressive Equity, Mid-Cap Value, Mid-Cap Growth, Small-Cap Value, Special Equity, Small-Cap Growth and International Equity Funds, and the Diversified Institutional Strategic Allocation Funds, is a series of The Diversified Investors Funds Group. The Diversified Investors Funds Group II is a Massachusetts business trust whose shares currently are divided into twenty-four separate series of shares, or funds. Each of the Diversified Institutional Money Market, High Quality Bond, Inflation-Protected Securities, Core Bond, Total Return Bond, High Yield Bond, Balanced, Value & Income, Value, Stock Index, Growth & Income, Equity Growth, Aggressive Equity, Mid-Cap Value, Mid-Cap Growth, Small-Cap Value, Special Equity, Small-Cap Growth and International Equity Funds and the Strategic Allocation Funds, is a series of The Diversified Investors Funds Group II. This Statement of Additional Information relates to the shares of each Fund listed on the first page hereof.


TABLE OF CONTENTS


                                                              PAGE
                                                              ----
The Trusts..................................................  2
Investment Objectives, Policies and Associated Risk
  Factors...................................................  4
Determination of Net Asset Value; Valuation of Securities...  35
Management..................................................  37
Investment Advisory Services................................  46
Administrator...............................................  72
Custodian and Transfer Agent................................  74
Miscellaneous...............................................  74
Taxation....................................................  74
Distribution Plans..........................................  78
Independent Registered Public Accounting Firm...............  80
Disclosure of Portfolio Holdings............................  80
Description of the Trusts; Fund Shares......................  83
Proxy Voting Guidelines and Procedures......................  84
Financial Statements........................................  84
Appendix A -- Description of Security Ratings...............  A-1
Appendix B -- Diversified Proxy Voting Policies.............  B-1

THE TRUSTS

Each of The Diversified Investors Funds Group (the "Diversified Investors Trust") and The Diversified Investors Funds Group II (the "Diversified Institutional Trust" and, together with the Diversified Investors Trust, the "Trusts") is a diversified, open-end management investment company. The Diversified Investors Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts on April 23, 1993. Shares of the Diversified Investors Trust are divided into twenty-four separate series described herein. The Diversified Institutional Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts on January 5, 1996. Shares of the Diversified Institutional Trust are divided into twenty-four separate series described herein. Each of the Trusts may create additional series from time to time.

Each of the Diversified Investors Money Market, Bond, Balanced and Stock Funds and each of the Diversified Institutional Money Market, Bond, Balanced and Stock Funds seeks its investment objective by investing all of its assets in an underlying Portfolio having the same investment objectives and policies as the applicable Diversified Investors Fund and Diversified Institutional Fund. The Funds and their corresponding Portfolios are set forth below:

FUND                                                                     PORTFOLIO
Diversified Investors Money Market Fund and Diversified
  Institutional Money Market Fund........................  Money Market Portfolio
Diversified Investors High Quality Bond Fund and
  Diversified Institutional High Quality Bond Fund.......  High Quality Bond Portfolio
Diversified Investors Inflation-Protected Securities Fund
  and Diversified Institutional Inflation-Protected
  Securities Fund........................................  Inflation-Protected Securities
                                                           Portfolio
Diversified Investors Core Bond Fund and Diversified
  Institutional Core Bond Fund...........................  Core Bond Portfolio
Diversified Investors Total Return Bond Fund and
  Diversified Institutional Total Return Bond Fund.......  Total Return Bond Portfolio
Diversified Investors High Yield Bond Fund and
  Diversified Institutional High Yield Bond Fund.........  High Yield Bond Portfolio
Diversified Investors Balanced Fund and Diversified
  Institutional Balanced Fund............................  Balanced Portfolio
Diversified Investors Value & Income Fund and Diversified
  Institutional Value & Income Fund......................  Value & Income Portfolio
Diversified Investors Value Fund and Diversified
  Institutional Value Fund...............................  Value Portfolio
Diversified Investors Stock Index Fund and Diversified
  Institutional Stock Index Fund.........................  S&P 500 Index Master Portfolio
Diversified Investors Growth & Income Fund and
  Diversified Institutional Growth & Income Fund.........  Growth & Income Portfolio
Diversified Investors Equity Growth Fund and Diversified
  Institutional Equity Growth Fund.......................  Equity Growth Portfolio
Diversified Investors Aggressive Equity Fund and
  Diversified Institutional Aggressive Equity Fund.......  Aggressive Equity Portfolio
Diversified Investors Mid-Cap Value Fund and Diversified
  Institutional Mid-Cap Value Fund.......................  Mid-Cap Value Portfolio
Diversified Investors Mid-Cap Growth Fund and Diversified
  Institutional Mid-Cap Growth Fund......................  Mid-Cap Growth Portfolio

FUND                                                                     PORTFOLIO
Diversified Investors Small-Cap Value Fund and
  Diversified Institutional Small-Cap Value Fund.........  Small-Cap Value Portfolio
Diversified Investors Special Equity Fund and Diversified
  Institutional Special Equity Fund......................  Special Equity Portfolio
Diversified Investors Small-Cap Growth Fund and
  Diversified Institutional Small-Cap Growth Fund........  Small-Cap Growth Portfolio
Diversified Investors International Equity Fund and
  Diversified Institutional International Equity Fund....  International Equity Portfolio

All references in this Statement of Additional Information to one of these Funds include the Fund's underlying Portfolio, unless otherwise noted. Each of the Strategic Allocation Funds seeks its investment objective by investing in a combination of the Money Market, Bond and Stock Funds (other than the Stock Index Funds).

Each of the Portfolios (except the S&P 500 Index Master Portfolio) is a series of Diversified Investors Portfolios. The S&P 500 Index Master Portfolio(1) is a series of Master Investment Portfolio. Diversified Investors Portfolios and Master Investment Portfolio are referred to as the "Portfolio Trusts."

Diversified Investment Advisors, Inc. ("Diversified") is the investment adviser of each Portfolio (except the S&P 500 Index Master Portfolio), the Stock Index Fund and each Strategic Allocation Fund. Barclays Global Fund Advisors ("BGFA") is the investment adviser of the S&P 500 Index Master Portfolio.

Diversified delegates the daily management of each Portfolio of which it is the investment adviser to one or more Subadvisers. Diversified supervises and monitors the Subadvisers. The Subadvisers are as follows:


FUND OR PORTFOLIO                                             SUBADVISER
Money Market Portfolio...................  GE Asset Management, Incorporated
High Quality Bond Portfolio..............  Merganser Capital Management Limited Partnership
Inflation-Protected Securities             BlackRock Financial Management, Inc.
  Portfolio..............................
Core Bond Portfolio......................  BlackRock Financial Management, Inc.
Total Return Bond Portfolio..............  Western Asset Management Company
                                           Western Asset Management Company Limited
High Yield Bond Portfolio................  Eaton Vance Management
Balanced Portfolio.......................  Goldman Sachs Asset Management, L.P.
                                           Western Asset Management Company
                                           Western Asset Management Company Limited
Value & Income Portfolio.................  AllianceBernstein LP
                                           TCW Investment Management Company
Value Portfolio..........................  Hotchkis and Wiley Capital Management, LLC
Growth & Income Portfolio................  Ark Asset Management Co., Inc.
                                           Aronson+Johnson+Ortiz, LP
                                           Goldman Sachs Asset Management, L.P.


---------------

(1) Standard & Poor's does not sponsor the S&P 500 Index Master Portfolio, nor is it affiliated in any way with the Portfolio, Barclays Global Fund Advisors or the S&P 500 Index Master Portfolio. "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," and "Standard & Poor's 500(R)" are trademarks of McGraw-Hill, Inc. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation or warranty, express or implied, regarding the advisability of investing in S&P 500 Index Master Portfolio.

FUND OR PORTFOLIO                                             SUBADVISER
Equity Growth Portfolio..................  Ark Asset Management Co., Inc.
                                           Marsico Capital Management, LLC
Aggressive Equity Portfolio..............  Turner Investment Partners, Inc.
Mid-Cap Value Portfolio..................  Cramer, Rosenthal, McGlynn, LLC
                                           LSV Asset Management
                                           RiverSource Investments, LLC
Mid-Cap Growth Portfolio.................  Columbus Circle Investors
Small-Cap Value Portfolio................  EARNEST Partners, LLC
                                           Mesirow Financial Management, Inc.
Special Equity Portfolio.................  EARNEST Partners, LLC
                                           INVESCO Institutional (N.A.), Inc.
                                           Mazama Capital Management, Inc.
                                           RS Investment Management Co. LLC
                                           Wellington Management Company, LLP
Small-Cap Growth Portfolio...............  Perimeter Capital Partners, LLC
International Equity Portfolio...........  LSV Asset Management
                                           Wellington Management Company, LLP

INVESTMENT OBJECTIVES, POLICIES AND ASSOCIATED RISK FACTORS
                                                           INVESTMENT OBJECTIVES

The investment objective of each Fund is described in the Prospectus for that Fund. There can, of course, be no assurance that a Fund will achieve its investment objective.
                                                             INVESTMENT POLICIES

The following supplements the discussion of the various investment strategies and techniques employed by the Funds as set forth in the Prospectuses.

The Stock Index Funds, while not prohibited from investing in the various types of securities described below or utilizing the investment techniques described below, will invest primarily in the stocks that make up the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"), money market and other short-term instruments and S&P 500 Index futures.

BANK OBLIGATIONS

Bank obligations include certificates of deposit, time deposits (including Eurodollar time deposits) and bankers' acceptances and other short-term debt obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. The Funds have established certain minimum credit quality standards for bank obligations in which they invest.

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic banks, among other things, generally are required to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower, and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

Obligations of foreign branches and subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as certificates of deposit and time deposits, may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to risks that are different from or are in addition to those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to: (a) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

U.S. GOVERNMENT AND AGENCY SECURITIES

U.S. Treasury obligations include bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of these obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities (STRIPS). STRIPS are sold as zero coupon securities. These securities are usually structured with two classes that receive different portions of the interest and principal payments from the underlying obligation. The yield to maturity on the interest-only class is extremely sensitive to the rate of principal payments on the underlying obligation. The market value of the principal-only class generally is unusually volatile in response to changes in interest rates. See "Zero Coupon Securities" below for more information.

U.S. Treasury securities differ only in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.

Certain Federal agencies such as the Government National Mortgage Association
(GNMA) have been established as instrumentalities of the U.S. government to supervise and finance certain types of activities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. Government has historically provided financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

COLLATERALIZED MORTGAGE OBLIGATIONS

A Fund may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities (such collateral referred to collectively as "Mortgage Assets"). Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities.

Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security).

A Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

MORTGAGE-BACKED SECURITIES

A Fund may invest in mortgage-backed securities. Mortgage-backed securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage-backed securities are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to a Fund may be different than the quoted yield on the securities. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as that of other fixed-income securities. In the event of an increase in interest rates which results in a decline in mortgage prepayments, the anticipated maturity of mortgage-backed securities held by a Fund may increase, effectively changing a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. Government (such as the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation, (FHLMC) which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-backed securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage-backed securities may be supported by various forms of insurance or guarantees.

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage-backed securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage-backed securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration ("FHA") insured or Veterans Administration ("VA") guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

FHLMC is also a government-sponsored corporation owned by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) for FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may also buy mortgage-related securities without insurance or guarantees.

ASSET-BACKED SECURITIES

Asset-backed securities are generally issued as pass through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, which are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. The pool of assets generally represents the obligations of a number of different parties. Asset-backed securities frequently carry credit protection in the form of extra collateral, subordinated certificates, cash reserve accounts, letters of credit or other enhancements. For example, payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution unaffiliated with the entities issuing the securities. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements. Other types of asset-backed securities include those that represent interest in pools of corporate bonds (such as collateralized bond obligations or CBOs), bank loans (such as collateralized loan obligations or CLOs) and other debt obligations (such as collateralized debt obligations or CDOs).

Asset-backed security values may also be affected by factors such as changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originators of the underlying loans or receivables, or the entities providing credit enhancement, if any. If a letter of credit or other form of credit enhancement is exhausted or otherwise unavailable, holders of asset-backed securities may experience delays in payments or losses if the full amounts due on underlying assets are not realized. Asset-backed securities may also present certain additional risks related to the particular type of collateral. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Asset-backed securities are also subject to prepayment risk.

COMMERCIAL PAPER

Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under an agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

The Funds may purchase three types of commercial paper, as classified by exemption from registration under the Securities Act of 1933, as amended (the "1933 Act"). The three types include open market, privately placed, and letter of credit commercial paper. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers or directly through the issuers. Individual investor participation in the commercial paper market is very limited.

     OPEN MARKET. "Open market" commercial paper refers to the commercial paper of any industrial, commercial, or financial institution which is openly traded, including directly issued paper. "Open market" paper's 1933 Act exemption is under Section 3(a)(3) which limits the use of proceeds to current transactions, limits maturities to 270 days and requires that the paper contain no provision for automatic rollovers.

     PRIVATELY PLACED. "Privately placed" commercial paper relies on the exemption from registration provided by Section 4(2), which exempts transactions by an issuer not involving any public offering. The commercial paper may only be offered to a limited number of accredited investors. "Privately placed" commercial paper has no maturity restriction.

     LETTER OF CREDIT. "Letter of credit" commercial paper is exempt from registration under Section 3(a)(2) of the 1933 Act. It is backed by an irrevocable or unconditional commitment by a bank to provide funds for repayment of the notes. "Letter of credit" paper has no limitations on purchasers.

VARIABLE RATE AND FLOATING RATE SECURITIES

The Funds may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals. The interest rate on these securities may be reset daily, weekly, quarterly, or some other reset period and may have a floor or ceiling on interest rate charges. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. Frequently, such obligations are backed by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Fund may invest in obligations which are not so rated only if the Fund's Subadviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. The applicable Subadviser, on behalf of a Fund, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations held by the Fund. The Funds will not invest more than 15% (10% in the case of the Money Market Funds) of the value of their net assets in floating or variable rate demand obligations as to which they cannot exercise the demand feature on not more than seven days' notice if there is no secondary market available for these obligations, and in other securities that are not readily marketable. See "Illiquid Securities" below.

PARTICIPATION INTERESTS

A Fund may purchase from financial institutions participation interests in securities in which such Fund may invest. A participation interest gives a Fund an undivided interest in the security in the proportion that the Fund's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, the Fund's Subadviser must have determined that the instrument is of comparable quality to those instruments in which a Fund may invest. For certain participation interests, a Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interest in the security, plus accrued interest. As to these instruments, a Fund intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio. A Fund will not invest more than 15% (10% in the case of each Money Market Fund) of its net assets in participation interests that do not have this demand feature, and in other securities that are not readily marketable. See "Illiquid Securities" below.

ILLIQUID SECURITIES

Each Fund may invest up to 15% (10% for each Money Market Fund) of its net assets in illiquid securities, including restricted securities that are illiquid.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. The absence of a trading market can make it difficult to ascertain a market value for these investments. In addition, limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them which, if possible at all, would result in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

Rule 144A under the 1933 Act allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.

The applicable Subadviser will monitor the liquidity of Rule 144A securities for each Fund under the supervision of the applicable Portfolio Trust's or Trust's Board of Trustees. In reaching liquidity decisions, the Subadviser will consider, among other things, the following factors: (a) the frequency of trades and quotes for the security, (b) the number of dealers and other potential purchasers wishing to purchase or sell the security, (c) dealer undertakings to make a market in the security and (d) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

The liquidity of Rule 144A securities could be impaired if qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities.

UNSECURED PROMISSORY NOTES

A Fund also may purchase unsecured promissory notes ("Notes") which are not readily marketable and have not been registered under the 1933 Act, provided such investments are consistent with the Fund's investment objective. The Notes purchased by the Fund will have remaining maturities of 13 months or less. The Fund will invest no more than 15% (10% in the case of each Money Market Fund) of its net assets in such Notes and in other securities that are not readily marketable (which securities would include floating and variable rate demand obligations as to which the Fund cannot exercise the demand feature described above and as to which there is no secondary market). See "Illiquid Securities" above.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS

Repurchase agreements are agreements by which a person purchases a security and simultaneously commits to resell that security to the seller (which is usually a member bank of the Federal Reserve System or a member firm of the New York Stock Exchange (or a subsidiary thereof)) at an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed-upon price, which obligation is in effect secured by the value of the underlying security, usually U.S. Government or government agency issues. Under the Investment Company Act of 1940, as amended (the "1940 Act"), repurchase agreements may be considered to be loans by the buyer. A Fund's risk is limited to the ability of the seller to pay the agreed upon amount on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay although a Fund may incur certain costs in liquidating this collateral and in certain cases may not be permitted to liquidate this collateral. All repurchase agreements entered into by the Funds are fully collateralized, with such collateral being marked to market daily.

The Funds may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, but not for leverage. One means of borrowing is by agreeing to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). At the time a Fund enters into a reverse repurchase agreement it will place in a segregated custodial account cash or liquid securities having a value equal to the repurchase price, including accrued interest. The segregation of assets could impair the Fund's ability to meet its current obligations or impede investment management if a large portion of the Fund's assets are involved. Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities.

The Funds may, together with other registered investment companies managed by the Funds' Subadvisers or their affiliates, transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements, including tri-party subcustody repurchase arrangements.

FOREIGN SECURITIES -- ALL FUNDS

The Funds may invest their assets in securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, brokerage or other taxation, limitation on the removal of funds or other assets of a Fund, political or financial instability or diplomatic and other developments which would affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States.

It is anticipated that in most cases the best available market for foreign securities would be on exchanges or in over-the-counter markets located outside the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable United States companies. Foreign security trading practices, including those involving securities settlement where a Fund's assets may be released prior to receipt of payment, may expose a Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the United States and may be non-negotiable. In general, there is less overall governmental supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States.

MONEY MARKET FUNDS

Each Money Market Fund may invest in the following foreign securities: (a) U.S. dollar-denominated obligations of foreign branches and subsidiaries of domestic banks and foreign banks (such as Eurodollar CDs, which are U.S. dollar-denominated CDs issued by branches of foreign and domestic banks located outside the United States; Eurodollar TDs ("ETDs"), which are U.S. dollar-denominated deposits in a foreign branch of a foreign or domestic bank; and Canadian TDs, which are essentially the same as ETDs except they are issued by branches of major Canadian banks); (b) high quality, U.S. dollar-denominated short-term bonds and notes (including variable amount master demand notes) issued by foreign corporations (including Canadian commercial paper, which is commercial paper issued by a Canadian corporation or a Canadian subsidiary of a U.S. corporation, and Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer); and (c) U.S. dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Fund's Subadviser to be of comparable quality to the other obligations in which the Money Market Fund may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World
Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

FUNDS OTHER THAN THE MONEY MARKET FUNDS

Not more than 5% of a Fund's assets may be invested in closed-end investment companies which primarily hold foreign securities. Investments in such companies entail the risk that the market value of such investments may be substantially less than their net asset value and that there would be duplication of investment management and other fees and expenses.

American Depository Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other forms of depositary receipts for securities of foreign issuers provide an alternative method for a Fund to make foreign investments. These securities are not denominated in the same currency as the securities into which they may be converted and fluctuate in value based on the underlying security. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts evidencing a similar arrangement.

The Funds may invest in foreign securities that impose restrictions on transfer within the United States or to United States persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Forward currency exchange contracts may be entered into for each Fund for the purchase or sale of foreign currency to hedge against adverse rate changes or otherwise to achieve the Fund's investment objectives. A currency exchange contract allows a definite price in dollars to be fixed for securities of foreign issuers that have been purchased or sold (but not settled) for the Fund.

Because some Funds may buy and sell securities denominated in currencies other than the U.S. dollar and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Funds from time to time may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Funds either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or use forward contracts to purchase or sell foreign currencies.

A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are effected in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. A Fund maintains with its custodian a segregated account of high grade liquid assets in an amount at least equal to its obligations under each forward foreign currency exchange contract. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

The Funds may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position.

Each Fund may also enter into proxy hedges and cross hedges. In a proxy hedge, which generally is less costly than a direct hedge, a Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times. A Fund may enter into a cross hedge if a particular currency is expected to decrease against another currency. The Fund would sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount equal to some or all of the Fund's holdings denominated in the currency sold.

Entering into exchange contracts may result in the loss of all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. In addition, entering into such contracts means incurring certain transaction costs and bearing the risk of incurring losses if rates do not move in the direction anticipated.

The Funds (other than the International Equity Fund) will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, the Funds may do so when their Subadvisers determine that the transactions would be in a Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event a Fund's ability to utilize forward contracts for the Fund may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts. The use of foreign currency forward contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Fund's foreign currency denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

Even if a hedge is generally successful, the matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit a Fund's ability to use such contracts to hedge or cross-hedge its assets. Also, with regard to a Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

GUARANTEED INVESTMENT CONTRACTS

The Funds may invest in guaranteed investment contracts ("GICs") issued by insurance companies. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund guaranteed interest. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. Because a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment and, together with other instruments in a Fund which are not readily marketable, will not exceed 15% (10% in the case of each Money Market
Fund) of the Fund's net assets. The term of a GIC will be 13 months or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of the guaranteed interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

WHEN-ISSUED SECURITIES

Forward commitments or purchases of securities on a when-issued basis are transactions where the price of the securities is fixed at the time of commitment and the delivery and payment ordinarily takes place beyond customary settlement time. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the buyer before settlement. The securities are subject to market fluctuation due to changes in market interest rates; the securities are also subject to fluctuation in value pending settlement based upon public perception of the creditworthiness of the issuer of these securities.

It is expected that, under normal circumstances, the Funds would take delivery of such securities. When a Fund commits to purchase a security on a "when-issued" or on a "forward delivery" basis, the Fund establishes procedures consistent with the relevant policies of the SEC. Since those policies currently require that an amount of a Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Funds expect always to have cash or liquid securities sufficient to cover any commitments or to limit any potential risk. However, although the Funds do not intend to make such purchases for speculative purposes and intend to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, a Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if a Fund determines it is advisable as a matter of investment strategy to sell the "when-issued" or "forward delivery" securities, the Fund would be required to meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or less than the Fund's payment obligation).

ZERO COUPON OBLIGATIONS

A zero coupon security pays no interest or principal to its holder during its life. A zero coupon security is sold at a discount, frequently substantial, and redeemed at face value at its maturity date. The market prices of zero coupon securities are generally more volatile than the market prices of securities of similar maturity that pay interest periodically, and zero coupon securities are likely to react more to interest rate changes than non-zero coupon securities with similar maturity and credit qualities.

A Fund may acquire zero coupon obligations when consistent with its investment objective and policies. Since interest income is accrued throughout the term of the zero coupon obligation but is not actually received until maturity, a Fund may have to sell other securities to pay dividends based on such accrued income prior to maturity of the zero coupon obligation.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS AND FOREIGN CURRENCIES -- FUNDS OTHER THAN THE MONEY MARKET FUNDS

Futures Contracts. A Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices including any index of U.S. or foreign stocks, U.S. Government securities, foreign government securities or corporate debt securities. U.S. futures contracts have been designed by exchanges which have been designated "contract markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. A Fund may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. A Fund may also enter into futures contracts which are based on bonds issued by entities other than the U.S. Government.

Purchases or sales of stock index futures contracts may be used to attempt to protect a Fund's current or intended stock investments from broad fluctuations in stock prices. For example, the Fund may sell stock index futures contracts in anticipation of or during a decline in the market value of the Fund's securities. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

Although futures contracts by their terms may call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Fund will incur brokerage fees when it purchases or sells futures contracts.

The purpose of the acquisition or sale of a futures contract, in the case of a Fund which holds or intends to acquire fixed-income securities, is to attempt to protect the Fund from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase, a Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt security in a Fund would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is generally more liquid than the cash market, the use of futures contracts as an investment technique allows a Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market.

When a Fund enters into futures contracts, the Fund will establish a segregated account to cover the Fund's obligations with respect to such futures contracts. The assets in the account will consist of cash, offsetting derivatives or liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate or other trends by the applicable Subadviser may still not result in a successful transaction.

In addition, futures contracts entail risks. Although the Subadvisers believe that use of such contracts will benefit the Funds, if the Subadvisers' investment judgment about the general direction of interest rates is incorrect, a Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if a Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held by it and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell debt securities to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts. The Funds may purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. As with the purchase of futures contracts, when a Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

The amount of risk a Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. In the case of a call option written by the Fund, the loss is potentially unlimited. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.


The Funds are not regulated as "commodity pools" for purposes of the Commodity Exchange Act, regulations and related positions of the CFTC.


Options on Foreign Currencies. A Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, may be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, a Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

A Fund may write options on foreign currencies for the same types of hedging purposes. For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

Losses from the writing of call options are potentially unlimited. Accordingly, the Funds intend that any call options on foreign currencies that they write (other than for cross-hedging purposes as described below) will be covered. A call option written on a foreign currency by a Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of another foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and liquid securities in a segregated account with its custodian.

The Funds may also write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with its custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

Additional Risks of Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies. Unlike transactions entered into by a Fund in futures contracts, forward contracts and options on foreign currencies are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. A Fund's ability to terminate over-the-counter options will be more limited than with exchange-traded options. It is also possible that broker-dealers participating in over-the-counter options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, each Fund will treat purchased over-the-counter options and assets used to cover written over-the-counter options as illiquid securities. With respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (a) other complex foreign political and economic factors, (b) lesser availability than in the United States of data on which to make trading decisions, (c) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (d) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (e) lesser trading volume.

The successful use of futures contracts, options on futures contracts and options on foreign currencies draws upon the applicable Subadviser's skill and experience with respect to such instruments. Should stock prices, interest or exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or foreign currencies or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts or foreign currencies and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

OPTIONS ON SECURITIES -- FUNDS OTHER THAN THE MONEY MARKET FUNDS

The Funds may write (sell) covered call and put options to a limited extent on their portfolio securities ("covered options"). However, a Fund may forego the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Fund.

When a Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which a Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered call option, a Fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

When a Fund writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Fund at the specified exercise price at any time during the option period. If the option expires unexercised, the Fund will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which a Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, a Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. A Fund will not write a call or a put option unless it owns either (1) an offsetting ("covering") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate cash or liquid assets in the prescribed amount as determined daily.

A Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." Where a Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When a Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received.

A Fund may purchase call and put options on any securities in which it may invest. A Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. A Fund would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

A Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell a security, which may or may not be held in the Fund's portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Fund's portfolio securities. Put options also may be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which the Fund does not own. A Fund would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

The Funds may engage in over-the-counter options transactions with broker-dealers who make markets in these options. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Funds will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The applicable Subadviser will monitor the creditworthiness of dealers with whom a Fund enters into such options transactions under the general supervision of Diversified and the applicable Board of Trustees.

OPTIONS ON SECURITIES INDICES -- FUNDS OTHER THAN THE MONEY MARKET FUNDS

In addition to options on securities, the Funds may also purchase and write
(sell) call and put options on securities indices. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Such options will be used for the purposes described above under "Options on Securities."

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Funds generally will only purchase or write such an option if the applicable Subadviser believes the option can be closed out.

Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. A Fund will not purchase such options unless the applicable Subadviser believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in the Funds' securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, a Fund may be forced to liquidate portfolio securities to meet settlement obligations.

SWAP AGREEMENTS -- FUNDS OTHER THAN THE MONEY MARKET FUNDS

A Fund may enter into interest rate, index, equity, currency exchange rate, total return and credit default swap agreements, for hedging and non-hedging purposes. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Fund than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Credit default swaps are a type of swap agreement in which the protection "buyer" is generally obligated to pay the protection "seller" an upfront and/or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment and/or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Credit default swap agreements involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness.

A Fund may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of underlying assets, which may include a specified security, basket of securities, defined portfolios of bonds, loans and mortgages, or securities indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. Total return swap agreements may effectively add leverage to the Fund's portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swaps are a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually LIBOR, is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed between two parties. Typically no notional amounts are exchanged with total return swaps. Total return swap agreements entail the risk that a party will default on its payment obligations to the Fund thereunder. Swap agreements also entail the risk that the Fund will not be able to meet its obligation to the counterparty. Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

Most swap agreements entered into by the Fund calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net present value of amounts to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of assets determined to be liquid by the Subadviser.

Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Subadviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

OTHER INVESTMENT COMPANIES

Each of the Funds may acquire securities of other investment companies, subject to the limitations of the 1940 Act. Each of the Diversified Investors Money Market, Bond, Balanced and Stock Funds and each of the Diversified Institutional Money Market, Bond, Balanced and Stock Funds seeks its investment objective by investing all of its assets in an underlying Portfolio having the same investment objectives and policies as the applicable Diversified Investors Fund and Diversified Institutional Fund. In addition, each Portfolio may acquire securities of other investment companies, subject to the limitations of the 1940 Act. Except as otherwise permitted by the 1940 Act, the regulations thereunder, and the Portfolio's investment restrictions, no Portfolio may purchase securities of another investment company if, immediately after such purchase:
(a) the Portfolio would own more than 3% of the voting securities of such company, (b) the Portfolio would have more than 5% of its total assets invested in the securities of such company, or (c) the Portfolio would have more than 10% of its total assets invested in the securities of all such investment companies. In addition, except as otherwise permitted by applicable law, a Portfolio may not purchase securities issued by a closed-end investment company if, immediately after such purchase, the Portfolio and any other Portfolios together own more than 10% of the voting securities of such closed-end fund. Should a Portfolio purchase securities of other investment companies, shareholders may incur additional management, advisory, and distribution fees.

Securities of other investment companies that may be purchased by the Portfolios include exchange-traded funds ("ETFs"). ETFs are typically structured as investment companies whose securities are traded over an exchange at their market price. ETFs generally represent a portfolio of securities designed to track a particular market index or other group of securities. A Portfolio may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market pending the purchase of individual securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although the potential lack of liquidity of an ETF could result in it being more volatile. There is also a risk that the general level of securities prices may decline, thereby adversely affecting the value of ETFs invested in by a Portfolio. Moreover, a Portfolio's investments in ETFs may not exactly match the performance of a direct investment in the respective indices or portfolios of securities to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Additionally, ETFs have management fees which increase their costs.

SHORT SALES "AGAINST THE BOX" -- FUNDS OTHER THAN THE MONEY MARKET FUNDS

In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. A Fund may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box".

In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Fund engages in a short sale, the collateral for the short position will be maintained by its custodian or qualified sub-custodian. While the short sale is open, a Fund maintains in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Fund's long position.

The Funds will not engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security (or a security convertible or exchangeable for such security). In such case, any future losses in a Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced depends upon the amount of the security sold short relative to the amount a Fund owns. There are certain additional transaction costs associated with short sales against the box, but the Funds endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

As a nonfundamental operating policy, it is not expected that more than 40% of a Fund's total assets would be involved in short sales against the box.

REAL ESTATE INVESTMENT TRUSTS

Real Estate Investment Trusts ("REITs") pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income and a regulatory requirement that it distribute to its shareholders or unitholders as least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily through rents and capital gains from appreciation realized through property sales. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Mortgage REITs are sensitive to the credit quality of the underlying borrowers and also to the risk that they may be unable to invest at attractive interest rates if the mortgages in which they invest are prepaid. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. The value of REITs may be affected by management skill, cash flow and tax and regulatory requirements. REITs are also subject to risks generally associated with investments in real estate. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

DOLLAR ROLLS AND TBA SECURITIES

Each Portfolio may enter into dollar roll transactions and purchase To Be Announced Securities ("TBAS"). Dollar rolls are transactions where a Portfolio sells securities (usually mortgage-backed securities) with a commitment to buy similar, but not identical, securities on a future date at a lower price. TBAS are a type of delayed delivery transaction where the seller agrees to issue a security at a future date. The seller does not specify the particular securities to be delivered. Instead, the Portfolio agrees to accept any security that meets specified terms.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) if cash, U.S. Government securities or other high quality debt obligations equal to at least 100% of the current market value of the securities loaned (including accrued interest thereon) plus the interest payable to the Fund with respect to the loan is maintained with the Fund. In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Fund's Adviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer or financial institution. Any loans of portfolio securities are fully collateralized based on values that are marked to market daily. No Fund enters into any portfolio security lending arrangements having a duration longer than one year. Any securities that a Fund receives as collateral do not become part of its portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earned income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. In the event of the bankruptcy of the other party to a securities loan, the Fund could experience delays in recovering either the securities lent or cash. To the extent that, in the meantime, the value of the securities lent has increased or the value of the securities purchased has decreased, a Fund could experience a loss. No Fund will lend securities having a value that exceeds one-third of the current value of its total assets. Loans of securities by a Fund are subject to termination at the Fund's or the borrower's option. A Fund may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker.

LOANS AND OTHER DIRECT INDEBTEDNESS

A Fund may purchase loans and other direct indebtedness, although the Stock Funds currently do not intend to make such investments. In purchasing a loan, a Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, governmental or other borrower. Loans may be secured or unsecured. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation.

These loans typically are made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. The loans typically are made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting for itself and for others in the syndicate interest, principal and other amounts due, and for enforcing its and their other rights against the borrower. A Fund's investment in loans may be structured as a novation, pursuant to which the Fund would assume all of the rights of the lending institution in a loan, or alternatively, as an assignment, pursuant to which the Fund would purchase an assignment of a portion of a lender's interest in a loan either directly from the lender or through an intermediary. A Fund may also purchase trade or other claims against companies, which generally represent money owned by the company to a supplier of goods or services.

Certain of the loans and the other direct indebtedness acquired by a Fund may involve revolving credit facilities or other standby financing commitments which obligate the Fund to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other liquid securities in an amount sufficient to meet such commitments.

A Fund's ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other direct indebtedness which the Fund will purchase, a Fund's Subadviser will rely upon its own (and not the original lending institution's) credit analysis of the borrower. A Fund may purchase interests in loans where the borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Some loans may be in default at time of purchase. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions.

As a Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund's rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. In such cases, a Fund may evaluate as well the creditworthiness of the lending institution and may treat both the borrower and the lending institution as an "issuer" of the loan for purposes of compliance with applicable law pertaining to the diversification of the Fund's portfolio investments.

Interests in loans or other direct indebtedness are generally illiquid, and there is a limited trading market in these investments. The limited trading market can make it difficult to ascertain a market value for these investments.

TEMPORARY DEFENSIVE POSITIONS

Each Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, political or other conditions. When doing so, the Fund may invest without limit in high quality money market and other short-term instruments, and may not be pursuing its investment goal. These investments may result in a lower yield than would be available from investments with a lower quality or longer term.

CERTAIN OTHER OBLIGATIONS

Each Fund may invest in instruments other than those listed previously, provided such investments are consistent with the Fund's investment objective, policies and restrictions.

RATING SERVICES

The ratings of rating services represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Subadvisers also make their own evaluations of these securities. After purchase by a Fund, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event would require a Fund to dispose of the obligation, but the applicable Subadviser will consider such an event in its determination of whether the Fund should continue to hold the obligation. A description of the ratings used herein and in the Prospectuses is set forth in Appendix A.

Except as stated otherwise, all investment policies and restrictions described herein are nonfundamental, and may be changed without prior shareholder approval.

                                                         INVESTMENT RESTRICTIONS

The "fundamental policies" of each Fund and each Portfolio may not be changed with respect to the Fund or the Portfolio without the approval of a "majority of the outstanding voting securities" of the Fund or the Portfolio, as the case may be. "Majority of the outstanding voting securities" under the 1940 Act and as used in this Statement of Additional Information and each Prospectus means, with respect to a Fund (or a Portfolio), the lesser of (i) 67% or more of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio) are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio).

Whenever a Money Market, Bond, Balanced or Stock Fund is requested to vote on a fundamental policy of a Portfolio, the Fund (except in limited circumstances as permitted by applicable rules and regulations) will either hold a meeting of its shareholders and cast its vote as instructed by shareholders, or otherwise vote in accordance with applicable law. Whenever a Strategic Allocation Fund is requested to vote on a fundamental policy of an underlying Fund, the Strategic Allocation Fund will vote its shares in proportion to the vote of all shares of the underlying Fund.

If a percentage or a rating restriction on investment or utilization of assets is adhered to at the time an investment is made or assets are so utilized, a later change in such percentage resulting from changes in a Fund's or Portfolio's total assets or the value of a Fund's or Portfolio's securities, or a later change in the rating of a portfolio security, will not be considered a violation of the relevant policy.

DIVERSIFIED INVESTORS MONEY MARKET, BOND, BALANCED AND STOCK FUNDS AND PORTFOLIOS (OTHER THAN THE STOCK INDEX FUND AND THE S&P 500 INDEX MASTER PORTFOLIO)

Fundamental Policies. As a matter of fundamental policy, no Money Market, Bond, Balanced or Stock Portfolio (or Diversified Investors Money Market, Bond, Balanced or Stock Fund, except for the Stock Index Fund and the S&P 500 Index Master Portfolio) may (except that no investment restriction of a Fund shall prevent a Fund from investing all of its assets in an open-end investment company with substantially the same investment objective as that Fund):

     (1) Borrow money or mortgage or hypothecate assets of the Portfolio (Fund), except that in an amount not to exceed 1/3 of the current value of the Portfolio's (Fund's) assets (including such borrowing) less liabilities (not including such borrowing), it may borrow money and enter into reverse repurchase agreements, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute.

     (2) Underwrite securities issued by other persons except insofar as the Portfolio Trusts or the Portfolio (the Trust or the Fund) may technically be deemed an underwriter under the 1933 Act in selling a portfolio security.

     (3) Make loans to other persons except (a) through the lending of the Portfolio's (Fund's) portfolio securities and provided that any such loans not exceed 30% of the Portfolio's (Fund's) total assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations or (c) by purchasing debt securities of types distributed publicly or privately.

     (4) Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (the Portfolio Trust (Trust) may hold and sell, for the Portfolio's (Fund's) portfolio, real estate acquired as a result of the Portfolio's (Fund's) ownership of securities).

     (5) Concentrate its investments in any particular industry (excluding U.S. Government securities), but if it is deemed appropriate for the achievement of the Portfolio's (Fund's) investment objective(s), up to 25% of its total assets may be invested in any one industry (except that the Money Market Portfolio (Money Market Fund) reserves the freedom of action to concentrate 25% or more of its assets in obligations of domestic branches of domestic banks).

     (6) Issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

For purposes of restriction (1) above, arrangements with respect to securities lending are not treated as borrowing.

DIVERSIFIED INSTITUTIONAL MONEY MARKET, BOND, BALANCED AND STOCK FUNDS

Fundamental Policies. As a matter of fundamental policy, no Diversified Institutional Money Market, Bond, Balanced or Stock Fund may (except that no investment restriction of a Fund shall prevent a Fund from investing all or any portion of its assets in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations and any orders obtained thereunder):

     (1) Borrow money; except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.

     (2) Underwrite securities issued by other persons except insofar as the Diversified Institutional Trust or the Fund may technically be deemed an underwriter under the 1933 Act in selling a portfolio security.

     (3) Make loans to other persons except (a) through the lending of the Fund's portfolio securities and provided that any such loans not exceed 30% of the Fund's total assets (taken at market value), (b) through the use of repurchase agreements, fixed time deposits, or the purchase of short-term obligations or (c) by purchasing debt securities of types distributed privately to financial institutions. The purchase of short-term commercial paper or a portion of an issue of debt securities which is part of an issue to the public shall not be considered the making of a loan.

     (4) Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (the Diversified Institutional Trust may hold and sell, for the Fund's portfolio, real estate acquired as a result of the Fund's ownership of securities).

     (5) Concentrate its investments in any particular industry (excluding U.S. Government securities), but if it is deemed appropriate for the achievement of the Fund's investment objective(s), up to 25% of its total assets may be invested in any one industry, except that positions in futures contacts shall not be subject to this restriction, (except that the Money Market Fund reserves the freedom of action to concentrate 25% or more of its assets in obligations of domestic branches of domestic banks) and except that this restriction shall not apply with respect to the Stock Index Fund to any industry in which the S&P 500 Index (or any other index which the Fund selects to track its performance) becomes concentrated to the extent that the Stock Index Fund likewise becomes concentrated.

     (6) Issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.

For purposes of restriction (1) above, arrangements with respect to securities lending are not treated as borrowing.

DIVERSIFIED INVESTORS STOCK INDEX FUND

As a matter of fundamental policy, the Diversified Investors Stock Index Fund may not (except that no investment restriction of the Fund shall prevent the Fund from investing all of its assets in an open-end investment company with the same or a similar investment objective as the Fund):

     (1) Borrow money, except that as a temporary measure for extraordinary or emergency purposes it may borrow in an amount not to exceed 1/3 of the current value of its net assets, including the amount borrowed, or purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund taken at market value. It is intended that the Fund would borrow money only from banks and only to accommodate requests for the repurchase of shares of the Fund while effecting an orderly liquidation of portfolio securities.

     (2) Underwrite securities issued by other persons except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act in selling a security.

     (3) Make loans to other persons except (a) through the lending of its portfolio securities and provided that any such loan not exceed 30% of the Fund's total assets (taken at market value), (b) through the use of repurchase agreements or fixed time deposits or the purchase of short-term obligations or (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions. The purchase of short-term commercial paper or a portion of an issue of debt securities which is part of an issue to the public shall not be considered the making of a loan.

     (4) Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the foregoing shall not be deemed to preclude the Fund from purchasing or selling futures contracts or options thereon, and the Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by the
     Fund).

     (5) Concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry, except that positions in futures contracts shall not be subject to this restriction and except that this restriction shall not apply to any industry in which the S&P 500 Index (or any other index which the Fund selects to track its performance) becomes concentrated to the extent the Fund likewise becomes concentrated.

     (6) Issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.

Non-Fundamental Policies. Each Fund (other than the Stock Index Funds) will not, as a matter of operating policy, acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. This policy does not prevent a Fund from investing in securities of registered open-end investment companies or registered unit investment trusts in reliance on any other provision of applicable law or regulation.

Each Portfolio will not, as a matter of operating policy, acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

These policies may be changed by the Board of Trustees of Diversified Investors Portfolios or the Diversified Investors Trust.

STRATEGIC ALLOCATION FUNDS

Fundamental Policies. As a matter of fundamental policy, each Strategic Allocation Fund may not:

     (1) borrow money, except each Fund (other than the Institutional Strategic Allocation Funds) may borrow as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 30% of its total assets valued at market. No Institutional Strategic Allocation Fund may borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. Each Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely investment liquidations;

     (2) make loans, although the underlying Portfolios may purchase money market securities and enter into repurchase agreements;

     (3) purchase securities on margin;

     (4) mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Funds as security for indebtedness except as may be necessary in connection with permissible borrowings, in which event such mortgaging, pledging, or hypothecating may not exceed 30% of each Fund's total assets, valued at market;

     (5) purchase or sell real estate;

     (6) issue senior securities (except permitted borrowings);

     (7) effect short sales of securities; or

     (8) underwrite securities issued by other persons, except to the extent the Funds may be deemed to be underwriters within the meaning of the Securities Act of 1933 in connection with the purchase and sale of their portfolio securities in the ordinary course of pursuing their investment programs.

In addition, as a matter of fundamental policy, each Strategic Allocation Fund may engage in futures and options transactions through investments in the underlying Funds.

Non-Fundamental Policies. Because of its investment objectives and policies, each Strategic Allocation Fund will concentrate more than 25% of its assets in the mutual fund industry. In accordance with the Strategic Allocation Funds' investment programs set forth in the Prospectus, each Strategic Allocation Fund may invest more than 25% of its assets in certain of the Money Market, Bond and Stock Funds. However, each of the Funds in which each Strategic Allocation Fund will invest will not concentrate more than 25% of its total assets in any one industry (except that the Money Market Fund (through the Money Market Portfolio) reserves the right to concentrate 25% or more of its assets in obligations of domestic branches of domestic banks).

S&P 500 INDEX MASTER PORTFOLIO

As a matter of fundamental policy, the S&P 500 Index Master Portfolio may not:

     (1) Purchase the securities of any single issuer if, as a result, with respect to 75% of the Portfolio's total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Portfolio's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit the Portfolio's cash or cash items, investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies.

     (2) Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

     (3) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

     (4) Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.

     (5) Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

     (6) Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Portfolio's investment program may be deemed to be an underwriting; and provided further, that the purchase by the Portfolio of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Portfolio shall not constitute an underwriting for purposes of this paragraph.

     (7) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Portfolio's investments in that industry would equal or exceed 25% of the current value of the Portfolio's total assets, provided that this restriction does not limit the Portfolio's: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. Government securities, and provided further that the Portfolio reserves the right to concentrate in any industry in which the index that the Portfolio tracks becomes concentrated to approximately the same degree during the same period.

     (8) Purchase securities on margin, but the Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those related to indexes, and options on futures contracts or indexes.

Non-fundamental Policies. The S&P 500 Index Master Portfolio is subject to the following investment restrictions, all of which are non-fundamental:

     (1) The Portfolio may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that the Portfolio, if it has knowledge that its beneficial interests are purchased by another investment company investor pursuant to

     Section 12(d)(1)(G) of the 1940 Act, will not acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. Other investment companies in which the Portfolio invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Portfolio.

     (2) The Portfolio may not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale,
     (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) The Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Portfolio's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Portfolio will not enter into any portfolio security lending arrangement having a duration of longer than one year.

     (4) The Portfolio may not purchase interests, leases, or limited partnerships interests in oil, gas, or other mineral exploration or development programs.

The non-fundamental policies (1) through (4) may be changed by the Board of Trustees of the Master Investment Portfolio at any time.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Except as may be required to ensure satisfaction of certain tests applicable to regulated investment companies under the Code, portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of portfolio turnover is not a limiting factor when changes are appropriate. Portfolio trading is engaged in for a Fund if the applicable Subadviser believes that a transaction net of costs (including custodian charges) will help achieve the Fund's investment objective.

A Fund's purchases and sales of securities may be principal transactions, that is, securities may be purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases and, therefore, the Funds do not anticipate paying brokerage commissions in such transactions. BGFA may from time to time execute trades on behalf of and for the account of the Master Portfolio with brokers or dealers that are affiliated with BGFA.

BROKERAGE TRANSACTIONS. Each Fund's advisers may use brokers or dealers for Fund transactions who also provide brokerage and research services to the Fund or other accounts over which the advisers exercise investment discretion. A Fund, with the exception of the S&P 500 Index Master Portfolio, may "pay up" for brokerage services, meaning that it is authorized to pay a broker or dealer who provides these brokerage and research services a commission for executing a portfolio transaction which is higher than the commission than may otherwise have been charged. However, a Fund will "pay up" only if the applicable adviser determines in good faith that the higher commission is reasonable in relation to the brokerage and research services provided, viewed in terms of either the particular transaction or all of the accounts over which the adviser exercises investment discretion.

Investment decisions for a Fund will be made independently from those for any other account or investment company that is or may in the future become managed by the Fund's Subadviser or its affiliates. If, however, the Fund and other investment companies or accounts managed by the Subadviser are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for the Fund and for other investment companies managed by the Subadvisers occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

The following Portfolios paid the aggregate brokerage commissions indicated for the fiscal years noted below:

INFLATION-PROTECTED SECURITIES PORTFOLIO:

        During the year ended December 31, 2004, the Inflation-Protected Securities Portfolio paid $625 in brokerage commissions to Stephens Inc., an affiliate of the Portfolio's subadviser.


CORE BOND PORTFOLIO



        Fiscal year ended December 31, 2006: $5,793


TOTAL RETURN BOND PORTFOLIO

        Fiscal year ended December 31, 2005: $1,595

        Fiscal year ended December 31, 2006: $4,690



HIGH YIELD BOND PORTFOLIO



        Fiscal year ended December 31, 2006: $12,476


BALANCED PORTFOLIO

        Fiscal year ended December 31, 2004: $606,428
        Fiscal year ended December 31, 2005: $107,782

        Fiscal year ended December 31, 2006: $65,580


        During the year ended December 31, 2005, the Balanced Portfolio paid $1,690 in brokerage commissions to Goldman Sachs & Company, an affiliate of Goldman Sachs Asset Management, L.P.


S&P 500 MASTER PORTFOLIO



        Fiscal year ended December 31, 2004: $103,291


        Fiscal year ended December 31, 2005: $56,860


        Fiscal year ended December 31, 2006: $85,982


VALUE & INCOME PORTFOLIO

        Fiscal year ended December 31, 2004: $2,831,824
        Fiscal year ended December 31, 2005: $3,257,770

        Fiscal year ended December 31, 2006: $1,599,906


        During the year ended December 31, 2004, the Value & Income Portfolio paid $1,356,078 in brokerage commissions to Sanford C. Bernstein & Co. LLC, an affiliate of AllianceBernstein.

        During the year ended December 31, 2005, the Value & Income Portfolio paid $516,496 in brokerage commissions to Sanford C. Bernstein & Co. LLC, an affiliate of AllianceBernstein.


        During the year ended December 31, 2006, the Value & Income Portfolio paid $160,776 in brokerage commissions to Sanford C. Bernstein & Co. LLC, an affiliate of AllianceBernstein.


VALUE PORTFOLIO

        Fiscal year ended December 31, 2005: $11,590

        Fiscal year ended December 31, 2006: $43,706

GROWTH & INCOME PORTFOLIO

        Fiscal year ended December 31, 2004: $1,501,940
        Fiscal year ended December 31, 2005: $956,356

        Fiscal year ended December 31, 2006: $1,087,033


        During the year ended December 31, 2004, the Growth & Income Portfolio paid $49,542 in brokerage commissions to Goldman Sachs & Company, an affiliate of Goldman Sachs Asset Management, L.P.

        During the year ended December 31, 2004, the Growth & Income Portfolio paid $2,018 in brokerage commissions to Spear, Leeds & Kellogg, an affiliate of Goldman Sachs Asset Management, L.P.

        During the year ended December 31, 2004, the Growth & Income Portfolio paid $65 in brokerage commissions to Wave Securities LLC, an affiliate of Goldman Sachs Asset Management, L.P.

        During the year ended December 31, 2005, the Growth & Income Portfolio paid $235,106 in brokerage commissions to Goldman Sachs & Company, an affiliate of Goldman Sachs Asset Management, L.P.


        During the year ended December 31, 2006, the Growth & Income Portfolio paid $56,801 in brokerage commissions to Goldman Sachs & Company, an affiliate of Goldman Sachs Asset Management, L.P.



        During the year ended December 31, 2006, the Growth & Income Portfolio paid $24,326 in brokerage commissions to Goldman Sachs Execution and Clearing, L.P., an affiliate of Goldman Sachs Asset Management, L.P.


EQUITY GROWTH PORTFOLIO

        Fiscal year ended December 31, 2004: $7,357,373
        Fiscal year ended December 31, 2005: $3,619,823

        Fiscal year ended December 31, 2006: $4,015,256


        During the year ended December 31, 2004, the Equity Growth Portfolio paid $24,051 in brokerage commissions to Bank of America International, an affiliate of Marsico Capital Management LLC.

        During the year ended December 31, 2005, the Equity Growth Portfolio paid $43,885 in brokerage commissions to Bank of America International, an affiliate of Marsico Capital Management LLC.


        During the year ended December 31, 2006, the Equity Growth Portfolio paid $53,044 in brokerage commissions to Banc of America Securities LLC, an affiliate of Marsico Capital Management, LLC.



AGGRESSIVE EQUITY PORTFOLIO



        Fiscal year ended December 31, 2004: $4,220,632


        Fiscal year ended December 31, 2005: $1,419,696


        Fiscal year ended December 31, 2006: $936,392


MID-CAP VALUE PORTFOLIO

        Fiscal year ended December 31, 2004: $1,331,978
        Fiscal year ended December 31, 2005: $1,092,806

        Fiscal year ended December 31, 2006: $1,309,553

MID-CAP GROWTH PORTFOLIO

        Fiscal year ended December 31, 2004: $1,911,133
        Fiscal year ended December 31, 2005: $812,143

        Fiscal year ended December 31, 2006: $1,077,834


SMALL-CAP VALUE PORTFOLIO

        Fiscal year ended December 31, 2004: $268,301
        Fiscal year ended December 31, 2005: $643,385

        Fiscal year ended December 31, 2006: $271,944


SPECIAL EQUITY PORTFOLIO

        Fiscal year ended December 31, 2004: $7,610,588
        Fiscal year ended December 31, 2005: $5,393,858

        Fiscal year ended December 31, 2006: $5,530,827


SMALL-CAP GROWTH PORTFOLIO

        Fiscal year ended December 31, 2004: $316,614
        Fiscal year ended December 31, 2005: $658,282

        Fiscal year ended December 31, 2006: $870,007


        During the year ended December 31, 2005, the Small-Cap Growth Portfolio paid $2,069 in brokerage commissions to Suntrust Capital Markets, Inc., an affiliate of Trusco Capital Management, Inc.


INTERNATIONAL EQUITY PORTFOLIO


        Fiscal year ended December 31, 2004: $10,153,185
        Fiscal year ended December 31, 2005: $3,991,260

        Fiscal year ended December 31, 2006: $3,435,231



For the fiscal year ended December 31, 2006, the Portfolios executed an aggregate of $2,794,572,077 in brokerage transactions related to research services and paid $2,557,079 in commissions related to such transactions.


For each affiliated broker, the tables below set forth the percentage of the applicable Portfolio's aggregate brokerage commissions paid to the broker during the fiscal year ended December 31, 2006, and the percentage of the aggregate dollar amount of transactions involving the payment of commissions effected through the broker during the same period.


    ---------------------------------------------------------------------------------------------------
                                                                                    PERCENTAGE OF
                                                                                   AGGREGATE DOLLAR
                                                           PERCENTAGE OF              AMOUNT OF
                                                        AGGREGATE BROKERAGE     TRANSACTIONS INVOLVING
    PORTFOLIO                   AFFILIATED BROKER         COMMISSIONS PAID      PAYMENT OF COMMISSIONS
    ---------------------------------------------------------------------------------------------------
      VALUE & INCOME          Sanford C. Bernstein &
        PORTFOLIO                    Co. LLC                   10.05%                   14.22%
    ---------------------------------------------------------------------------------------------------
      GROWTH & INCOME
        PORTFOLIO              Goldman Sachs & Co.              5.23%                   7.98%
    ---------------------------------------------------------------------------------------------------
      GROWTH & INCOME        Goldman Sachs Execution
        PORTFOLIO                & Clearing L.P.                2.24%                   1.57%
    ---------------------------------------------------------------------------------------------------
      EQUITY GROWTH              Banc of America
        PORTFOLIO                 Securities LLC                1.32%                   1.12%
    ---------------------------------------------------------------------------------------------------

During the fiscal year ended December 31, 2006, the Portfolios purchased securities issued by the following regular broker-dealers of the Portfolios, which had the following values as of December 31, 2006.


    ---------------------------------------------------------------------------------------------
                    BROKER-DEALER                   VALUE OF SECURITIES AS OF DECEMBER 31, 2006
    ---------------------------------------------------------------------------------------------
      Banc of America Securities LLC                                $197,207,654
    ---------------------------------------------------------------------------------------------
      Barclays PLC                                                  $114,392,009
    ---------------------------------------------------------------------------------------------
      Citigroup, Inc.                                               $296,403,249
    ---------------------------------------------------------------------------------------------
      Credit Suisse Group                                           $127,056,712
    ---------------------------------------------------------------------------------------------
      Deutsche Bank, AG                                             $  4,174,774
    ---------------------------------------------------------------------------------------------
      Goldman Sachs Group, Inc.                                     $135,777,664
    ---------------------------------------------------------------------------------------------
      Investors Bank and Trust                                      $310,951,800
    ---------------------------------------------------------------------------------------------
      JP Morgan Chase & Company                                     $272,202,961
    ---------------------------------------------------------------------------------------------
      Lehman Brothers Holdings, Inc.                                $ 58,715,843
    ---------------------------------------------------------------------------------------------
      Merrill Lynch & Company, Inc.                                 $169,828,380
    ---------------------------------------------------------------------------------------------
      Morgan Stanley                                                $123,906,344
    ---------------------------------------------------------------------------------------------
      UBS Securities                                                $179,498,452
    ---------------------------------------------------------------------------------------------


DETERMINATION OF NET ASSET VALUE; VALUATION OF SECURITIES

The net asset value per share of each Fund is determined on each day during which the NYSE is open for trading. As of the date of this Statement of Additional Information, the NYSE is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas and during emergencies. This determination of net asset value is made once each day as of the close of regular trading on the New York Stock Exchange, normally 4:00 p.m., New York time, by dividing the total assets of a Fund less all of the liabilities attributable to that Fund, by the total number of shares of that Fund outstanding at the time the determination is made. Purchases and redemptions will be effected at the time of determination of net asset value next following the receipt of any purchase or redemption order deemed to be in good order.

For purposes of calculating net asset value per share, all assets and liabilities initially expressed in non-U.S. currencies will be converted into U.S. dollars at the prevailing market rates or, if there are no market rates, at fair value at the time of valuation. Equity securities are valued at the last sale price on the exchange on which they are primarily traded or at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities. Portfolio securities listed on the NASDAQ National Market and NASDAQ Small Cap Market for which reliable market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. Securities listed on a non-U.S. exchange are normally valued at the last quoted sale price available before the time when net assets are valued. Bonds and other fixed income securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Board of Trustees of the Trusts and Portfolio Trusts. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the value of such securities. If the pricing service is unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined by the manager, using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available or are believed to be unreliable, a Fund may price securities using fair value procedures approved by the Board of Trustees of the Trusts and Portfolio Trusts. Short-term obligations (maturing in 60 days or less) are valued at amortized cost, which fairly reflects the market value as determined by the Board of Trustees of the applicable Trust or Portfolio Trust. Securities for which there are no such valuations are valued using fair value procedures established by and under the general supervision of the Board of Trustees of the applicable Trust or Portfolio Trust.

Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of regular trading on the NYSE. Trading may also take place on days on which the NYSE is closed and on which it is not possible to purchase or redeem shares of a Fund. If events materially affecting the value of foreign securities occur between the time at which the market price is determined and the time when a Fund's net asset value is calculated, such securities may be valued using fair value procedures established by and under the general supervision of the Board of Trustees of the applicable Trust or Portfolio Trust.

Interest income on long-term obligations held for a Fund is determined on the basis of interest accrued plus amortization of "original issue discount" (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued plus amortization of any premiums.

The Prospectus contains further information on the procedures, including the fair value procedures approved by the Board of Trustees of the Trusts and Portfolio Trusts, to be used to value each Fund's securities.

MANAGEMENT

Each of the Diversified Investors Money Market, Bond, Balanced and Stock Funds and the Institutional Strategic Allocation Funds is supervised by the Board of Trustees of the Diversified Investors Funds Trust. Each of the Institutional Money Market, Bond, Balanced and Stock Funds and the Strategic Allocation Funds is supervised by the Board of Trustees of the Diversified Institutional Trust. Each Portfolio other than the S&P 500 Index Master Portfolio is supervised by the Board of Trustees of Diversified Investors Portfolios. The S&P 500 Index Master Portfolio is supervised by the Board of Trustees of the Master Investment Portfolio.

The respective Trustees and officers of each Trust and each Portfolio Trust and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. The length of time served is provided from the date a Trustee became a Trustee of any of the Trusts or Diversified Investors Portfolios. Asterisks indicate those Trustees who are "interested persons" (as defined in the 1940 Act) of a Trust or a Portfolio Trust, as the case may be. The address of each Trustee and officer of the Trusts and Diversified Investors Portfolios is Four Manhattanville Road, Purchase, New York 10577 and the address of each Trustee and officer of the Master Investment Portfolio, unless otherwise indicated, is 45 Fremont Street, San Francisco, California 94105.

                     TRUSTEES OF EACH TRUST AND DIVERSIFIED INVESTORS PORTFOLIOS


    -----------------------------------------------------------------------------------------------------------------
                                                                                                       NUMBER OF
                                                                                                      INVESTMENT
                                                                                                       COMPANIES
                                                                                                    ASSOCIATED WITH
                                    POSITION HELD                                                     DIVERSIFIED
                                    AND LENGTH OF      PRINCIPAL OCCUPATION DURING PAST 5 YEARS       OVERSEEN BY
            NAME AND AGE             TIME SERVED             AND OTHER DIRECTORSHIPS HELD               TRUSTEE
    -----------------------------------------------------------------------------------------------------------------
     INTERESTED TRUSTEE
    -----------------------------------------------------------------------------------------------------------------
     Mark Mullin*                      Trustee         Chief Executive Officer, Diversified (with         69
     DOB: February 16, 1963           since 1998       the firm since 1995); 2/2002 to
                                                       present--Director, Transamerica Financial
                                                       Life Insurance Company, Inc. ("TFLIC").
    -----------------------------------------------------------------------------------------------------------------
     DISINTERESTED TRUSTEES
    -----------------------------------------------------------------------------------------------------------------
     Neal M. Jewell                    Trustee         10/2004 to present--Retired; 1/1996 to             69
     DOB: February 12, 1935           since 1993       10/2004--Independent Trustee, EAI Select
                                                       Managers Equity Fund (a mutual fund).
     Mitchell A. Johnson               Trustee         07/1994 to present--Private Investor, MAJ          69
     DOB: March 1, 1942               since 2006       Capital Management; 6/1996 to
                                                       present--Director, Federal Agriculture
                                                       Mortgage Corporation; 6/2005 to
                                                       present--Trustee, Advisors Inner Circle
                                                       Funds, Advisors Inner Circle Funds II, and
                                                       Bishop Street Funds (family of mutual
                                                       funds); 12/1997 to 2/2004--Trustee,
                                                       Citizens Funds (family of mutual funds).
     Eugene M. Mannella                Trustee         1/2006 to present--Self-employed                   69
     DOB: February 1, 1954            since 1993       consultant; 1/2001 to present--President,
                                                       Arapain Partners LLC (limited purpose
                                                       broker/dealer) 8/1993 to
                                                       12/2005--President, International Fund
                                                       Services (alternative asset
                                                       administration).
     Joyce Galpern Norden              Trustee         6/2004 to present--Retired; 9/1996 to              69
     DOB: June 1, 1939                since 1993       6/2004--Vice President, Institutional
                                                       Advancement, Reconstructionist Rabbinical
                                                       College.
     Lowell W. Robinson                Trustee         12/2006 to present--Chief Financial and            69
     DOB: January 20, 1949            since 2006       Chief Administrative Officer, MIVA Inc.
                                                       (on-line direct marketing); 2004 to 2006--
                                                       President, LWR Advisors LLC (consulting);
                                                       2002 to 2004--Special Counsel to the
                                                       President, Polytechnic University; 2002 to
                                                       2004--Senior Executive Vice President and
                                                       Chief Financial Officer, Hotjobs.com; 2004
                                                       to present--Director, Jones Apparel Group;
                                                       2004 to present-- Director, International
                                                       Wire Group, Inc.; 2003-2004--Director,
                                                       Independent Wireless One Corp.; 2002 to
                                                       2003--Director, Edison Schools, Inc.
                                                       (school management).
     Patricia L. Sawyer                Trustee         12/1989 to present--President and                  69
     DOB: July 1, 1950               since 1993;       Executive Search Consultant, Smith &
                                    Chairperson of     Sawyer LLC (consulting).
                                   Audit Committee
                                      since 2003
    -----------------------------------------------------------------------------------------------------------------


    *Mr. Mullin is an interested Trustee by virtue of his affiliation with Diversified.

OFFICERS OF EACH TRUST AND DIVERSIFIED INVESTORS PORTFOLIOS

Mr. Mullin is President and Chairman of the Board.

    ---------------------------------------------------------------------------------------------------------------------
                                       POSITION HELD
                                       AND LENGTH OF                PRINCIPAL OCCUPATION DURING PAST 5 YEARS
             NAME AND AGE               TIME SERVED                       AND OTHER DIRECTORSHIPS HELD
    ---------------------------------------------------------------------------------------------------------------------
     Robert F. Colby                  Secretary since    Senior Vice President and General Counsel, Diversified (with the
     DOB: November 1, 1955                 1993          firm since 1994); 1/1994 to present--Vice President and General
                                                         Counsel, Diversified Investors Securities Corp. ("DISC"); 1/1994
                                                         to present--Vice President, Assistant Secretary, and Director,
                                                         TFLIC.
     Joseph P. Carusone               Treasurer since    Vice President, Diversified (with the firm since 1999); 1/2007
     DOB: September 8, 1965                2001          to present--President, DISC; 2004 to present--Director, TFLIC.
     Quedel Principal               Assistant Secretary  Vice President and Senior Counsel, Diversified (with the firm
     DOB: February 4, 1966              since 2004       since 1996); 6/2002 to present--Director, DISC.
     Elizabeth L. Belanger          Assistant Secretary  Vice President & Senior Counsel, Diversified (with the firm
     DOB: January 7, 1972               since 2005       since 2005); 11/2003 to 5/2005--Director of Compliance, Domini
                                                         Social Investments LLC; 9/1997 to 10/2003--Associate, Bingham
                                                         McCutchen LLP; 4/2006 to present--Director, TFLIC.
     Suzanne Valerio-Montemurro     Assistant Treasurer  Vice President, Diversified (with the firm since 1998).
     DOB: August 13, 1964               since 2002
     Rick Resnik                     Chief Compliance    Vice President and Chief Compliance Officer, Diversified (with
     DOB: January 24, 1967                Officer        the firm since 1998); 6/1999 to present--Director, Vice
                                        since 2004       President, and Chief Compliance Officer, DISC.
    ---------------------------------------------------------------------------------------------------------------------

The Board of Trustees met eight times during the Funds' last fiscal year. The Board has a standing audit committee currently composed of all of the Trustees who are not "interested persons" of the Funds as defined in the Investment Company Act of 1940. The Audit Committee met four times during the Funds' last fiscal year. The audit committee reviews the internal and external accounting and auditing procedures of the Funds and, among other things, considers the selection of the independent registered public accounting firm for the Funds. The Board does not have a standing nominating or compensation committee.

The Declaration of Trust of each Trust provides that each Trust will indemnify its Trustees and officers as described below under "Description of the Trusts; Fund Shares."

                                         TRUSTEES OF MASTER INVESTMENT PORTFOLIO

The Board of Trustees is responsible for the overall management and operations of the Master Portfolios. Each Trustee serves until he or she resigns, retires, or his or her successor is elected and qualified. Each Officer serves until his or her successor is chosen and qualified. The Trustees and Principal Officers of the Trust, together with information as to their principal business occupations during the last five years and current directorships, are shown below. The address of each Trustee and Officer, unless otherwise indicated, is c/o Barclays Global Investors, N.A. ("BGI"), Mutual Fund Administration, 45 Fremont Street, San Francisco, CA 94105.

INTERESTED TRUSTEES & OFFICERS


    ---------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF        OTHER PUBLIC
                                                                                        PORTFOLIOS        COMPANY AND
                                 POSITION(S),                                          OVERSEEN IN        INVESTMENT
            NAME AND              LENGTH OF          PRINCIPAL OCCUPATION DURING           FUND             COMPANY
         YEAR OF BIRTH             SERVICE                 PAST FIVE YEARS               COMPLEX*        DIRECTORSHIPS
    ---------------------------------------------------------------------------------------------------------------------
     Lee T. Kranefuss**         Trustee (since     Chief Executive Officer (since          149          Director (since
     (1961)                  2001), President and  2005) of the Global Index and                      2003) of BGI Cayman
                               Chief Executive     Markets Group of BGI; Chief                        Prime Money Market
                             Officer (since 2002)  Executive Officer (since 2003) of                      Fund, Ltd.;
                                                   the Intermediary Investors and                       Director (since
                                                   Exchange Traded Products Business                   2003) of iShares
                                                   of BGI; Director (since 2005) of                    PLC and EETF PLC
                                                   Barclays Global Advisors;                           (Dublin); Trustee
                                                   Director, President and Chief                        (since 2003) of
                                                   Executive Officer (since 2005) of                   Master Investment
                                                   Barclays Global Investors                          Portfolio; Trustee
                                                   International, Inc.; Director,                       (since 2003) of
                                                   Chairman and Chief Executive                         iShares Trust;
                                                   Officer (since 2005) of Barclays                     Director (since
                                                   Global Investors Services; Chief                    2001) of iShares
                                                   Executive Officer (1999-2003) of                          Inc.
                                                   the Individual Investor Business
                                                   of BGI.
     Michael A. Latham       Secretary, Treasurer  Head of Americas iShares (since         N/A               None.
     (1965)                  and Chief Financial   2007); Chief Operating Officer
                             Officer (since 2003)  (since 2003) of the Intermediary
                                                   Investors and Exchange Traded
                                                   Products Business of BGI;
                                                   Director and Chief Financial
                                                   Officer (since 2005) of Barclays
                                                   Global Investors International,
                                                   Inc.; Director (2000-2003) of
                                                   Mutual Fund Delivery in the U.S.
                                                   Individual Investor Business of
                                                   BGI.
    ---------------------------------------------------------------------------------------------------------------------


------------------
 * The Trust, Barclays Global Investors Funds ("BGIF"), iShares Trust and iShares, Inc. are all members of the same "Fund Complex" and "Family of Investment Companies" as defined in Form N-1A under the 1940 Act.

** Lee T. Kranefuss is deemed to be an "interested person" of the Trust because he serves as Chief Executive Officer of the Intermediary Investor Business of BGI, the administrator of the Master Portfolios and the parent company of BGFA, the investment adviser of the Master Portfolios.

DISINTERESTED TRUSTEES


    -----------------------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF         OTHER PUBLIC
                                                                                         PORTFOLIOS        COMPANY AND
                                                                                        OVERSEEN IN         INVESTMENT
            NAME AND             POSITION(S),        PRINCIPAL OCCUPATION DURING            FUND             COMPANY
         DATE OF BIRTH        LENGTH OF SERVICE            PAST FIVE YEARS                COMPLEX*        DIRECTORSHIPS
    -----------------------------------------------------------------------------------------------------------------------
     Mary G. F. Bitterman          Trustee         President (since 2004) and                24          Director (since
     (1944)                    (since 2001) and    Director (since 2002), of the                          1984) and Lead
                              Chairperson of the   Bernard Osher Foundation;                                Independent
                                Nominating and     Director, Osher Lifelong Learning                      Director (since
                                  Governance       Institutes (2003-2004); President                       2000) Bank of
                               Committee (since    and Chief Executive Officer of                        Hawaii; Director
                                    2006).         The James Irvine Foundation                           (since 2002) and
                                                   (2002-2003); President and Chief                       Chairman of the
                                                   Executive Officer of KQED, Inc.                      Board (since 2005)
                                                   (1993-2002).                                           of PBS (Public
                                                                                                           Broadcasting
                                                                                                             Service).
     Leo Soong                     Trustee         President (since 2002) of Trinity         24        Vice Chairman (since
     (1946)                    (since 2000) and    Products LLC (healthy beverage                          2005) of the
                               Lead Independent    company); Managing Director                          California Pacific
                                Trustee (since     (since 1989) of CG Roxane LLC                          Medical Center;
                                    2006).         (water company); Co-Founder                            Director (since
                                                   (President through 1999) of                             1990) of the
                                                   Crystal Geyser Water Co.                              California State
                                                                                                            Automobile
                                                                                                           Association;
                                                                                                          Director (since
                                                                                                           2002) of the
                                                                                                        American Automobile
                                                                                                           Association.
     A. John Gambs                 Trustee         Retired.                                  24                N/A
     (1945)                    (since 2006) and
                              Chairperson of the
                                Audit Committee
                                 (since 2006).
     Wendy Paskin-Jordan           Trustee         Managing Partner (since 1999) of          24          Director (since
     (1956)                      (since 2006)      Paskin & Kahr Capital Management                     2001) of California
                                                   LLC; Registered Representative                        State Automobile
                                                   (since 2005) of ThinkEquity                             Association;
                                                   Partners (broker-dealer);                              Director (since
                                                   Registered Representative                              2001) of Maier
                                                   (1999-2005) of ePlanning                                Siebel Baber.
                                                   Securities Inc. (broker-dealer)
    -----------------------------------------------------------------------------------------------------------------------


------------------
 * The Trust, BGIF, iShares Trust and iShares, Inc. are all members of the same "Fund Complex" and "Family of Investment Companies" as defined in Form N-1A under the 1940 Act.

                                                                    COMPENSATION

For the fiscal year ended December 31, 2006, the Trusts provided the following compensation to the Trustees. Mr. Mullin is not compensated for his services as Trustee because of his affiliation with Diversified.


    ------------------------------------------------------------------------------------------------------------------------------
                                                                                                      TOTAL
                                                 AGGREGATE        AGGREGATE        PENSION OR      COMPENSATION
                                AGGREGATE       COMPENSATION     COMPENSATION      RETIREMENT    FROM THE TRUSTS     NUMBER OF
                               COMPENSATION       FROM THE           FROM           BENEFITS           AND            FUNDS IN
                                 FROM THE       DIVERSIFIED      DIVERSIFIED       ACCRUED AS      FUND COMPLEX     FUND COMPLEX
                               DIVERSIFIED     INSTITUTIONAL      INVESTORS       PART OF FUND         PAID          SERVED BY
    NAME OF PERSON, POSITION INVESTORS TRUST       TRUST          PORTFOLIOS        EXPENSE        TO TRUSTEES        TRUSTEES
    ------------------------------------------------------------------------------------------------------------------------------
     INTERESTED TRUSTEE
    ----------------------------------------------------------
     Mark Mullin
     Trustee                        None             None             None            None              None             69
    ------------------------------------------------------------------------------------------------------------------------------
     INDEPENDENT TRUSTEES
    ----------------------------------------------------------
     Neal M. Jewell
     Trustee                     $17,500          $17,500          $17,500            None           $70,000             69
    ------------------------------------------------------------------------------------------------------------------------------
     Mitchell A. Johnson
     Trustee                     $ 5,125          $ 5,125          $ 5,125            None           $20,500             69
    ------------------------------------------------------------------------------------------------------------------------------
     Robert L. Lindsay*
     Trustee                     $17,500          $17,500          $17,500            None           $70,000             69
    ------------------------------------------------------------------------------------------------------------------------------
     Eugene M. Mannella
     Trustee                     $16,500          $16,500          $16,500            None           $66,000             69
    ------------------------------------------------------------------------------------------------------------------------------
     Joyce Galpern Norden
     Trustee                     $17,500          $17,500          $17,500            None           $70,000             69
    ------------------------------------------------------------------------------------------------------------------------------
     Lowell W. Robinson
     Trustee                     $11,250          $11,250          $11,250            None           $45,000             69
    ------------------------------------------------------------------------------------------------------------------------------
     Patricia L. Sawyer
     Trustee                     $20,375          $20,375          $20,375            None           $81,500             69
    ------------------------------------------------------------------------------------------------------------------------------


------------------
* Mr. Lindsay retired as a Trustee as of the close of business November 28, 2006.

For the fiscal year ended December 31, 2006(1), the Master Investment Portfolio provided the following compensation to its Trustees:



    --------------------------------------------------------------------------------------------------------------
                                                                    AGGREGATE
                                                                COMPENSATION FROM          TOTAL COMPENSATION
    NAME AND POSITION                                               THE TRUST             FROM FUND COMPLEX(2)
    --------------------------------------------------------------------------------------------------------------
     INTERESTED TRUSTEE
    --------------------------------------------------------------------------------------------------------------
     Lee T. Kranefuss
     Trustee                                                         $     0                    $      0
    --------------------------------------------------------------------------------------------------------------
     INDEPENDENT TRUSTEES
    --------------------------------------------------------------------------------------------------------------
     Mary G. F. Bitterman
     Trustee                                                         $25,000                    $ 50,000
    --------------------------------------------------------------------------------------------------------------
     Jack S. Euphrat(3)
     Trustee                                                         $ 8,625                    $ 17,250
    --------------------------------------------------------------------------------------------------------------
     A. John Gambs(4)
     Trustee                                                         $18,755                    $ 37,511
    --------------------------------------------------------------------------------------------------------------
     Richard K. Lyons(5)
     Trustee                                                         $26,337                    $154,413(5)
    --------------------------------------------------------------------------------------------------------------
     Wendy Paskin-Jordan(4)
     Trustee                                                         $18,375                    $ 36,750
    --------------------------------------------------------------------------------------------------------------
     Leo Soong
     Trustee                                                         $29,880                    $ 59,761
    --------------------------------------------------------------------------------------------------------------


------------------

(1) The Trustees were paid in 2006 for a Nominating Committee meeting that they attended during the fiscal year ended December 31, 2005.


(2) Includes compensation for services on the Board of Trustees of Barclays Global Investors Funds.


(3) Served as Trustee through March 14, 2006.


(4) Compensation for A. John Gambs and Wendy Paskin-Jordan reflects their appointment to serve as Independent Trustees effective March 16, 2006.


(5) Includes compensation as Trustee of iShares Trust and Director of iShares, Inc. Mr. Lyons served as Trustee of the Trust through November 6, 2006.

                                                       EQUITY SECURITY OWNERSHIP

As of December 31, 2006, none of the disinterested Trustees nor their family members beneficially owned any securities of the Trusts, Diversified or DISC or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Trusts, Diversified or DISC.

The table below shows for each Trustee of the Master Investment Portfolio, the amount of interests in the Master Investment Portfolio beneficially owned by the Trustee, and the aggregate value of all investments in equity securities within the same family of investment companies, stated as one of the following ranges:
0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = $50,001-$100,000; and D = over
$100,000.

BENEFICIAL EQUITY OWNERSHIP IN MASTER INVESTMENT
PORTFOLIO AND FAMILY OF INVESTMENT COMPANIES (AS OF DECEMBER 31, 2006)


    -------------------------------------------------------------------------------------------------------------
                                                                                             AGGREGATE DOLLAR
                                                                                          RANGE OF SECURITIES IN
                                                                    DOLLAR RANGE OF           THE FAMILY OF
                          NAME OF TRUSTEE                              SECURITIES          INVESTMENT COMPANIES
    -------------------------------------------------------------------------------------------------------------
     INTERESTED TRUSTEE
    -------------------------------------------------------------------------------------------------------------
     Lee T. Kranefuss                                                      $0                        D
    -------------------------------------------------------------------------------------------------------------
     INDEPENDENT TRUSTEES
    -------------------------------------------------------------------------------------------------------------
     Mary G. F. Bitterman                                                  $0                       $0
    -------------------------------------------------------------------------------------------------------------
     A. John Gambs                                                         $0                       $0
    -------------------------------------------------------------------------------------------------------------
     Wendy Paskin-Jordan                                                   $0                       $0
    -------------------------------------------------------------------------------------------------------------
     Leo Soong                                                             $0                       $0
    -------------------------------------------------------------------------------------------------------------


                                                                  CODE OF ETHICS

The Trustees of the Trusts, Diversified and DISC, the investment adviser and the broker-dealer, respectively, have adopted a combined Code of Ethics (the "Code"). The Code prohibits specific types of personal securities transactions which would create a conflict of interest. It also establishes reporting requirements and preventive procedures pursuant to the provisions of Rule 17j-1(b)(1) under the 1940 Act.

                                                 PRINCIPAL HOLDERS OF SECURITIES

As of March 31, 2007, the Trustees and officers of the Trusts as a group owned less than 1% of the Shares of each Fund.

To the knowledge of Diversified Investors Trust, the following persons owned of record or beneficially 5% or more of a class of outstanding shares of the Funds listed as of March 31, 2007:


    -----------------------------------------------------------------------------------------------------------
                                                                                                PERCENTAGE
                       FUND                                  NAME OF INVESTOR                   OWNERSHIP
    -----------------------------------------------------------------------------------------------------------
     Investors Money Market Fund                Investors Bank & Trust Co.                         8.98%
    -----------------------------------------------------------------------------------------------------------
     Investors Money Market Fund                Investors Bank & Trust Co.                         9.01%
    -----------------------------------------------------------------------------------------------------------
     Investors Core Bond Fund                   Transamerica Life & Annuity Company                5.90%
    -----------------------------------------------------------------------------------------------------------
     Investors Total Return Bond Fund           Transamerica Life & Annuity Company                5.98%
    -----------------------------------------------------------------------------------------------------------
     Investors Total Return Bond Fund           MPTF Corp.                                         9.29%
    -----------------------------------------------------------------------------------------------------------
     Investors Total Return Bond Fund           Norton Healthcare, Inc.                           16.35%
    -----------------------------------------------------------------------------------------------------------
     Investors Total Return Bond Fund           University Hospital of Augusta, Georgia           26.10%
    -----------------------------------------------------------------------------------------------------------
     Investors High Yield Bond Fund             Transamerica Life & Annuity Company               29.95%
    -----------------------------------------------------------------------------------------------------------
     Investors Balanced Fund                    Glens Falls Hospital                               5.17%
    -----------------------------------------------------------------------------------------------------------
     Investors Value Fund                       CBL & Associates Management, Inc.                  6.64%
    -----------------------------------------------------------------------------------------------------------
     Investors Value Fund                       Norton Healthcare, Inc.                            7.22%
    -----------------------------------------------------------------------------------------------------------
     Investors Value Fund                       Transamerica Life & Annuity Company                8.55%
    -----------------------------------------------------------------------------------------------------------
     Investors Value Fund                       Knowledge Learning Corporation                    11.18%
    -----------------------------------------------------------------------------------------------------------
     Investors Value Fund                       University Hospital of Augusta, Georgia           15.50%
    -----------------------------------------------------------------------------------------------------------
     Investors Stock Index Fund                 Transamerica Life & Annuity Company               28.78%
    -----------------------------------------------------------------------------------------------------------
     Investors Growth & Income Fund             Transamerica Life & Annuity Company                6.21%
    -----------------------------------------------------------------------------------------------------------
     Investors Aggressive Equity Fund           Investors Bank & Trust Co.                         5.70%
    -----------------------------------------------------------------------------------------------------------
     Investors Mid-Cap Value Fund               Transamerica Life & Annuity Company               50.63%
    -----------------------------------------------------------------------------------------------------------
     Investors Mid-Cap Growth Fund              Transamerica Life & Annuity Company               16.45%
    -----------------------------------------------------------------------------------------------------------
     Investors Small-Cap Value Fund             Transamerica Life & Annuity Company               44.68%
    -----------------------------------------------------------------------------------------------------------
     Investors Special Equity Fund              Investors Bank & Trust Co.                         5.31%
    -----------------------------------------------------------------------------------------------------------
     Institutional Short Horizon Strategic      FHC Health Systems, Inc.                           5.44%
     Allocation Fund
    -----------------------------------------------------------------------------------------------------------
     Institutional Intermediate Horizon         Park Nicollet Health Services                      9.76%
     Strategic Allocation Fund
    -----------------------------------------------------------------------------------------------------------
     Institutional Intermediate/Long Horizon    EXEMPLA, Inc.                                      6.15%
     Strategic Allocation Fund
    -----------------------------------------------------------------------------------------------------------

To the knowledge of Diversified Institutional Trust, the following persons owned of record or beneficially 5% or more of a class of outstanding shares of the Funds listed as of March 31, 2007:


    -----------------------------------------------------------------------------------------------------------
                                                                                                PERCENTAGE
                       FUND                                  NAME OF INVESTOR                   OWNERSHIP
    -----------------------------------------------------------------------------------------------------------
     Institutional Intermediate Government      Sony Computer Entertainment America, Inc.          5.41%
     Bond Fund
    -----------------------------------------------------------------------------------------------------------
     Institutional Intermediate Government      Applied Signal Technology, Inc.                    5.61%
     Bond Fund
    -----------------------------------------------------------------------------------------------------------
     Institutional Intermediate Government      Vertafore, Inc.                                    6.70%
     Bond Fund
    -----------------------------------------------------------------------------------------------------------
     Institutional Intermediate Government      Jack Henry & Associates, Inc.                      7.35%
     Bond Fund
    -----------------------------------------------------------------------------------------------------------
     Institutional Intermediate Government      Southcoast Health Group, Inc.                     13.08%
     Bond Fund
    -----------------------------------------------------------------------------------------------------------
     Institutional Intermediate Government      Linear Technology Corporation                     14.90%
     Bond Fund
    -----------------------------------------------------------------------------------------------------------
     Institutional Total Return Bond Fund       Ames True Temper, Inc.                             5.54%
    -----------------------------------------------------------------------------------------------------------
     Institutional Total Return Bond Fund       Schenker, Inc.                                     7.88%
    -----------------------------------------------------------------------------------------------------------
     Institutional Total Return Bond Fund       St. Rita's Medical Center                          9.70%
    -----------------------------------------------------------------------------------------------------------
     Institutional Total Return Bond Fund       Asante Health System                              17.70%
    -----------------------------------------------------------------------------------------------------------
     Institutional Total Return Bond Fund       Asante Health System                              20.96%
    -----------------------------------------------------------------------------------------------------------
     Institutional High Yield Bond Fund         Willis North America Inc.                          5.08%
    -----------------------------------------------------------------------------------------------------------
     Institutional Balanced Fund                Applied Signal Technology, Inc.                    5.75%
    -----------------------------------------------------------------------------------------------------------
     Institutional Balanced Fund                Genesis Health Systems                             6.07%
    -----------------------------------------------------------------------------------------------------------
     Institutional Balanced Fund                Brown & Brown, Inc.                                8.76%
    -----------------------------------------------------------------------------------------------------------
     Institutional Balanced Fund                Linear Technology Corporation                     12.53%
    -----------------------------------------------------------------------------------------------------------
     Institutional Balanced Fund                Southcoast Health Group, Inc.                     13.44%
    -----------------------------------------------------------------------------------------------------------
     Institutional Balanced Fund                Investors Bank & Trust Co.                        14.13%
    -----------------------------------------------------------------------------------------------------------
     Institutional Value Fund                   Asante Health System                               5.87%
    -----------------------------------------------------------------------------------------------------------
     Institutional Value Fund                   St. Rita's Medical Center                          7.92%
    -----------------------------------------------------------------------------------------------------------
     Institutional Value Fund                   CARE, Inc.                                         9.15%
    -----------------------------------------------------------------------------------------------------------
     Institutional Value Fund                   Memorial Health System, Inc.                      12.96%
    -----------------------------------------------------------------------------------------------------------
     Institutional Value Fund                   Mesirow Financial Administrative                  14.72%
                                                Corporation
    -----------------------------------------------------------------------------------------------------------
     Institutional Value Fund                   Daughters of Charity Health System                17.46%
    -----------------------------------------------------------------------------------------------------------
     Institutional Stock Index Fund             Willis North America Inc.                          5.37%
    -----------------------------------------------------------------------------------------------------------
     Institutional Growth & Income Fund         Jack Henry & Associates, Inc.                      5.43%
    -----------------------------------------------------------------------------------------------------------
     Institutional Growth & Income Fund         Southcoast Health Group, Inc.                      6.96%
    -----------------------------------------------------------------------------------------------------------
     Institutional Equity Growth Fund           St. Joseph Health System                           5.35%
    -----------------------------------------------------------------------------------------------------------
     Institutional Equity Growth Fund           PTC                                                6.01%
    -----------------------------------------------------------------------------------------------------------
     Institutional Equity Growth Fund           CGI                                                6.21%
    -----------------------------------------------------------------------------------------------------------
     Institutional Aggressive Equity Fund       Lenox Hill Hospital                                5.46%
    -----------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------
                                                                                                PERCENTAGE
                       FUND                                  NAME OF INVESTOR                   OWNERSHIP
    -----------------------------------------------------------------------------------------------------------
     Institutional Aggressive Equity Fund       Sony Computer Entertainment America, Inc.          7.12%
    -----------------------------------------------------------------------------------------------------------
     Institutional Aggressive Equity Fund       Linear Technology Corporation                      8.28%
    -----------------------------------------------------------------------------------------------------------
     Institutional Aggressive Equity Fund       Southcoast Health Group, Inc.                      8.50%
    -----------------------------------------------------------------------------------------------------------
     Institutional Aggressive Equity Fund       Lee Memorial Health System                         8.71%
    -----------------------------------------------------------------------------------------------------------
     Institutional Aggressive Equity Fund       Investors Bank & Trust Co.                         9.42%
    -----------------------------------------------------------------------------------------------------------
     Institutional Mid-Cap Value Fund           Prevea Clinic, Inc.                                5.16%
    -----------------------------------------------------------------------------------------------------------
     Institutional Mid-Cap Growth Fund          Gate Gourmet, Inc.                                 5.04%
    -----------------------------------------------------------------------------------------------------------
     Institutional Small-Cap Value Fund         Daughters of Charity Health System                 7.19%
    -----------------------------------------------------------------------------------------------------------
     Institutional Small-Cap Value Fund         Team Industries, Inc.                              9.03%
    -----------------------------------------------------------------------------------------------------------
     Institutional Small-Cap Value Fund         Prevea Clinic, Inc.                               12.15%
    -----------------------------------------------------------------------------------------------------------
     Institutional Special Equity Fund          Southcoast Health Group, Inc.                      6.62%
    -----------------------------------------------------------------------------------------------------------
     Institutional Special Equity Fund          Linear Technology Corporation                      8.53%
    -----------------------------------------------------------------------------------------------------------
     Investors Short Horizon Strategic          Investors Bank & Trust Co.                        10.44%
     Allocation Fund
    -----------------------------------------------------------------------------------------------------------
     Investors Short Horizon Strategic          Transamerica Life & Annuity Company               12.81%
     Allocation Fund
    -----------------------------------------------------------------------------------------------------------
     Investors Short/Intermediate Horizon       Archdiocese of St. Louis                           6.05%
     Strategic Allocation Fund
    -----------------------------------------------------------------------------------------------------------
     Investors Short/Intermediate Horizon       Investors Bank & Trust Co.                         7.83%
     Strategic Allocation Fund
    -----------------------------------------------------------------------------------------------------------
     Investors Short/Intermediate Horizon       Transamerica Life & Annuity Company               16.18%
     Strategic Allocation Fund
    -----------------------------------------------------------------------------------------------------------
     Investors Intermediate Horizon Strategic   The Roman Catholic Bishop of Orange                7.72%
     Allocation Fund
    -----------------------------------------------------------------------------------------------------------
     Investors Intermediate Horizon Strategic   Transamerica Life & Annuity Company                9.50%
     Allocation Fund
    -----------------------------------------------------------------------------------------------------------
     Investors Intermediate/Long Horizon        Transamerica Life & Annuity Company               16.58%
     Strategic Allocation Fund
    -----------------------------------------------------------------------------------------------------------
     Investors Long Horizon Strategic           Transamerica Life & Annuity Company               14.23%
     Allocation Fund
    -----------------------------------------------------------------------------------------------------------



Unless otherwise noted, the address of each investor is c/o Diversified, 4 Manhattanville Rd., Purchase, New York 10577.



At March 31, 2007, Transamerica Financial Life Insurance Company, Inc. ("TFLIC"), Four Manhattanville Road, Purchase, New York 10577 and Diversified Investment Advisors Collective

Trust ("CIT"), 4 Manhattanville Road, Purchase, New York 10577 owned the following percentage interests of the outstanding beneficial interests of the Portfolios indicated (all such interests being held in separate accounts of TFLIC):



----------------------------------------------------------------------------------------------------
                                                                    TFLIC                CIT
----------------------------------------------------------------------------------------------------
 Money Market                                                        7.25%              22.68%
----------------------------------------------------------------------------------------------------
 High Quality Bond                                                   9.52%              29.31%
----------------------------------------------------------------------------------------------------
 Inflation-Protected Securities                                     27.10%              10.91%
----------------------------------------------------------------------------------------------------
 Core Bond                                                           7.97%              28.48%
----------------------------------------------------------------------------------------------------
 Total Return Bond                                                    N/A               31.61%
----------------------------------------------------------------------------------------------------
 High Yield Bond                                                     6.41%              28.63%
----------------------------------------------------------------------------------------------------
 Balanced                                                           30.40%              10.18%
----------------------------------------------------------------------------------------------------
 Value & Income                                                     19.80%              17.51%
----------------------------------------------------------------------------------------------------
 Value                                                                N/A                3.50%
----------------------------------------------------------------------------------------------------
 Growth & Income                                                    22.94%              11.85%
----------------------------------------------------------------------------------------------------
 Equity Growth                                                      16.00%              18.09%
----------------------------------------------------------------------------------------------------
 Aggressive Equity                                                  24.28%              11.26%
----------------------------------------------------------------------------------------------------
 Mid-Cap Value                                                       3.92%              15.23%
----------------------------------------------------------------------------------------------------
 Mid-Cap Growth                                                      0.30%              36.32%
----------------------------------------------------------------------------------------------------
 Small-Cap Value                                                     0.13%              35.97%
----------------------------------------------------------------------------------------------------
 Special Equity                                                     25.34%              15.47%
----------------------------------------------------------------------------------------------------
 Small-Cap Growth                                                    0.03%              46.48%
----------------------------------------------------------------------------------------------------
 International Equity                                               12.36%              25.18%
----------------------------------------------------------------------------------------------------



* Less than 0.005%.



As of March 31, 2007, the following persons owned of record or beneficially 5% or more of a class of outstanding interests of the S&P 500 Index Master Portfolio.



    -------------------------------------------------------------------------------------------------------------
                                                                 PERCENTAGE OF S&P 500
    NAME AND ADDRESS OF INTERESTHOLDER                          INDEX MASTER PORTFOLIO     NATURE OF OWNERSHIP
    -------------------------------------------------------------------------------------------------------------
     Diversified Institutional Stock Index Fund
     4 Manhattanville Rd.
     Purchase, NY 10577                                                   32%                     Record
    -------------------------------------------------------------------------------------------------------------
     Diversified Investors S&P 500 Index Fund
     4 Manhattanville Rd.
     Purchase, NY 10577                                                   24%                     Record
    -------------------------------------------------------------------------------------------------------------
     State Farm S&P 500 Index Fund
     One State Farm Plaza
     Bloomington, IL 61791                                                23%                     Record
    -------------------------------------------------------------------------------------------------------------
     BGIF S&P 500 Stock Fund
     Barclays Global Investors Funds
     45 Fremont Street
     San Francisco, CA 94105                                              10%                     Record
    -------------------------------------------------------------------------------------------------------------



For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that an interestholder is identified in the foregoing tables as the beneficial holder of more than 25% of a Fund or Portfolio or as the holder of record of more than 25% of a Fund or Portfolio and has voting and/or investment powers, such interestholder may be presumed to control the Fund or Portfolio.

INVESTMENT ADVISORY SERVICES

INVESTMENT ADVISERS

Diversified manages the assets of (a) each of the Stock Index and Strategic Allocation Funds and (b) each Portfolio (except the S&P 500 Index Master Portfolio), in each case pursuant to an Investment Advisory Agreement (a "Diversified Advisory Agreement") with the Diversified Investors Trust, Diversified Institutional Trust or Diversified Investors Portfolios, as the case may be, with respect to each such Fund or Portfolio, and subject to the investment policies described herein and in the Prospectus for the Funds and Portfolios, as applicable. Subject to such further policies as the Boards of Trustees of the Trusts and Diversified Investors Portfolios may determine, Diversified provides general investment advice to each such Fund and each Portfolio.

Barclays Global Fund Advisors manages the assets of the S&P 500 Index Master Portfolio pursuant to an Investment Advisory Agreement with Master Investment Portfolio (the "Barclays Advisory Agreement"). Subject to such further policies as the Boards of Trustees of the Trusts may determine, Diversified provides general supervision of the Stock Index Funds' investment in the S&P 500 Index Master Portfolio.


Barclays provides investment guidance and policy direction in connection with the management of the S&P 500 Index Master Portfolio's assets. As of December 31, 2006, Barclays and its affiliates provided advisory services for assets in excess of $1.8 trillion.


Barclays, Barclays Bank PLC, the indirect parent of Barclays, and their affiliates deal, trade and invest for their own account in the types of securities in which the S&P 500 Index Master Portfolio may invest and may have deposit, loan and commercial banking relationships with the issuers of securities purchased by the S&P 500 Index Master Portfolio.

For each Portfolio (except the S&P 500 Index Master Portfolio), Diversified has entered into an Investment Subadvisory Agreement (each a "Subadvisory Agreement") with one or more Subadvisers.

Each Diversified Advisory Agreement provides that Diversified may render services to others. Each Diversified Advisory Agreement may be terminated without penalty by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund or Portfolio on 60 days' written notice to Diversified. Each Diversified Advisory Agreement may be terminated by Diversified on 90 days' written notice to the Fund or Portfolio. Each Diversified Advisory Agreement will immediately terminate in the event of its assignment. Each Diversified Advisory Agreement provides that the Adviser shall not be liable for any mistake in judgment or for certain other events, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Advisory Agreement.

Each Subadvisory Agreement may be terminated at any time without the payment of any penalty by the Trustees, or by the vote of a majority of the outstanding voting securities of the Portfolio, or by Diversified. The Subadvisor may terminate the Agreement only upon giving 90 days' advance written notice to Diversified. Each Subadvisory Agreement will automatically terminate in the event of its assignment. Each Subadvisory Agreement provides that the Subadviser shall be responsible only for managing the assets of the applicable Portfolio in good faith and in accordance with the investment objectives, fundamental policies, and restrictions and shall not be liable for certain other events (each as listed in the applicable Subadvisory Agreement), except in the case of one or more of the following (depending on the provisions of the applicable Subadvisory Agreement): willful misfeasance, bad faith, negligence, gross negligence, breach of fiduciary duty, violation of law, or breach or reckless disregard of its obligations and duties under the Subadvisory Agreement.

The Barclays Advisory Agreement is terminable without penalty on 60 days written notice by either party.

Diversified is an indirect, wholly-owned subsidiary of AEGON USA, Inc. ("AEGON"), a financial services holding company whose primary emphasis is life and health insurance and annuity and investment products. AEGON is an indirect, wholly-owned subsidiary of Aegon n.v., a Netherlands corporation which is a publicly traded international insurance group. Diversified was incorporated in 1992 for the purpose of acting as the investment adviser to the Portfolios.

Diversified is an investment firm dedicated to meeting the complete needs of retirement plan sponsors and participants from pre- through post-retirement. Diversified provides flexible, high-quality services coupled with the employment of independent investment managers in an innovative investment structure.

Diversified provides services with respect to $74 billion in retirement plan assets and has offices in Boston, Charlotte, Chicago, Cincinnati, Dallas, Houston, New Orleans, New York, Philadelphia, Portland and San Francisco. It maintains recordkeeping for more than 1.4 million participants.

Diversified Investors Portfolios has obtained an exemptive order from the Securities and Exchange Commission which permits the Portfolios, under certain circumstances, to obtain the services of one or more subadvisers without investor or shareholder approval. The exemptive order also permits the terms of sub-advisory agreements to be changed and the employment of subadvisers to be continued after events that would otherwise cause an automatic termination of a sub-advisory agreement, in each case without shareholder approval if those changes or continuation are approved by the Portfolio's Board of Trustees. If a subadviser were added or changed without shareholder approval, the Prospectuses would be revised and shareholders notified. Before each individual Portfolio relies on the exemptive order, the Portfolio's investors must approve it. Investors in all the Portfolios (including the applicable Funds) have approved the exemptive order.

SUBADVISERS

The Subadvisers make the day-to-day investment decisions for the Portfolios (other than the S&P 500 Index Master Portfolio, which is advised by Barclays Global Fund Advisors), subject in all cases to the general supervision of Diversified. The Subadvisers (other than the Subadviser to the Money Market Portfolio) are listed below, along with information they have provided regarding the compensation of certain investment management personnel, other accounts managed by each such person, and each such person's ownership of securities of the Funds that invest in the Portfolio with respect to which such person has or shares management responsibility.


AllianceBernstein LP ("Alliance"). Alliance was formed in August of 1999. Alliance Capital Management Corporation is the general partner of Alliance, and Alliance Capital Management Holding L.P. and AXA Financial Inc. own approximately 30% and 50% of Alliance, respectively, as limited partners.


In December 2003, Alliance announced that it had reached terms with the New York State Attorney General and the Staff of the Securities and Exchange Commission for the resolution of regulatory claims with respect to market timing in some of certain of its mutual funds. The Funds believe that none of the regulatory claims involved any activities related to the Value & Income Portfolio.


Marilyn G. Fedak, John P. Mahedy, John D. Phillips, Jr., and Christopher Marx (the "Alliance Team") are responsible for the day-to-day supervision of the Value & Income Portfolio on behalf of Alliance.



As of December 31, 2006, Ms. Fedak managed assets for (i) 94 other registered investment companies having approximately $62.3 billion in total assets (with Alliance's advisory fee being based on performance for three such registered investment companies, which had approximately $11.3 billion in total assets),
(ii) 115 other pooled investment vehicles having approximately $26.5 billion in total assets, and (iii) 40 thousand other accounts having approximately $172 billion in total assets (with Alliance's advisory fee being based on performance for eighty-eight of such accounts, which had approximately $14.6 billion in total assets).



As of December 31, 2006, Mr. Mahedy managed assets for (i) 91 other registered investment companies having approximately $61.3 billion in total assets (with Alliance's advisory fee being based on performance for three such registered investment companies, which had approximately $11.3 billion in total assets),
(ii) 114 other pooled investment vehicles having approximately $26.5 billion in total assets, and (iii) 40 thousand other accounts having approximately $170 billion in total assets (with Alliance's advisory fee being based on performance for eighty-three of such accounts, which had approximately $14 billion in total assets).



As of December 31, 2006, Mr. Phillips and Mr. Marx each managed assets for (i) 40 other registered investment companies having approximately $28.6 billion in total assets (with Alliance's advisory fee being based on performance for one such registered investment company, which had approximately $7.1 billion in total assets), (ii) 19 other pooled investment vehicles having approximately $3.8 billion in total assets, and (iii) 40 thousand other accounts having approximately $63.6 billion in total assets (with Alliance's advisory fee being based on performance for thirteen of such accounts, which had approximately $3.4 billion in total assets).


Alliance's investment professionals are compensated on an annual basis through a combination of the following: (i) fixed base salary; (ii) discretionary incentive compensation in the form of an annual cash bonus; (iii) discretionary incentive compensation in the form of awards under Alliance's Partners Compensation Plan ("deferred awards"), and (iv) discretionary long-term incentive compensation in the form of restricted unit grants. Investment professionals also receive contributions under Alliance's Profit Sharing/401(k) Plan. Alliance's overall profitability determines the total amount of incentive compensation available to investment professionals. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance terminates his/her employment. Investment options under the deferred awards plan include many of the same Alliance Bernstein Mutual Funds offered to mutual fund investors, thereby creating a closer alignment between the investment professionals and Alliance's clients and mutual fund shareholders. Alliance also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance's publicly traded equity securities. An investment professional's total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the investment success of the portfolios managed by the individual. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors. Among the factors considered are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies; participation in the investment team/ discipline's dialogue; contribution to business results and overall business strategy; success of marketing/ business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities and fulfillment of Alliance's leadership criteria.

As of December 31, 2006, no member of the Alliance Team beneficially owned securities in any of the Funds that invest in the Value & Income Portfolio.


Ark Asset Management Co., Inc. ("Ark") Ark has been a registered investment adviser since July 10, 1989. Ark was formed in July 1989 and is owned by Ark Asset Holdings, Inc. Ark Asset Holdings, Inc. is owned by certain Ark employees.


Joel Kurth and Nancy Peretz are responsible for the day-to-day supervision of the Growth & Income Portfolio and Equity Growth Portfolio on behalf of Ark.


As of December 31, 2006, Mr. Kurth and Ms. Peretz each managed assets for (i) 7 other registered investment companies having approximately $0.69 billion in total assets, (ii) 12 other pooled investment vehicles having approximately $1.47 billion in total assets, and (iii) 84 other accounts having approximately $4.93 billion in total assets (with Ark's advisory fee being based on performance for one of such accounts, which had approximately $79 million in total assets).


The annual compensation of Mr. Kurth and Ms. Peretz is comprised of salary and incentive bonuses, which are based on (a) Ark's profitability; (b) each portfolio manager's group's profitability; and (c) each portfolio manager's (i) contribution to investment ideas and the investment process, (ii) skill as a professional, and (iii) effective interface with clients and other professionals at Ark.

As of December 31, 2006, neither Mr. Kurth nor Ms. Peretz beneficially owned securities in any of the Funds that invest in the Growth & Income Portfolio or Equity Growth Portfolio.

Aronson+Johnson+Ortiz, LP ("AJO"). AJO was founded in 1984 and became a registered investment adviser on December 11, 1984. AJO is owned and operated by nine principals, with experience in portfolio management, security analysis, trading, consulting, public accounting and econometrics.


Theodore A. Aronson, Kevin M. Johnson, Martha E. Ortiz, Stefani Cranston, Gina Marie N. Moore, and R. Brian Wenzinger (the "AJO Team") are responsible for the day-to-day supervision of the Growth & Income Portfolio on behalf of AJO.



As of December 31, 2006, each member of the AJO Team managed assets for (i) 15 other registered investment companies having approximately $4.3 billion in total assets (with AJO's advisory fee being based on performance for two of such registered investment companies, which had approximately $106 million in total assets), (ii) 22 other pooled investment vehicles having approximately $5.1 billion in total assets (with AJO's advisory fee being based on performance for four of such pooled investment vehicles, which had approximately $616 million in total assets), and (iii) 100 other accounts having approximately $18.4 billion in total assets (with AJO's advisory fee being based on performance for forty-six of such accounts, which had approximately $5.4 billion in total assets).



Each member of the AJO Team is a principal of AJO. Remuneration to principals is derived from base salary, profit sharing, and an annual contribution to AJO's Simplified Employee Pension Plan program. In addition, bonuses are awarded to (principals and associates), based on merit and hard work. No part of any individual's compensation is derived from performance or asset value of any account.


As of December 31, 2006, no member of the AJO Team beneficially owned securities in any of the Funds that invest in the Growth & Income Portfolio.


BlackRock Financial Management, Inc. ("BlackRock") BlackRock, a Delaware corporation, is a wholly-owned indirect subsidiary of BlackRock Inc. BlackRock is a registered investment adviser organized in 1994.


Scott Amero and Keith Anderson are responsible for the day-to-day supervision of the Core Bond Portfolio on behalf of BlackRock.


As of December 31, 2006, Mr. Amero managed assets for (i) 25 other registered investment companies having approximately $18.4 billion in total assets, (ii) 5 other pooled investment vehicles having approximately $2.2 billion in total assets (with BlackRock's advisory fee being based on performance for three of such pooled investment vehicles, which had approximately $2.1 billion in total assets), and (iii) 252 other accounts having approximately $92.3 billion in total assets (with BlackRock's advisory fee being based on performance for nineteen of such accounts, which had approximately $6.9 billion in total assets).



As of December 31, 2006, Mr. Anderson managed assets for (i) 41 other registered investment companies having approximately $31.4 billion in total assets, (ii) 31 other pooled investment vehicles having approximately $7.8 billion in total assets (with BlackRock's advisory fee being based on performance for four of such pooled investment vehicles, which had approximately $1.6 billion in total assets), and (iii) 281 other accounts having approximately $94.1 billion in total assets (with BlackRock's advisory fee being based on performance for twenty-four of such accounts, which had approximately $7.8 billion in total assets).



Stuart Spodek and Brian Weinstein are responsible for the day-to-day supervision of the Inflation-Protected Securities Portfolio on behalf of BlackRock.



As of December 31, 2006, Mr. Spodek managed assets for (i) 15 other registered investment companies having approximately $9.5 billion in total assets (BlackRock's advisory fee was not based on the performance of any of such registered investment companies), (ii) 6 other pooled investment vehicles having approximately $2.6 billion in total assets (with BlackRock's advisory fee being based on performance for 3 of such pooled investment vehicles, which had approximately $2.1 billion in total assets), and (iii) 152 other accounts having approximately $36.2 billion in total assets (with BlackRock's advisory fee being based on performance for 14 of such accounts, which had approximately $3.2 billion in total assets).



As of December 31, 2006, Mr. Weinstein managed assets for (i) 4 other registered investment companies having approximately $1.5 billion in total assets (BlackRock's advisory fee was not based on the performance of any of such registered investment companies), (ii) 2 other pooled investment vehicles having approximately $250.1 million in total assets (BlackRock's advisory fee was not based on the performance of any of such pooled investment vehicles), and (iii) 50 other accounts having approximately $19.6 billion in total assets (with BlackRock's advisory fee being based on performance for 1 of such accounts, which had approximately $456 million in total assets).



BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.



Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:



     Long-Term Retention and Incentive Plan ("LTIP") -- The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock.



     Deferred Compensation Program -- A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm's investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm's hedge funds and other unregistered products. In addition, prior to 2005, a portion of the annual compensation of certain senior managers was mandatorily deferred in a similar manner for a number of years. Beginning in 2005, a portion of the annual compensation of certain senior managers, is paid in the form of BlackRock, Inc. restricted stock units which vest ratably over a number of years.



     Options and Restricted Stock Awards -- While incentive stock options are not currently being awarded to BlackRock employees, BlackRock, Inc. previously granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Certain portfolio managers have been granted stock options in prior years, and participate in BlackRock's restricted stock program.



     Incentive Savings Plans -- BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan
     (RSP) and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. Company contributions follow the investment direction set by participants for their own contributions or absent, employee investment direction, are invested into a stable value fund. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.



Annual incentive compensation for each portfolio manager is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's teamwork and contribution to the overall performance of these portfolios and BlackRock. Unlike many other firms, portfolio managers at BlackRock compete against benchmarks rather than each other. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts are measured. A group of BlackRock, Inc.'s officers determines the benchmarks against which to compare the performance of funds and other accounts managed by each portfolio manager. With respect to Messrs. Amero and Anderson the relevant benchmark is the Lehman Brothers Aggregate Index. With respect to Messrs. Spodek and Weinstein the relevant benchmark is the Lehman Brothers Global Real U.S. TIPS Index.



The group of BlackRock, Inc.'s officers then makes a subjective determination with respect to the portfolio manager's compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation for serving in these other capacities.



As of December 31, 2006, neither Mr. Amero nor Mr. Anderson beneficially owned securities in any of the Funds that invest in the Core Bond Portfolio. As of December 31, 2006, neither Mr. Spodek nor Mr. Weinstein beneficially owned any securities in any of the Funds that invest in the Inflation-Protected Securities Portfolio.


Columbus Circle Investors ("CCI"). CCI, a Delaware General Partnership, was established in 1975 as in-house managers for Gulf & Western Industries (now part of Viacom, Inc.) and has been a registered investment adviser since 1994.

Clifford Fox and Michael Iacono are responsible for the day-to-day supervision of the Mid-Cap Growth Portfolio on behalf of CCI.


As of December 31, 2006, Mr. Fox managed assets for (i) 1 other registered investment company having approximately $30.3 million in total assets, (ii) 6 other pooled investment vehicles having approximately $271.8 million in total assets, and (iii) 39 other accounts having approximately $1.82 billion in total assets. As of December 31, 2006, Mr. Iacono managed assets for (i) 1 other registered investment company having approximately $30.3 million in total assets, (ii) 2 other pooled investment vehicles having approximately $157.4 million in total assets, and (iii) 36 other accounts having approximately $1.77 billion in total assets. CCI's advisory fee was not based on the performance of such registered investment companies, pooled investments vehicles or other accounts.


Mr. Fox's and Mr. Iacono's compensation consists of base salary plus each manager's partnership share of overall firm profits. Mr. Fox and Mr. Iacono also receive a company match on amounts contributed to the company 401(k) plan.

As of December 31, 2006, neither Mr. Fox nor Mr. Iacono beneficially owned securities in any of the Funds that invest in the Mid-Cap Growth Portfolio.


Cramer, Rosenthal, McGlynn, LLC ("CRM"). CRM was founded in 1973 and is minority owned by Wilmington Trust.

Jay B. Abramson, Carl D. Brown, Brendan J. Hartman, and Robert L. Rewey, III are responsible for the day-to-day supervision of the Mid-Cap Value Portfolio on behalf of CRM.



As of December 31, 2006, Mr. Abramson managed assets for (i) 2 other registered investment companies having approximately $3.6 billion in total assets, (ii) 3 other pooled investment vehicles having approximately $145 million in total assets (with CRM's advisory fees being based on performance for all of such investment vehicles), and (iii) 62 other accounts having approximately $1.8 billion in total assets (with CRM's advisory fees being based on performance for one of such accounts, which had approximately $52 million in total assets).



As of December 31, 2006, Messrs. Brown, Hartman and Rewey each managed assets for (i) 2 other registered investment companies having approximately $3.6 billion in total assets, (ii) no other pooled investment vehicles, and (iii) 62 other accounts having approximately $1.8 billion in total assets (with CRM's advisory fee being based on performance for one of such accounts, which had approximately $52 million in total assets).



Mr. Abramson, Mr. Brown, Mr. Hartman, and Mr. Rewey are generally responsible for multiple accounts with similar investment strategies. For example, the managers of CRM's mid-cap value investment strategy are responsible for investment decisions for registered investment companies and separately-managed institutional accounts that pursue a mid-cap value investment strategy. Portfolio managers are compensated on portfolio management of the aggregate group of similar accounts rather than for a specific account.



The compensation package for these portfolio managers consists of several components: base pay, annual incentive and long-term incentive. The base pay program provides a level of base pay that is competitive with the marketplace and reflects a portfolio manager's contribution to CRM's success. A 401(k) plan is also offered with a company matching component.


The annual incentive plan provides cash bonuses dependent on portfolio performance and individual contributions. The most significant portion of the bonus is determined based on the aggregate portfolio pre-tax performance results over one, two and three year periods relative to peer groups and benchmarks, and the remaining portion is based on certain qualitative factors discussed below.


The benchmark used to determine the bonuses of Mr. Abramson, Mr. Brown, Mr. Hartman, and Mr. Rewey is the Russell Midcap Value Index.



Bonuses vary depending on the scope of accountability and experience level of the individual portfolio manager. An individual's bonus is based upon relative performance of their assigned portfolios compared to a peer group and benchmark, and is generally geared to rewarding top quartile performance on a trailing three-year basis. Qualitative factors such as leadership, teamwork and overall contribution made during the year are also considered.


The long-term incentive plan provides an opportunity for experienced portfolio managers and other key contributors to CRM to be rewarded in the future depending on the achievement of financial goals and value creation. The plan, which is comprised of a profit-sharing component and option program, was created as a means of more closely aligning the interests of CRM professionals with that of the firm. The size of actual awards varies. The profit-sharing plan is based on the income of the firm. Option awards are comprised of member options in CRM. The value of the stock options is dependent upon CRM's underlying valuation, as well as the exercise price. Options generally vest over a three-year period.


As of December 31, 2006, Mr. Abramson and Mr. Brown each beneficially owned between $101,001 and $500,000 in shares of securities in the Funds that invest in the Mid-Cap Value Portfolio and Mr. Hartman and Mr. Rewey each beneficially owned between $50,001 and $100,000 in shares of securities in the Funds that invest in the Mid-Cap Value Portfolio.



EARNEST Partners, LLC ("EARNEST"). EARNEST was formed in 1997 and is wholly owned by its employees. EARNEST has been a registered investment adviser since 1999.

Paul Viera is responsible for the day-to-day supervision of the Small-Cap Value Portfolio and Special Equity Portfolio on behalf of EARNEST.



As of December 31, 2006, Mr. Viera managed assets for (i) 11 other registered investment companies having approximately $2.7 billion in total assets, (ii) 8 other pooled investment vehicles having approximately $26 million in total assets (with EARNEST's advisory fee being based on performance for one such pooled investment vehicle, which had approximately $2.6 million in total assets), and (iii) 299 other accounts having approximately $19.4 billion in total assets (with EARNEST's advisory fee being based on performance for twelve of such accounts, which had approximately $773 million in total assets).



Mr. Viera's compensation consists of a salary, equity ownership, and a discretionary bonus, a portion of which may consist of profit sharing and/or deferred compensation. EARNEST also matches a portion of Mr. Viera's 401(k) contributions, if any. The bonus is a function of client satisfaction with respect to investment results and service.


As of December 31, 2006, Mr. Viera did not beneficially own securities in any of the Funds that invest in the Small-Cap Value Portfolio or the Special Equity Portfolio.

Eaton Vance Management. Eaton Vance Management was organized as a Massachusetts business trust in 1990 and is a wholly owned subsidiary of Eaton Vance Corp.

Linda Carter and Michael W. Weilheimer are responsible for the day-to-day supervision of the High Yield Bond Portfolio on behalf of Eaton Vance Management.


As of December 31, 2006, Ms. Carter managed assets for (i) no other registered investment companies, (ii) 1 other pooled investment vehicle having approximately $7.1 million in total assets, and (iii) 7 other accounts having approximately $231.6 million in total assets. Eaton Vance Management's advisory fee was not based on the performance for such other accounts.



As of December 31, 2006, Mr. Weilheimer managed assets for (i) 8 other registered investment companies having approximately $4.5 billion in total assets, (ii) 4 other pooled investment vehicles having approximately $91.1 million in total assets (with Eaton Vance Management's advisory fee being based on performance for three of such pooled investment vehicles which had approximately $84 million in total assets), and (iii) 7 other accounts having approximately $231.6 million in total assets. Eaton Vance Management's advisory fee was not based on the performance for such registered investment companies or such other accounts.



Compensation of Eaton Vance Management portfolio managers, including Ms. Carter and Mr. Weilheimer, and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase non-voting common stock of Eaton Vance Management's corporate parent, Eaton Vance Corp., and/or restricted shares of Eaton Vance Corp.'s non-voting common stock. Eaton Vance Management investment professionals also receive certain retirement, insurance and other benefits that are broadly available to Eaton Vance Management employees.


Compensation of Eaton Vance's investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year-end of Eaton Vance Corp.

Eaton Vance Management compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts as opposed to peer groups or benchmarks. Performance is normally based on periods ending on the September 30th preceding fiscal year-end. Fund performance is evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. Performance is evaluated on a pre-tax basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund's success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance. The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers' performance in meeting them.

Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Eaton Vance Management and its parent company. Eaton Vance Management's overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of Eaton Vance Management portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

As of December 31, 2006, neither Ms. Carter nor Mr. Weilheimer beneficially owned securities in any of the Funds that invest in the High Yield Bond Portfolio.


Goldman Sachs Asset Management, L.P. ("GSAM(R)"). GSAM has been registered as an investment adviser with the Securities and Exchange Commission since 1990 and is an affiliate of Goldman, Sachs & Co.



Melissa Brown and Robert C. Jones are responsible for the day-to-day supervision of the Balanced Portfolio and the Growth & Income Portfolio on behalf of GSAM.



As of December 31, 2006, Ms. Brown and Mr. Jones each managed assets for (i) 66 other registered investment companies having approximately $24.2 billion in total assets, (ii) 42 other pooled investment vehicles having approximately $19.1 billion in total assets, and (iii) 641 other accounts having approximately $71.7 billion in total assets (with GSAM's advisory fee being based on performance for forty-seven of such accounts, which had approximately $14.3 billion in total assets).



The compensation packages for Ms. Brown and Mr. Jones are comprised of a base salary and performance bonus. The performance bonus is a function of each portfolio manager's individual performance, his or her contribution to the overall performance of certain strategies and annual revenues in the investment strategy which in part is derived from advisory fees and, for certain accounts, performance based fees.



The performance bonuses for Ms. Brown and Mr. Jones are significantly influenced by the following criteria: (1) whether the teams' pre-tax performance exceeded performance benchmarks over one-, three-, and five-year periods, (2) whether the portfolio manager managed portfolios within a defined range around a targeted tracking error and risk budget; (3) consistency of performance across accounts with similar profiles; and (4) communication with other portfolio managers within the research process. In addition, the other factors that are also considered when the amount of performance bonus is determined: (1) whether the team performed consistently with objectives and client commitments; (2) whether the team achieved top tier rankings and ratings; and (3) whether the team managed all similarly mandated accounts in a consistent manner. Benchmarks for measuring performance can either be broad based or more narrow indices which will vary based on client expectations. The benchmark for the Balanced Portfolio is the S&P 500 Index.



GSAM's decision may also be influenced by the following: the performance of GSAM; the profitability of Goldman, Sachs & Co.; and anticipated compensation levels among competitor firms.



In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers, including Ms. Brown and Mr. Jones, in place including (i) a 401(k) program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman Sachs & Co.

makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Ms. Brown and Mr. Jones may also receive grants of restricted stock units and/or stock options as part of their compensation.


Certain GSAM portfolio managers also may participate in the firm's Partner Compensation Plan, which covers many of the firm's senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs' overall financial performance.


As of December 31, 2006, neither Ms. Brown nor Mr. Jones beneficially owned securities in any of the Funds that invest in the Balanced Portfolio or the Growth & Income Portfolio.


Hotchkis and Wiley Capital Management, LLC ("Hotchkis"). Hotchkis Capital Management, LLC was formed in 1980 and is independently owned.



Patricia McKenna, Sheldon Lieberman, George Davis, Stan Majcher, and David Green (the "Hotchkis Team") are the five individuals who have the most significant responsibility for the day-to-day supervision of the Value Portfolio on behalf of Hotchkis.



As of December 31, 2006, each member of the Hotchkis Team managed assets for (i) 16 other registered investment companies having approximately $15.4 billion in total assets (with Hotchkis' advisory fee being based on performance for one of such registered investment companies, which had approximately $2.7 billion in total assets), (ii) 8 other pooled investment vehicles having approximately $1 billion in total assets, and (iii) 164 other accounts having approximately $19 billion in total assets (with Hotchkis' advisory fee being based on performance for seven of such accounts, which had approximately $1.3 billion in total assets).


Hotchkis investment professionals, including the members of the Hotchkis Team, receive a base salary and are eligible for an annual bonus. Some Hotchkis Team members also are involved in client servicing, marketing and in the general management of Hotchkis and are evaluated and compensated based on these functions as well as their investment management activities.


Hotchkis believes consistent execution of the proprietary research process results in superior, risk-adjusted portfolio returns. It is the quality of the investment professional's execution of this process rather than the performance of particular securities that is evaluated in determining compensation. Compensation likewise is not tied to performance of the Value Portfolio or separate accounts, of specific industries within the Value Portfolio or separate accounts or to any type of asset or revenue related objective, other than to the extent that the overall revenues of Hotchkis attributable to such factors may affect the size of the Hotchkis' overall bonus pool.



Bonuses and salaries for investment professionals are determined by the Chief Executive Officer of Hotchkis using annual evaluations, compensation surveys, feedback from other employees and advice from members of Hotchkis' Executive Committee and Hotchkis' Compensation Committee. The amount of the bonus usually is shaped by the total amount of Hotchkis' bonus pool available for the year, which is generally a function of net income, but no investment professional receives a bonus that is a pre-determined percentage of net income.


Each member of the Hotchkis Team owns equity in Hotchkis.

As of December 31, 2006, no member of the Hotchkis Team beneficially owned securities in any of the Funds that invest in the Value Portfolio.


INVESCO Institutional (N.A.), Inc. ("INVESCO"). INVESCO was formed in 1971 and has been a registered investment adviser since 1971. INVESCO is indirectly wholly owned by AMVESCAP PLC.


Jeremy Lefkowitz, Dan Kostyk, Glen Murphy, Anthony Munchak, and Francis Orlando (the "INVESCO Team") are responsible for the day-to-day supervision of the Special Equity Portfolio on behalf of INVESCO.

As of December 31, 2006, Mr. Lefkowitz managed assets for (i) 3 other registered investment companies, having approximately $217.1 million in total assets (INVESCO's advisory fee being based on performance of one such registered investment company, which had approximately $43.1 million in total assets), (ii) 25 other pooled investment vehicles having approximately $3.9 billion in total assets (with INVESCO's advisory fee being based on performance of two such pooled investment vehicles, having approximately $535.2 million in total assets and a portion of another such pooled investment vehicle), and (iii) 102 other accounts having approximately $14.8 billion in total assets (with INVESCO's advisory fee being based on performance for twenty-four of such accounts, which had approximately $4.9 billion in total assets).



As of December 31, 2006, Messrs. Kostyk, Murphy, Munchak, and Orlando each managed assets for (i) 2 other registered investment companies having approximately $174 million in total assets, (ii) 10 other pooled investment vehicles having approximately $870.6 million in total assets, and (iii) 45 other accounts having approximately $4.6 billion in total assets (with INVESCO's advisory fee being based on performance for seven of such accounts, which had approximately $1.4 billion in total assets).


INVESCO Team members receive a base salary based upon an individual's experience and responsibilities through the use of independent compensation surveys of the investment management industry. INVESCO Team members may also receive an incentive annual cash bonus which has a performance driven component and a discretionary component, the combined total of which will typically range from 50 to over 100 percent of the manager's base salary. In addition, INVESCO Team members may be awarded options to purchase common shares and/or granted restricted shares or deferred shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent. INVESCO Team members are also provided life insurance coverage in the form of a group variable universal life insurance policy and are eligible to participate in a non-qualified deferred compensation plan. INVESCO Team members may also participate in benefit plans and programs available generally to employees.

The compensation of INVESCO Team members is reviewed and may be modified each year as appropriate to reflect changes in the market as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. INVESCO evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation.

As of December 31, 2006, no member of the INVESCO Team beneficially owned securities in any of the Funds that invest in the Special Equity Portfolio.


LSV Asset Management ("LSV"). LSV was formed in 1994 and is owned by fifteen equity partners, all of whom are actively involved in the business. The employees of LSV own a majority of the firm's equity.


Josef Lakonishok, Robert Vishny, Menno Vermeulen, CFA and Puneet Mansharamani, CFA (the "LSV Team") are responsible for the day-to-day supervision of the Mid-Cap Value Portfolio and the International Equity Portfolio on behalf of LSV.


As of December 31, 2006, each member of the LSV Team managed assets for (i) 25 other registered investment companies having approximately $7.7 billion in total assets, (ii) 21 other pooled investment vehicles having approximately $7.5 billion in total assets, and (iii) 505 other accounts having approximately $53.5 billion in total assets (with LSV's advisory fee being based on the performance of twenty-two of such accounts, which had approximately $3.2 billion in total assets).


The compensation of each LSV Team member consists of a salary and a discretionary bonus, which is based on the profitability of LSV and each individual's performance. Individual performance is subjective and may be based on a number of factors, including an individual's leadership and contribution to strategic planning. Each LSV Team member also is a partner in LSV and, as such, receives a portion of the overall profit of LSV as part of his ownership interest.

As of December 31, 2006, no LSV Team member beneficially owned securities in any of the Funds that invest in Mid-Cap Value Portfolio or the International Equity Portfolio.


Marsico Capital Management, LLC ("Marsico"). Marsico was organized in September 1997 and is an indirect wholly-owned subsidiary of Bank of America Corporation.


Thomas F. Marsico is responsible for the day-to-day management of the Equity Growth Portfolio on behalf of Marsico.


As of December 31, 2006, Mr. Marsico managed assets for (i) 36 other registered investment companies having approximately $34.2 billion in total assets, (ii) 14 other pooled investment vehicles having approximately $2.3 billion in total assets, and (iii) 189 other accounts having approximately $28.2 billion in total assets (with Marsico's advisory fee being based on performance for one of such accounts, which had approximately $12.5 billion in total assets).


Mr. Marsico's compensation consists of a base salary (reevaluated at least annually) and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) Marsico's overall profitability for the period, and (2) individual achievement and contribution. Mr. Marsico's compensation is dependent upon, among other factors, the overall performance of all accounts for which he provides investment advisory services. Mr. Marsico does not receive special consideration based on the performance of particular accounts. Exceptional individual efforts by portfolio managers at Marsico are rewarded through greater participation in the firm's bonus pool. Mr. Marsico's compensation comes solely from Marsico. Although Marsico may compare account performance with relevant benchmark indices, Mr. Marsico's compensation is not directly tied to achieving any pre-determined or specified level of performance.

In order to encourage a long-term time horizon for managing portfolios, Marsico seeks to evaluate each portfolio manager's individual performance over periods longer than the immediate compensation period. In addition, portfolio managers are compensated based on other criteria, including effectiveness of leadership within Marsico's investment team, contributions to Marsico's overall investment performance, discrete securities analysis, and other factors. In addition to his salary and bonus, Mr. Marsico may participate in other Marsico benefits to the same extent and on the same basis as other Marsico employees.

As of December 31, 2006, Mr. Marsico did not beneficially own securities in any of the Funds that invest in the Equity Growth Portfolio.


Mazama Capital Management, Inc. ("Mazama"). Mazama was founded and became a registered investment adviser in 1997.


Ronald A. Sauer, Stephen C. Brink, Gretchen Novak, Timothy P. Butler and Michael
D. Clulow are the five individuals who have the most significant responsibility for the day-to-day supervision of the Special Equity Portfolio on behalf of Mazama.


As of December 31, 2006, each member of the Mazama Team managed assets for (i) 10 other registered investment companies with approximately $1.27 billion in assets, (ii) no pooled investment vehicles, and (iii) 75 other accounts having approximately $5.8 billion in assets (with Mazama's advisory fee being based on performance for two of such accounts, which had approximately $237 million in total assets).



Mazama's compensation structure is designed to attract and retain highly skilled investment professionals. The compensation is structured to maximize performance and keep the interests of each member of Mazama's portfolio management team aligned with those of Mazama's clients. The incentive compensation structure keeps each member of the team focused on the relative performance of each strategy versus its respective benchmark. Each Portfolio Manager receives a base salary representing 20-30% of cash compensation and a performance based incentive representing 70-80% of cash compensation. The performance based incentive compensation is based on the portfolio management fees received by Mazama for all accounts under management. Cash compensation increases as assets under management increase, whether by appreciation or by attracting new clients, both of which are accomplished by achieving higher than average excess returns. Excess returns are measured as the difference between our portfolio returns and the returns of the benchmark for the portion of the fund managed by Mazama (i.e.

Russell 2000 Growth Index, Russell 2500 Growth Index Russell Mid Cap Growth or Russell 3000 Growth Index).


Equity based incentives have been a significant part of Mazama's compensation plan since the firm's inception. In total, Mazama's Investment Team represents over 70% of the equity of the firm on a fully diluted basis. Every member of the Investment Team is either a direct equity owner or an option holder or both.


As of December 31, 2006, no member of the Mazama Team beneficially owned securities in any of the Funds that invest in the Special Equity Portfolio.


Merganser Capital Management Limited Partnership ("Merganser"). Merganser was formed in 2000, as the successor to the business of an investment adviser formed in 1984, and is owned by certain of its employees.


Douglas A. Kelly and Peter S. Kaplan are responsible for the day-to-day supervision of the High Quality Bond Portfolio on behalf of Merganser.


As of December 31, 2006, Mr. Kelly and Mr. Kaplan each managed assets for (i) 2 other registered investment companies having approximately $364 million in total assets, (ii) 5 other pooled investment vehicles having approximately $383 million in total assets, and (iii) 36 other accounts having approximately $4.0 billion in total assets. Merganser's advisory fee was not based on the performance of any of such registered investment companies, pooled accounts or other accounts.


The compensation of Mr. Kelly and Mr. Kaplan consists of salary and bonus. Each manager's salary is determined by his overall job performance and value to Merganser and bonus is based on a formula that is the same for all non-marketing employees of Merganser. This formula is based on salary level and Merganser's change in revenue from year to year. No portion of either manager's compensation is based in any way on the assets of the High Quality Bond Portfolio or its performance. Each manager also enjoys financial benefits from his equity position in the firm.

As of December 31, 2006, neither Mr. Kelly nor Mr. Kaplan beneficially owned any securities in any of the Funds that invest in the High Quality Bond Portfolio.


Mesirow Financial Management, Inc. ("Mesirow Financial"). Mesirow Financial was established in 1974, and is a majority employee-owned indirect subsidiary of Mesirow Financial Holdings, Inc., a diversified financial services firm.


Michael A. Crowe and Rosa Welton are responsible for the day-to-day supervision of the Small-Cap Value Portfolio on behalf of Mesirow Financial.


As of December 31, 2006, each member of the Mesirow Financial team managed assets for (i) 2 other pooled investment vehicles having approximately $64 million in total assets, and (ii) 21 other accounts having approximately $566 million in total assets. As of December 31, 2006, no member of the Mesirow Financial team managed assets for other registered investment companies.


Portfolio manager compensation generally consists of a base salary, bonus, retirement plan, and the opportunity to purchase Mesirow Financial stock. The bonus is based on a number of objective and subjective factors, including portfolio performance, assets under management, new business development, client satisfaction, research contribution, and profitability of Mesirow Financial. Portfolio performance is measured against the Russell 2000 Value Index. Due to the team-based investment process, the weighting given to portfolio performance is equal for all team members.

As of December 31, 2006, neither Mr. Crowe nor Ms. Welton owned securities in any of the Funds that invest in the Small-Cap Value Portfolio.


Perimeter Capital Partners LLC ("Perimeter"). Perimeter, a registered investment adviser, was founded in 2006.


Mark D. Garfinkel, CFA, is responsible for the day-to-day supervision of the Small-Cap Growth Portfolio on behalf of Perimeter.

As of December 31, 2006, Mr. Garfinkel managed assets for (i) no other registered investment companies, (ii) 2 other pooled investment vehicles having approximately $31 million in total assets, and (iii) 3 other accounts having approximately $151 million in total assets. Perimeter's advisory fee was not based on performance for such registered investment companies, pooled investments vehicles or other accounts.


Perimeter offers all employees salaries that are competitive with industry norms. All full-time employees, including portfolio managers, are provided a benefits package on substantially similar terms. Additionally, Perimeter has instituted a bonus pool, which will further compensate investment management employees based on assets under management, performance, client retention, and contribution to the team. Mr. Garfinkel earns cash compensation in the form of a base salary, which currently comprises the largest percentage of the portfolio manager's compensation. Neither the portfolio manager nor any member of the investment team receives direct compensation from the fund or account under management. Every member of the investment team has equity ownership in the firm, and the preponderance of their compensation will be driven by this factor.

As of December 31, 2006, Mr. Garfinkel did not beneficially own securities in any of the Funds that invest in the Small-Cap Growth Portfolio.


RiverSource Investments LLC ("RiverSource"). RiverSource has been a registered investment adviser since December 1985, and is a wholly-owned subsidiary of Ameriprise Financial, Inc.



Warren Spitz, Steven Schroll, Laton Spahr, and Paul Stocking are responsible for the day-to-day supervision of the Mid-Cap Value Portfolio on behalf of RiverSource.



As of December 31, 2006, each member of the RiverSource team managed assets for
(i) 8 other registered investment companies having approximately $16.5 billion in total assets (with RiverSource's advisory fee being based on performance for six of such other registered investment companies, which had approximately $16.3 million in total assets), (ii) one other pooled investment vehicle having approximately $102 million in total assets, and (iii) 3 other accounts having approximately $371 million in total assets.


Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus, a portion of which may be subject to a mandatory deferral program, and may include (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual bonus is paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, institutional portfolios and hedge funds. Funding for the bonus pool for equity portfolio managers is determined by a percentage of the aggregate assets under management in the accounts managed by the portfolio managers, including the Portfolio, plus, where applicable, a percentage of the assets of the funds they support as research analysts, and by the short term (typically one-year) and long-term (typically three-year) pre-tax performance of those accounts in relation to the relevant peer group universe. With respect to hedge funds and separately managed accounts that follow a hedge fund mandate, funding for the bonus pool is a percentage of performance fees earned on the hedge funds or accounts managed by the portfolio managers, plus, where applicable, a percentage of performance fees earned on the hedge funds or accounts they support as research analysts.


Senior management of RiverSource has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager's bonus paid from this portion of the bonus pool based on his/her performance as an employee. In addition, where portfolio managers invest in a hedge fund managed by the investment manager, they receive a cash reimbursement for the fees charged on their hedge fund investments. RiverSource portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other RiverSource employees. Depending upon their job level, RiverSource portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource employees at the same job level.


As of December 31, 2006, none of Messrs. Spitz, Schroll, Spahr, or Stocking beneficially owned securities in any of the Funds that invest in the Mid-Cap Value Portfolio.

RS Investment Management Co. LLC ("RS"). RS is a Delaware limited liability company, and it or its investment affiliates have been managing mutual fund investments since 1987. Guardian Investor Services LLC owns a majority of the outstanding interests in RS.


William J. Wolfenden is responsible for the day-to-day supervision of the Special Equity Portfolio on behalf of RS.


As of December 31, 2006, Mr. Wolfenden managed assets for (i) 9 other registered investment companies having approximately $598 million in total assets, (ii) no other pooled investment vehicles, and (iii) 3 other accounts having approximately $56.6 million in total assets. RS's advisory fee was not based on performance for such registered investment companies or other accounts.


RS compensation structure for its portfolio managers, including Mr. Wolfenden generally consists of base salary and bonus. Bonuses are based on a number of factors, including (i) pre-tax investment performance for each account managed by a portfolio manager against a relevant peer group over one-and three-year periods, with an emphasis on the most recent one-year period, and (ii) the experience of the portfolio manager. In addition to base salary and bonus, RS's portfolio managers participate in profits of their group based on each portfolio manager's profit sharing percentage, which are set at the beginning of each year based on a number of factors including tenure, assets under management, long-term investment performance (compared to the Russell 2000 Growth Index), and overall contribution to the group's investment performance.

As of December 31, 2006, Mr. Wolfenden did not beneficially own securities in Funds that invest in the Special Equity Portfolio.

TCW Investment Management Company ("TCW"). TCW was formed in 1971.

Diane E. Jaffee is responsible for the day-to-day supervision of the Value & Income Portfolio on behalf of TCW.


As of December 31, 2006, Ms. Jaffee managed assets for (i) 7 other registered investment companies having approximately $3.0 billion in total assets, (ii) 11 other pooled investment vehicles having approximately $6.6 billion in total assets (with TCW's advisory fee being based on performance for six of such pooled investment vehicles, which had approximately $6.3 billion in total assets), and (iii) 87 other accounts having approximately $9.6 billion in total assets (with TCW's advisory fee being based on performance for one of such accounts which had approximately $591 million in total assets).



The overall objective of the compensation program for portfolio managers is for TCW to attract what it considers competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the portfolio managers for their contribution to the success of their clients and TCW and its affiliates within The TCW Group (referred to in hereinafter in this section as "TCW"). Portfolio managers, including Ms. Jaffee, are compensated through a combination of base salary, profit sharing based compensation ("profit sharing"), bonus and equity incentive participation in TCW's immediate parent, The TCW Group, Inc. and/or ultimate parent, Societe Generale ("equity incentives"). Profit sharing and equity incentives generally represent most of the portfolio managers' compensation. In some cases, portfolio managers are eligible for discretionary bonuses.



Salary. Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of the portfolio manager's compensation.



Profit Sharing. Profit sharing is linked quantitatively to a fixed percentage of income relating to accounts in the investment strategy area for which the portfolio managers are responsible and is paid quarterly. Profit sharing may be determined on a gross basis, without the deduction of expenses; in most cases, revenues are allocated to a pool and profit sharing compensation is paid out after the deduction of group expenses. The profit sharing percentage used to compensate a portfolio manager for management of the Value & Income Portfolio is generally the same as that used to compensate them for all other client accounts they manage in the same strategy for TCW, with limited exceptions involving grandfathered accounts (accounts that become clients of TCW before or after a specified date or former clients of a manager that joined TCW from another firm), firm capital of TCW or accounts sourced through a distinct distribution channel. Income included in a profit sharing pool will relate to the products managed by the portfolio manager. In some cases, the pool includes revenues related to more than one equity or fixed income product where the portfolio managers work together as a team, in which case each participant in the pool is entitled to profit sharing derived from all the included products. In certain cases, a portfolio manager may also participate in a profit sharing pool that includes revenues from products besides the strategies offered in the TCW Funds, including alternative investment products (as described below); the portfolio manager would be entitled to participate in such pool where he or she supervises, is involved in the management of, or is associated with a group, other members of which manage, such products. Profit sharing arrangements are generally the result of agreement between the portfolio manager and TCW, although in some cases they may be discretionary based on supervisor allocation.



In some cases, the profit sharing percentage is subject to increase based on the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof. The benchmark used is the one associated with the Value & Income Portfolio managed by the portfolio manager as disclosed in the prospectus. Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts.



Certain accounts of TCW (but not the Value & Income Portfolio) have a performance (or incentive) fee in addition to or in lieu of an asset-based fee. For these accounts, the profit sharing pool from which the portfolio managers' profit sharing compensation is paid will include the performance fees. For investment strategies investing in marketable securities, the performance fee normally consists of an increased asset-based fee, the increased percentage of which is tied to the performance of the account relative to a benchmark (usually the benchmark associated with the strategy). In these marketable securities strategies, the profit sharing percentage applied relative to performance fees is generally the same as it is for the asset-based fees chargeable to the Fund. In the case of alternative investment strategies and TCW's "alpha strategies," performance fees are based on the account achieving net gains over a specified rate of return to the account or to a class of securities in the account. Profit sharing for alternative investment strategies may also include structuring or transaction fees. "Alpha strategies" are those in which the strategy seeks to provide incremental risk-adjusted return relative to a LIBOR rate of return through alpha and beta isolation techniques, that include the use of options, forwards and derivative instruments. "Alternative investment strategies" include
(a) mezzanine or other forms of privately placed financing, distressed investing, private equity, project finance, real estate investments, leveraged strategies (including short sales) and other similar strategies or (b) strategies that are offered in structured vehicles, such as collateralized loan obligations or collateralized debt obligations or in private funds (sometimes referred to as hedge funds). In the case of certain alternative investment products in which a portfolio manager may be entitled to profit sharing compensation, the profit sharing percentage for performance fees may be lower or higher than the percentage applicable to the asset-based fees.



Discretionary Bonus/Guaranteed Minimums. In general, portfolio managers do not receive discretionary bonuses. However, in some cases where portfolio managers do not receive profit sharing or where the company has determined the combination of salary and profit sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by TCW. Also, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory bonus if the sum of their salary and profit sharing does not meet certain minimum thresholds.



Equity Incentives. All portfolio managers, including Ms. Jaffee, participate in equity incentives based on overall firm performance of TCW and its affiliates, through stock ownership or participation in stock option or stock appreciation plans of TCW and/or Societe Generale. The TCW 2001 and 2005 TCW Stock Option Plans provide eligible portfolio managers the opportunity to participate in an effective economic interest in TCW, the value of which is tied to TCW's annual financial performance as a whole.

Participation is generally determined in the discretion of TCW, taking into account factors relevant to the portfolio manager's contribution to the success of TCW. Portfolio managers participating in the TCW 2001 and 2005 TCW Stock Option Plan will also generally participate in Societe Generale's Stock Option Plan which grants options on its common stock, the value of which may be realized after certain vesting requirements are met. Some portfolio managers are direct stockholders of TCW and/or Societe Generale, as well.



Other Plans and Compensation Vehicles. Portfolio managers, including Ms. Jaffee, may also participate in a deferred compensation plan that is generally available to a wide-range of officers of TCW, the purpose of which is to allow the participant to defer portions of income to a later date while accruing earnings on a tax-deferred basis based on performance of TCW-managed products selected by the participant. Portfolio managers may also elect to participate in TCW's 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis.



Following the sale of TCW to Societe Generale in 2001, a retention plan was put in place in which most portfolio managers then at TCW were entitled to participate. The retention plan provides for payout of fixed bonus compensation to participants at various milestones over the course of five years, the last of which was paid in February 2007.


The TCW Code of Ethics prohibits TCW employees from purchasing or otherwise acquiring shares of any third party mutual fund advised or sub-advised by TCW. As a result, as of December 31, 2006, Ms. Jaffee did not beneficially own securities in any of the Funds that invest in the Value & Income Portfolio.


Turner Investment Partners, Inc. ("Turner"). Turner was founded in 1990 and has been a registered investment adviser since 1990.



Robert E. Turner, Mark D. Turner and Robb J. Parlanti (the "Turner Team") are responsible for the day-to-day supervision of the Aggressive Equity Portfolio on behalf of Turner.



As of December 31, 2006, Robert Turner managed assets for (i) 18 other registered investment companies having approximately $2.1 billion in total assets (with Turner's advisory fee being based on performance for two such registered investment companies, which had approximately $792 million in total assets), (ii) 36 other pooled investment vehicles having approximately $1.2 billion in total assets, and (iii) 75 other accounts having approximately $8.8 billion in total assets (with Turner's advisory fee being based on performance for one of such accounts, which had approximately $514 million in total assets).



As of December 31, 2006, Mark D. Turner managed assets for (i) 13 other registered investment companies having approximately $1.9 billion in total assets (with Turner's advisory fee being based on the performance of one such registered investment company having approximately $754 million in total assets), (ii) 33 other pooled investment vehicles having approximately $1.1 billion in total assets, and (iii) 70 other accounts having approximately $7.5 billion in total assets (with Turner's advisory fee being based on performance for one of such accounts, which had approximately $514 million in total assets).



As of December 31, 2006, Robb J. Parlanti managed assets for (i) 8 other registered investment companies having approximately $448 million in total assets, (ii) 29 other pooled investment vehicles having approximately $983 million in total assets, and (iii) 47 other accounts having approximately $5.1 billion in total assets (with Turner's advisory fee being based on the performance for one of such accounts, which had approximately $514 million in total assets).


Each Turner Team member receives a base salary commensurate with their level of experience. Turner's goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys. Bonus compensation, which is a multiple of base salary, is based on the performance of each individual's sector and portfolio assignments relative to appropriate market benchmarks. In addition, each individual is eligible for equity ownership and equity owners share the firm's profits. This compensation and ownership structure provides incentive to attract and retain highly qualified people, as each member of the firm has the opportunity to share directly in the accomplishments of the business.

The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, "good will" factors including teamwork, interpersonal relations, the individual's contribution to overall success of the firm, media and client relations, presentation skills, and professional development. Portfolio managers/analysts are reviewed on an annual basis. The Chief Investment Officer is responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professional's compensation. The Chief Investment Officer is also responsible for identifying investment professionals that should be considered for equity ownership on an annual basis.

As of December 31, 2006, no Turner Team Member beneficially owned securities in any of the Funds that invest in the Aggressive Equity Portfolio.


Wellington Management Company, LLP ("Wellington Management"). Wellington Management and its predecessor organizations have provided investment advisory services since 1928. Wellington Management has been a registered investment adviser since October 1979. Wellington Management is owned entirely by its 99 partners, none of whom own more than 5% of the partnership interests.


Stephen T. O'Brien, Timothy J. McCormack, and Shaun F. Pedersen (each, an "Investment Professional") are responsible for the day-to-day supervision of the Special Equity Portfolio on behalf of Wellington Management.


As of December 31, 2006, Messrs. O'Brien, McCormack, and Pedersen each managed assets for (i) 6 other registered investment companies having approximately $687 million in total assets, (ii) 3 other pooled investment vehicles having approximately $230 million in total assets, and (iii) 15 other accounts having approximately $1.05 billion in total assets (with Wellington's advisory fee being based on performance for one of such accounts, which had approximately $69 million in total assets).


Andrew J. Offit, Jean-Marc Berteaux and Matthew D. Hudson (each, an "Investment Professional") are responsible for the day-to-day supervision of the International Equity Portfolio on behalf of Wellington Management.


As of December 31, 2006, Messrs. Offit and Berteaux each managed assets for (i) 14 other registered investment companies having approximately $4.449 billion in total assets, (ii) 17 other pooled investment vehicles having approximately $4.812 billion in total assets, and (iii) 24 other accounts having approximately $4.749 billion in total assets (with Wellington's advisory fee being based on performance for one of such accounts, which had approximately $149 million in total assets).



As of December 31, 2006, Mr. Hudson managed assets for (i) 14 other registered investment companies having approximately $4.449 billion in total assets, (ii) 16 other pooled investment vehicles having approximately $4.810 billion in total assets, and (iii) 24 other accounts having approximately $4.749 billion in total assets (with Wellington's advisory fee being based on performance for one of such accounts, which had approximately $149 million in total assets).



Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of the Investment Professionals includes a base salary and incentive components. The base salary for each Investment Professional who is a partner of Wellington Management, is determined by the Managing Partners of the firm. A partner's base salary is generally a fixed amount that may change as a result of an annual review. The base salaries for the other Investment Professionals are determined on the basis of their experience and performance in their respective roles. The Investment Professionals' base salaries are reviewed annually and may be adjusted based on the recommendation of their business manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries for employees of the firm.


Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the applicable Portfolio and generally each other portfolio managed by such Investment Professional. Each Investment Professional's incentive payment relating to the applicable Portfolio is linked to the gross pre-tax performance of the portion of the Portfolio managed by such Investment Professional compared to the appropriate benchmark index over one- and three-year periods, with an emphasis on the three-year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other portfolios managed by the Investment Professionals, including portfolios with performance fees. Portfolio-based incentives across all portfolios managed by an Investment Professional can, and typically do, represent a significant portion of an Investment Professional's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year.


The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than portfolio performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax-qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Berteaux, O'Brien and Offit are partners of the firm.


As of December 31, 2006, no member of the Wellington Management Team overseeing the Special Equity Portfolio beneficially owned securities in any of the Funds that invest in the Special Equity Portfolio. As of December 31, 2006, no member of the Wellington Management Team overseeing the International Equity Portfolio beneficially owned securities in any of the Funds that invest in the International Equity Portfolio.

Western Asset Management Company ("WAMCO"). WAMCO was founded in 1971 and is a wholly-owned subsidiary of Legg Mason, Inc.


S. Kenneth Leech, Stephen A. Walsh, Edward A. Moody, Mark S. Lindbloom, and Carl
L. Eichstaedt are responsible for the day-to-day supervision of the Balanced Portfolio and the Total Return Bond Portfolio on behalf of WAMCO.



As of December 31, 2006, Mr. Leech and Mr. Walsh each managed assets for (i) 133 other registered investment companies having approximately $101.5 billion in total assets, (ii) 119 other pooled investment vehicles having approximately $125.6 billion in total assets, and (iii) 953 other accounts having approximately $274 billion in total assets (with WAMCO's advisory fee being based on performance for ninety-six of such accounts, which had approximately $31.1 billion in total assets). The number of accounts and assets under management listed above reflect the overall number of portfolios managed by WAMCO. Mr. Leech and Mr. Walsh are involved in the management of all of WAMCO's portfolios, but are not solely responsible for particular portfolios.



As of December 31, 2006, Mr. Moody managed assets for (i) 1 other registered investment company having approximately $424 million in total assets, (ii) 1 other pooled investment vehicle having approximately $51.6 million in total assets, and (iii) 109 other accounts having approximately $19.9 billion in total assets (with WAMCO's advisory fee being based on performance for ten of such accounts, which had approximately $3.1 billion in total assets).



As of December 31, 2006, Mr. Lindbloom managed assets for (i) 6 other registered investment companies having approximately $2.9 billion in total assets, (ii) 4 other pooled investment vehicles having approximately $354 million in total assets, and (iii) 23 other accounts having approximately $4.7 billion in total assets (with WAMCO's advisory fee being based on performance for two of such accounts, which had approximately $1.0 billion in total assets).



As of December 31, 2006, Mr. Eichstaedt managed assets for (i) 14 other registered investment companies having approximately $4.0 billion in total assets, (ii) 1 other pooled investment vehicle having approximately $334 million in total assets, and (iii) 99 other accounts having approximately $23 billion in total assets (with WAMCO's advisory fee being based on performance for two of such accounts, which had approximately $1.1 million in total assets).

WAMCO's compensation system assigns each employee a total compensation "target" and a respective cap, which are derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes base salaries, employee benefits, and a retirement plan. In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of WAMCO, and are determined by the professional's job function and performance as measured by a formal review process. All bonuses are completely discretionary. The majority of a portfolio manager's bonus is tied directly to investment performance versus appropriate peer groups and benchmarks derived from salary and compensation surveys performed by third party providers. Because portfolio managers are generally responsible for multiple accounts (including funds) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to WAMCO, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to WAMCO's business. In order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.


As of December 31, 2006, none of Messrs. Leech, Walsh, Moody, Lindbloom, or Eichstaedt beneficially owned securities in any of the Funds that invest in the Balanced Portfolio or the Total Return Bond Portfolio.


Western Asset Management Company Limited ("WAML"). WAML has managed fixed income assets since 1984, and has been a registered investment adviser since that time. WAML is a wholly-owned subsidiary of Legg Mason, Inc.

WAML is responsible for providing advice regarding the management of foreign fixed income investments for the Balanced Portfolio and the Total Return Bond Portfolio. S. Kenneth Leech and Stephen A. Walsh serve as co-team leaders responsible for the day-to-day strategic oversight of the fixed income investments of the Balanced Portfolio and the Total Return Bond Portfolio.


As of December 31, 2006, Mr. Leech and Mr. Walsh each managed assets for (i) 133 other registered investment companies having approximately $101.5 billion in total assets, (ii) 119 other pooled investment vehicles having approximately $125.6 billion in total assets, and (iii) 953 other accounts having approximately $274 billion in total assets (with WAML's advisory fee being based on performance for ninety-six of such accounts, which had approximately $31.1 billion in total assets). WAML's advisory fee was not based on performance for any of the aforementioned registered investment companies or pooled investment vehicles. The number of accounts and assets under management listed above reflect the overall number of portfolios managed by WAML. Mr. Leech and Mr. Walsh are involved in the management of all of WAML's portfolios, but are not solely responsible for particular portfolios.


WAML's compensation system assigns each employee a total compensation "target" and a respective cap, which are derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes base salaries, employee benefits, and a retirement plan. In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of WAML, and are determined by the professional's job function and performance as measured by a formal review process. All bonuses are completely discretionary. The majority of a portfolio manager's bonus is tied directly to investment performance versus appropriate peer groups and benchmarks derived from salary and compensation surveys performed by third party providers. Because portfolio managers are generally responsible for multiple accounts (including funds) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to WAML, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to WAML's business. In order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

As of December 31, 2006, Mr. Leech and Mr. Walsh did not beneficially own securities in any of the Funds that invest in the Balanced Portfolio or the Total Return Bond Portfolio.

S&P 500 INDEX MASTER PORTFOLIO

As of December 31, 2006, the individuals named as portfolio managers in the Prospectus were also primarily responsible for the day-to-day management of certain types of other portfolios and/or accounts in addition to the S&P 500 Index Master Portfolio (the underlying portfolio in which the Investors Stock Index Fund and the Institutional Stock Index Fund invest), as indicated in the table below:


------------------------------------------------------------------------------------------------------
                                                               NUMBER OF
                                                            OTHER ACCOUNTS
PATRICK O'CONNOR                                                MANAGED              TOTAL ASSETS
------------------------------------------------------------------------------------------------------
 Registered Investment Companies                                  115              $229,715,416,000
------------------------------------------------------------------------------------------------------
 Other Pooled Investment Vehicles                                   1              $    167,818,000
------------------------------------------------------------------------------------------------------
 Other Accounts                                                    11              $  1,182,785,000
------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------
                                                               NUMBER OF
                                                            OTHER ACCOUNTS
S. JANE LEUNG                                                   MANAGED              TOTAL ASSETS
------------------------------------------------------------------------------------------------------
 Registered Investment Companies                                  115              $229,715,416,000
------------------------------------------------------------------------------------------------------
 Other Pooled Investment Vehicles                                   1              $    167,818,000
------------------------------------------------------------------------------------------------------
 Other Accounts                                                     8              $  1,182,997,000
------------------------------------------------------------------------------------------------------



Certain of the portfolios or accounts for which the portfolio managers are primarily responsible for the day-to-day management seek to track the rate of return, risk profile and other characteristics of independent third-party indexes by either replicating the same combination of securities that compose those indexes or sampling the securities that compose those indexes based on objective criteria and data. The portfolio managers are required to manage each portfolio or account to meet those objectives. Pursuant to BGI and BGFA policy, investment opportunities are allocated equitably among the Portfolio and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply on the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Portfolio, seeking such investment opportunity. As a consequence, from time to time the Portfolio may receive a smaller allocation of an investment opportunity than they would have if the portfolio managers and BGFA and its affiliates did not manage other portfolios or accounts.


Like the Portfolio, the other portfolios or accounts for which the portfolio managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BGFA or BGI, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BGI an incentive-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with an incentive-based fee would pay BGI a portion of that portfolio's or account's gains, or would pay BGI more for its services than would otherwise be the case if BGI meets or exceeds specified performance targets. By their very nature, incentive-based fee arrangements could present an incentive for BGI to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BGI has an obligation to allocate resources and opportunities equitably among portfolios and accounts and intends to do so, interestholders of the Portfolios should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflict-of-interest, that may result in the portfolio managers' favoring those portfolios or accounts with incentive-based fee arrangements.


As of December 31, 2006, each portfolio manager receives a salary and is eligible to receive an annual bonus. Each portfolio manager's salary is a fixed amount generally determined annually based on a number of factors, including, but limited to, the portfolio manager's title, scope of responsibilities, experience and knowledge. Each portfolio manager's bonus is a discretionary amount determined annually based on the overall profitability of the various Barclays Global Investors companies worldwide, the performance of the portfolio manager's business unit, and an assessment of the portfolio manager's individual performance. The portfolio manager's salary and annual bonus are paid in cash. BGFA also operates a mandatory bonus deferral plan for employees whose bonuses exceed certain thresholds which becomes payable three years after grant. One half of the mandatory deferral award is "notionally invested" in funds managed by BGI, and the other half is provisionally allocated to shares in Barclays Bank PLC (the ultimate parent company of BGFA). Thus, the value of the final award may be increased or decreased over the three-year period. In addition, a portfolio manager may be paid a signing bonus or other amounts in connection with initiation of employment with BGFA. If a portfolio manager satisfied the requirements for being part of a "select group of management or highly compensated employees (within the meaning of ERISA section 401(a))" as so specified under the terms of BGI's Compensation Deferral Plan, the portfolio manager may elect to defer a portion of his or her bonus under that Plan.


Portfolio managers may be selected, on a fully discretionary basis, for awards under BGI's Compensation Enhancement Plan ("CEP"). Under CEP, these awards are determined annually, and vest after two years. At the option of the CEP administrators, the award may be "notionally invested" in funds managed by BGI, which means that the final award amount may be increased or decreased according to the performance of the BGI-managed funds over the two-year period. If the award is not notionally invested, the original award amount is paid once vested.

A portfolio manager may be granted options to purchase shares in Barclays Global Investors UK Holdings Limited ("BGI UK Holdings"), a company organized under the laws of England and Wales that directly or indirectly owns all of the Barclays Global Investors companies worldwide, which options vest in three equal installments over three years and are generally exercisable during prescribed exercise windows. Shares purchased must generally be held 355 days prior to sale. For such purposes, the value of BGI UK Holdings is based on its fair value as determined by an independent public accounting firm.

As of December 31, 2006, the Portfolio Managers beneficially owned shares of the S&P 500 Index Master Portfolio for which they are primarily responsible for the day-to-day management in amounts reflected in the following table:

S&P 500 INDEX MASTER PORTFOLIO

------------------------------------------------------------------------------------------------
                                  $1 TO     $10,001    $50,001    $100,001   $500,001     OVER
                           $0      $10K     TO $50K    TO $100K   TO $500K    TO $1M      $1M
------------------------------------------------------------------------------------------------
 Patrick O'Connor           X
------------------------------------------------------------------------------------------------
 S. Jane Leung              X
------------------------------------------------------------------------------------------------

MATERIAL CONFLICTS OF INTEREST

Material conflicts of interest may arise when the individuals who have sole or shared day-to-day management responsibilities with respect to all or a portion of a Portfolio's securities ("portfolio managers") also have similar management responsibilities with respect to one or more other funds and/or accounts, as is the case for the portfolio managers listed above. These potential conflicts include:

Limited Time and Attention. The management of multiple funds and/or accounts may result in a portfolio manager's devoting unequal time and attention to the management of each fund and/or account. As a result, the portfolio manager may not be able to develop as complete a strategy or identify equally attractive investment opportunities for each fund and/or account as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, that opportunity may be allocated among several funds and/or accounts. This could limit the ability of any single fund to take full advantage of an investment opportunity that might not be limited if the portfolio manager did not provide investment advice to multiple funds and/or accounts. Additionally, a portfolio manager may refrain from rendering advice or services concerning securities of companies as to which the portfolio manager or any affiliate, officer, director, or employee of the portfolio manager's employer or one of its affiliates is a director or officer, or companies as to which any of the foregoing individuals has any substantial economic interest or possesses material non-public information.

Different Investment Strategies. If a portfolio manager determines that an investment opportunity may be appropriate for only some of the funds and/or accounts that he or she manages, or that certain of the funds and/or accounts should take different positions with respect to a particular security, the portfolio manager may place separate transactions for multiple funds and/or accounts. These transactions may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more of the funds and/or accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If certain funds and/or accounts pay higher management fees or performance-based incentive fees, the portfolio manager might be motivated to favor such funds and/or accounts. The portfolio manager might also be motivated to favor certain funds and/or accounts in which he or she has a greater ownership interest or that are more likely to enhance the portfolio manager's performance record or otherwise benefit the portfolio manager.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services, which may result in the payment of higher brokerage fees than might have otherwise been available. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages, since the research and other services provided by brokers and dealers may be more beneficial to some funds and/or accounts than to others.

Diversified, the Subadvisers and the Funds have adopted policies and procedures that are designed to address these and other types of conflicts. However, there is no guarantee that such policies and procedures will be able to detect and/or prevent each and every situation in which an actual or potential conflict may arise.

ADVISORY FEES

The Advisers' fees with respect to each Fund are described in the Prospectuses. Each of the Subadvisers is entitled to receive a fee from Diversified at an annual percentage of each Fund's average daily net assets.

For the fiscal year ended December 31, 2004, Diversified earned and voluntarily waived advisory fees as indicated with respect to the following Funds and
Portfolios:

------------------------------------------------------------------------------------------
                       PORTFOLIO/FUND                           EARNED        WAIVED
------------------------------------------------------------------------------------------
 Money Market                                                 $ 2,056,993    $     --
------------------------------------------------------------------------------------------
 High Quality Bond                                              2,341,487          --
------------------------------------------------------------------------------------------
 Inflation-Protected Securities                                   948,718      57,448
------------------------------------------------------------------------------------------
 Core Bond                                                      5,404,392          --
------------------------------------------------------------------------------------------
 High Yield Bond                                                1,702,720       8,915
------------------------------------------------------------------------------------------
 Balanced                                                       1,887,638      80,562
------------------------------------------------------------------------------------------
 Value & Income                                                10,846,077          --
------------------------------------------------------------------------------------------
 Stock Index                                                    1,811,440*    283,321
------------------------------------------------------------------------------------------
 Growth & Income                                                6,428,226          --
------------------------------------------------------------------------------------------
 Equity Growth                                                 12,888,076          --
------------------------------------------------------------------------------------------
 Aggressive Equity                                              3,401,765      43,307
------------------------------------------------------------------------------------------
 Mid-Cap Value                                                  2,004,782      42,344
------------------------------------------------------------------------------------------
 Mid-Cap Growth                                                 1,349,517      72,900
------------------------------------------------------------------------------------------
 Small-Cap Value                                                1,150,035      53,146
------------------------------------------------------------------------------------------
 Special Equity                                                10,328,852          --
------------------------------------------------------------------------------------------
 Small-Cap Growth                                                 836,819      69,756
------------------------------------------------------------------------------------------
 International Equity                                           8,840,962          --
------------------------------------------------------------------------------------------
 Diversified Investors Short Horizon Strategic Allocation
 Fund                                                             289,710          --
------------------------------------------------------------------------------------------
 Diversified Investors Short/Intermediate Horizon Strategic
 Allocation Fund                                                  245,991          --
------------------------------------------------------------------------------------------
 Diversified Investors Intermediate Horizon Strategic
 Allocation Fund                                                  980,900          --
------------------------------------------------------------------------------------------
 Diversified Investors Intermediate/Long Horizon Strategic
 Allocation Fund                                                1,043,978          --
------------------------------------------------------------------------------------------
 Diversified Investors Long Horizon Strategic Allocation
 Fund                                                             579,810          --
------------------------------------------------------------------------------------------
 Diversified Institutional Short Horizon Strategic
 Allocation Fund                                                   28,038          --
------------------------------------------------------------------------------------------
 Diversified Institutional Short/Intermediate Horizon
 Strategic Allocation Fund                                         26,153          --
------------------------------------------------------------------------------------------
 Diversified Institutional Intermediate Horizon Strategic
 Allocation Fund                                                  240,120          --
------------------------------------------------------------------------------------------
 Diversified Institutional Intermediate/Long Horizon
 Strategic Allocation Fund                                         99,256          --
------------------------------------------------------------------------------------------
 Diversified Institutional Long Horizon Strategic Allocation
 Fund                                                              73,224          --
------------------------------------------------------------------------------------------

* Includes Administrative Service Fees.

For the fiscal year ended December 31, 2005, Diversified earned and voluntarily waived advisory fees as indicated with respect to the following Funds and
Portfolios:

------------------------------------------------------------------------------------------
                       PORTFOLIO/FUND                           EARNED        WAIVED
------------------------------------------------------------------------------------------
 Money Market                                                 $ 2,027,410    $     --
------------------------------------------------------------------------------------------
 High Quality Bond                                              2,612,994          --
------------------------------------------------------------------------------------------
 Inflation-Protected Securities                                   889,104          --
------------------------------------------------------------------------------------------
 Core Bond                                                      6,471,281          --
------------------------------------------------------------------------------------------
 Total Return Bond                                                136,040      56,316
------------------------------------------------------------------------------------------
 High Yield Bond                                                2,087,039          --
------------------------------------------------------------------------------------------
 Balanced                                                       1,844,123     171,455
------------------------------------------------------------------------------------------
 Value & Income                                                12,888,475          --
------------------------------------------------------------------------------------------
 Value                                                             43,962      43,962**
------------------------------------------------------------------------------------------
 Stock Index                                                    2,306,400*    394,882*
------------------------------------------------------------------------------------------
 Growth & Income                                                6,698,192          --
------------------------------------------------------------------------------------------
 Equity Growth                                                 14,762,028          --
------------------------------------------------------------------------------------------
 Aggressive Equity                                              2,876,807      52,451
------------------------------------------------------------------------------------------
 Mid-Cap Value                                                  3,423,757      79,662
------------------------------------------------------------------------------------------
 Mid-Cap Growth                                                 1,668,902      34,193
------------------------------------------------------------------------------------------
 Small-Cap Value                                                1,588,559      59,862
------------------------------------------------------------------------------------------
 Special Equity                                                 9,871,350         332
------------------------------------------------------------------------------------------
 Small-Cap Growth                                               1,012,859      89,438
------------------------------------------------------------------------------------------
 International Equity                                          11,275,694         921
------------------------------------------------------------------------------------------
 Diversified Investors Short Horizon Strategic Allocation
 Fund                                                             331,485          --
------------------------------------------------------------------------------------------
 Diversified Investors Short/Intermediate Horizon Strategic
 Allocation Fund                                                  310,278          --
------------------------------------------------------------------------------------------
 Diversified Investors Intermediate Horizon Strategic
 Allocation Fund                                                1,199,521          --
------------------------------------------------------------------------------------------
 Diversified Investors Intermediate/Long Horizon Strategic
 Allocation Fund                                                1,236,438          --
------------------------------------------------------------------------------------------
 Diversified Investors Long Horizon Strategic Allocation
 Fund                                                             742,568          --
------------------------------------------------------------------------------------------
 Diversified Institutional Short Horizon Strategic
 Allocation Fund                                                   43,813          --
------------------------------------------------------------------------------------------
 Diversified Institutional Short/Intermediate Horizon
 Strategic Allocation Fund                                         35,744          --
------------------------------------------------------------------------------------------
 Diversified Institutional Intermediate Horizon Strategic
 Allocation Fund                                                  322,403          --
------------------------------------------------------------------------------------------
 Diversified Institutional Intermediate/Long Horizon
 Strategic Allocation Fund                                        200,878          --
------------------------------------------------------------------------------------------
 Diversified Institutional Long Horizon Strategic Allocation
 Fund                                                             127,844          --
------------------------------------------------------------------------------------------

* Includes Administrative Service Fees.

For the fiscal year ended December 31, 2006, Diversified earned and voluntarily waived advisory fees as indicated with respect to the following Funds and
Portfolios:


------------------------------------------------------------------------------------------
                       PORTFOLIO/FUND                           EARNED        WAIVED
------------------------------------------------------------------------------------------
 Money Market                                                 $ 2,202,129    $     --
------------------------------------------------------------------------------------------
 High Quality Bond                                              2,841,710          --
------------------------------------------------------------------------------------------
 Inflation-Protected Securities                                   655,441      19,189
------------------------------------------------------------------------------------------
 Core Bond                                                      7,179,850          --
------------------------------------------------------------------------------------------
 Total Return Bond                                                292,277      84,971
------------------------------------------------------------------------------------------
 High Yield Bond                                                2,501,348          --
------------------------------------------------------------------------------------------
 Balanced                                                       1,750,841     111,017
------------------------------------------------------------------------------------------
 Value & Income                                                14,430,364          --
------------------------------------------------------------------------------------------
 Value                                                            271,289      85,418
------------------------------------------------------------------------------------------
 Stock Index                                                    2,454,189*    511,943*
------------------------------------------------------------------------------------------
 Growth & Income                                                6,951,959          --
------------------------------------------------------------------------------------------
 Equity Growth                                                 15,649,351          --
------------------------------------------------------------------------------------------
 Aggressive Equity                                              2,893,873      46,094
------------------------------------------------------------------------------------------
 Mid-Cap Value                                                  5,255,372      64,153
------------------------------------------------------------------------------------------
 Mid-Cap Growth                                                 2,197,122      13,549
------------------------------------------------------------------------------------------
 Small-Cap Value                                                1,958,558      45,617
------------------------------------------------------------------------------------------
 Special Equity                                                10,061,755          --
------------------------------------------------------------------------------------------
 Small-Cap Growth                                               1,316,369     208,084
------------------------------------------------------------------------------------------
 International Equity                                          14,074,761       1,424
------------------------------------------------------------------------------------------
 Diversified Investors Short Horizon Strategic Allocation
 Fund                                                             210,308          --
------------------------------------------------------------------------------------------
 Diversified Investors Short/Intermediate Horizon Strategic
 Allocation Fund                                                  218,230          --
------------------------------------------------------------------------------------------
 Diversified Investors Intermediate Horizon Strategic
 Allocation Fund                                                  887,261          --
------------------------------------------------------------------------------------------
 Diversified Investors Intermediate/Long Horizon Strategic
 Allocation Fund                                                  865,217          --
------------------------------------------------------------------------------------------
 Diversified Investors Long Horizon Strategic Allocation
 Fund                                                             526,567          --
------------------------------------------------------------------------------------------
 Diversified Institutional Short Horizon Strategic
 Allocation Fund                                                   77,566          --
------------------------------------------------------------------------------------------
 Diversified Institutional Short/Intermediate Horizon
 Strategic Allocation Fund                                         66,169          --
------------------------------------------------------------------------------------------
 Diversified Institutional Intermediate Horizon Strategic
 Allocation Fund                                                  485,899          --
------------------------------------------------------------------------------------------
 Diversified Institutional Intermediate/Long Horizon
 Strategic Allocation Fund                                        388,426          --
------------------------------------------------------------------------------------------
 Diversified Institutional Long Horizon Strategic Allocation
 Fund                                                             229,890          --
------------------------------------------------------------------------------------------



* Includes Administrative Service Fees.

ADMINISTRATOR

The table below shows the total dollar amounts paid to Diversified during each of the past three fiscal years under the Administrative Services and Transfer Agency Services Agreement with Diversified Investors Trust for each Diversified Investors Fund listed.

-----------------------------------------------------------------------------------------------------------
                                                   YEAR                  YEAR                  YEAR
                                                   ENDED                 ENDED                 ENDED
                                                 12/31/06              12/31/05              12/31/04
-----------------------------------------------------------------------------------------------------------
 Money Market                                   $1,120,362            $1,182,341            $1,203,568
-----------------------------------------------------------------------------------------------------------
 High Quality Bond                                 916,424               926,519               834,729
-----------------------------------------------------------------------------------------------------------
 Inflation-Protected Securities                    257,246               338,396               369,901
-----------------------------------------------------------------------------------------------------------
 Core Bond                                       2,397,401             2,357,695             2,076,213
-----------------------------------------------------------------------------------------------------------
 Total Return Bond                                 109,497                13,833                   N/A
-----------------------------------------------------------------------------------------------------------
 High Yield Bond                                   597,677               543,496               429,089
-----------------------------------------------------------------------------------------------------------
 Balanced                                          474,599               568,963               593,220
-----------------------------------------------------------------------------------------------------------
 Value & Income                                  3,464,920             3,474,395             2,984,495
-----------------------------------------------------------------------------------------------------------
 Value                                              99,797                 9,062                   N/A
-----------------------------------------------------------------------------------------------------------
 Stock Index                                     2,103,596             2,042,364             1,626,901
-----------------------------------------------------------------------------------------------------------
 Growth & Income                                 1,603,794             1,687,904             1,683,532
-----------------------------------------------------------------------------------------------------------
 Equity Growth                                   2,545,023             2,880,565             2,727,571
-----------------------------------------------------------------------------------------------------------
 Aggressive Equity                                 524,506               580,483               617,001
-----------------------------------------------------------------------------------------------------------
 Mid-Cap Value                                   1,327,286               906,584               500,203
-----------------------------------------------------------------------------------------------------------
 Mid-Cap Growth                                    395,004               330,688               280,018
-----------------------------------------------------------------------------------------------------------
 Small-Cap Value                                   323,021               285,760               189,588
-----------------------------------------------------------------------------------------------------------
 Special Equity                                  1,323,398             1,354,387             1,292,024
-----------------------------------------------------------------------------------------------------------
 Small-Cap Growth                                  148,217               138,464               122,765
-----------------------------------------------------------------------------------------------------------
 International Equity                            1,925,482             1,736,360             1,446,281
-----------------------------------------------------------------------------------------------------------

The table below shows the total dollar amounts paid to Diversified during each of the past three fiscal years under the Administrative Services and Transfer Agency Services Agreement with Diversified Institutional Trust for each Diversified Institutional Fund listed.


-----------------------------------------------------------------------------------------------------------
                                                   YEAR                  YEAR                  YEAR
                                                   ENDED                 ENDED                 ENDED
                                                 12/31/06              12/31/05              12/31/04
-----------------------------------------------------------------------------------------------------------
 Institutional Money Market                      $102,188              $  90,931             $  74,342
-----------------------------------------------------------------------------------------------------------
 Institutional High Quality Bond                   91,690                 58,108                38,657
-----------------------------------------------------------------------------------------------------------
 Institutional Inflation-Protected
 Securities                                        13,619                  6,017                 2,994
-----------------------------------------------------------------------------------------------------------
 Institutional Core Bond                          241,931                153,662                91,458
-----------------------------------------------------------------------------------------------------------
 Institutional Total Return Bond                    2,398                      1                   N/A
-----------------------------------------------------------------------------------------------------------
 Institutional High Yield Bond                     40,984                 22,853                14,113
-----------------------------------------------------------------------------------------------------------
 Institutional Balanced                            31,981                 10,926                 5,748
-----------------------------------------------------------------------------------------------------------
 Institutional Value & Income                     375,303                212,078               113,656
-----------------------------------------------------------------------------------------------------------
 Institutional Value                                7,224                    190                   N/A
-----------------------------------------------------------------------------------------------------------
 Institutional Stock Index                        350,593                264,036               184,539
-----------------------------------------------------------------------------------------------------------
 Institutional Growth & Income                     97,859                 53,164                32,203
-----------------------------------------------------------------------------------------------------------
 Institutional Equity Growth                      387,141                267,213               172,998
-----------------------------------------------------------------------------------------------------------
 Institutional Aggressive Equity                   35,075                 18,221                10,424
-----------------------------------------------------------------------------------------------------------
 Institutional Mid-Cap Value                       84,896                 44,034                22,953
-----------------------------------------------------------------------------------------------------------
 Institutional Mid-Cap Growth                      33,930                 20,215                14,877
-----------------------------------------------------------------------------------------------------------
 Institutional Small-Cap Value                     20,886                 11,883                 5,919
-----------------------------------------------------------------------------------------------------------
 Institutional Special Equity                     125,927                 64,713                45,368
-----------------------------------------------------------------------------------------------------------
 Institutional Small-Cap Growth                    12,487                  7,004                 3,644
-----------------------------------------------------------------------------------------------------------
 Institutional International Equity               239,015                133,988                76,587
-----------------------------------------------------------------------------------------------------------


Diversified provides administrative services to the Funds under the Administrative Services and Transfer Agency Services Agreements with Diversified Investors Trust and Diversified Institutional Trust. These administrative services include regulatory reporting and the provision of office facilities, equipment and personnel. For these services Diversified receives a fee, which is calculated daily and paid monthly, at an annual rate of 0.30% of the average daily net assets of each Diversified Investors Fund and 0.05% of the average daily net assets of each Diversified Institutional Fund. Diversified acts as Administrator to the Strategic Allocation Funds, the Stock Index Fund and the Portfolios pursuant to the respective Advisory Agreements and receives no additional compensation for providing such administrative services.

Each such agreement provides that Diversified may render services to others as administrator. In addition, each agreement terminates automatically if it is assigned and may be terminated without penalty, in the case of Diversified Investors Portfolios, by majority vote of the investors in Diversified Investors Portfolios (with the vote of each being in proportion to its interest) or, in the case of a Trust, by majority vote of such Trust's shareholders, or by either party on not more than 60 days' nor less than 30 days' written notice. Each agreement also provides that neither Diversified nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in connection with administrative services provided to any Fund or Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their duties or obligations under said agreements.

Barclays Global Investors, N.A., located at 45 Fremont Street, San Francisco, CA 94105, serves as the S&P 500 Index Master Portfolio's administrator pursuant to an Administration Agreement with the Portfolio. Under the Administration Agreement, Barclays Global Investors provides general supervision of the operations of the Portfolio, other than the provision of investment advice. The administrative services provided to the Portfolio also include coordination of the other services provided to the Portfolio, compilation of information for reports to the SEC and state securities commissions, preparation of proxy statements and interest holder reports and general supervision of data compilation in connection with preparing periodic reports to the Portfolio's Board of Trustees and Officers. Barclays Global Investors has delegated certain of its administrative duties to Investors Bank & Trust Company. In addition, BGI has agreed to bear all costs of the Portfolio's operations, except for extraordinary expenses, brokerage and other expenses connected with the execution of portfolio transactions and certain other expenses that are borne by the Portfolio such as advisory fees payable to BGFA. BGI is not entitled to compensation for providing administration services to the Portfolio for so long as BGI is entitled to compensation for providing administration services to a corresponding feeder fund that invests substantially all of its assets in the Portfolio, or either BGI or an affiliate receives advisory fees from the Portfolio.

CUSTODIAN AND TRANSFER AGENT

Pursuant to the Administrative and Transfer Agency Services Agreements with the Trusts and the Advisory Agreements with the Strategic Allocation Funds, Diversified acts as transfer agent for each of the Funds (the "Transfer Agent"). The Transfer Agent maintains an account for each shareholder of a Fund, performs other transfer agency functions, and acts as dividend disbursing agent for each Fund.

Pursuant to Custodian Agreements, Investors Bank & Trust Company acts as the custodian of each Fund's and Portfolio's assets (the "Custodian"). The Custodian's responsibilities include safeguarding and controlling the cash and securities of each Fund and Portfolio, handling the receipt and delivery of securities, determining income and collecting interest on the investments of each Fund and Portfolio, maintaining books of original entry for portfolio accounting and other required books and accounts, and calculating the daily net asset value of beneficial interests in each Fund and Portfolio. Securities held by the Funds or Portfolios may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depository Trust Company and may be held by a subcustodian bank if such arrangements are reviewed and approved by the Board of Trustees of the applicable Trust or the Portfolio Trusts, as the case may be. The Custodian does not determine the investment policies of the Funds or Portfolios or decide which securities the Funds or Portfolios will buy or sell. A Fund or Portfolio may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities and foreign exchange transactions. For its services, the Custodian will receive such compensation as may from time to time be agreed upon by it and the Trusts and the Portfolio Trusts.

MISCELLANEOUS

ADDITIONAL EXPENSES OF THE FUNDS

In addition to amounts payable as described elsewhere in this Statement of Additional Information, each Fund is responsible for its own expenses, including the compensation of Trustees that are not affiliated with Diversified, any government fees, taxes, accounting and legal fees, expenses of communicating with shareholders, interest expense and insurance premiums. Each Fund is also responsible for its proportionate share of the expenses of the Fund's corresponding Portfolio, if any.

TAXATION

TAXATION OF THE FUNDS AND PORTFOLIOS

FEDERAL TAXATION OF THE FUNDS. Each Fund is treated as a separate entity for federal tax purposes. Each Fund has elected to be treated, and intends to qualify each year as a regulated investment company ("RIC") for federal income tax purposes by meeting all applicable requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") including requirements as to the nature of the Fund's gross income, the amount of Fund distributions and the composition of the Fund's portfolio assets. Provided all such requirements are met, no U.S. federal income or excise taxes generally will be required to be paid by the Funds. If a Fund should fail to qualify as a "regulated investment company" in any year, the Fund will incur a regular corporate federal income tax upon its taxable income (thereby reducing the return realized by Fund shareholders) and Fund distributions would constitute ordinary corporate dividends when issued to shareholders. However, tax-qualified retirement plans ("Plans") which hold the shares of a Fund on their participants' behalf would not, in that event, incur any income tax liability on such distributions provided such Plans remain exempt from federal income tax. Similarly, the Strategic Allocation Funds, as shareholders of the other Funds, would not necessarily incur any income tax liability on such distributions provided they continue to qualify as "registered investment companies" and distribute their net investment income and net capital gains to their shareholders in accordance with the timing requirements imposed by the Code. The failure of the underlying Funds to maintain their status as "regulated investment companies" may adversely affect the ability of the Strategic Allocation Funds to maintain their status as such, however.


Under interpretations of the Internal Revenue Service, the Portfolio Trusts believe that for purposes of determining whether a Fund satisfies requirements of Subchapter M of the Code, the Fund, if such Fund is an investor in a Portfolio, will be deemed to own a proportionate share of that Portfolio's assets and will be deemed to be entitled to that Portfolio's income attributable to that share. The Portfolio Trusts have advised the Funds that they intend to conduct the Portfolios' operations so as to enable investors, including the Funds, which invest substantially all of their assets in the Portfolios, to satisfy the requirements of Subchapter M.



Withdrawals by a Fund from a Portfolio generally will not result in such Fund recognizing any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent that any cash distributed exceeds the adjusted basis of a Fund's interest in the Portfolio prior to the distribution,
(2) income or gain will be realized if the Fund receives a disproportionate distribution of any unrealized receivables held by a Portfolio, and (3) loss will be recognized if the distribution is in liquidation of that entire interest and consists solely of cash and/or unrealized receivables. The basis of a Fund's interest in a Portfolio generally equals the amount of cash and the basis of any property that the Fund invests in the Portfolio, increased by the Fund's share of income from that Portfolio and decreased by the amount of any cash distributions and the basis of any property distributed from that Portfolio.



FEDERAL TAXATION OF THE PORTFOLIOS. Under interpretations of the Internal Revenue Service the Portfolio Trust expects that each Portfolio will be treated for federal income tax purposes as a partnership which is not a publicly traded partnership. If each Portfolio is treated for tax purposes as a partnership as expected, none would be subject to federal income taxation. Instead, a Fund would take into account, in computing its federal income tax liability, its share of each Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from the Portfolio.



FOREIGN WITHHOLDING TAXES. Income received by a Fund or Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries; it is not expected that the Funds (other than the Diversified Investors International Equity Fund and the Diversified Institutional International Equity Fund) will be able to "pass through" to the Fund shareholders any foreign tax credits with respect to these taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of assets to be invested in various countries is not known.


CERTAIN STATE TAXATION. The Trusts are organized as Massachusetts business trusts and, under current law, neither any Trust nor any Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that each Fund continues to qualify as a RIC for federal income tax purposes. Diversified Investors Portfolios is organized as a New York trust. Diversified Investors Portfolios is not subject to any income or franchise tax in the State of New York. The investment by certain Funds in a Portfolio does not cause that Fund to be liable for any income or franchise tax in the State of New York.

TAXATION OF SHAREHOLDERS

TAXATION OF DISTRIBUTIONS. Plans which invest in any Fund generally will not be subject to tax liability on either distributions from a Fund or redemptions of shares of a Fund. Rather, participants are taxed when they take distributions from the underlying Plan in accordance with the rules under the Code governing the taxation of such distributions. Plans which are otherwise generally exempt from federal taxation of their income might nevertheless be taxed on distributions of the Fund, and any gain realized on redemption of Fund shares, where the Plan is subject to the unrelated business taxable income provisions of the Code with respect to its investment in the Fund because, e.g., its acquisition of shares in the Fund was financed with debt.


Individual and institutional investors, and Plans which for any reason prove not to be exempt from federal income taxation, will be subject to federal income tax on distributions received from the Fund irrespective of the fact that such distributions are reinvested in additional shares. Distributions to such investors of net capital gains will be taxable to such investors as long-term capital gain without regard to the length of time they have held the shares in the Fund. Dividends from ordinary income, and any distributions from net short term capital gain are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are made in cash or additional shares. To the extent that regular dividends paid to individuals with respect to taxable years beginning on or before December 31, 2010 are derived from qualified dividend income of a Fund, such dividends will be treated as qualified dividend income provided that they are so designated by that Fund and that the recipient shareholder satisfies certain holding period requirements. Qualified Dividend Income is subject to tax at the reduced rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%). If more than 95% of a Fund's gross income, calculated without taking into account net capital gain income, consists of qualified dividend income, that Fund may designate all distributions of such income as qualified dividend income. Qualified dividend income generally is income derived from dividends from U.S. corporations or from corporations that are either incorporated in a U.S. possession or eligible for benefits under qualifying U.S. tax treaties. Distributions from a foreign corporation of dividends paid on stock that is readily tradable on an established U.S. securities market may also be treated as "qualified dividend income." "Passive foreign investment companies" will not be treated as "qualified foreign corporations" for these purposes.


Certain dividends declared in October, November or December of a calendar year and paid to an investor who is subject to tax on the distribution in January of the succeeding calendar year are taxable to such investor as if paid on December 31 of the year in which they were declared.


Distributions to taxable investors may also be subject to state and local income taxes, although distributions of a Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not from capital gains realized upon the disposition of such obligations) may be exempt from state and local taxes. Each Fund intends to advise shareholders of the extent, if any, to which its distributions consist of such interest.


DIVIDENDS-RECEIVED DEDUCTION. A portion of the dividends received from a Fund investing in corporate stocks of U.S. issuers (but none of that Fund's capital gain distributions) may qualify for the dividends-received deduction for corporations. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and may result in certain basis adjustments.

BUYING A DIVIDEND. Fund distributions will reduce a Fund's net asset value per share. Taxable investors who buy shares shortly before a Fund makes a distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

SPECIAL CONSIDERATIONS FOR NON U.S. PERSONS. Dividends and certain other payments (but not including distributions of net capital gains) to persons who are not citizens or residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at the rate of 30%. Each Fund intends to withhold U.S. federal income tax at the rate of 30% on taxable distributions and other payments to Non-U.S. Persons that are subject to withholding, regardless of whether a lower rate may be permitted under an applicable treaty. For Fund taxable years beginning in 2005 through 2007, the 30% withholding tax will not apply to dividends that a Fund designates as (a) interest-related dividends, to the extent such dividends are derived from a Fund's "qualified net interest income," or (b) short-term capital gain dividends, to the extent such dividends are derived from a Fund's "qualified short-term gain." "Qualified net interest income" is a Fund's net income derived from interest and from original issue discount, subject to certain exceptions and limitations. "Qualified short-term gain" generally means the excess of the net short-term capital gain of a Fund for the taxable year over its net long-term capital loss, if any. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims. Distributions received from a Fund by Non-U.S. Persons may also be subject to tax under the laws of their own jurisdictions.

BACKUP WITHHOLDING. Each Fund is also required in certain circumstances to apply backup withholding at the rate of 28% on taxable distributions and redemption proceeds (except for redemption proceeds from Diversified Investors Money Market Fund or Diversified Institutional Money Market Fund) paid to any shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to the withholding applicable to Non-U.S. Persons.


DISPOSITION OF SHARES. Any gain or loss realized by a shareholder subject to federal income tax upon the sale or other disposition of shares of a Fund generally will be a capital gain or loss that will be long-term or short-term depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange of a Fund's shares by such a shareholder will be disallowed to the extent the shares disposed of are replaced (including by shares acquired pursuant to reinvested distributions) within a period of 61 days beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of a Fund's shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such shares and, to the extent not disallowed, will be treated as a long-term capital loss to the extent of any distributions of net capital gain received by the shareholder (or amounts credited to the shareholder as an undistributed capital gain) with respect to such shares.


EFFECTS OF CERTAIN INVESTMENTS AND INVESTMENT POLICIES

A Fund's current dividend and accounting policies will affect the amount, timing, and character of distributions to shareholders, and may, under certain circumstances, make an economic return of capital taxable to shareholders otherwise subject to taxation.

CERTAIN DEBT INSTRUMENTS. Any investment in zero coupon securities, deferred interest bonds, payment-in-kind bonds, certain stripped securities, and certain securities purchased at a market discount will cause a Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, a Portfolio may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.


OPTIONS, ETC. A Fund's transactions in options, futures contracts, forward contracts and short sales "against the box" will be subject to special tax rules that may affect the amount, timing and character of Fund income and distributions to shareholders. For example, certain positions held by a Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by a Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Fund will limit its activities in options, futures contracts, and forward contracts to the extent necessary to meet the requirements of Subchapter M of the Code. As a result, however, a Portfolio may be forced to defer the closing out of certain options and futures contracts beyond the time when it otherwise would be advantageous to do so.

FOREIGN INVESTMENTS. Special tax considerations apply with respect to foreign investments of a Fund. Foreign exchange gains and losses realized by the Fund will generally be treated as ordinary income and loss. The holding of foreign currencies for nonhedging purposes and investment by a Fund in certain "passive foreign investment companies" may have to be limited in order to avoid a tax on the Fund. A Fund may elect to mark to market any investments in "passive foreign investment companies" on the last day of each year. This election may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments. In order to distribute this income and avoid a tax on a Fund, a Portfolio may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.


The foregoing should not be viewed as a comprehensive discussion of the items referred to nor as covering all provisions relevant to investors. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

DISTRIBUTION PLANS

The Diversified Investors Trust has adopted a separate Distribution Plan with respect to each of the Diversified Investors Money Market, Bond, Balanced and Stock Funds in accordance with Rule 12b-1 under the 1940 Act after having concluded that there is a reasonable likelihood that each Distribution Plan will benefit the Diversified Investors Trust, the shares of each Fund covered by that Distribution Plan, and the holders of shares. Similarly, the Diversified Institutional Trust has adopted a Distribution Plan with respect to the Institutional Money Market, Bond, Balanced and Stock Funds in accordance with Rule 12b-1 under the 1940 Act after having concluded that there is a reasonable likelihood that the Distribution Plan will benefit the Diversified Institutional Trust, the shares of each Fund covered by that Distribution Plan and the holder of shares. The Distribution Plans provide that the Distributor may receive a fee from each of the Funds at an annual rate not to exceed 0.25% of the average daily net assets of such Fund, in anticipation of, or as reimbursement for, expenses incurred in connection with the sale of shares of such Fund, such as advertising expenses and the expenses of printing (excluding typesetting) and distributing Prospectuses and reports used for sales purposes, expenses of preparing and printing of sales literature and other distribution-related expenses.

Each Distribution Plan will continue in effect if such continuance is specifically approved at least annually by a vote of both a majority of each Trust's Trustees and a majority of each Trust's Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan ("Qualified Trustees"). Each Distribution Plan requires that at least quarterly each Trust and the Distributor shall provide to the Boards of Trustees and the Boards of Trustees shall review a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. Each Distribution Plan further provides that the selection and nomination of the Trust's disinterested Trustees shall be committed to the discretion of the Trust's disinterested Trustees then in office. Each Distribution Plan may be terminated at any time by a vote of a majority of the Trust's Qualified Trustees or by vote of a majority of the outstanding voting securities of the applicable Fund. Each Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of a majority of the outstanding voting securities of the applicable Fund and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. The Distributor will preserve copies of any plan, agreement or report made pursuant to each Distribution Plan for a period of not less than six years from the date of such plan, agreement, or report, and for the first two years the Distributor will preserve such copies in an easily accessible place.

As contemplated by each Distribution Plan, Diversified Investors Securities Corp. acts as the agent of each of the Money Market, Bond, Balanced and Stock Funds in connection with the offering of shares of such Funds pursuant to a separate Distribution Agreement (the "Distribution Agreement"). After the Prospectuses and periodic reports have been prepared, set in type and mailed to existing shareholders, the Distributor pays for the printing and distribution of copies of the Prospectuses and periodic reports which are used in connection with the offering of shares of such Funds to prospective investors. Each Prospectus contains a description of fees payable to the Distributor under the Distribution Agreement with respect to the shares offered pursuant to that Prospectus.

The table below shows the total dollar amounts paid to the Distributor during each of the last three fiscal years under the Distribution Plan with respect to the Diversified Investors Money Market, Bond, Balanced and Stock Funds.

    ---------------------------------------------------------------------------------------------------------------
                                                                       YEAR             YEAR             YEAR
                                                                      ENDED            ENDED            ENDED
                                                                     12/31/06         12/31/05         12/31/04
    ---------------------------------------------------------------------------------------------------------------
     MONEY MARKET                                                   $  932,766       $  978,878       $  994,107
    ---------------------------------------------------------------------------------------------------------------
     HIGH QUALITY BOND                                                 763,686          772,099          695,608
    ---------------------------------------------------------------------------------------------------------------
     INFLATION-PROTECTED SECURITIES                                    214,371          281,996          308,251
    ---------------------------------------------------------------------------------------------------------------
     CORE BOND                                                       1,997,834        1,964,746        1,730,177
    ---------------------------------------------------------------------------------------------------------------
     TOTAL RETURN BOND                                                  91,247           11,528              N/A
    ---------------------------------------------------------------------------------------------------------------
     HIGH YIELD BOND                                                   496,586          435,323          338,638
    ---------------------------------------------------------------------------------------------------------------
     BALANCED                                                          395,500          474,135          494,351
    ---------------------------------------------------------------------------------------------------------------
     VALUE & INCOME                                                  2,882,851        2,845,336        2,427,433
    ---------------------------------------------------------------------------------------------------------------
     VALUE                                                              83,164            7,551              N/A
    ---------------------------------------------------------------------------------------------------------------
     STOCK INDEX                                                     1,502,569        1,458,831        1,162,072
    ---------------------------------------------------------------------------------------------------------------
     GROWTH & INCOME                                                 1,336,495        1,406,587        1,402,943
    ---------------------------------------------------------------------------------------------------------------
     EQUITY GROWTH                                                   2,118,651        2,373,568        2,241,534
    ---------------------------------------------------------------------------------------------------------------
     AGGRESSIVE EQUITY                                                 437,088          483,736          514,168
    ---------------------------------------------------------------------------------------------------------------
     MID-CAP VALUE                                                   1,106,071          755,487          416,836
    ---------------------------------------------------------------------------------------------------------------
     MID-CAP GROWTH                                                    329,170          275,573          233,348
    ---------------------------------------------------------------------------------------------------------------
     SMALL-CAP VALUE                                                   269,184          238,134          157,990
    ---------------------------------------------------------------------------------------------------------------
     SPECIAL EQUITY                                                  1,100,022        1,093,657        1,038,273
    ---------------------------------------------------------------------------------------------------------------
     SMALL-CAP GROWTH                                                  123,514          115,387          102,304
    ---------------------------------------------------------------------------------------------------------------
     INTERNATIONAL EQUITY                                            1,602,624        1,427,891        1,183,226
    ---------------------------------------------------------------------------------------------------------------

The table below shows the total dollar amounts paid to the Distributor during the last three fiscal years under the Distribution Plan with respect to the Diversified Institutional Money Market, Bond, Balanced and Stock Funds.

    --------------------------------------------------------------------------------------------------------------
                                                       YEAR                   YEAR                   YEAR
                                                      ENDED                  ENDED                  ENDED
                                                     12/31/06               12/31/05               12/31/04
    --------------------------------------------------------------------------------------------------------------
     INSTITUTIONAL MONEY MARKET                     $  510,940              $454,655               $371,711
    --------------------------------------------------------------------------------------------------------------
     INSTITUTIONAL HIGH QUALITY BOND                   458,452               290,540                193,288
    --------------------------------------------------------------------------------------------------------------
     INSTITUTIONAL INFLATION-PROTECTED
     SECURITIES                                         68,093                30,087                 14,970
    --------------------------------------------------------------------------------------------------------------
     INSTITUTIONAL CORE BOND                         1,209,652               768,308                457,291
    --------------------------------------------------------------------------------------------------------------
     INSTITUTIONAL TOTAL RETURN BOND                    11,990                     7                    N/A
    --------------------------------------------------------------------------------------------------------------
     INSTITUTIONAL HIGH YIELD BOND                     204,920               114,266                 70,562
    --------------------------------------------------------------------------------------------------------------
     INSTITUTIONAL BALANCED                            159,903                54,632                 28,741
    --------------------------------------------------------------------------------------------------------------
     INSTITUTIONAL VALUE & INCOME                    1,876,513             1,060,389                568,279
    --------------------------------------------------------------------------------------------------------------
     INSTITUTIONAL VALUE                                36,120                   952                    N/A
    --------------------------------------------------------------------------------------------------------------
     INSTITUTIONAL STOCK INDEX                       1,752,966             1,320,179                922,693
    --------------------------------------------------------------------------------------------------------------
     INSTITUTIONAL GROWTH & INCOME                     489,295               265,818                161,017
    --------------------------------------------------------------------------------------------------------------
     INSTITUTIONAL EQUITY GROWTH                     1,935,705             1,336,064                864,991
    --------------------------------------------------------------------------------------------------------------
     INSTITUTIONAL AGGRESSIVE EQUITY                   175,375                91,104                 52,120
    --------------------------------------------------------------------------------------------------------------
     INSTITUTIONAL MID-CAP VALUE FUND                  424,479               220,168                114,765
    --------------------------------------------------------------------------------------------------------------
     INSTITUTIONAL MID-CAP GROWTH FUND                 169,651               101,073                 74,386
    --------------------------------------------------------------------------------------------------------------
     INSTITUTIONAL SMALL-CAP VALUE                     104,431                59,413                 29,595
    --------------------------------------------------------------------------------------------------------------
     INSTITUTIONAL SPECIAL EQUITY                      629,637               323,567                226,842
    --------------------------------------------------------------------------------------------------------------
     INSTITUTIONAL SMALL-CAP GROWTH                     62,436                35,019                 18,219
    --------------------------------------------------------------------------------------------------------------
     INSTITUTIONAL INTERNATIONAL EQUITY              1,195,074               669,942                382,938
    --------------------------------------------------------------------------------------------------------------

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


PricewaterhouseCoopers LLP, New York, NY, serves as the Funds' and the Portfolios' independent registered public accounting firm providing audit and accounting services including (a) audit of the annual financial statements, (b) assistance and consultation with respect to filings with the SEC and (c) preparation of annual income tax returns.


DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees of the Funds has approved policies and procedures developed by Diversified with respect to the disclosure of the Funds' securities and any ongoing arrangements to make available information about the Funds' securities. The policy requires that disclosure of information about a Fund's portfolio holdings be in the best interests of the Fund's shareholders, and that any conflicts of interest between the interests of the Fund's shareholders and those of Diversified or its affiliates be addressed in a manner that places the interests of Fund shareholders first. This policy provides that information regarding the Funds' holdings may never be shared with non-Diversified employees, with retirement plan sponsors, with insurance companies, with investors and potential investors (whether individual or institutional), or with third parties unless it is done for legitimate business purposes and in accordance with the policy.

Subject to the provisions relating to "ongoing arrangements" discussed below, Diversified's policy generally provides for the release of details of securities positions once they are considered "stale." Data is considered stale once it is 25 days old after calendar quarter-end. This passage of time prevents a third party from benefiting from an investment decision made by a Fund that has not been fully reflected by the market. For the purposes of the policy, the term "ongoing arrangement" is interpreted to include any arrangement, whether oral or in writing, to provide portfolio holdings information to any person or entity more than once, but excluding any arrangement to provide such information once its considered stale under the policy.

Each Fund's complete list of holdings (including the size of each position) may be made available to retirement plan sponsors, insurance companies, investors, potential investors and third parties with simultaneous public disclosure at least 25 days after calendar quarter-end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, posting the information to Diversified's internet site that is accessible by the public, or through public release by a third party vendor.

Under the policy, if portfolio holdings are released pursuant to an ongoing arrangement with any party, the Fund must have a legitimate business purpose for the release of the information, the release of the information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided by Diversified on behalf of the Fund and neither the Fund, Diversified or any other affiliated party may receive compensation or any other consideration in connection with such arrangements.

The written approval of Diversified's Chief Compliance Officer must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Exceptions are granted only after a thorough examination and consultation with Diversified's Legal Department, as necessary. Any exceptions to the policies must be reported to the Board of Trustees of the Funds at its next regularly scheduled meeting.

All ongoing arrangements to make available information about a Fund's portfolio securities will be reviewed by the Fund's Board of Trustees no less frequently than quarterly.

Set forth below is a list, as of the date of this SAI, of those parties with whom Diversified has authorized ongoing arrangements that include the release of portfolio holdings information, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. Not all of the ongoing arrangements described below may be applicable to each Fund. The parties identified below as recipients are service providers, consultants and analysts. The Funds' auditor also has access from time to time to the Funds' holdings in connection with performing the audit and related functions.

    ---------------------------------------------------------------------------------------------------------
    RECIPIENT (HOLDINGS)                     FREQUENCY             DELAY BEFORE DISSEMINATION
    ---------------------------------------------------------------------------------------------------------
     Investors Bank & Trust Company           Daily                None
    ---------------------------------------------------------------------------------------------------------
     Institutional Shareholders Services      Monthly              1 day
    ---------------------------------------------------------------------------------------------------------
     Bowne & Co., Inc.                        Quarterly            1-7 days
    ---------------------------------------------------------------------------------------------------------
     Callan Associates, Inc.                  Quarterly            15 days
    ---------------------------------------------------------------------------------------------------------
     Deloitte & Touche LLP                    Quarterly            15 days
    ---------------------------------------------------------------------------------------------------------
     Evaluation Associates, Inc.              Quarterly            15 days
    ---------------------------------------------------------------------------------------------------------
     Marsh USA, Inc.                          Quarterly            15 days
    ---------------------------------------------------------------------------------------------------------
     New England Pension Consultants          Quarterly            15 days
    ---------------------------------------------------------------------------------------------------------
     Plexus Group, Inc.                       Quarterly            1-7 days
    ---------------------------------------------------------------------------------------------------------
     Rocaton Investment Advisors, LLC         Quarterly            15 days
    ---------------------------------------------------------------------------------------------------------
     Standard & Poor's                        Quarterly            25 days
    ---------------------------------------------------------------------------------------------------------
     Trainer Wortham and Company, Inc.        Quarterly            15 days
    ---------------------------------------------------------------------------------------------------------
     Watson Wyatt Investment Consulting       Quarterly            15 days
    ---------------------------------------------------------------------------------------------------------
     Yanni Partners, Inc.                     Quarterly            15 days
    ---------------------------------------------------------------------------------------------------------

With respect to each such arrangement, the Funds have a legitimate business purpose for the release of information. The release of the information is subject to trading restrictions and/or confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided by Diversified on behalf of the Funds. Neither the Funds, Diversified or any other affiliated party receives compensation or any other consideration in connection with such arrangements.

Where a non-Diversified entity serves as a subadviser to a Fund advised by Diversified, the subadviser may release portfolio holdings information with respect to that Fund only with the prior consent of Diversified, provided however that the subadviser may, without such prior consent, disclose portfolio holdings information to Diversified, the Fund's Trustees and officers, custodian, administrator, accounting and pricing agents, legal advisers, compliance personnel, auditors and brokers solely in connection with the performance of its advisory duties for that Fund, or in response to legal or regulatory requirements.

BGFA

The S&P 500 Index Master Portfolio's Board of Trustees has adopted a policy regarding the disclosure of the Portfolio's portfolio holdings that requires that such information be disclosed in a manner that (a) is consistent with applicable legal requirements and in the best interests of the Portfolio's interestholders; (b) does not put the interests of BGFA, the Portfolio's distributor, or any affiliated person of the Portfolio, BGFA or the Portfolio's distributor, above those of Portfolio interestholders; (c) does not advantage any current or prospective Portfolio interestholders over any other current or prospective Portfolio interestholders; and (d) does not provide selective access to portfolio holdings information except pursuant to the following procedures and to the extent appropriate confidentiality arrangements limiting the use of such information are in effect.

Daily access to information concerning the S&P 500 Index Master Portfolio's portfolio holdings is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers, and (ii) to other personnel of BGFA and other service providers, such as the Portfolio's administrator, custodian and fund accountant, who deal directly with, or assist in, functions related to investment management, administration, custody, and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Portfolio and the terms of the Portfolio's current registration statement.

From time to time, information concerning the S&P 500 Index Master Portfolio's portfolio holdings may also be provided to other entities that provide additional services to the Portfolio, including, among others, rating or ranking organizations, in the ordinary course of business, no earlier than the close of trading on the same business day as the date of the information.

In addition, the S&P 500 Index Master Portfolio will provide portfolio holdings information to the sponsors, administrators or other service providers for feeder funds as may be necessary to (i) conduct business in the ordinary course in a manner consistent with agreements with the feeder funds and the terms of the Portfolio's current registration statement, or (ii) satisfy legal requirements applicable to the feeder funds. The Portfolio may also provide portfolio holdings information to the sponsors, administrators or other service providers for a potential feeder fund to the extent necessary for such entities to evaluate a potential investment in the Portfolio, subject to appropriate confidentiality arrangements limiting the use of such information to that purpose.

The S&P 500 Index Master Portfolio will disclose its complete portfolio holdings schedule in public filings with the SEC on a quarterly basis, based on the Portfolio's fiscal year, within 60 days of the end of the quarter, and will provide that information to shareholders, as required by federal securities laws and regulations thereunder. The Portfolio, however, may voluntarily disclose all or part of its portfolio holdings in advance of required filings with the SEC, provided that such information is made generally available to all interestholders and other interested parties in a manner that is consistent with the above policy for disclosure of portfolio holdings information. Such information may be made available through a website available to intermediaries and institutional investors or other means that make the information available to all likely interested parties in a contemporaneous manner.

The S&P 500 Index Master Portfolio's Chief Compliance Officer may authorize disclosure of portfolio holdings information pursuant to the above policy and procedures.

The S&P 500 Index Master Portfolio's Board of Trustees reviews the policy and the procedures for disclosure of portfolio holdings information at least annually.

DESCRIPTION OF THE TRUST; FUND SHARES

The Diversified Investors Trust is a Massachusetts business trust established under a Declaration of Trust dated as of April 23, 1993. The Diversified Institutional Trust is a Massachusetts business trust established under a Declaration of Trust dated as of January 5, 1996. The authorized capital of each Trust consists of an unlimited number of shares of beneficial interest of $0.00001 par value which may be issued in separate series. Currently, each Trust has twenty-four active series, although additional series may be established from time to time. Each Trust may also establish classes of shares within each series at any time. Each share of a series represents an equal proportionate interest in that series with each other share of that series, except that due to varying expenses borne by different classes, distributions and net asset values may be different for different classes. Shareholders of each series are entitled, upon liquidation or dissolution, to a pro rata share in the net assets of that series that are available for distribution to shareholders, except to the extent of different expenses borne by different classes as noted above. All consideration received by a Trust for shares of any series and all assets in which such consideration is invested belong to that series and are subject to the liabilities related thereto.

The Declaration of Trust of each Trust provides that Trustees may, in their discretion, require the Trust to redeem shares held by any shareholder for any reason under terms set by the Trustees, including, but not limited to, (i) the determination of the Trustees that direct or indirect ownership of shares of any Fund has or may become concentrated in such shareholder to an extent that would disqualify that series as a regulated investment company under the Code, (ii) the failure of a shareholder to supply a tax identification number if required to do so, (iii) the failure of a shareholder to pay when due for the purchase of shares issued to that shareholder, (iv) the value of a shareholder's shares being less than a minimum amount established from time to time by the Trustees,
(v) failure of a shareholder to meet or maintain the qualifications for ownership of a particular class of shares, or (vi) the determination by the Trustees or pursuant to policies adopted by the Trustees that ownership of shares by a particular shareholder is not in the best interests of the remaining shareholders of the Trust or applicable Fund or class.

Shares of each Trust entitle their holder to one vote per share; however, separate votes are taken by each class or series on matters affecting an individual class or series. For example, a change in the distribution fee applicable to a class would be voted only by shareholders of the class involved. Whenever a Fund is requested to vote on an item relating to a Portfolio, the Fund (except in limited circumstances as permitted by applicable rules and regulations) will either hold a meeting of its shareholders and cast its vote as instructed by shareholders, or otherwise vote in accordance with applicable law. Because the Trusts are Massachusetts business trusts, the Funds are not required to hold annual shareholder meetings. Shareholder approval will usually be sought only for changes in certain investment restrictions and for the election of Trustees under certain circumstances. Trustees may be removed by shareholders under certain circumstances.

A Trust, or any Fund or class, may merge or consolidate or may sell, lease or exchange substantially all of its assets when authorized at any meeting of shareholders by a majority of the outstanding voting securities of the Trust (or of the affected Fund or class), or by written consent, without a meeting, of the holders of a majority of the outstanding shares voting as a single class. A Trust or any Fund or class may reincorporate or reorganize (but not with another operating entity) without any shareholder vote. A Trust may be terminated at any time by a vote of a majority of the outstanding voting securities of the Trust or by the Trustees by written notice to the shareholders. Any Fund or any class may be terminated at any time by vote of a majority of the outstanding voting securities of that Fund or class, or by the

Trustees by written notice to the shareholders of that Fund or class. If not so terminated, each Trust will continue indefinitely.

The Declaration of Trust of each Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of legal counsel chosen by a majority of the Trustees and determined by them in their reasonable judgment to be independent, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust of each Trust contains an express disclaimer of shareholder liability for acts or obligations of each Fund and provides for indemnification and reimbursement of expenses out of Fund property for any shareholder held personally liable for the obligations of a particular Fund. The Declaration of Trust of each Trust also provides for the maintenance, by or on behalf of the Trust and the Funds, of appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Funds, their shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and a Fund itself was unable to meet its obligations.

PROXY VOTING GUIDELINES AND PROCEDURES

Although individual board members may not agree with particular policies or votes by the Adviser, the Board of Trustees has approved delegating proxy voting discretion to the Adviser believing that the adviser should be responsible for voting because it is a matter relating to the investment decision making process.

The Funds' proxy voting guidelines and procedures are attached as Appendix B to this Statement of Additional Information. Information regarding how the Funds and the Diversified Investors Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, at www.divinvest.com; and (ii) on the SEC's website at www.sec.gov.

FINANCIAL STATEMENTS

The financial statements of The Diversified Investors Funds Group, The Diversified Investors Funds Group II and Diversified Investors Portfolios as of December 31, 2006 have been filed with the Securities and Exchange Commission as part of the annual reports of The Diversified Institutional Funds Group and The Diversified Institutional Strategic Allocation Funds, pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder, and are hereby incorporated herein by reference from such reports. Copies of such reports will be provided without charge to each person receiving this Statement of Additional Information.

                                                                      APPENDIX A

                        DESCRIPTION OF SECURITY RATINGS

STANDARD & POOR'S

CORPORATE AND MUNICIPAL BONDS

Issue credit ratings are based in varying degrees, on the following considerations: (1) likelihood of payment -- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA -- An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA -- An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A -- An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB -- An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C -- Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. "BB' indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB -- An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B -- An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC -- An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC -- An obligation rated "CC" is currently highly vulnerable to nonpayment.

C -- The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D -- An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The "AA" to "CCC" ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

N.R.: Not rated.

I -- The letter "i" subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The "i" subscript indicates that the rating addresses the interest portion of the obligation only. The "i" subscript will always be used in conjunction with the "p" subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of "AAAp N.R.i" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

L -- Ratings qualified with "L" apply only to amounts invested up to federal deposit insurance limits.

P -- The letter "p" subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The "p" subscript indicates that the rating addresses the principal portion of the obligation only. The "p" subscript will always be used in conjunction with the "i" subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of "AAAp N.R.i" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

PI -- Ratings with a "pi" subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and are therefore based on less comprehensive information than ratings without a "pi" subscript. Ratings with a "pi" subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

PR -- The letters "pr" indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

T -- This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

SHORT-TERM ISSUER CREDIT RATINGS

A-1 -- An obligor rated "A-1" has strong capacity to meet its financial commitments. It is rated in the highest category by Standard & Poor's. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments is extremely strong.

A-2 -- An obligor rated "A-2" has satisfactory capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3 -- An obligor rated "A-3" has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

B -- An obligor rated "B" is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

C -- An obligor rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for it to meet its financial commitments.

R -- An obligor rated "R" is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of regulatory supervision on specific issues or classes of obligations.

SD AND D -- An obligor rated "SD" (selective default) or "D" has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A "D" rating is assigned when Standard & Poor's believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An "SD" rating is assigned when Standard & Poor's believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of a default on specific issues or classes of obligations.

N.R. -- An issuer designated N.R. is not rated.

COMMERCIAL PAPER

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A" for the highest-quality obligations to "D" for the lowest. These categories are as follows:

A-1 -- This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3 -- Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B -- Issues rated "B" are regarded as having only speculative capacity for timely payment.

C -- This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D -- Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.

MOODY'S

LONG-TERM OBLIGATION RATINGS

Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa -- Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa -- Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A -- Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa -- Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba -- Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B -- Obligations rated B are considered speculative and are subject to high credit risk.

Caa -- Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca -- Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C -- Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category.

SHORT-TERM RATING

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

P-1 -- Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 -- Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 -- Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP -- Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

FITCH

INTERNATIONAL LONG-TERM CREDIT RATINGS

International Long-Term Credit Ratings are more commonly referred to as simply "Long-Term Ratings". The following scale applies to foreign currency and local currency ratings.

International credit ratings assess the capacity to meet foreign or local currency commitments. Both foreign and local currency ratings are internationally comparable assessments. The local currency rating measures the probability of payment only within the sovereign state's currency and jurisdiction.

Investment Grade

AAA -- Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA -- Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A -- High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB -- Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB -- Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B -- Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C -- High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, D -- Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90% and "D" the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

"+" OR "-"may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

"NR" indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

"WITHDRAWN": A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

RATING WATCH: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend and in these cases, the Rating Outlook may be described as "evolving".

INTERNATIONAL SHORT-TERM CREDIT RATINGS

International Short-Term Credit Ratings are more commonly referred to as simply "Short-Term Ratings". The following scale applies to foreign currency and local currency ratings.

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

International credit ratings assess the capacity to meet foreign or local currency commitments. Both foreign and local currency ratings are internationally comparable assessments. The local currency rating measures the probability of payment only within the sovereign state's currency and jurisdiction.

F1 -- Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 -- Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 -- Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B -- Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C -- High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D -- Default.  Denotes actual or imminent payment default.

"+"may be appended to an "F1" rating class to denote relative status within the category.

"NR" indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

"WITHDRAWN": A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

RATING WATCH: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

                                                                      APPENDIX B

DIVERSIFIED PROXY VOTING POLICIES

Diversified Investors Portfolios have retained ISS as agent to manage our proxy voting process. Diversified has adopted the ISS proxy voting guidelines specified below.

GLOBAL POLICY SUMMARY

CONCISE GLOBAL PROXY VOTING GUIDELINES

Following is a concise summary of general policies for voting global proxies. In addition, ISS has country-and market-specific policies, which are not captured below.


1. AUDITORS



AUDITOR RATIFICATION



Vote FOR proposals to ratify auditors, unless any of the following apply:



     - An auditor has a financial interest in or association with the company, and is therefore not independent,



     - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position; or



     -  Fees for non-audit services ("Other" fees) are excessive.



2. BOARD OF DIRECTORS



VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS



Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:



     -  Composition of the board and key board committees;



     -  Attendance at board and committee meetings;



     -  Corporate governance provisions and takeover activity;



     -  Disclosures under Section 404 of Sarbanes-Oxley Act;



     -  Long-term company performance relative to a market and peer index;



     -  Extent of the director's investment in the company;



     -  Existence of related party transactions;



     -  Whether the chairman is also serving as CEO;



     -  Whether a retired CEO sits on the board;



     -  Number of outside boards at which a director serves;



     - Majority vote standard for director elections without a provision to allow for plurality voting when there are more nominees than seats.



WITHHOLD from individual directors who:



     - Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);



     -  Sit on more than six public company boards;



     - Are CEOs of public companies who sit on the boards of more than two public companies besides their own -- withhold only at their outside boards.

WITHHOLD from the entire board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:



     - The company's proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, withhold from all incumbent directors;



     - The company's poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;



     - The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption, or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue;



     - The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;



     - The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;



     - The board failed to act on takeover offers where the majority of the shareholders tendered their shares;



     - At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;



     - The company is a Russell 3000 company that underperformed its industry group (GICS group) under the criteria discussed in the section "Performance Test for Directors".



WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:



     - The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;



     - The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;



     - The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;



     -  The full board is less than majority independent.



WITHHOLD from the members of the Audit Committee if:



     - The non-audit fees paid to the auditor are excessive (see discussion under Auditor Ratification);



     - A material weakness identified in the Section 404 Sarbanes-Oxley Act disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms;



     - There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.



WITHHOLD from the members of the Compensation Committee if:



     - There is a negative correlation between the chief executive's pay and company performance (see discussion under Equity Compensation Plans);

     - The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;



     - The company fails to submit one-time transfers of stock options to a shareholder vote;



     - The company fails to fulfill the terms of a burn rate commitment they made to shareholders;



     -  The company has backdated options (see "Options Backdating" policy);



     - The company has poor compensation practices (see "Poor Pay Practices" policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.



WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.



CLASSIFICATION/DECLASSIFICATION OF THE BOARD



Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards, and to elect all directors annually.



INDEPENDENT CHAIR (SEPARATE CHAIR/CEO)



Generally vote FOR shareholder proposals requiring an independent director fill the position of chair, unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:



     - Has a designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) At a minimum these should Include:



       -- Presiding at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,



       -- Serving as liaison between the chairman and the independent directors,



       --  Approving information sent to the board,



       --  Approving meeting agendas for the board,



       -- Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,



       --  Having the authority to call meetings of the independent directors,



       -- If requested by major shareholders, ensuring that he is available for consultation and direct communication;



     -  Two-thirds independent board;



     -  All-independent key committees;



     -  Established governance guidelines;



     -  The company does not under-perform its peers*.

------------------

* Starting in 2007, the industry peer group used for this evaluation will change from the 4-digit GICS group to the average of the 12 companies in the same 6-digit GICS group that are closest in revenue to the company, and identified on the executive compensation page of proxy analyses. To fail, the company must under-perform its index and industry group on all 4 measures (1 and 3 year performance, industry peers, and index).

  MAJORITY VOTE SHAREHOLDER PROPOSALS



Generally vote FOR precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats. Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.



3.  PROXY CONTESTS



VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS



Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:



     - Long-term financial performance of the target company relative to its industry;



     -  Management's track record;



     -  Background to the proxy contest;



     -  Qualifications of director nominees (both slates);



     - Strategic plan of dissident slate and quality of critique against management;



     - Likelihood that the proposed goals and objectives can be achieved (both slates);



     -  Stock ownership positions.



REIMBURSING PROXY SOLICITATION EXPENSES



Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.



4.  TAKEOVER DEFENSES



POISON PILLS



Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has (1) A shareholder approved poison pill in place, or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:



     -  Shareholders have approved the adoption of the plan; or



     - The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.



Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE m management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:



     - No lower than a 20% trigger, flip-in or flip-over;



     - A term of no more than three years;



     - No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;



     - Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.



SUPERMAJORITY VOTE REQUIREMENTS



Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.



5.MERGERS AND CORPORATE RESTRUCTURINGS



For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:



     - Valuation -- Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.



     - Market reaction -- How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.



     - Strategic rationale -- Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.



     - Negotiations and process -- Were the terms of the transaction negotiated at arms-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.



     - Conflicts of interest -- Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.



     - Governance -- Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6.STATE OF INCORPORATION



REINCORPORATION PROPOSALS



Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws. Vote FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes.



7.CAPITAL STRUCTURE



COMMON STOCK AUTHORIZATION



Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.



In addition, for capital requests that are less than or equal to 300 percent of the current authorized shares and marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent) vote on a CASE-BY-CASE basis. In this situation, vote FOR the increase based on the company's performance, and whether the company's ongoing use of shares has shown prudence.



ISSUE STOCK FOR USE WITH RIGHTS PLAN



Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).



PREFERRED STOCK



Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote FOR proposals to create "de-clawed" blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.



8.EXECUTIVE AND DIRECTOR COMPENSATION



POOR PAY PRACTICES



WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices, such as:



     - Egregious employment contracts (e.g., those containing multi-year guarantees for bonuses and grants);



     - Excessive perks that dominate compensation (e.g., tax gross-ups for personal use of corporate aircraft);



     - Huge bonus payouts without justifiable performance linkage or proper disclosure;



     - Performance metrics that are changed (e g., canceled or replaced during the performance period without adequate explanation of the action and the link to performance);

     - Egregious pension/SERP (supplemental executive retirement plan) payouts (e.g., the inclusion of additional years of service not worked or inclusion of performance-based equity awards in the pension calculation);



     - New CEO awarded an overly generous new hire package (e.g., including excessive "make whole" provisions or any of the poor pay practices listed in this policy);



     - Excessive severance provisions (e.g., including excessive change in control payments);



     - Change in control payouts without loss of job or substantial diminution of job duties;



     - Internal pay disparity;



     - Options backdating (covered in a separate policy); and



EQUITY COMPENSATION PLANS



Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:



     - The total cost of the company's equity plans is unreasonable;



     - The plan expressly permits the repricing of stock options without prior shareholder approval;



     - There is a disconnect between CEO pay and the company's performance;



     - The company's three year burn rate exceeds the greater of 2% and the mean plus 1 standard deviation of its industry group; or



     - The plan is a vehicle for poor pay practices.



DIRECTOR COMPENSATION



Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap.



On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation are met and disclosed in the proxy statement:



     - Director stock ownership guidelines with a minimum of three times the annual cash retainer.



     - Vesting schedule or mandatory holding/deferral period:



         -- A minimum vesting of three years for stock options or restricted stock; or



         -- Deferred stock payable at the end of a three-year deferral period.



     - Mix between cash and equity:



         -- A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or



         -- If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.



     - No retirement/benefits and perquisites provided to non-employee directors; and



     - Detailed disclosure provided on cash and equity compensation delivered to each non- employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

EMPLOYEE STOCK PURCHASE PLANS -- QUALIFIED PLANS



Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:



     -  Purchase price is at least 85% of fair market value;



     -  Offering period is 27 months or less; and



     - The number of shares allocated to the plan is ten percent or less of the outstanding shares.



EMPLOYEE STOCK PURCHASE PLANS -- NON-QUALIFIED PLANS



Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:



     - Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5% or more of beneficial ownership of the company);



     - Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;



     - Company matching contribution up to 25% of employee's contribution, which is effectively a discount of 20% from market value;



     - No discount on the stock price on the date of purchase, since there is a company matching contribution.



OPTIONS BACKDATING



In cases where a company has practiced options backdating, WITHHOLD on a CASE-BY-CASE basis from the members of the contribution committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. WITHHOLD from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:



     - Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;



     -  Length of time of options backdating;



     -  Size of restatement due to options backdating;



     - Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recouping option gains on backdated grants;



     - Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.



SEVERANCE AGREEMENTS FOR EXECUTIVES/GOLDEN PARACHUTES



Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:



     -  The triggering mechanism should be beyond the control of management;



     - The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation) during the five years prior to the year in which the change of control occurs;

     - Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.



9.CORPORATE RESPONSIBILITY



ANIMAL RIGHTS



Generally vote AGAINST proposals to phase out the use of animals in product testing unless:



     - The company is conducting animal testing programs that are unnecessary or not required by regulation;



     - The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;



     - The company has been the subject of recent, significant controversy related to its testing programs.



DRUG PRICING AND RE-IMPORTATION



Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products, unless the company fails to adhere to legislative guidelines or industry norms in its product pricing. Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:



     - The existing level of disclosure on pricing policies;



     - Deviation from established industry pricing norms;



     - The company's existing initiatives to provide its products to needy consumers;



     - Whether the proposal focuses on specific products or geographic regions.



Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug re-importation unless such information is already publicly disclosed. Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug re-importation.



GENETICALLY MODIFIED FOODS



Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products, or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.



TOBACCO



Most tobacco-related proposals (such as on second-hand smoke, advertising to youth, and spin-offs of tobacco-related business) should be evaluated on a CASE-BY-CASE basis.



TOXIC CHEMICALS



Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals. Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal uses associated with utilizing certain chemicals. Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe, unless such actions are required by law in specific markets.

ARCTIC NATIONAL WILDLIFE REFUGE



     Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:



     - New legislation is adopted allowing development and drilling in the ANWR region;



     - The company intends to pursue operations in the ANWR; and



     - The company has not disclosed an environmental risk report for its ANWR operations.



CONCENTRATED AREA FEEDING OPERATIONS (CAFOS)



Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs, unless:



     - The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or



     - The company does not directly source from CAFOs.



GLOBAL WARMING AND KYOTO PROTOCOL COMPLIANCE



Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.



Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:



     - The company does not maintain operations in Kyoto signatory markets;



     - The company already evaluates and substantially discloses such information; or,



     - Greenhouse gas emissions do not significantly impact the company's core businesses.



POLITICAL CONTRIBUTIONS



Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering: recent significant controversy or litigation related to the company's political contributions or governmental affairs, and the public availability of a policy on political contributions. Vote AGAINST proposals barring the company from making political contributions.



LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE



Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downswings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities.



OUTSOURCING/OFF-SHORING



Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering: the risks associated with certain international markets; the utility of such a report to shareholders; the existence of a publicly available code of corporate conduct that applies to international operations.

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS



Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring.



10. MUTUAL FUND PROXIES



ELECTION OF DIRECTORS



Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.



CONVERTING CLOSED-END FUND TO OPEN-END FUND



Vote CASE-BY-CASE on conversion proposals, considering the following factors:



     -  Past performance as a closed-end fund;



     -  Market in which the fund invests;



     -  Measures taken by the board to address the discount; and



     - Past shareholder activism, board activity, and votes on related proposals.



ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT



Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.



REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED



Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.



Following is a concise summary of general policies for voting international proxies.



OPERATIONAL ITEMS



FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS



Vote FOR approval of financial statements and director and auditor reports, unless:



     - There are concerns about the accounts presented or audit procedures used; or



     - The company is not responsive to shareholder questions about specific items that should be publicly disclosed.



APPOINTMENT OF AUDITORS AND AUDITOR FEES



Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:



     - There are serious concerns about the accounts presented or the audit procedures used;



     -  The auditors are being changed without explanation; or



     - Non-audit-related fees are substantial or are routinely in excess of standard annual audit related fees.



Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

APPOINTMENT OF INTERNAL STATUTORY AUDITORS



Vote FOR the appointment or reelection of statutory auditors, unless:



     - There are serious concerns about the statutory reports presented or the audit procedures used;



     - Questions exist concerning any of the statutory auditors being appointed; or



     - The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.



ALLOCATION OF INCOME



Vote FOR approval of the allocation of income, unless:



     - The dividend payout ratio has been consistently below 30 percent without adequate explanation; or



     -  The payout is excessive given the company's financial position.



STOCK (SCRIP) DIVIDEND ALTERNATIVE



Vote FOR most stock (scrip) dividend proposals.



Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.



AMENDMENTS TO ARTICLES OF ASSOCIATION



Vote amendments to the articles of association on a CASE-BY-CASE basis.



CHANGE IN COMPANY FISCAL TERM



Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.



LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP



Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.



AMEND QUORUM REQUIREMENTS



Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.



TRANSACT OTHER BUSINESS



Vote AGAINST other business when it appears as a voting item.



BOARD OF DIRECTORS



DIRECTOR ELECTIONS



Vote FOR management nominees in the election of directors, unless:



     -  Adequate disclosure has not been provided in a timely manner;



     -  There are clear concerns over questionable finances or restatements;



     -  There have been questionable transactions with conflicts of interest;

     -  There are any records of abuses against minority shareholder interests;
        or



     -  The board fails to meet minimum corporate governance standards.



Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.



Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.



Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).



Vote AGAINST labor representatives if they sit on either the audit or compensation committee, as they are not required to be on those committees.



Please see the International Classification of Directors below.



2007 INTERNATIONAL CLASSIFICATION OF DIRECTORS



EXECUTIVE DIRECTOR



     -  Employee or executive of the company;



     - Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.



NON-INDEPENDENT NON-EXECUTIVE DIRECTOR (NED)



     -  Any director who is attested by the board to be a non-independent NED;



     - Any director specifically designated as a representative of a significant shareholder of the company;



     - Any director who is also an employee or executive of a significant shareholder of the company;



     - Beneficial owner (direct or indirect) of at least 10 percent of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., members of a family that beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market specific circumstances);



     -  Government representative;



     - Currently provides (or a relative(1) provides) professional services(4) to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;



     - Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test(2));



     - Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;



     -  Relative(1) of current employee of the company or its affiliates;



     -  Relative(1) of former executive of the company or its affiliates;



     - A new appointee elected other than by a formal process through the general meeting (such as a contractual appointment by a substantial shareholder);

     - Founder/co-founder/member of founding family but not currently an employee;



     -  Former executive (five year cooling off period);



     - Years of service will NOT be a determining factor unless it is recommended best practice in a market:



         -- 9 years (from the date of election) in the United Kingdom and Ireland;



         --  12 years in European markets.



INDEPENDENT NED



     - No material(3) connection, either direct or indirect, to the company other than a board seat.



EMPLOYEE REPRESENTATIVE



     - Represents employees or employee shareholders of the company (classified as "employee representative" but considered a non-independent NED).



FOOTNOTES:

---------------


1 "Relative" follows the SEC's proposed definition of "immediate family members" which covers spouses, parents, children, stepparents, stepchildren, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.



2 If the company makes or receives annual payments exceeding the greater of $200,000 or 5 percent of the recipients gross revenues. (The recipient is the party receiving the financial proceeds from the transaction.)



3 For purposes of ISS' director independence classification, "material" will be defined as a standard of relationship (financial, personal, or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.



4 Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services), investment services, insurance counting/audit services, consulting services, marketing services, and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.



DIRECTOR COMPENSATION



Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.



Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.



Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.



Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

DISCHARGE OF BOARD AND MANAGEMENT



Vote FOR discharge of the board and management, unless:



     - There are serious questions about actions of the board or management for the year in question; or



     -  Legal action is being taken against the board by other shareholders.



Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.



DIRECTOR, OFFICER, AND AUDITOR INDEMNIFICATION AND LIABILITY PROVISIONS



Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.



Vote AGAINST proposals to indemnify auditors.



BOARD STRUCTURE



Vote FOR proposals to fix board size.



Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.



Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.



CAPITAL STRUCTURE



SHARE ISSUANCE REQUESTS



General Issuances:



Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.



Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.



Specific Issuances:



Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.



INCREASES IN AUTHORIZED CAPITAL



Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.



Vote FOR specific proposals to increase authorized capital to any amount, unless:



     - The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or



     - The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.



Vote AGAINST proposals to adopt unlimited capital authorizations.



REDUCTION OF CAPITAL



Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.



CAPITAL STRUCTURES



Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.



Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional supervoting shares.



PREFERRED STOCK



Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.



Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS' guidelines on equity issuance requests.



Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.



Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.



Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.



DEBT ISSUANCE REQUESTS



Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.



Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS' guidelines on equity issuance requests.



Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.



PLEDGING OF ASSETS FOR DEBT



Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.



INCREASE IN BORROWING POWERS



Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.



SHARE REPURCHASE PLANS



Vote FOR share repurchase plans, unless:



     - Clear evidence of past abuse of the authority is available; or



     - The plan contains no safeguards against selective buybacks.



REISSUANCE OF SHARES REPURCHASED



Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE



Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.



OTHER REORGANIZATIONS/RESTRUCTURINGS



Vote reorganizations and restructurings on a CASE-BY-CASE basis.



MERGERS AND ACQUISITIONS



Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:



For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:



     - Valuation -- Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.



     - Market reaction -- How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.



     - Strategic rationale -- Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.



     - Conflicts of interest-Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.



     - Governance -- Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.



Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.



MANDATORY TAKEOVER BID WAIVERS



Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.



REINCORPORATION PROPOSALS



Vote reincorporation proposals on a CASE-BY-CASE basis.



EXPANSION OF BUSINESS ACTIVITIES



Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

RELATED-PARTY TRANSACTIONS



Vote related-party transactions on a CASE-BY-CASE basis.



COMPENSATION PLANS



Vote compensation plans on a CASE-BY-CASE basis.



ANTITAKEOVER MECHANISMS



Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.



SHAREHOLDER PROPOSALS



Vote all shareholder proposals on a CASE-BY-CASE basis.



Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.



Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

INVESTMENT ADVISER OF CERTAIN FUNDS
  AND THE PORTFOLIOS, ADMINISTRATOR
  AND TRANSFER AGENT

Diversified Investment Advisors, Inc.
Four Manhattanville Road
Purchase, New York 10577

INVESTMENT ADVISER OF THE S&P 500 INDEX MASTER PORTFOLIO

Barclays Global Fund Advisors
45 Fremont Street
San Francisco, California 94105

INVESTMENT SUBADVISERS OF THE PORTFOLIOS

Money Market Portfolio:
  GE Asset Management, Incorporated
     3001 Summer Street, P.O. Box 120031
     Stamford, Connecticut 06912-0031

High Quality Bond Portfolio:
  Merganser Capital Management Limited Partnership
     99 High Street
     Boston, Massachusetts 02110

Inflation-Protected Securities Portfolio:
  BlackRock Financial Management, Inc.
     40 East 52(nd) Street

     New York, New York 10022


Total Return Bond Portfolio:
  Western Asset Management Company
     385 East Colorado Boulevard
     Pasadena, California 91101

  Western Asset Management Company Limited
     10 Exchange Square
     Primrose Street
     London, England EC2A 2EN

Core Bond Portfolio:
  BlackRock Financial Management, Inc.
     40 East 52(nd) Street

     New York, New York 10022


High Yield Bond Portfolio:
  Eaton Vance Management
     255 State Street
     Boston, Massachusetts 02109

Balanced Portfolio:
  Goldman Sachs Asset Management, L.P.
     32 Old Slip
     New York, New York 10005

  Western Asset Management Company
     385 East Colorado Boulevard
     Pasadena, California 91101

  Western Asset Management Company Limited
     10 Exchange Square
     Primrose Street
     London, England EC2A 2EN

Value & Income Portfolio:

  AllianceBernstein LP

     1345 Avenue of the Americas
     New York, New York 10105

  TCW Investment Management Company
     865 South Figueroa Street
     Los Angeles, California 90014

Value Portfolio:
  Hotchkis and Wiley Capital Management, LLC
     725 South Figueroa Street, 39th Floor
     Los Angeles, California 90017-5439

Growth & Income Portfolio:

  Ark Asset Management Co., Inc.

     125 Broad Street, 13th Floor
     New York, New York 10004

  Aronson+Johnson+Ortiz, LP
     230 S. Broad Street, 20th Floor

     Philadelphia, Pennsylvania 19102


  Goldman Sachs Asset Management, L.P.
     32 Old Slip
     New York, New York 10005

Equity Growth Portfolio:

  Ark Asset Management Co., Inc.

     125 Broad Street, 13th Floor
     New York, New York 10004

  Marsico Capital Management, LLC
     1200 17th Street, Suite 1300
     Denver, Colorado 80202

Mid-Cap Value Portfolio:
  Cramer, Rosenthal, McGlynn, LLC
     520 Madison Avenue
     New York, New York 10022

  LSV Asset Management
     One North Wacker Drive
     Suite 4000
     Chicago, Illinois 60606


  RiverSource Investments, LLC

     200 Ameriprise Financial Center
     Minneapolis, Minnesota 55474

Mid-Cap Growth Portfolio:
  Columbus Circle Investors
     One Station Place
     Stamford, Connecticut 06902

Small-Cap Value Portfolio:
  EARNEST Partners, LLC

     1180 Peachtree Street, Suite 2300

     Atlanta, Georgia 30309

  Mesirow Financial Management, Inc.
     350 N. Clark Street
     Chicago, Illinois 60610

Special Equity Portfolio:
  EARNEST Partners, LLC

     1180 Peachtree Street, Suite 2300

     Atlanta, Georgia 30309

  INVESCO Institutional (N.A.), Inc.

     One Middletown Plaza,


     1360 Peachtree Street, N.E.,


     Suite 100


     Atlanta, Georgia 30309



  Mazama Capital Management, Inc.

     One Southwest Columbia Street
     Suite 1500
     Portland, Oregon 97258

  RS Investment Management Co. LLC
     388 Market Street, Suite 1700
     San Francisco, California 94111

  Wellington Management Company, LLP
     75 State Street
     Boston, Massachusetts 02109

Small-Cap Growth Portfolio:
  Perimeter Capital Partners LLC
     5 Concourse Parkway
     Suite 2725
     Atlanta, Georgia 30328

Aggressive Equity Portfolio:
  Turner Investment Partners, Inc.
     1205 Westlake Drive
     Berwyn, Pennsylvania 19312

International Equity Portfolio:
  LSV Asset Management
     One North Wacker Drive
     Suite 4000
     Chicago, Illinois 60606

  Wellington Management Company, LLP
     75 State Street
     Boston, Massachusetts 02109

DISTRIBUTOR

Diversified Investors Securities Corp.
Four Manhattanville Road
Purchase, New York 10577

CUSTODIAN

Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


PricewaterhouseCoopers LLP


300 Madison Avenue


New York, New York 10017

3157 (Rev. 5/07)

                                     PART C

                               OTHER INFORMATION

ITEM 23.  EXHIBITS

      (a)        Amended and Restated Declaration of Trust of the
                 Registrant(4)
      (b)        By-Laws of the Registrant(1)
      (d)        Investment Advisory Agreement between the Registrant and
                 Diversified with respect to Diversified Investors Strategic
                 Allocation Funds(2)
      (e)        Distribution Agreement between the Registrant and
                 Diversified Investors Securities Corp. ("DISC")(2)
      (g)        Custodian Agreement between the Registrant and Investors
                 Bank & Trust Company(2)
      (h)(1) Administrative and Transfer Agency Services Agreement between the Registrant and Diversified(2) and(3)
      (h)(2) Third Party Feeder Agreement between the Registrant, DISC and Master Investment Portfolio(3)
      (i)        Opinion of Counsel(2)
      (j)        Consent of Independent Registered Public Accounting Firm.
      (l)        Investor Representation Letter of Initial Shareholder(2)
      (m)        Distribution Plan(6)
      (o)        Powers of Attorney(5)(6)
      (p)        Code of Ethics(6)

---------------
(1) Incorporated herein by reference from the Pre-Effective Amendment to the Registrant's Registration Statement on Form N-1A (the "Registration Statement") (File No. 333-00295) as filed with the U.S. Securities and Exchange Commission (the "Commission") on January 19, 1996.

(2) Incorporated herein by reference from Pre-Effective Amendment No. 1 to the Registration Statement as filed with the Commission on May 3, 1996.

(3) Incorporated herein by reference from Post-Effective Amendment No. 8 to the Registration Statement as filed with the Commission on June 28, 2000.

(4) Incorporated herein by reference from Post-Effective Amendment No. 16 to the Registration Statement as filed with the Commission on February 28, 2003.

(5) Incorporated herein by reference from Post-Effective Amendment No. 23 to the Registration Statement as filed with the Commission on April 28, 2006.

(6) Incorporated herein by reference from Post-Effective Amendment No. 24 to the Registration Statement as filed with the Commission on February 28, 2007.

    ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

To the knowledge of Registrant, neither the Registrant nor any series thereof controls or is under common control with any other person. The Registrant has no subsidiaries.

ITEM 25.  INDEMNIFICATION.

Reference is made to Article V of the Registrant's Declaration of Trust, previously filed as an Exhibit to this Registration Statement.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to Trustees, officers and controlling persons of the Trust pursuant to the Trust's Declaration of Trust, or otherwise, the Trust has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

Diversified Investment Advisors, Inc. ("Diversified") is an indirect, wholly-owned subsidiary of AEGON USA, Inc., a financial services holding company whose primary emphasis is life and health insurance and annuity and investment products. AEGON is an indirect, wholly-owned subsidiary of AEGON nv, a Netherlands corporation which is a publicly traded international insurance group.

Information as to the name, address and principal business of the directors and executive officers of Diversified is included in its Form ADV (File No. 801-42910), as filed with the Commission, and such information is hereby incorporated herein by reference from such Form ADV.

Barclays Global Fund Advisors ("Barclays") is a wholly-owned subsidiary of Barclays Global Investors, a national banking association ("BGI"). Barclays' business is that of a registered investment adviser to certain open-end management investment companies and various other institutional investors.

Each of the directors and executive officers of Barclays will also have substantial responsibilities as directors and/or officers of BGI. To the knowledge of the Registrant, except as set forth below, none of the directors or executive officers of Barclays is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. The address of each director and executive officer is 45 Fremont Street, San Francisco, CA 94105.

                                                      POSITION AT BARCLAYS AND PRINCIPAL BUSINESS(ES)
NAME                                                     DURING AT LEAST THE LAST TWO FISCAL YEARS
----                                                  -----------------------------------------------
Blake Grossman                                    Chairman of the Board, Director, and Chief Executive
                                                  Officer of Barclays
Frank Ryan                                        Chief Financial Officer of Barclays
Rohit Bhagat                                      Director and Chief Operating Officer of Barclays
Lee Kranefuss                                     Director of Barclays
Theda R. Haber                                    Assistant Secretary of Barclays
Joanne T. Medero                                  Secretary of Barclays
Terri L. Slane                                    Assistant Secretary of Barclays

ITEM 27.  PRINCIPAL UNDERWRITERS.

(a) Diversified Investors Securities Corp. is the principal underwriter (the "Distributor") of the Registrant. The Distributor also serves as the exclusive placement agent for Diversified Investors Portfolios.

(b) The names, titles and principal business addresses of the officers and directors of the Distributor are as stated on Form U-4 filed by each individual officer and on Form BD including Schedules A and C thereof (File No. 8-45671), the text of which is hereby incorporated herein by reference.

(c) Not applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.

Diversified Investment Advisors, Inc.
4 Manhattanville Road
Purchase, New York 10577
(administrator and transfer agent)

Diversified Investors Securities Corp.
4 Manhattanville Road
Purchase, New York 10577
(distributor)

Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116
(custodian)

ITEM 29.  MANAGEMENT SERVICES.

Not applicable.

ITEM 30.  UNDERTAKINGS.

Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized in the County of Westchester and the State of New York, on the 30th day of April, 2007.

                                       THE DIVERSIFIED INVESTORS
                                         FUNDS GROUP II

                                       By:         /s/ MARK MULLIN
                                         ---------------------------------------
                                                       Mark Mullin
                                           Trustee, President, Chief Executive
                                            Officer and Chairman of the Board
                                                       of Trustees

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities indicated on April 30, 2007.

                 SIGNATURES                                               TITLE
                 ----------                                               -----

               /s/ MARK MULLIN                   Trustee, President, Chief Executive Officer and Chairman
---------------------------------------------    of the Board of Trustees
                 Mark Mullin

          * /s/ JOSEPH P. CARUSONE               Treasurer, Chief Financial Officer and Principal
---------------------------------------------    Accounting Officer
             Joseph P. Carusone

            * /s/ NEAL M. JEWELL                 Trustee
---------------------------------------------
               Neal M. Jewell

           * /s/ MITCHELL JOHNSON                Trustee
---------------------------------------------
              Mitchell Johnson

          * /s/ EUGENE M. MANNELLA               Trustee
---------------------------------------------
             Eugene M. Mannella

         * /s/ JOYCE GALPERN NORDEN              Trustee
---------------------------------------------
            Joyce Galpern Norden

          * /s/ LOWELL W. ROBINSON               Trustee
---------------------------------------------
             Lowell W. Robinson

          * /s/ PATRICIA L. SAWYER               Trustee
---------------------------------------------
             Patricia L. Sawyer

          *By: /s/ ROBERT F. COLBY
   ---------------------------------------
               Robert F. Colby
   Attorney-in-fact pursuant to powers of
          attorney previously filed

                                   SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act of 1940, Diversified Investors Portfolios has duly caused this Post-Effective Amendment to the Registration Statement on Form N-1A of The Diversified Investors Funds Group II to be signed on its behalf by the undersigned, thereunto duly authorized in the County of Westchester and the State of New York, on the 30th day of April, 2007.

                                         DIVERSIFIED INVESTORS PORTFOLIOS

                                         By:        /s/ MARK MULLIN
                                          --------------------------------------
                                                       Mark Mullin
                                           Trustee, President, Chief Executive
                                              Officer and Chairman of the Board
                                                 of Trustees of Diversified
                                                    Investors Portfolios

Pursuant to the Securities Act, this Post-Effective Amendment to the Registration Statement on Form N-1A of The Diversified Investors Funds Group II has been signed below by the following persons in the capacities indicated on April 30, 2007.

                    SIGNATURES                                                TITLE
                    ----------                                                -----

                  /s/ MARK MULLIN                      Trustee, President, Chief Executive Officer and
---------------------------------------------------    Chairman of the Board of Trustees of Diversified
                    Mark Mullin                        Investors Portfolios

             * /s/ JOSEPH P. CARUSONE                  Chief Financial Officer and Principal Accounting
---------------------------------------------------    Officer of Diversified Investors Portfolios
                Joseph P. Carusone

               * /s/ NEAL M. JEWELL                    Trustee of the Diversified Investors Portfolios
---------------------------------------------------
                  Neal M. Jewell

              * /s/ MITCHELL JOHNSON                   Trustee of the Diversified Investors Portfolios
---------------------------------------------------
                 Mitchell Johnson

             * /s/ EUGENE M. MANNELLA                  Trustee of the Diversified Investors Portfolios
---------------------------------------------------
                Eugene M. Mannella

            * /s/ JOYCE GALPERN NORDEN                 Trustee of the Diversified Investors Portfolios
---------------------------------------------------
               Joyce Galpern Norden

             * /s/ LOWELL W. ROBINSON                  Trustee of the Diversified Investors Portfolios
---------------------------------------------------
                Lowell W. Robinson

             * /s/ PATRICIA L. SAWYER                  Trustee of Diversified Investors Portfolios
---------------------------------------------------
                Patricia L. Sawyer

             *By: /s/ ROBERT F. COLBY
   ---------------------------------------------
                  Robert F. Colby
           Attorney-in-fact pursuant to
        powers of attorney previously filed

                                   SIGNATURES

     This Registration Statement contains certain disclosures regarding the S&P 500 Index Master Portfolio (the "Portfolio"), a series of Master Investment Portfolio (the "Trust"). The Trust has, subject to the next sentence, duly caused this Registration Statement on Form N-1A of the Diversified Investors Funds Group II (the "Registrant") to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco and State of California on April 30, 2007. The Trust is executing this Registration Statement only in respect of the disclosures contained herein specifically describing the Trust and the Portfolio and hereby disclaims any responsibility or liability as to any other disclosures in this Registration Statement.

     This Registration Statement on Form N-1A of the Registrant has been signed below by the following persons, solely in the capacities indicated and subject to the next sentence on April 30, 2007. Each of the following persons is signing this Registration Statement only in respect of the disclosures contained herein specifically describing the Trust and the Portfolio and hereby disclaims any responsibility or liability as to any other disclosures in this Registration Statement.

                                         Master Investment Portfolios
                                         on behalf of S&P 500 Master
                                         Investment Portfolio

                                         By:     /s/ MICHAEL A. LATHAM
                                          --------------------------------------
                                                    Michael A. Latham
                                                 Secretary, Treasurer and
                                                 Chief Financial Officer

                    SIGNATURE                                                 TITLE
                    ---------                                                 -----

                        **                                                   Trustee
 ------------------------------------------------
               Mary G.D. Bitterman


                        **                                                   Trustee
 ------------------------------------------------
                  A. John Gambs


              /s/ MICHAEL A. LATHAM                     Secretary, Treasurer and Chief Financial Officer
 ------------------------------------------------
                Michael A. Latham


                        **                               President, Chief Executive Officer and Trustee
 ------------------------------------------------
                  Lee Kranefuss


                        **                                                   Trustee
 ------------------------------------------------
               Wendy Paskin-Jordan


                        **                                                   Trustee
 ------------------------------------------------
                    Leo Soong


           **By: /s/ MICHAEL A. LATHAM
 ------------------------------------------------
                Michael A. Latham
            Attorney-in-Fact pursuant
              to Powers of Attorney

                                 EXHIBIT INDEX

EXHIBIT NO.                           DESCRIPTION
-----------                           -----------
(j)           Consent of Independent Registered Public Accounting Firm.